As filed with the Securities and Exchange Commission on
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January 25, 2019
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Registration No. 33-51017
811-07121

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-1A
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	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
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	Pre-Effective Amendment No.	/ /
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	Post-Effective Amendment No. 41	/ X /
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	and/or	----
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	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	/ X /
	ACT OF 1940	----
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	Amendment No. 42	/ X /
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	(Check appropriate box or boxes)	----
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PUTNAM ASSET ALLOCATION FUNDS
(Exact name of Registrant as Specified in Charter)

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100 Federal Street, Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)
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Registrant's Telephone Number, including Area Code
(617) 292-1000

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It is proposed that this filing will become effective

(check appropriate box)
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/ /	immediately upon filing pursuant to paragraph (b)
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/ X /	on January 30, 2019 pursuant to paragraph (b)
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/ /	60 days after filing pursuant to paragraph (a)(1)
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/ /	on (date) pursuant to paragraph (a)(1)
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/ /	75 days after filing pursuant to paragraph (a)(2)
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/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.
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If appropriate, check the following box:
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/ /	this post-effective amendment designates a new
----	effective date for a previously filed post-effective amendment.

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ROBERT T. BURNS, Vice President
PUTNAM ASSET ALLOCATION FUNDS

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100 Federal Street
Boston, Massachusetts 02110
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(Name and address of agent for service)
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Copy to:
BRYAN CHEGWIDDEN, Esquire
ROPES & GRAY LLP
1211 Avenue of the Americas
New York, New York 10036
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Putnam Dynamic Asset Allocation Funds

Prospectus

1 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, the fund's annual and semiannual reports will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam's website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports after January 1, 2021 free of charge, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS P	CLASS R	CLASS R5	CLASS R6	CLASS Y
Putnam Dynamic Asset Allocation Growth Fund	PAEAX	PAEBX	PAECX	PAGMX	—	PASRX	PADEX	PAEEX	PAGYX
Putnam Dynamic Asset Allocation Balanced Fund	PABAX	PABBX	AABCX	PABMX	—	PAARX	PAADX	PAAEX	PABYX
Putnam Dynamic Asset Allocation Conservative Fund	PACAX	PACBX	PACCX	PACMX	—	PACRX	PACDX	PCCEX	PACYX

Investment Category: Asset Allocation

This prospectus explains what you should know about these mutual funds before you invest. Please read it carefully.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

Table of contents

Fund summaries	2
What are each fund’s main investment strategies and related risks?	18
Who oversees and manages the funds?	24
How do the funds price their shares?	26
How do I buy fund shares?	27
How do I sell or exchange fund shares?	37
Policy on excessive short-term trading	40
Distribution plans and payments to dealers	42
Fund distributions and taxes	44
Financial highlights	46
Appendix	60

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Fund summaries

Putnam Dynamic Asset Allocation Growth Fund

Goal

Putnam Dynamic Asset Allocation Growth Fund seeks capital appreciation.

Fees and expenses

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The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 27 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

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Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class P	NONE	NONE
Class R	NONE	NONE
Class R5	NONE	NONE
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Class R6	NONE	NONE
Class Y	NONE	NONE

2          Prospectus

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

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Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.59%	0.25%	0.23%	1.07%
Class B	0.59%	1.00%	0.23%	1.82%
Class C	0.59%	1.00%	0.23%	1.82%
Class M	0.59%	0.75%	0.23%	1.57%
Class P	0.59%	N/A	0.07%	0.66%
Class R	0.59%	0.50%	0.23%	1.32%
Class R5	0.59%	N/A	0.21%	0.80%
Class R6	0.59%	N/A	0.11%	0.70%
Class Y	0.59%	N/A	0.23%	0.82%

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*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.

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Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

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Share class	1 year	3 years	5 years	10 years
Class A	$678	$896	$1,131	$1,806
Class B	$685	$873	$1,185	$1,940
Class B (no redemption)	$185	$573	$985	$1,940
Class C	$285	$573	$985	$2,137
Class C (no redemption)	$185	$573	$985	$2,137
Class M	$504	$828	$1,175	$2,152
Class P	$67	$211	$368	$822
Class R	$134	$418	$723	$1,590
Class R5	$82	$255	$444	$990
Class R6	$72	$224	$390	$871
Class Y	$84	$262	$455	$1,014

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating

Prospectus          3

expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 109%.

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Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic allocation	Range
Equity	80%	65-95%
Fixed Income	20%	5-35%

We invest mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We may also select other investments that do not fall within these asset classes. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

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Our allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

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Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default

4          Prospectus

on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

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Annual total returns for class A shares before sales charges

Prospectus          5

Average annual total returns after sales charges (for periods ended 12/31/18)

Share class	1 year	5 years	10 years
Class A before taxes	-14.90%	3.63%	10.14%
Class A after taxes on distributions	-17.20%	1.24%	8.54%
Class A after taxes on distributions and sale of fund shares	-7.86%	2.32%	7.96%
Class B before taxes	-14.45%	3.80%	10.14%
Class C before taxes	-11.22%	4.07%	9.96%
Class M before taxes	-13.29%	3.60%	9.86%
Class P before taxes*	-9.30%	5.21%	11.11%
Class R before taxes	-9.89%	4.60%	10.51%
Class R5 before taxes*	-9.41%	5.15%	11.08%
Class R6 before taxes*	-9.34%	5.24%	11.15%
Class Y before taxes	-9.41%	5.14%	11.07%
Russell 3000 Index** (no deduction for fees, expenses or taxes)	-5.24%	7.91%	13.18%
Putnam Growth Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI EAFE Index (ND))	-5.91%	5.63%	10.55%

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*	Performance for class R5 and class R6 shares prior to their inception (7/2/12) and for class P shares prior to their inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5, class R6 and class P shares; had it, returns would have been higher.

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**	Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The Putnam Growth Blended Benchmark is an unmanaged index administered by Putnam Management, 60% of which is the Russell 3000 Index, 15% of which is the MSCI EAFE Index (ND), 15% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 5% of which is the JPMorgan Developed High Yield Index and 5% of which is the MSCI Emerging Markets Index (GD).

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Robert Schoen
Chief Investment Officer, Global Asset
Allocation, portfolio manager of the
fund since 2002

James Fetch
Co-Head of Global Asset Allocation,
portfolio manager of the fund
since 2008

6          Prospectus

Jason Vaillancourt
Co-Head of Global Asset Allocation,
portfolio manager of the fund
since 2008

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 17.

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Putnam Dynamic Asset Allocation Balanced Fund

Goal

Putnam Dynamic Asset Allocation Balanced Fund seeks total return. Total return is composed of capital appreciation and income.

Fees and expenses

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The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 27 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).


Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class P	NONE	NONE
Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
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
Class Y	NONE	NONE

Prospectus          7

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)


Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.52%	0.25%	0.20%	0.97%
Class B	0.52%	1.00%	0.20%	1.72%
Class C	0.52%	1.00%	0.20%	1.72%
Class M	0.52%	0.75%	0.20%	1.47%
Class P	0.52%	N/A	0.06%	0.58%
Class R	0.52%	0.50%	0.20%	1.22%
Class R5	0.52%	N/A	0.20%	0.72%
Class R6	0.52%	N/A	0.10%	0.62%
Class Y	0.52%	N/A	0.20%	0.72%

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*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.

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

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

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Share class	1 year	3 years	5 years	10 years
Class A	$668	$866	$1,080	$1,696
Class B	$675	$842	$1,133	$1,831
Class B (no redemption)	$175	$542	$933	$1,831
Class C	$275	$542	$933	$2,030
Class C (no redemption)	$175	$542	$933	$2,030
Class M	$494	$799	$1,125	$2,046
Class P	$59	$186	$324	$726
Class R	$124	$387	$670	$1,477
Class R5	$74	$230	$401	$894
Class R6	$63	$199	$346	$774
Class Y	$74	$230	$401	$894

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating

8          Prospectus

expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 129%.

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Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic allocation	Range
Equity	60%	45-75%
Fixed Income	40%	25-55%

We invest mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We also invest in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We may also select other investments that do not fall within these asset classes. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.


Our allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

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Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default

Prospectus          9

on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

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Annual total returns for class A shares before sales charges

10          Prospectus

Average annual total returns after sales charges (for periods ended 12/31/18)

Share class	1 year	5 years	10 years
Class A before taxes	-12.54%	3.36%	9.43%
Class A after taxes on distributions	-14.42%	1.72%	8.07%
Class A after taxes on distributions and sale of fund shares	-6.43%	2.34%	7.37%
Class B before taxes	-12.19%	3.48%	9.43%
Class C before taxes	-8.77%	3.81%	9.26%
Class M before taxes	-10.92%	3.34%	9.14%
Class P before taxes*	-6.81%	4.93%	10.40%
Class R before taxes	-7.43%	4.32%	9.80%
Class R5 before taxes*	-6.95%	4.86%	10.37%
Class R6 before taxes*	-6.86%	4.97%	10.44%
Class Y before taxes	-6.95%	4.86%	10.37%
Russell 3000 Index** (no deduction for fees, expenses or taxes)	-5.24%	7.91%	13.18%
Putnam Balanced Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI EAFE Index (ND))	-3.90%	5.24%	9.22%

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*	Performance for class R5 and class R6 shares prior to their inception (7/2/12) and for class P shares prior to their inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5, class R6 and class P shares; had it, returns would have been higher.



**	Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The Putnam Balanced Blended Benchmark is an unmanaged index administered by Putnam Management, 50% of which is the Russell 3000 Index, 35% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 10% of which is the MSCI EAFE Index (ND) and 5% of which is the JPMorgan Developed High Yield Index.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Robert Schoen
Chief Investment Officer, Global Asset
Allocation, portfolio manager of the
fund since 2002

James Fetch
Co-Head of Global Asset Allocation,
portfolio manager of the fund
since 2008

Prospectus          11

Jason Vaillancourt
Co-Head of Global Asset Allocation,
portfolio manager of the fund
since 2008

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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For important information about the purchase and sale of fund shares, tax information, and financial intermediary compensation, please turn to Important Additional Information About All Funds beginning on page 17.

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Putnam Dynamic Asset Allocation Conservative Fund

Goal

Putnam Dynamic Asset Allocation Conservative Fund seeks total return consistent with preservation of capital. Total return is composed of capital appreciation and income.

Fees and expenses

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The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 27 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).


Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class P	NONE	NONE
Class R	NONE	NONE
Class R5	NONE	NONE
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
Class R6	NONE	NONE
Class Y	NONE	NONE

12          Prospectus

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)


Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.52%	0.25%	0.22%	0.99%
Class B	0.52%	1.00%	0.22%	1.74%
Class C	0.52%	1.00%	0.22%	1.74%
Class M	0.52%	0.75%	0.22%	1.49%
Class P	0.52%	N/A	0.08%	0.60%
Class R	0.52%	0.50%	0.22%	1.24%
Class R5	0.52%	N/A	0.19%	0.71%
Class R6	0.52%	N/A	0.12%	0.64%
Class Y	0.52%	N/A	0.22%	0.74%

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*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.



Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

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Share class	1 year	3 years	5 years	10 years
Class A	$670	$872	$1,091	$1,718
Class B	$677	$848	$1,144	$1,853
Class B (no redemption)	$177	$548	$944	$1,853
Class C	$277	$548	$944	$2,052
Class C (no redemption)	$177	$548	$944	$2,052
Class M	$496	$805	$1,135	$2,067
Class P	$61	$192	$335	$750
Class R	$126	$393	$681	$1,500
Class R5	$73	$227	$395	$883
Class R6	$65	$205	$357	$798
Class Y	$76	$237	$411	$918

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating

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expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 166%.

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Investments, risks, and performance

Investments

The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

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Class	Strategic allocation	Range
Equity	30%	15-45%
Fixed Income	70%	55-85%

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We invest mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. We also invest, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We may also select other investments that do not fall within these asset classes. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

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Our allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

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Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default

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on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

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Annual total returns for class A shares before sales charges

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Average annual total returns after sales charges (for periods ended 12/31/18)

Share class	1 year	5 years	10 years
Class A before taxes	-10.25%	2.27%	7.09%
Class A after taxes on distributions	-11.37%	0.78%	5.78%
Class A after taxes on distributions and sale of fund shares	-5.51%	1.38%	5.30%
Class B before taxes	-10.08%	2.36%	7.11%
Class C before taxes	-6.47%	2.71%	6.92%
Class M before taxes	-8.54%	2.24%	6.81%
Class P before taxes*	-4.39%	3.80%	8.05%
Class R before taxes	-4.99%	3.22%	7.51%
Class R5 before taxes*	-4.58%	3.78%	8.05%
Class R6 before taxes*	-4.44%	3.86%	8.10%
Class Y before taxes	-4.55%	3.74%	8.02%
Bloomberg Barclays U.S. Aggregate Bond Index (no deduction for fees, expenses or taxes)	0.01%	2.52%	3.48%
Putnam Conservative Blended Benchmark (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends in the case of the MSCI EAFE Index (ND))	-1.92%	3.97%	6.62%

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*	Performance for class R5 and class R6 shares prior to their inception (7/2/12) and for class P shares prior to their inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5, class R6 and class P shares; had it, returns would have been higher.

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The Putnam Conservative Blended Benchmark is an unmanaged index administered by Putnam Management, 65% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 25% of which is the Russell 3000 Index, 5% of which is the JPMorgan Developed High Yield Index and 5% of which is the MSCI EAFE Index (ND).

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Robert Schoen
Chief Investment Officer, Global Asset
Allocation, portfolio manager of the
fund since 2002

James Fetch
Co-Head of Global Asset Allocation,
portfolio manager of the fund
since 2008

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Jason Vaillancourt
Co-Head of Global Asset Allocation,
portfolio manager of the fund
since 2008

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Important Additional Information About All Funds

Purchase and sale of fund shares

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You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

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When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

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Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

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You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

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What are each fund’s main investment strategies and related risks?

This section contains greater detail on each fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summaries, we pursue each fund’s goal by adjusting portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal.

There are three funds in the Putnam Global Asset Allocation suite. These funds pursue their goals by making strategic allocations to equity and fixed income asset classes, and by adjusting these allocations dynamically within certain specified ranges as market conditions change.

EQUITY INVESTMENTS

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  Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also other companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, a fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those issuers, industries or sectors.

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The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

Value stocks — Companies whose stocks we believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the

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company, then the price of the company’s stock may fall or may not approach the value that we have placed on it. In addition, value stocks, at times, may not perform as well as growth stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

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  Small and midsize companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, lack profitability or depend on a small management group. Stocks of these companies often trade in smaller volumes, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsize companies may therefore be more vulnerable to adverse developments than those of larger companies. In addition, stocks of small and midsize companies, at times, may not perform as well as stocks of larger companies or the stock market in general, and may be out of favor with investors for varying periods of time. Small companies in foreign countries could be relatively smaller than those in the United States.

FIXED INCOME INVESTMENTS

  Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of a fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

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Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, a fund might not benefit from any increase in value as a result of declining interest rates.

  Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of each fund’s total assets (but not more than a fund’s maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or that are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of Conservative Fund’s total assets in debt investments rated lower than BB or its equivalent. We may invest up to 5% of a fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each rating agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced (or increased) after we buy it.

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Investments rated below BBB or its equivalent are below-investment-grade in quality and may be considered speculative. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving a fund’s goal may depend more on our own credit analysis when we buy lower-rated debt than when we buy investment-grade debt. We may have to participate in legal proceedings involving the issuer. This could increase a fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

  Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields.

Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed

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securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

BOTH ASSET CLASSES

  Foreign investments. Each fund may invest in the securities of foreign companies, but the Growth Fund invests a greater portion of its assets in foreign securities than the other two funds. Foreign investments involve certain special risks, including:
—	Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.
—	Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of economic sanctions or restrictions on the exchange or export of foreign currency, and tax increases.

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—	Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Foreign securities may trade on markets that are closed when U.S. markets are open. As a result, accurate pricing information based on foreign market prices may not always be available.

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—	Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.
—	Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. In addition, there may be limited or no markets for bonds of issuers that become distressed. For the same reason, we may at times find it difficult to value the funds’ foreign investments.
—	Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.
—	Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues. In addition, there may be no legal recourse for investors in the event of default by a sovereign government.

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The risks of foreign investments are typically increased in countries with less developed markets, which are sometimes referred to as emerging markets. Emerging markets may have less developed economies and legal and regulatory systems, and may be susceptible to greater political and economic instability than developed foreign markets. Countries with emerging markets are also more likely to experience high levels of inflation or currency devaluation, and investments in emerging markets may be more volatile and less liquid than investments in developed markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain risks related to foreign investments may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

  Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease a fund’s exposure to long or short term interest rates (in the United States or abroad) or to a particular currency or group of currencies. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. In addition, derivatives positions that offset each other may be netted together for purposes of our policy on strategic allocation between stocks and bonds.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide a fund with investment exposure greater than the value of a fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to a fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further

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information about additional types and risks of derivatives and the funds’ asset segregation policies, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

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  Liquidity and illiquid investments. We may invest up to 15% of a fund’s assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining a fund’s net asset value. We may not be able to sell a fund’s investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.
  Market risk. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions; investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, terrorism and war); and factors related to a specific issuer, asset class, geography, industry or sector. Foreign financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. During a general downturn in financial markets, multiple asset classes may decline in value simultaneously. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
  Other investments. In addition to the main investment strategies described above, a fund may make other types of investments, such as investments in preferred stocks, convertible securities, bank loans and hybrid and structured bonds and notes (including debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index). Each fund may also loan its portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.

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  Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of a fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause a fund to miss out on investment opportunities, and may prevent a fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

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  Changes in policies. The Trustees may change a fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided in the prospectus or SAI.

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  Portfolio turnover rate. A fund’s portfolio turnover rate measures how frequently a fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that a fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. Each fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and to incur other transaction costs (including imputed transaction costs), which may detract from performance. A fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transaction costs it incurs will vary over time based on market conditions.
  Portfolio holdings. The SAI includes a description of each fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on a fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where each fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until a fund files a Form N-CSR or N-Q (or, once a fund begins filing on Form N-PORT in April 2019, a Form N-CSR or publicly available Form N-PORT) with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

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Who oversees and manages the funds?

The funds’ Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of each fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the funds or affiliated with Putnam Investment Management, LLC (Putnam Management).

The Trustees periodically review each fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of each fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the funds’ Trustees
Address correspondence to:
The Putnam Funds Trustees
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100 Federal Street
Boston, MA 02110

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The funds’ investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business.

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The basis for the Trustees’ approval of each fund’s management contract and the sub-management and sub-advisory contracts described below is discussed in each fund’s annual report to shareholders dated September 30, 2018.

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Each fund pays a monthly management fee to Putnam Management. The fee is calculated by applying a rate to each fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets), and generally declines as the aggregate net assets increase.

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The Growth Fund, Balanced Fund and Conservative Fund paid Putnam Management a management fee (after any applicable waivers) of 0.59%, 0.52% and 0.52%, respectively, of average net assets for each fund’s last fiscal year.

Putnam Management’s address is 100 Federal Street, Boston, MA 02110.

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Putnam Management has retained its affiliate PIL to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. PIL is not currently managing any fund assets. If PIL were to manage any fund assets, Putnam Management (and not the funds) would pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average net asset value (NAV) of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at 16 St James’s Street, London, England, SW1A 1ER.

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Putnam Management and PIL have retained their affiliate PAC to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management or PIL, as applicable. PAC is not currently managing any fund assets. If PAC were to manage any fund assets, Putnam Management or PIL, as applicable (and not the funds), would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average NAV of any fund assets managed by PAC. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at 100 Federal Street, Boston, MA 02110, with additional investment management personnel located in Singapore.

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Pursuant to these arrangements, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the funds or provide other investment services, consistent with local regulations.

  Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of each fund’s portfolio.

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Portfolio managers	Joined funds	Employer	Positions over past five years
Robert Schoen	2002	Putnam Management 1997 - Present	Chief Investment Officer, Global Asset Allocation Previously, Co-Head of Global Asset Allocation and Portfolio Manager
James Fetch	2008	Putnam Management 1994 - Present	Co-Head of Global Asset Allocation Previously, Portfolio Manager
Jason Vaillancourt	2008	Putnam Management 1999 - Present	Co-Head of Global Asset Allocation Previously, Portfolio Manager

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the funds.

How do the funds price their shares?

The price of a fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the NYSE each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. For example, a fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or if, in the case of a security traded on a market that closes before the NYSE closes, material information about the issuer becomes available after the close of the relevant market.

Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by each fund’s Trustees or dealers selected by Putnam Management. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

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Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern Time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a fund’s NAV. Because foreign

26          Prospectus

markets may be open at different times than the NYSE, the value of a fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE, and the closing prices for securities in those markets or exchanges may not reflect events that occur after the close but before the scheduled close of regular trading on the NYSE. As a result, each fund has adopted fair value pricing procedures, which, among other things, require a fund to fair value foreign equity securities if there has been a movement in the U.S. market, after the close of the foreign securities markets, that exceeds a specified threshold that may change from time to time. If events materially affecting the values of a fund’s foreign fixed-income investments occur between the close of foreign markets and the scheduled close of regular trading on the NYSE, these investments will also be valued at their fair value. As noted above, the value determined for an investment using a fund’s fair value pricing procedures may differ from recent market prices for the investment.

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Each fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

How do I buy fund shares?

Opening an account

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You can open a fund account and purchase class A, B, C, and M shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

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You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

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Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A and class M shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

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If you participate in an employer-sponsored retirement plan that offers any of the funds, please consult your employer for information on how to purchase shares of these funds through the plan, including any restrictions or limitations that may apply.

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Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Shares of the fund are sold at the NAV per share determined after confirmation of a purchase order by Putnam Investor Services.

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Federal law requires mutual funds to obtain, verify, and record information that identifies investors opening new accounts. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide additional identifying documentation. For trusts, the fund must obtain and verify identifying information for each trustee listed in the account registration. For certain legal entities, the fund must also obtain and verify identifying information regarding beneficial owners and/or control persons. The funds are unable to accept new accounts if any required information is not provided. If Putnam Investor Services cannot verify identifying information after opening your account, the funds reserve the right to close your account at the then-current NAV, which may be more or less than your original investment, net of any applicable sales charges. Putnam Investor Services may share identifying information with third parties for the purpose of verification subject to the terms of Putnam’s privacy policy.

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Also, each fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

  Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.
  Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.
  Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.
  By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and investment stub to Putnam Investor Services.
  By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The funds will normally accept wired funds for investment on the day received if they are received by the funds’ designated bank before the close of regular trading on the NYSE. Your bank may

28          Prospectus

charge you for wiring same-day funds. Although the funds’ designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

Which class of shares is best for me?

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This prospectus offers you four classes of fund shares: A, B, C and M. Employer-sponsored retirement plans may also choose class R, R5 or R6 shares, and certain investors described below may also choose class Y or R6 shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund summaries — Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

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  How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.

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  How much you intend to invest. While investments of less than $100,000 can be made in any share class, classes A and M offer sales charge discounts starting at $50,000.

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  Total expenses associated with each share class. As shown in the section entitled Fund summaries — Fees and expenses, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

Here is a summary of the differences among the classes of shares

Class A shares

  Initial sales charge of up to 5.75%
  Lower sales charges available for investments of $50,000 or more
  No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)

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  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees.

Class B shares

  Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

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  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

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  Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

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  Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees
  Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of 1.00% if shares are sold within one year of purchase

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  Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees
  Convert automatically to class A shares after ten years provided that the fund or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least ten years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction, thereby reducing future 12b-1 fees. (Group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold class C shares with the fund in an omnibus account do not track participant level share lot aging. These class C shares would not satisfy the conditions for the conversion.)

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  Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class M shares

  Initial sales charge of up to 3.50%
  Lower sales charges available for investments of $50,000 or more
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

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  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

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  No conversion to class A shares, so no reduction in future 12b-1 fees

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  Orders for class M shares of one or more Putnam funds, other than class M shares sold to employer-sponsored retirement plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class P shares

Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge

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  Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees and lower investor servicing fees.

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Class R shares (available only to employer-sponsored retirement plans)

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

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  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

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  No conversion to class A shares, so no reduction in future 12b-1 fees.

Class R5 shares (available only to employer-sponsored retirement plans)

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge

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  Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees and lower investor servicing fees
  Lower annual expenses, and higher dividends, than class Y shares because of lower investor servicing fees (Growth Fund and Conservative Fund only)

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  Higher annual expenses, and lower dividends, than class R6 shares because of higher investor servicing fees.

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Class R6 shares (available only to investors listed below)

  The following investors may purchase class R6 shares:
—	employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam;
—	investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;

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—	investors purchasing shares through a commission-based platform of a registered broker-dealer or other financial institution that charges you additional fees or commissions, other than those described in the prospectus and statement of additional information, and that has entered into an agreement with Putnam Retail Management to offer class R6 shares through such a program;
—	corporations, endowments, foundations and other institutional investors that have been approved by Putnam; and
—	unaffiliated investment companies (whether registered or private) that have been approved by Putnam.

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  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge

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  Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees and lower investor servicing fees

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  Lower annual expenses, and higher dividends, than class R5 or Y shares because of lower investor servicing fees.

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Class Y shares (available only to investors listed below)

  The following investors may purchase class Y shares if approved by Putnam:
—	employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);
—	bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;
—	corporate individual retirement accounts (IRAs) administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;
—	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;
—	other Putnam funds and Putnam investment products;
—	investors purchasing shares through an asset-based fee program that regularly offers institutional share classes and that is sponsored by a registered broker-dealer or other financial institution;
—	clients of a financial representative who are charged a fee for consulting or similar services;
—	corporations, endowments and foundations that have entered into an arrangement with Putnam;
—	fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds;

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—	investment companies (whether registered or private), both affiliated and unaffiliated with Putnam;
—	current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, Putnam-offered health savings accounts, IRAs, and other similar tax-advantaged plans solely owned by the foregoing individuals; current and retired directors of Putnam Investments, LLC; current and retired Great-West Life & Annuity Insurance Company employees; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Great-West Life & Annuity Insurance Company, or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Great-West Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations; and
—	personal and family member IRAs of registered representatives and other employees of broker-dealers and other financial institutions having a sales agreement with Putnam Retail Management, if (1) the registered representative or other employee is the broker of record or financial representative for the account, (2) the broker-dealer or other financial institution’s policies prohibit the use of class A shares or other classes of fund shares that pay 12b-1 fees in such accounts to avoid potential prohibited transactions under Internal Revenue Service rules due to the account owners’ status as “disqualified persons” under those rules, and (3) the broker-dealer or other financial institution has an agreement with Putnam Retail Management related to the use of class Y shares in these accounts.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge

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  Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees
  Higher annual expenses, and lower dividends, than class R5 shares because of higher investor servicing fees (Growth Fund and Conservative Fund only)
  Higher annual expenses, and lower dividends, than class R6 shares because of higher investor servicing fees.

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Initial sales charges for class A and M shares

	Class A sales charge as a percentage of*:		Class M sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**	Net amount invested	Offering price**
Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under 100,000	4.71	4.50	2.56	2.50
100,000 but under 250,000	3.63	3.50	1.52	1.50
250,000 but under 500,000	2.56	2.50	1.01	1.00
500,000 but under 1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	N/A***	N/A***

*	Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.
**	Offering price includes sales charge.
***	The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

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Reducing your class A or class M sales charge

Each fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

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  Right of accumulation. You can add the amount of your current purchases of class A or class M shares of a fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

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To calculate the total value of your existing accounts and any linked accounts, a fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

  Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial

34          Prospectus

sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

  Individual accounts
  Joint accounts
  Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
  Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
  Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. A fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Mutual Funds, then Pricing and performance, and then About fund costs, and in the SAI.

  Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above for class A and class M shares, the fund may sell the classes of shares specified below without a sales charge or CDSC under the circumstances described below. The sales charge and CDSC waiver categories described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to this prospectus (each, a “Specified Intermediary”).

Different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Class A and class M shares

The following categories of investors are eligible to purchase class A and class M shares without payment of a sales charge:

(i)	current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

Prospectus          35

(ii)	clients of administrators or other service providers of employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) (not applicable to tax-exempt funds);
(iii)	registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);
(iv)	a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;
(v)	clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund “supermarket” or retail self directed brokerage account with or without the imposition of a transaction fee;
(vi)	college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended (the “Code”); and
(vii)	shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account.

Administrators and other service providers of employer-sponsored retirement plans are required to enter into contractual arrangements with Putnam Investor Services in order to offer and hold fund shares. Administrators and other service providers of employer-sponsored retirement plans seeking to place trades on behalf of their plan clients should consult Putnam Investor Services as to the applicable requirements.

Class B and class C shares

A CDSC is waived in the event of a redemption under the following circumstances:

(i)	a withdrawal from a Systematic Withdrawal Plan (“SWP”) of up to 12% of the net asset value of the account (calculated as set forth in the SAI);
(ii)	a redemption of shares that are no longer subject to the CDSC holding period therefor;
(iii)	a redemption of shares that were issued upon the reinvestment of distributions by the fund;

36          Prospectus

(iv)	a redemption of shares that were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires; and
(v)	in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans (“Benefit Payments”), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust.

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Additional information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

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How do I sell or exchange fund shares?

You can sell your shares back to the appropriate fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund.

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If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 7 calendar days after the purchase date.

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Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

  Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

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  Selling or exchanging shares directly with the funds. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.
  By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.
  By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.
  Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.
  Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of a fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
  Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+
Charge	5%	4%	3%	3%	2%	1%	0%

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A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $1 million or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within twelve months of purchase, if the purchase is on or after March 1, 2018.

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Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

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  Payment information. Each fund typically expects to send you payment for your shares the business day after your request is received in good order, although if you hold your shares through certain financial intermediaries or financial intermediary programs, the fund typically expects to send payment for your shares within three business days after your request is received in good order. However, it is possible that payment of redemption proceeds may take up to seven days. Under unusual circumstances, each fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. Under normal market conditions, each fund typically expects to satisfy redemption requests by using holdings of cash and cash equivalents or selling portfolio assets to generate cash. Under stressed market conditions, each fund may also satisfy redemption requests by borrowing under the fund’s lines of credit or interfund lending arrangements. For additional information regarding the fund’s lines of credit and interfund lending arrangements, please see the Statement of Additional Information.

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To the extent consistent with applicable laws and regulations, the fund reserves the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of the large redemption on the fund and its remaining shareholders. Any in-kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the fund’s net asset value. Once distributed in-kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. The fund has committed, in connection with an election under Rule 18f-1 under the Investment Company Act of 1940, to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the fund’s net assets measured as of the beginning of such 90-day period. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management. You will not receive interest on uncashed redemption checks.

Prospectus          39

  Redemption by a fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

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  Risks of excessive short-term trading. Excessive short-term trading activity may reduce a fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing a fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in a fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase a fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

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Because each fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which a fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

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Because each fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in a fund’s shares, which will reduce a fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt and securities of smaller companies may be less liquid than higher-rated debt or securities of larger companies, respectively, each fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if a fund holds other types of less liquid securities.

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40          Prospectus

  Fund policies. In order to protect the interests of long-term shareholders of each fund, Putnam Management and the funds’ Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Each fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.
  Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. Putnam Management measures excessive short-term trading in each fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded by, a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.
  Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. Putnam Management or a fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If a fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. A fund may take these steps in its discretion even if the investor’s activity does not fall within the fund’s current monitoring parameters.
  Limitations on the funds’ policies. There is no guarantee that a fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or

Prospectus          41

technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with a fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The funds are generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, a fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the tables of annual fund operating expenses in the section Fund summaries — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

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  Distribution and service (12b-1) plans. Each fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of a fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A shares. Because class M and class R shares, unlike class B and class C shares, do not convert to class A shares, class M and class R shares may cost you more over time than class B and class C shares. Class P, R5, class R6 and class Y shares, for shareholders who are eligible to purchase them, will be

42          Prospectus

less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

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  Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summaries — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the funds or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or a fund as shown under Fund summaries — Fees and expenses.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

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Program servicing payments, which are paid in some instances to dealers in connection with investments in a fund through dealer platforms, and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program or platform services provided by the dealer, including shareholder recordkeeping, reporting, or transaction processing, as well as services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2018 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the

Prospectus          43

SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

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  Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. A fund’s transfer agent may also make payments to certain financial intermediaries in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in a fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management — Investor Servicing Agent for more details.

Fund distributions and taxes

The Growth Fund, Balanced Fund and Conservative Fund normally distribute any net investment income annually, quarterly and monthly, respectively, and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from a fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from a fund.

For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that a fund properly reports to you as gains from investments that the fund owned for more than one year are generally taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a fund owned for one year or less and gains on the sale of or payment on bonds characterized as market discount are generally taxable to you as ordinary income. Distributions that a fund properly reports to you as “qualified dividend income” are taxable at the reduced rates applicable to your net capital gain provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable in the

44          Prospectus

manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of the relevant fund or other Putnam funds.

Distributions by a fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a fund) from such a plan.

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before a fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by a fund before your investment (and thus were included in the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

A fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes. In addition, a fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

A fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in a fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations

Prospectus          45

or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial highlights

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The financial highlights tables are intended to help you understand a fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in a fund, assuming reinvestment of all dividends and distributions. The financial highlights have been audited by PricewaterhouseCoopers LLP. The Independent Registered Public Accounting Firm’s reports and each fund’s financial statements are included in each funds’ annual report to shareholders, which is available upon request.

46          Prospectus

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Prospectus          47

Financial highlights: Putnam Dynamic Asset Allocation Growth Fund
(For a common share outstanding throughout the period)

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	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[d]
Class A
September 30, 2018	$17.83	.26	1.43	1.69	(.33)	(1.42)	(1.75)	$17.77	9.85	$1,689,770	1.07	1.51	109
September 30, 2017	15.50	.23	2.35	2.58	(.06)	(.19)	(.25)	17.83	16.84	1,586,679	1.08	1.41	124
September 30, 2016	15.05	.20	1.21	1.41	(.31)	(.65)	(.96)	15.50	9.73	1,482,617	1.08 [e]	1.32 [e]	216
September 30, 2015	17.58	.17	(.29)	(.12)	(.34)	(2.07)	(2.41)	15.05	(1.26)	1,385,646	1.05	1.05	196
September 30, 2014	15.60	.21	2.00	2.21	(.23)	—	(.23)	17.58	14.29	1,362,485	1.06	1.21	188
Class B
September 30, 2018	$17.37	.12	1.40	1.52	(.18)	(1.42)	(1.60)	$17.29	9.06	$60,391	1.82	.73	109
September 30, 2017	15.17	.10	2.29	2.39	—	(.19)	(.19)	17.37	15.90	71,515	1.83	.63	124
September 30, 2016	14.72	.08	1.20	1.28	(.18)	(.65)	(.83)	15.17	8.95	77,832	1.83 [e]	.56 [e]	216
September 30, 2015	17.22	.05	(.29)	(.24)	(.19)	(2.07)	(2.26)	14.72	(2.02)	84,801	1.80	.28	196
September 30, 2014	15.28	.08	1.97	2.05	(.11)	—	(.11)	17.22	13.45	107,877	1.81	.45	188
Class C
September 30, 2018	$16.78	.12	1.34	1.46	(.21)	(1.42)	(1.63)	$16.61	9.06	$267,363	1.82	.74	109
September 30, 2017	14.65	.10	2.22	2.32	—	(.19)	(.19)	16.78	15.99	288,335	1.83	.66	124
September 30, 2016	14.30	.08	1.14	1.22	(.22)	(.65)	(.87)	14.65	8.85	253,401	1.83 [e]	.58 [e]	216
September 30, 2015	16.82	.05	(.27)	(.22)	(.23)	(2.07)	(2.30)	14.30	(1.99)	209,239	1.80	.30	196
September 30, 2014	14.94	.07	1.94	2.01	(.13)	—	(.13)	16.82	13.49	168,304	1.81	.46	188
Class M
September 30, 2018	$17.38	.17	1.39	1.56	(.22)	(1.42)	(1.64)	$17.30	9.33	$30,128	1.57	.99	109
September 30, 2017	15.14	.15	2.28	2.43	—	(.19)	(.19)	17.38	16.20	33,775	1.58	.91	124
September 30, 2016	14.72	.12	1.18	1.30	(.23)	(.65)	(.88)	15.14	9.15	29,745	1.58 [e]	.82 [e]	216
September 30, 2015	17.23	.09	(.28)	(.19)	(.25)	(2.07)	(2.32)	14.72	(1.71)	28,800	1.55	.54	196
September 30, 2014	15.30	.12	1.97	2.09	(.16)	—	(.16)	17.23	13.71	30,005	1.56	.71	188
Class P
September 30, 2018	$18.07	.34	1.45	1.79	(.40)	(1.42)	(1.82)	$18.04	10.34	$261,163.66		1.92	109
September 30, 2017	15.66	.31	2.37	2.68	(.08)	(.19)	(.27)	18.07	17.32	247,817.67		1.85	124
September 30, 2016†	15.60	.02	.04	.06	—	—	—	15.66	.38*	198,605	.06*	.14*	216
Class R
September 30, 2018	$17.45	.22	1.39	1.61	(.30)	(1.42)	(1.72)	$17.34	9.59	$33,615	1.32	1.26	109
September 30, 2017	15.19	.19	2.30	2.49	(.04)	(.19)	(.23)	17.45	16.54	31,963	1.33	1.18	124
September 30, 2016	14.74	.16	1.18	1.34	(.24)	(.65)	(.89)	15.19	9.42	23,273	1.33 [e]	1.09 [e]	216
September 30, 2015	17.28	.13	(.28)	(.15)	(.32)	(2.07)	(2.39)	14.74	(1.50)	12,375	1.30	.80	196
September 30, 2014	15.33	.16	1.98	2.14	(.19)	—	(.19)	17.28	14.06	19,617	1.31	.96	188
Class R5
September 30, 2018	$18.04	.32	1.43	1.75	(.39)	(1.42)	(1.81)	$17.98	10.13	$17,967.80		1.79	109
September 30, 2017	15.67	.24	2.42	2.66	(.10)	(.19)	(.29)	18.04	17.19	2,228.81		1.46	124
September 30, 2016	15.21	.23	1.23	1.46	(.35)	(.65)	(1.00)	15.67	9.98	4,112	.81 [e]	1.53 [e]	216
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(1.00)	7,051.80		1.31	196
September 30, 2014	15.76	.26	2.02	2.28	(.30)	—	(.30)	17.74	14.59	6,434.81		1.51	188

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See notes to financial highlights at the end of this section.

48 Prospectus	Prospectus 49

Financial highlights: Putnam Dynamic Asset Allocation Growth Fund
(Continued)

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	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[d]
Class R6
September 30, 2018	$18.07	.33	1.45	1.78	(.39)	(1.42)	(1.81)	$18.04	10.30	$301,016.70		1.89	109
September 30, 2017	15.71	.31	2.36	2.67	(.12)	(.19)	(.31)	18.07	17.25	232,495.71		1.85	124
September 30, 2016	15.24	.26	1.23	1.49	(.37)	(.65)	(1.02)	15.71	10.16	135,367	.71 [e]	1.72 [e]	216
September 30, 2015	17.78	.23	(.30)	(.07)	(.40)	(2.07)	(2.47)	15.24	(.94)	59,064.70		1.42	196
September 30, 2014	15.77	.27	2.03	2.30	(.29)	—	(.29)	17.78	14.74	31,438.71		1.56	188
Class Y
September 30, 2018	$18.03	.31	1.44	1.75	(.37)	(1.42)	(1.79)	$17.99	10.14	$347,654.82		1.77	109
September 30, 2017	15.66	.28	2.36	2.64	(.08)	(.19)	(.27)	18.03	17.11	295,870.83		1.70	124
September 30, 2016	15.21	.24	1.22	1.46	(.36)	(.65)	(1.01)	15.66	9.95	186,911	.83 [e]	1.59 [e]	216
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(.96)	254,253.80		1.31	196
September 30, 2014	15.73	.25	2.02	2.27	(.26)	—	(.26)	17.74	14.59	146,825.81		1.46	188

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*	Not annualized.
†	For the period August 31, 2016 (commencement of operations) to September 30, 2016.
[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and brokerage/service arrangements, if any. Also excludes acquired fund fees, if any.

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[d]	Portfolio turnover includes TBA purchase and sale commitments.
[e]	Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

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50 Prospectus	Prospectus 51

Financial highlights: Putnam Dynamic Asset Allocation Balanced Fund
(For a common share outstanding throughout the period)

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	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]
Class A
September 30, 2018	$15.43	.26	.93	1.19	(.24)	(.72)	(.96)	$15.66	7.92	$1,444,919.97		1.70	129
September 30, 2017	14.02	.22	1.54	1.76	(.22)	(.13)	(.35)	15.43	12.66	1,398,458.98		1.54	200
September 30, 2016	13.90	.19	.89	1.08	(.22)	(.74)	(.96)	14.02	8.06	1,330,619	1.01 [d]	1.38 [d]	374
September 30, 2015	14.69	.17	(.05)	.12	(.21)	(.70)	(.91)	13.90	.65	1,205,510.98		1.18	343
September 30, 2014	13.19	.22	1.48	1.70	(.20)	—	(.20)	14.69	12.94	1,114,099.99		1.55	351
Class B
September 30, 2018	$15.36	.14	.94	1.08	(.12)	(.72)	(.84)	$15.60	7.19	$59,879	1.72	.93	129
September 30, 2017	13.96	.11	1.52	1.63	(.10)	(.13)	(.23)	15.36	11.80	68,183	1.73	.78	200
September 30, 2016	13.85	.08	.89	.97	(.12)	(.74)	(.86)	13.96	7.20	71,395	1.76 [d]	.62 [d]	374
September 30, 2015	14.63	.06	(.04)	.02	(.10)	(.70)	(.80)	13.85	(.05)	72,356	1.73	.42	343
September 30, 2014	13.15	.11	1.46	1.57	(.09)	—	(.09)	14.63	11.97	78,865	1.74	.80	351
Class C
September 30, 2018	$15.03	.14	.91	1.05	(.13)	(.72)	(.85)	$15.23	7.13	$283,493	1.72	.94	129
September 30, 2017	13.66	.11	1.50	1.61	(.11)	(.13)	(.24)	15.03	11.89	306,264	1.73	.79	200
September 30, 2016	13.58	.08	.86	.94	(.12)	(.74)	(.86)	13.66	7.19	283,090	1.76 [d]	.63 [d]	374
September 30, 2015	14.38	.06	(.05)	.01	(.11)	(.70)	(.81)	13.58	(.09)	208,644	1.73	.43	343
September 30, 2014	12.92	.11	1.45	1.56	(.10)	—	(.10)	14.38	12.09	142,816	1.74	.80	351
Class M
September 30, 2018	$15.39	.18	.94	1.12	(.16)	(.72)	(.88)	$15.63	7.45	$27,816	1.47	1.20	129
September 30, 2017	13.99	.15	1.52	1.67	(.14)	(.13)	(.27)	15.39	12.07	30,034	1.48	1.04	200
September 30, 2016	13.87	.12	.89	1.01	(.15)	(.74)	(.89)	13.99	7.52	27,883	1.51 [d]	.87 [d]	374
September 30, 2015	14.66	.10	(.05)	.05	(.14)	(.70)	(.84)	13.87	.15	29,153	1.48	.68	343
September 30, 2014	13.17	.15	1.47	1.62	(.13)	—	(.13)	14.66	12.33	28,808	1.49	1.05	351
Class P
September 30, 2018	$15.47	.32	.94	1.26	(.30)	(.72)	(1.02)	$15.71	8.39	$209,773.58		2.09	129
September 30, 2017	14.05	.29	1.53	1.82	(.27)	(.13)	(.40)	15.47	13.14	197,195.59		1.96	200
September 30, 2016†	14.07	.02	.02	.04	(.06)	—	(.06)	14.05	.25*	152,939	.05*	.14*	374
Class R
September 30, 2018	$15.31	.22	.92	1.14	(.20)	(.72)	(.92)	$15.53	7.65	$39,262	1.22	1.46	129
September 30, 2017	13.91	.19	1.52	1.71	(.18)	(.13)	(.31)	15.31	12.43	34,448	1.23	1.31	200
September 30, 2016	13.81	.15	.88	1.03	(.19)	(.74)	(.93)	13.91	7.75	24,577	1.26 [d]	1.13 [d]	374
September 30, 2015	14.59	.14	(.06)	.08	(.16)	(.70)	(.86)	13.81	.39	12,031	1.23	.92	343
September 30, 2014	13.11	.18	1.47	1.65	(.17)	—	(.17)	14.59	12.59	14,744	1.24	1.30	351
Class R5
September 30, 2018	$15.46	.30	.94	1.24	(.28)	(.72)	(1.00)	$15.70	8.26	$10,918.72		1.96	129
September 30, 2017	14.04	.25	1.55	1.80	(.25)	(.13)	(.38)	15.46	12.96	1,434.73		1.71	200
September 30, 2016	13.93	.23	.88	1.11	(.26)	(.74)	(1.00)	14.04	8.28	2,523	.74 [d]	1.72 [d]	374
September 30, 2015	14.71	.22	(.05)	.17	(.25)	(.70)	(.95)	13.93	.97	256.73		1.46	343
September 30, 2014	13.21	.28	1.45	1.73	(.23)	—	(.23)	14.71	13.12	36.74		1.95	351


See notes to financial highlights at the end of this section.

52 Prospectus	Prospectus 53

Financial highlights: Putnam Dynamic Asset Allocation Balanced Fund
(Continued)


	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]
Class R6
September 30, 2018	$15.46	.32	.93	1.25	(.29)	(.72)	(1.01)	$15.70	8.35	$281,041.62		2.07	129
September 30, 2017	14.05	.28	1.53	1.81	(.27)	(.13)	(.40)	15.46	13.03	212,565.63		1.93	200
September 30, 2016	13.93	.24	.89	1.13	(.27)	(.74)	(1.01)	14.05	8.44	147,161	.64 [d]	1.75 [d]	374
September 30, 2015	14.71	.23	(.04)	.19	(.27)	(.70)	(.97)	13.93	1.08	60,489.63		1.55	343
September 30, 2014	13.21	.27	1.48	1.75	(.25)	—	(.25)	14.71	13.30	16,200.64		1.91	351
Class Y
September 30, 2018	$15.46	.30	.93	1.23	(.28)	(.72)	(1.00)	$15.69	8.18	$466,775.72		1.96	129
September 30, 2017	14.05	.27	1.52	1.79	(.25)	(.13)	(.38)	15.46	12.92	387,995.73		1.82	200
September 30, 2016	13.92	.22	.90	1.12	(.25)	(.74)	(.99)	14.05	8.37	258,625	.76 [d]	1.63 [d]	374
September 30, 2015	14.71	.21	(.05)	.16	(.25)	(.70)	(.95)	13.92	.90	260,604.73		1.43	343
September 30, 2014	13.21	.26	1.48	1.74	(.24)	—	(.24)	14.71	13.20	131,417.74		1.79	351


*	Not annualized.
†	For the period August 31, 2016 (commencement of operations) to September 30, 2016.
[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and/or brokerage/service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[d]	Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.
[e]	Portfolio turnover includes TBA purchase and sale commitments.



54 Prospectus	Prospectus 55

Financial highlights: Putnam Dynamic Asset Allocation Conservative Fund
(For a common share outstanding throughout the period)


	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[d]
Class A
September 30, 2018	$10.79	.21	.13	.34	(.19)	(.08)	(.27)	$10.86	3.17	$485,387.99		1.95	166
September 30, 2017	10.32	.18	.52	.70	(.17)	(.06)	(.23)	10.79	6.82	490,389	1.01	1.74	327
September 30, 2016	10.46	.15	.48	.63	(.19)	(.58)	(.77)	10.32	6.37	519,767	1.04 [f]	1.44 [f]	614
September 30, 2015	11.14	.15	.03	.18	(.19)	(.67)	(.86)	10.46	1.58	463,857	1.02	1.41	559
September 30, 2014	10.35	.20	.77	.97	(.18)	—	(.18)	11.14	9.45	431,523	1.03	1.83	583
Class B
September 30, 2018	$10.71	.13	.12	.25	(.11)	(.08)	(.19)	$10.77	2.33	$15,589	1.74	1.18	166
September 30, 2017	10.23	.10	.53	.63	(.09)	(.06)	(.15)	10.71	6.17	19,195	1.76	.98	327
September 30, 2016	10.39	.07	.47	.54	(.12)	(.58)	(.70)	10.23	5.43	21,084	1.79 [f]	.68 [f]	614
September 30, 2015	11.06	.07	.04	.11	(.11)	(.67)	(.78)	10.39	.94	20,513	1.77	.65	559
September 30, 2014	10.28	.12	.76	.88	(.10)	—	(.10)	11.06	8.58	23,367	1.78	1.08	583
Class C
September 30, 2018	$10.66	.13	.11	.24	(.11)	(.08)	(.19)	$10.71	2.25	$117,639	1.74	1.19	166
September 30, 2017	10.19	.10	.52	.62	(.09)	(.06)	(.15)	10.66	6.12	133,084	1.76	1.00	327
September 30, 2016	10.35	.07	.47	.54	(.12)	(.58)	(.70)	10.19	5.47	129,657	1.79 [f]	.68 [f]	614
September 30, 2015	11.02	.07	.04	.11	(.11)	(.67)	(.78)	10.35	.97	79,407	1.77	.66	559
September 30, 2014	10.25	.12	.75	.87	(.10)	—	(.10)	11.02	8.55	60,957	1.78	1.08	583
Class M
September 30, 2018	$10.67	.15	.13	.28	(.14)	(.08)	(.22)	$10.73	2.59	$7,940	1.49	1.44	166
September 30, 2017	10.20	.12	.52	.64	(.11)	(.06)	(.17)	10.67	6.34	9,561	1.51	1.14	327
September 30, 2016	10.35	.09	.48	.57	(.14)	(.58)	(.72)	10.20	5.83	16,801	1.54 [f]	.93 [f]	614
September 30, 2015	11.03	.10	.03	.13	(.14)	(.67)	(.81)	10.35	1.10	10,541	1.52	.91	559
September 30, 2014	10.26	.14	.76	.90	(.13)	—	(.13)	11.03	8.82	10,057	1.53	1.33	583
Class P
September 30, 2018	$10.83	.25	.13	.38	(.24)	(.08)	(.32)	$10.89	3.47	$120,496.60		2.35	166
September 30, 2017	10.35	.23	.52	.75	(.21)	(.06)	(.27)	10.83	7.31	102,483.61		2.19	327
September 30, 2016†	10.35	.01	.01	.02	(.02)	—	(.02)	10.35	.18*	71,630	.05*	.14*	614
Class R
September 30, 2018	$11.09	.19	.14	.33	(.17)	(.08)	(.25)	$11.17	2.91	$10,407	1.24	1.69	166
September 30, 2017	10.60	.16	.53	.69	(.14)	(.06)	(.20)	11.09	6.57	12,207	1.26	1.52	327
September 30, 2016	10.73	.12	.50	.62	(.17)	(.58)	(.75)	10.60	6.05	11,033	1.29 [f]	1.16 [f]	614
September 30, 2015	11.40	.13	.03	.16	(.16)	(.67)	(.83)	10.73	1.38	5,256	1.27	1.16	559
September 30, 2014	10.60	.18	.78	.96	(.16)	—	(.16)	11.40	9.07	5,786	1.28	1.58	583
Class R5
September 30, 2018	$10.83	.24	.14	.38	(.23)	(.08)	(.31)	$10.90	3.45	$5,651.71		2.24	166
September 30, 2017	10.35	.19	.54	.73	(.19)	(.06)	(.25)	10.83	7.17	105.72		1.84	327
September 30, 2016	10.49	.18	.48	.66	(.22)	(.58)	(.80)	10.35	6.68	828	.73 [f]	1.74 [f]	614
September 30, 2015	11.16	.19	.04	.23	(.23)	(.67)	(.90)	10.49	1.98	237.73		1.71	559
September 30, 2014	10.38	.24 [e]	.76	1.00	(.22)	—	(.22)	11.16	9.68	316.74		2.20 [e]	583


See notes to financial highlights at the end of this section.

56 Prospectus	Prospectus 57

Financial highlights: Putnam Dynamic Asset Allocation Conservative Fund
(Continued)


	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[d]
Class R6
September 30, 2018	$10.84	.25	.12	.37	(.23)	(.08)	(.31)	$10.90	3.40	$106,430.64		2.31	166
September 30, 2017	10.35	.23	.52	.75	(.20)	(.06)	(.26)	10.84	7.36	113,578.65		2.16	327
September 30, 2016	10.50	.18	.48	.66	(.23)	(.58)	(.81)	10.35	6.64	71,314	.66 [f]	1.78 [f]	614
September 30, 2015	11.17	.20	.03	.23	(.23)	(.67)	(.90)	10.50	2.04	16,011.66		1.80	559
September 30, 2014	10.38	.24	.77	1.01	(.22)	—	(.22)	11.17	9.80	3,256.67		2.21	583
Class Y
September 30, 2018	$10.83	.24	.13	.37	(.22)	(.08)	(.30)	$10.90	3.39	$230,196.74		2.20	166
September 30, 2017	10.35	.21	.52	.73	(.19)	(.06)	(.25)	10.83	7.14	244,376.76		2.04	327
September 30, 2016	10.50	.17	.48	.65	(.22)	(.58)	(.80)	10.35	6.51	177,068	.79 [f]	1.68 [f]	614
September 30, 2015	11.17	.18	.04	.22	(.22)	(.67)	(.89)	10.50	1.92	133,945.77		1.66	559
September 30, 2014	10.38	.23	.77	1.00	(.21)	—	(.21)	11.17	9.69	77,419.78		2.07	583


*	Not annualized.


†	For the period August 31, 2016 (commencement of operations) to September 30, 2016.


[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
[c]	Includes amounts paid through expense offset and/or brokerage service arrangements, if any. Also excludes acquired fund fees and expenses, if any.
[d]	Portfolio turnover includes TBA purchase and sale commitments.


[e]	The net investment income ratio and per share amount shown for the period ending September 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.
[f]	Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.


58 Prospectus	Prospectus 59

Appendix

Financial intermediary specific sales charge waiver information


As described in the prospectus, class A and M shares may be subject to an initial sales charge and class B and C shares may be subject to a CDSC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or CDSC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. Not all financial intermediaries specify financial intermediary-specific sales charge waiver categories for every share class. For information about sales charges and waivers available for share classes other than those listed below, please see the section “Additional reductions and waivers of sales charges” in the prospectus. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to class A share purchases if you have an account with or otherwise purchase class A shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing class A shares of the fund through Ameriprise Financial will be eligible for the following front-end sales charge waivers only, which may differ from those disclosed elsewhere in this prospectus or the SAI:

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
  Shares purchased through an Ameriprise Financial investment advisory program
  Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Putnam fund)
  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges
  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

60          Prospectus

  Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant
  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)


MERRILL LYNCH

Effective April 10, 2017, if you purchase fund shares through a Merrill Lynch platform or account held at Merrill Lynch, you will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. It is your responsibility to notify your financial representative at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

Front-end Sales Charge Waivers on Class A Shares available through Merrill Lynch

  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
  Shares purchased by college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code of 1986, as amended
  Shares purchased through a Merrill Lynch-affiliated investment advisory program
  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
  Shares of funds purchased through the Merrill Edge Self-Directed platform
  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the fund (but not any other Putnam fund)
  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date
  Employees and registered representatives of Merrill Lynch or its affiliates and their family members
  Trustees of the fund, and employees of Putnam Management or any of its affiliates, as described in the fund’s prospectus

Prospectus          61


  Shares purchased from the proceeds of redemptions from a Putnam fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available through Merrill Lynch

  Death or disability of the shareholder


  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
  Return of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
  Shares acquired through a right of reinstatement
  Shares held in retirement brokerage accounts that are exchanged for a share class with lower operating expenses due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end Sales Charge Discounts available through Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

  Breakpoints as described in the fund’s prospectus and SAI
  Rights of Accumulation (ROA), which entitle you to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within your household at Merrill Lynch. Eligible Putnam fund assets not held at Merrill Lynch may be included in the ROA calculation only if you notify your financial representative about such assets
  Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases of Putnam funds, through Merrill Lynch, over a 13-month period


MORGAN STANLEY WEALTH MANAGEMENT

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on class A Shares available at Morgan Stanley Wealth Management:

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

62          Prospectus

  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
  Shares purchased through a Morgan Stanley self-directed brokerage account
  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge


Prospectus          63

For more information about Putnam Dynamic Asset Allocation Funds

The funds’ SAI and annual and semiannual reports to shareholders include additional information about the funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. Each fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.


You may access reports and other information about the funds on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. You may need to refer to the funds’ file number.

Putnam Investments
100 Federal Street
Boston, MA 02110
1-800-225-1581

Address correspondence to:

Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

putnam.com

File No. 811-07121	SP059 315045 1/19

Choose how you want to receive the fund’s
annual and semiannual report.

Paperless

1. Log in to your account at putnam.com

2. Under account preferences, select “mailing and paperless options”

Paper reports by mail

Call Putnam at 1-800-225-1581.


FUND SYMBOLS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS
	A	B	C	M	P	R	R5	R6	Y
Putnam Dynamic
Asset Allocation	PAEAX	PAEBX	PAECX	PAGMX	--	PASRX	PADEX	PAEEX	PAGYX
Growth Fund
Putnam Dynamic
Asset Allocation	PABAX	PABBX	AABCX	PABMX	--	PAARX	PAADX	PAAEX	PABYX
Balanced Fund
Putnam Dynamic
Asset Allocation	PACAX	PACBX	PACCX	PACMX	--	PACRX	PACDX	PCCEX	PACYX
Conservative Fund

Putnam Dynamic Asset Allocation Growth Fund

Putnam Dynamic Asset Allocation Balanced Fund

Putnam Dynamic Asset Allocation Conservative Fund

EACH A SERIES OF PUTNAM ASSET ALLOCATION FUNDS

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)
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January 30, 2019

This SAI is not a prospectus. If a fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the funds' annual reports or a prospectus dated 1/30/19, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697.

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Part I of this SAI contains specific information about the funds. Part II includes information about these funds and the other Putnam funds.

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sai_6.pdf - 2019/01

sai_7.pdf – 2019/01

sai_8.pdf - 2019/01
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Table of Contents

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-4
CHARGES AND EXPENSES	I-6
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PORTFOLIO MANAGERS	I-27
SECURITIES LENDING ACTIVITIES	I-30
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
STATEMENTS	I-31
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PART II

HOW TO BUY SHARES	II-1
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DISTRIBUTION PLANS	II-12
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-18
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TAXES	II-61
MANAGEMENT	II-77
DETERMINATION OF NET ASSET VALUE	II-98
INVESTOR SERVICES	II-100
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SIGNATURE GUARANTEES	II-105
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REDEMPTIONS	II-105
POLICY ON EXCESSIVE SHORT-TERM TRADING	II-105

I-2

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SHAREHOLDER LIABILITY	II-106
DISCLOSURE OF PORTFOLIO INFORMATION	II-106
INFORMATION SECURITY RISKS	II-109
PROXY VOTING GUIDELINES AND PROCEDURES	II-109
SECURITIES RATINGS	II-109
APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-116
APPENDIX B - FINANCIAL STATEMENTS	II-144
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SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

The funds are diversified series of Putnam Asset Allocation Funds, a Massachusetts business trust organized on November 4, 1993 (the "Trust"). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

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The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Each fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all series and classes will vote together as a single class on all matters except, (i) when required by the Investment Company Act of 1940 or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (ii) when the Trustees determine that such a matter affects only the interests of a particular series or class, then only shareholders of that series or class are entitled to vote. The Trustees may take many actions affecting a fund without shareholder approval, including under certain circumstances merging your fund into another Putnam fund. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net assets of the fund.

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Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Information about the Summary Prospectus, Prospectus, and SAI

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual

I-4

arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of each fund.

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Under the Trust's Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in courts of The Commonwealth of Massachusetts.

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INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, each fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities, except as permitted by applicable law.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

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(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry. (Securities of the U.S. government or its agencies or instrumentalities, or of any foreign government or its agencies or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

For purposes of the funds' fundamental policy on industry concentration (#8 above), Putnam Investment Management, LLC (Putnam Management), the funds' investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

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The following non-fundamental investment policy, which applies to each fund, may be changed by the Trustees without shareholder approval:

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(1) The fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

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The Trust has filed an election under Rule 18f-1 under the Investment Company Act of 1940 committing each fund that is a series of the Trust to pay all redemptions of fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of such fund's net assets measured as of the beginning of such 90-day period.

CHARGES AND EXPENSES

Management fees

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Under each fund's management contract (the "Management Contract"), each fund pays a monthly fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid "double counting" of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

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GROWTH FUND

0.750% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.700% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.650% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.550% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.520% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and 0.515% of any excess thereafter.

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BALANCED FUND & CONSERVATIVE FUND

0.680% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.630% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.580% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.530% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.460% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.450% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and 0.445% of any excess thereafter.

For the past three fiscal years, pursuant to the Management Contract, each fund incurred the following fees:

				Amount
			Amount of	management fee
	Fiscal	Management	management	would have been
Fund name	year	fee paid	fee waived	without waivers
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Growth Fund	2018	$17,420,847	$0	$17,420,847
	2017	$15,384,214	$0	$15,384,214
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	2016	$13,300,147	$23,359	$13,323,506
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Balanced Fund	2018	$14,363,414	$0	$14,363,414
	2017	$12,913,944	$0	$12,913,944
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	2016	$11,037,220	$19,388	$11,056,608
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Conservative Fund	2018	$5,842,858	$0	$5,842,858
	2017	$5,535,024	$0	$5,535,024
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	2016	$4,542,128	$7,680	$4,549,808

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The amount of management fee waived for each fund for the 2016 fiscal year resulted from a voluntary, one-time waiver by Putnam Management.

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Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

	Fiscal	Brokerage
Fund name	year	commissions
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Growth Fund	2018	$1,823,418
	2017	$1,681,799
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	2016	$2,010,983
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Balanced Fund	2018	$832,160
	2017	$729,207
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	2016	$1,165,636
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Conservative Fund	2018	$298,992
	2017	$203,530
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	2016	$332,339

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The following table shows transactions placed with brokers and dealers during the most recent fiscal year through which Putnam Management and its affiliates receive brokerage or research services:

	Dollar value	Percentage
	of these	of total	Amount of
Fund name	transactions	transactions	commissions
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Growth Fund	$955,398,135	8.70%	$539,629

Balanced Fund	$672,745,346	8.50%	$221,990

Conservative Fund	$202,404,120	5.20%	$67,240

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At the end of fiscal 2018, each fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

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Fund Name	Broker-dealer or affiliates	Value of securities held
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Growth Fund	Bank of America Corp.	$2,846,078
	Citigroup, Inc.	$34,218,263
	Credit Suisse Group AG	$1,256,466
	Goldman Sachs Group, Inc. (The)	$11,162,627
	HSBC Holdings PLC	$847,761
	JPMorgan Chase & Co.	$45,743,925
	Royal Bank of Canada	$1,375,016
Balanced Fund	Bank of America Corp.	$5,481,907
	Citibank, N.A.	$639,656
	Citigroup, Inc.	$35,607,458
	Credit Suisse Group AG	$1,551,140
	Goldman Sachs Group, Inc. (The)	$13,994,896
	HSBC Holdings PLC	$558,426
	JPMorgan Chase & Co.	$46,479,532
	Royal Bank of Canada	$2,187,502
Conservative Fund	Bank of America Corp.	$3,911,458
	Citigroup, Inc.	$13,432,958
	Credit Suisse Group AG	$1,068,053
	Goldman Sachs Group, Inc. (The)	$7,295,692
	JPMorgan Chase & Co.	$16,651,107
	Morgan Stanley	$6,734,940
	Royal Bank of Canada	$1,583,023
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Administrative expense reimbursement

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The funds reimbursed Putnam Management for administrative services during fiscal 2018, including compensation of certain Trust officers and contributions to the Putnam Retirement Plan for their benefit, as follows:

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	Total	Portion of total reimbursement for
Fund name	reimbursement	compensation and contributions
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Growth Fund	$86,131	$59,338
Balanced Fund	$80,420	$55,403
Conservative
Fund	$32,922	$22,681
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Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the funds and makes investment decisions on their behalf. Subject to the control of the Trustees, Putnam Management also manages the funds' other affairs and business.

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The table below shows the value of each Trustee's holdings in each fund and in all of the Putnam Funds as of December 31, 2018.

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Aggregate
	Dollar range of	Dollar range of	Dollar range of	dollar range of
	Putnam	Putnam Dynamic	Putnam	shares held in
	Dynamic Asset	Asset Allocation	Dynamic Asset	all of the
Name of Trustee	Allocation	Conservative	Allocation	Putnam funds
	Balanced Fund	Fund shares	Growth Fund	overseen by
	shares owned	owned	shares owned	Trustee
Liaquat Ahamed	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
Ravi Akhoury	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
Barbara M.	$10,001-	$1-$10,000	$10,001-	over $100,000
Baumann	$50,000		$50,000
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Katinka Domotorffy	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
* Catharine Bond	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
Hill
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Paul L. Joskow	over $100,000	$1-$10,000	$10,001-	over $100,000
$50,000
Kenneth R. Leibler	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
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Robert E.	$10,001-	$10,001-$50,000	$10,001-	over $100,000
Patterson	$50,000		$50,000
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George Putnam, III	$50,001-	$50,001-$100,000	over $100,000	over $100,000
$100,000
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* Manoj P. Singh	none	none	none	none
** Robert L.	$1-$10,000	$1-$10,000	$1-$10,000	over $100,000
Reynolds

* Appointed to the Board of Trustees on March 16, 2017.

** Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the funds and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the funds and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person".

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Each Independent Trustee of the funds receives an annual retainer fee and an additional fee for each Trustee meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the funds are Trustees of all the Putnam funds and receive fees for their services.

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The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund’s most recently completed fiscal year, are shown in the table below:

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Audit, Compliance and Distributions Committee	11
Board Policy and Nominating Committee	7
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Brokerage Committee	5
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Contract Committee	8
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Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	7
Investment Oversight Committee B	7
Pricing Committee	8

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The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by each fund for fiscal 2018, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2018.

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COMPENSATION TABLES

Growth Fund

		Pension or	Estimated annual	Total
	Aggregate	retirement	benefits from all	compensation
Trustee/Year	compensation	benefits accrued	Putnam funds	from all
	from the fund	as part of fund	upon	Putnam
		expenses	retirement(1)	funds(2)
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Liaquat Ahamed/2012(3)	$11,372	N/A	N/A	$318,750
Ravi Akhoury/2009	$11,593	N/A	N/A	$325,000
Barbara M. Baumann/2010(3)	$12,491	N/A	N/A	$350,000
Jameson A. Baxter/1994(3)(4)	$15,088	$0	$110,533	$328,594
Katinka Domotorffy/2012(3)	$11,593	N/A	N/A	$325,000
Catharine Bond Hill/2017(3)	$11,593	N/A	N/A	$325,000
Paul L. Joskow/1997(3)	$11,593	$0	$113,417	$325,000
Kenneth R. Leibler/2006(5)	$13,294	N/A	N/A	$395,000
Robert E. Patterson/1984	$11,593	$0	$106,542	$325,000
George Putnam, III/1984	$12,039	$0	$130,333	$337,500
Manoj P. Singh/2017	$11,367	N/A	N/A	$318,750
Robert L. Reynolds/2008(6)	N/A	N/A	N/A	N/A
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Balanced Fund

		Pension or
	Aggregate	retirement	Estimated	Total
Trustee/Year	compensation	benefits	annual benefits	compensation
	from the fund	accrued as	from all Putnam	from all
		part of fund	funds upon	Putnam
		expenses	retirement(1)	funds(2)
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Liaquat Ahamed/2012(3)	$10,666	N/A	N/A	$318,750
Ravi Akhoury/2009	$10,872	N/A	N/A	$325,000
Barbara M. Baumann/2010(3)	$11,714	N/A	N/A	$350,000
Jameson A. Baxter/1994(3)(4)	$14,149	$0	$110,533	$328,594
Katinka Domotorffy/2012(3)	$10,872	N/A	N/A	$325,000
Catharine Bond Hill/2017(3)	$10,872	N/A	N/A	$325,000
Paul L. Joskow/1997(3)	$10,872	$0	$113,417	$325,000
Kenneth R. Leibler/2006(5)	$12,469	N/A	N/A	$395,000
Robert E. Patterson/1984	$10,872	$0	$106,542	$325,000
George Putnam, III/1984	$11,289	$0	$130,333	$337,500
Manoj P. Singh/2017	$10,659	N/A	N/A	$318,750
Robert L. Reynolds/2008(6)	N/A	N/A	N/A	N/A
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Conservative Fund

		Pension or	Estimated	Total
	Aggregate	retirement	annual benefits	compensation
Trustee/Year	compensation	benefits	from all Putnam	from all
	from the fund	accrued as	funds upon	Putnam
		part of fund	retirement(1)	funds(2)
		expenses
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Liaquat Ahamed/2012(3)	$4,387	N/A	N/A	$318,750
Ravi Akhoury/2009	$4,474	N/A	N/A	$325,000
Barbara M. Baumann/2010(3)	$4,821	N/A	N/A	$350,000
Jameson A. Baxter/1994(3)(4)	$5,826	$0	$110,533	$328,594
Katinka Domotorffy/2012(3)	$4,474	N/A	N/A	$325,000
Catharine Bond Hill/2017(3)	$4,474	N/A	N/A	$325,000
Paul L. Joskow/1997(3)	$4,474	$0	$113,417	$325,000
Kenneth R. Leibler/2006(5)	$5,127	N/A	N/A	$395,000
Robert E. Patterson/1984	$4,474	$0	$106,542	$325,000
George Putnam, III/1984	$4,649	$0	$130,333	$337,500
Manoj P. Singh/2017	$4,387	N/A	N/A	$318,750
Robert L. Reynolds/2008(6)	N/A	N/A	N/A	N/A
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(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

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(2) As of December 31, 2018, there were 99 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2018, the total amounts of deferred compensation payable by each fund, including income earned on such amounts, to these Trustees were:

	Mr.	Ms.	Ms.	Ms.		Dr.
	Ahamed	Baumann	Baxter	Domotorffy	Dr. Hill	Joskow
Growth Fund	$11,511	$11,059	$70,337	$9,916	$1,151	$47,906
Balanced Fund	$11,024	$10,591	$67,363	$9,497	$1,102	$45,880
Conservative Fund	$4,658	$4,475	$28,460	$4,012	$466	$19,384

(4) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds. Ms. Baxter retired from the Board of Trustees on June 30, 2018.

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(5) Includes additional compensation to Mr. Leibler for service as Chair of the Trustees of the Putnam funds.

(6) Mr. Reynolds is an "interested person" of the fund and Putnam Management.

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Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership

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At December 31, 2018, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

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Growth Fund

Class	Shareholder name and address	Percentage
		owned
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	National Financial Services, LLC	8.11%
	For the Exclusive Benefit of our Customers
A	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	Pershing, LLC	6.94%
A	1 Pershing Plaza
	Jersey City, NJ 07399-0001
	Pershing, LLC	13.44%
B	1 Pershing Plaza
	Jersey City, NJ 07399-0001
	National Financial Services, LLC	9.45%
	For the Exclusive Benefit of our Customers
B	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	LPL Financial	6.92%
	Omnibus Customer Account
B	Attn: Lindsay O'Toole
	4707 Executive Drive
	San Diego, CA 92121-3091
	American Enterprise Investment Svc	20.43%
C	Fbo # 41999970
	707 2nd Ave S
	Minneapolis. MN 55402-2405
	Raymond James	15.14%
	Omnibus For Mutual Funds
C	House Acct Firm 92500015
	Attn: Courtney Waller
	880 Carillon Pkwy
	St. Petersburg, Fl 33716-1100
	Raymond James	12.03%
	Omnibus For Mutual Funds
C	House Acct Firm 92500015
	Attn: Courtney Waller
	880 Carillon Pkwy
	St. Petersburg, Fl 33716-1100
	Pershing, LLC	5.85%
C	1 Pershing Plaza
	Jersey City, NJ 07399-0001

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Class	Shareholder name and address	Percentage
		owned
	National Financial Services, LLC	5.64%
	For the Exclusive Benefit of our Customers
C	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	National Financial Services, LLC	7.27%
	For the Exclusive Benefit of our Customers
M	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	State Street Bank & Trust Company	5.34%
M	Fbo Various Retirement Plans
	440 Mamaroneck Ave.
	Harrison, NY 10528-2418
	Charles Schwab & Co Inc. Clearing Account	5.02%
M	For the Exclusive Benefit of Their Customers
	101 Montgomery St.
	San Francisco, CA 94104-4151
P*	Putnam Retirement Ready 2040 Fund – Class A shares	34.63%
P*	Putnam Retirement Ready 2035 Fund – Class A shares	15.53%
P*	Putnam Retirement Ready 2045 Fund – Class A shares	11.05%
P*	Putnam Retirement Ready 2030 Fund – Class A shares	7.46%
P*	Putnam Retirement Ready 2050 Fund – Class A shares	6.91%
P*	Putnam Retirement Ready 2040 Fund – Class R6 shares	5.63%
	State Street Bank Ttee	58.36%
R	Cust fbo ADP Access
	1 Lincoln St.
	Boston, MA 02111-2901
	MLPF&S For The Sole Benefit of Its Customers	9.88%
R	Attn Fund Administration
	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484
	Pershing, LLC	9.05%
R	1 Pershing Plaza
	Jersey City, NJ 07399-0001

I-18

Class	Shareholder name and address	Percentage
		owned
	Great-West Trust Company, LLC	87.07%
R5	Recordkeeping for various benefit plans
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002
	Matrix Trust Company As Agent For	10.83%
R5	Ear Nose & Throat Physicians Of N M
	35 Iron Point Cir Ste 300
	Folsom, CA 95630-8589
	Great-West Trust Company, LLC	33.69%
R6	Employee Benefits Clients 401(k)
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002
	Great-West Trust Company, LLC	13.54%
	The Putnam Retirement Plan
R6	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002
	Voya Retirement Insurance & Annuity	10.97%
	Voya Financial
R6	1 Orange Way
	Windsor, CT 06095-4773
	State Street Bank Ttee	10.64%
	Cust fbo ADP Access
R6	1 Lincoln St.
	Boston, MA 02111-2901
	NFS, LLC	6.83%
	Fbo FIIOC
	As Agent For Qualified Employee Benefit Plans401k
R6	Finops-Ic Funds
	100 Magellan Way #Kw1c
	Covington, KY 41015-1987
	Great-West Trust Company, LLC	27.64%
Y	Employee Benefits Clients 401(k)
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002
	Great-West Trust Company, LLC	8.63%
Y	Recordkeeping for various benefit plans
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002
	National Financial Services, LLC	8.38%
	For the Exclusive Benefit of our Customers
Y	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010

I-19

Class	Shareholder name and address	Percentage
		owned
	American Enterprise Investment Svc	7.61%
Y	Fbo # 41999970
	707 2nd Ave S
	Minneapolis. MN 55402-2405
	Pershing, LLC	6.21%
Y	1 Pershing Plaza
	Jersey City, NJ 07399-0001

* The address for the name listed is: c/o Putnam Investments, 100 Federal Street, Boston, MA 02110.


Balanced Fund

Class	Shareholder name and address	Percentage
		owned
	Pershing, LLC	8.55%
A	1 Pershing Plaza
	Jersey City, NJ 07399-0001
	National Financial Services, LLC	8.20%
	For the Exclusive Benefit of our Customers
A	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	Pershing, LLC	17.64%
B	1 Pershing Plaza
	Jersey City, NJ 07399-0001
	National Financial Services, LLC	17.10%
	For the Exclusive Benefit of our Customers
B	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	MLPF&S For The Sole Benefit of Its Customers	5.50%
	Attn Fund Administration
B	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484
	Wells Fargo Clearing Services, LLC	18.62%
	Special Custody Account for the
C	Exclusive Benefit of Customer
	2801 Market St.
	Saint Louis, MO 63103-2523

I-20

Class	Shareholder name and address	Percentage
		owned
	Pershing, LLC	12.35%
C	1 Pershing Plaza
	Jersey City, NJ 07399-0001
	American Enterprise Investment Svc	12.32%
	Fbo # 41999970
C	707 2nd Ave S
	Minneapolis. MN 55402-2405
	National Financial Services, LLC	7.42%
	For the Exclusive Benefit of our Customers
C	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	Raymond James	6.20%
	Omnibus For Mutual Funds
C	House Acct Firm 92500015
	Attn: Courtney Waller
	880 Carillon Pkwy
	St. Petersburg, Fl 33716-1100
	LPL Financial	6.02%
	Omnibus Customer Account
C	Attn: Lindsay O'Toole
	4707 Executive Drive
	San Diego, CA 92121-3091
	National Financial Services, LLC	8.06%
	For the Exclusive Benefit of our Customers
M	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	Pershing, LLC	7.55%
M	1 Pershing Plaza
	Jersey City, NJ 07399-0001
	Edward D Jones & Co	6.80%
	For The Benefit Of Customers
	12555 Manchester Rd.
	Saint Louis, MO 63131-3729
	DCGT Trustee & Or Custodian	5.88%
	Fbo Plic Various Retirement Plans Omnibus
M	Attn Npio Trade Desk
	711 High St.
	Des Moines, IA 50392-0001

I-21

Class	Shareholder name and address	Percentage
		owned
P*	Putnam Retirement Ready 2030 Fund – Class A shares	39.44%
P*	Putnam Retirement Ready 2025 Fund – Class A shares	16.32%
P*	Putnam Retirement Ready 2035 Fund – Class A shares	11.85%
P*	Putnam Retirement Ready 2020 Fund – Class A shares	8.19%
P*	Putnam Retirement Ready 2030 Fund – Class R6 shares	5.71%
	State Street Bank Ttee	66.54%
	ADP Access
R	1 Lincoln St.
	Boston, MA 02111-2901
	MLPF&S For The Sole Benefit of Its Customers	12.07%
	Attn Fund Administration
R	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484
	Great-West Trust Company, LLC	86.75%
R5	Recordkeeping for various benefit plans
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002
	Matrix Trust Co As Agent For Ntc & Co	10.39%
R5	Cust Fbo Nbg Constructors Inc
	PO Box 5508
	Denver, CO 80217-5508
	Great-West Trust Company, LLC	39.31%
R6	Employee Benefits Clients 401(k)
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002
	Voya Retirement Insurance & Annuity	12.22%
	Voya Financial
R6	1 Orange Way
	Windsor, CT 06095-4773

I-22

Class	Shareholder name and address	Percentage
		owned
	NFS, LLC	10.43%
	Fbo FIIOC
R6	As Agent For Qualified Employee Benefit Plans401k
	Finops-Ic Funds
	100 Magellan Way #Kw1c
	Covington, KY 41015-1987
	State Street Bank & Trust Co	7.49%
R6	Adp Access Product
	One Lincoln St.
	Boston, MA 02111-2901
	Great-West Trust Company, LLC	5.18%
R6	The Putnam Retirement Plan
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002
	Great-West Trust Company, LLC	21.77%
Y	Employee Benefits Clients 401(k)
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002
	Reliance Trust Company	14.36%
	Fbo Massmutual Registered Product
Y	Po Box 28004
	Atlanta, GA 30358-0004
	Pershing, LLC	6.81%
Y	1 Pershing Plaza
	Jersey City, NJ 07399-0001
	MLPF&S For The Sole Benefit of Its Customers	6.49%
Y	Attn Fund Administration
	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484
	National Financial Services, LLC	6.16%
	For the Exclusive Benefit of our Customers
Y	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	Great-West Trust Company, LLC	5.24%
	Recordkeeping for various benefit plans
Y	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002

* The address for the name listed is: c/o Putnam Investments, 100 Federal Street, Boston, MA 02110.


I-23

Conservative Fund

Class	Shareholder name and address	Percentage
		owned
	National Financial Services, LLC	13.88%
	For the Exclusive Benefit of our Customers
A	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	Pershing, LLC	6.86%
A	1 Pershing Plaza
	Jersey City, NJ 07399-0001
	State Street Bank Ttee	5.09%
A	Cust fbo ADP Access
	1 Lincoln St.
	Boston, MA 02111-2901
	Pershing, LLC	16.80%
B	1 Pershing Plaza
	Jersey City, NJ 07399-0001
	National Financial Services, LLC	13.50%
B	For the Exclusive Benefit of our Customers
	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	Wells Fargo Clearing Services, LLC	8.99%
	Special Custody Account for the Exclusive Benefit of
B	Customer
	2801 Market St.
	Saint Louis, MO 63103-2523
	MLPF&S For The Sole Benefit of Its Customers	8.83%
B	Attn. Fund Administration
	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484
	American Enterprise Investment Svc	8.58%
B	Fbo # 41999970
	707 2nd Ave S
	Minneapolis. MN 55402-2405
	Wells Fargo Clearing Services, LLC	19.92%
	Special Custody Account for the Exclusive Benefit of
C	Customer
	2801 Market St.
	Saint Louis, MO 63103-2523

I-24

Class	Shareholder name and address	Percentage
		owned
	American Enterprise Investment Svc	15.70%
C	Fbo # 41999970
	707 2nd Ave S
	Minneapolis. MN 55402-2405
	Pershing, LLC	11.50%
C	1 Pershing Plaza
	Jersey City, NJ 07399-0001
	National Financial Services, LLC	8.98%
	For the Exclusive Benefit of our Customers
C	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	LPL Financial	6.38%
	Omnibus Customer Account
C	Attn: Lindsay O'Toole
	4707 Executive Drive
	San Diego, CA 92121-3091
	National Financial Services, LLC	14.90%
	For the Exclusive Benefit of our Customers
M	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010
	Pershing, LLC	10.61%
M	1 Pershing Plaza
	Jersey City, NJ 07399-0001
P*	Putnam Retirement Ready 2020 Fund – Class A shares	45.45%
P*	Putnam Retirement Income Fund Lifestyle 1 – Class A	26.82%
	shares
P*	Putnam Retirement Ready 2025 Fund – Class A shares	12.06%
	State Street Bank Ttee	74.27%
R	Cust fbo ADP Access
	1 Lincoln St.
	Boston, MA 02111-2901
	MLPF&S For The Sole Benefit of Its Customers	9.00%
R	Attn. Fund Administration
	4800 Deer Lake Dr. E Fl 3
	Jacksonville, FL 32246-6484

I-25

Class	Shareholder name and address	Percentage
		owned
	Great-West Trust Company, LLC	95.21%
R5	Recordkeeping for various plans
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002
	Great-West Trust Company, LLC	45.57%
R6	Employee Benefits Clients 401(k)
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002
	NFS LLC	12.93%
	Fbo FIIOC as Agent For Qualified Employee Benefit
R6	Plans 401k Finops-Ic Funds
	100 Magellan Way #Kw1c
	Covington, KY 41015-1987
R6	Voya Retirement Insurance & Annuity	10.57%
	Voya Financial
	1 Orange Way
	Windsor, CT 06095-4773
R6	State Street Bank & Trust Co	8.68%
	ADP Access Product
	One Lincoln St.
	Boston, MA 02111-2901
	Great-West Trust Company, LLC	18.51%
	Recordkeeping for various plans
Y	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002
	State Street Bank & Trust Company	13.64%
	Fbo Various Retirement Plans
Y	440 Mamaroneck Ave.
	Harrison, NY 10528-2418
	Great-West Trust Company, LLC	9.35%
Y	Employee Benefits Clients 401(k)
	8515 E Orchard Rd. 2T2
	Greenwood Village, CO 80111-5002
	Wells Fargo Bank, Na Fbo Helmerich & Payne,	7.85%
Y	D4117096-004
	Po Box 1533
	Minneapolis, MN 55480-1533
	Pershing, LLC	5.17%
Y	1 Pershing Plaza
	Jersey City, NJ 07399-0001

I-26

Class	Shareholder name and address	Percentage
		owned
	National Financial Services, LLC	5.10%
	For the Exclusive Benefit of our Customers
Y	499 Washington Blvd.
	Attn: Mutual Funds Dept. 4th Fl
	Jersey City, NJ 07310-2010

* The address for the name listed is: c/o Putnam Investments, 100 Federal Street, Boston, MA 02110.


Distribution fees


During fiscal 2018, each fund paid the following 12b-1 fees to Putnam Retail Management:


Fund name	Class A	Class B	Class C	Class M	Class R
Growth Fund	$4,122,501	$666,138	$2,855,966	$232,204	$167,178
Balanced Fund	$3,563,594	$639,769	$3,000,976	$207,144	$183,132
Conservative Fund	$1,223,625	$175,607	$1,288,516	$61,253	$54,762

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

			Sales charges retained	Contingent
		Total front-	by Putnam Retail	deferred
	Fiscal	end sales	Management after	sales
Fund name	year	charges	dealer concessions	charges

I-27

Growth Fund	2018	$1,039,484	$383,113	$1,155
	2017	$2,020,543	$335,944	$797
	2016	$2,184,915	$356,204	$373
Balanced Fund	2018	$1,023,391	$364,038	$3,313
	2017	$1,844,732	$307,342	$840
	2016	$2,717,651	$456,741	$3,501
Conservative Fund	2018	$211,863	$96,783	$153
	2017	$765,297	$131,766	$0
	2016	$1,045,963	$181,192	$10


Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

I-28

Fund name	Fiscal year	Contingent deferred sales charges
Growth Fund	2018	$25,055
	2017	$32,933
	2016	$32,635
Balanced Fund	2018	$20,104
	2017	$27,790
	2016	$34,891
Conservative Fund	2018	$6,418
	2017	$6,485
	2016	$10,742


Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Fund name	Fiscal year	Contingent deferred sales charges
Growth Fund	2018	$13,394
	2017	$11,017
	2016	$13,339
Balanced Fund	2018	$11,149
	2017	$15,098
	2016	$13,613
Conservative Fund	2018	$5,904
	2017	$5,436
	2016	$4,153

I-29


Class M sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

			Sales charges
		Total	retained by Putnam
		front-end	Retail Management
	Fiscal	sales	after dealer
Fund name	year	charges	concessions
Growth Fund	2018	$20,394	$9,653
	2017	$40,501	$6,650
	2016	$26,001	$4,462
Balanced Fund	2018	$20,203	$8,362
	2017	$36,631	$6,013
	2016	$43,834	$8,208
Conservative Fund	2018	$5,088	$2,341
	2017	$10,124	$2,037
	2016	$25,672	$4,388


During the funds’ last three fiscal years, Putnam Retail Management received no contingent deferred sales charges with respect to class M shares. Effective November 1, 2015 the funds no longer assess a contingent deferred sales charge with respect to class M shares.

I-30

Investor servicing fees


During the 2018 fiscal year, each fund incurred the following fees for investor servicing provided by Putnam Investor Services, Inc.:

Growth Fund	$4,168,913

Balanced Fund	$3,599,037

Conservative Fund	$1,447,185


PORTFOLIO MANAGERS

Other accounts managed

The following tables show the number and approximate assets of other investment accounts (or portions of investment accounts) that each fund's portfolio managers managed as of the funds' most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Dynamic Asset Allocation – Growth

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
Robert Schoen	21*	$8,212,000,000	51**	$5,229,000,000	6	$404,300,000
James Fetch	20*	$7,774,700,000	51**	$5,229,000,000	1	$100,000
Jason Vaillancourt	21*	$8,212,000,000	51**	$5,229,000,000	1	$500,000

* 2 accounts, with total assets of $1,654,400,000, pay an advisory fee based on account performance.
** 2 accounts, with total assets of $447,400,000, pay an advisory fee based on account performance.


I-31

Dynamic Asset Allocation – Balanced

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
managers	end and closed-end funds		client		contribution plan offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
Robert Schoen	21*	$8,414,400,000	51**	$5,229,000,000	6	$404,300,000
James Fetch	20*	$7,977,100,000	51**	$5,229,000,000	1	$100,000
Jason Vaillancourt	21*	$8,414,400,000	51**	$5,229,000,000	1	$500,000

* 2 accounts, with total assets of $1,654,400,000, pay an advisory fee based on account performance.
** 2 accounts, with total assets of $447,400,000, pay an advisory fee based on account performance.


Dynamic Asset Allocation – Conservative

					Other accounts (including
					separate accounts, managed
					account programs and
Portfolio	Other SEC-registered open-		Other accounts that pool assets		single-sponsor defined
managers	end and closed-end funds		from more than one client		contribution plan offerings)
	Number		Number of		Number
	of		accounts		of
	accounts	Assets		Assets	accounts	Assets
Robert Schoen	21*	$10,133,600,000	51**	$5,229,000,000	6	$404,300,000
James Fetch	20*	$9,696,400,000	51**	$5,229,000,000	1	$100,000
Jason Vaillancourt	21*	$10,133,600,000	51**	$5,229,000,000	1	$500,000

* 2 accounts, with total assets of $1,654,400,000, pay an advisory fee based on account performance.
** 2 accounts, with total assets of $447,400,000, pay an advisory fee based on account performance.


See “Management—Portfolio Transactions—Potential conflicts of interest in managing multiple accounts” in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

I-32

Compensation of portfolio managers

Putnam’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across specified products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.


Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For each fund, Putnam evaluates performance based on the fund’s peer rankings in the fund’s Lipper category over the 3-year period. These peer rankings are based on pre-tax performance.


Ownership of securities

The dollar range of shares of each fund owned by each portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

I-33

Fund	Portfolio managers	Dollar range of shares owned
Growth Fund	Robert Schoen	$0
	James Fetch	$500,001-$1,000,000
	Jason Vaillancourt	$0
Balanced Fund	Robert Schoen	$0
	James Fetch	$100,001-$500,000
	Jason Vaillancourt	$100,001-$500,000
Conservative Fund	Robert Schoen	$0
	James Fetch	$0
	Jason Vaillancourt	$0

SECURITIES LENDING ACTIVITIES


The following table provides the dollar amounts of income and fees and/or compensation related to the funds’ securities lending activities during the most recent fiscal year:

I-34

	Growth	Balanced	Conservative
	Fund	Fund	Fund
Gross income from securities lending	$475,591	$366,833	$108,255
activities
Fees and/or compensation for securities
lending
activities and related services:
Fees paid to securities lending agent	($13,721)	($8,966)	($2,647)
from a
revenue split
Fees paid for any cash collateral	$0	$0	$0
management
service (including fees deducted from a
pooled
cash collateral reinvestment vehicle) that
are not
included in the revenue split
Administrative fees not included in	$0	$0	$0
revenue split
Indemnification fee not included in	$0	$0	$0
revenue split
Rebate (paid to borrower)	($338,347)	($277,150)	($81,771)
Other fees not included in revenue split	$0	$0	$0
(specify)
Aggregate fees/compensation for	($352,068)	($286,116)	($84,418)
securities lending activities
Net income from securities lending	$123,523	$80,717	$23,837
activities


I-35

Goldman Sachs Bank USA (d/b/a Goldman Sachs Agency Lending, or “GSAL”) acts as the securities lending agent for the Putnam funds. As securities lending agent, during the last fiscal year, GSAL located borrowers for fund securities, monitored daily the value of the loaned securities and collateral, required additional collateral as necessary, negotiated loan terms, provided certain limited recordkeeping and account servicing, monitored dividend activity and material proxy votes relating to loaned securities, and arranged for return of loaned securities to the fund at loan termination, and, as applicable, in connection with proxy votes.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210, is the funds' independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the funds' Annual Report for the funds' most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the Report of Independent Registered Public Accounting Firm, given on their authority as experts in auditing and accounting.

I-36

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored retirement plans (including, for example, 401(k) plans, employer-sponsored 403(b) plans, and 457 plans) should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

Except as set forth below, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts held in the name of persons or entities that do not have both a residential or business address within the United States (including APO/FPO addresses) and a valid U.S. tax identification number. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments. Individuals resident in the European Economic Area (“EEA”), in particular, should take note that the fund’s shares are not offered for sale in the EEA.

Non-U.S. institutional clients may invest in a fund, provided that the client is acting for its own account and is not a financial institution (e.g., a broker-dealer purchasing shares on behalf of its customers), and has provided Putnam with documentation (i) that is appropriate to the type of entity seeking to establish the account and (ii) sufficient to enable Putnam Investor Services to determine that the investment would not violate any applicable securities laws or regulations, including non-U.S. laws and regulations.

In addition, Class M shares of Putnam Diversified Income Trust, Putnam Europe Equity Fund, Putnam Global Income Trust, Putnam High Yield Fund, Putnam Income Fund, and Putnam Mortgage Securities Fund are available for public offering in Japan through certain Japanese registered broker-dealers with whom Putnam Retail Management Limited Partnership has an agreement.

In addition, the fund does not accept new accounts or additional investments (including by way of exchange from another fund) into existing accounts by entities that Putnam Investor Services has reason to believe are involved in the sale or distribution of marijuana, even if such sale or distribution is licensed by a state.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares, class M shares and class N shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price will be based on the

January 30, 2019	II-1

net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employer-sponsored retirement plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

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Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized periodic (e.g., monthly, quarterly, semi-annually, or annually) bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any day of the month for these investments; however, if the selected date falls on a weekend or holiday, the investment will be processed on the next business day. For February, April, June and September and November, if the selected date does not occur (the 29th, 30th, or 31st, as applicable), the investment will be processed the prior business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

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Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

January 30, 2019	II-2

Sales Charges and Other Share Class Features — Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A, class M and class N shares. The public offering price of class A, class M and class N shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A, class M and class N shares of the funds by style category.

The sales charge for class A, class M and class N shares is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount.

Putnam Retail Management retains the entire sales charge on any retail sales made by it. The Putnam Funds require that a broker-dealer be associated with every account (a “broker-dealer of record”). In instances where the registered account owner has not designated a broker-dealer of record, Putnam Retail Management will be defaulted as the broker-dealer of record for the account. Putnam Retail Management is not a full service broker-dealer, and does not provide investment advice. As default broker-dealer of record, Putnam Retail Management will not be able to provide services that are typically offered by a brokerage firm, such as assisting with financial planning or providing recommendations, or otherwise assisting with investment decisions. Where Putnam Retail Management is listed as the default broker-dealer of record for an account, it will receive all applicable sales charges and service fees associated with the account.

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For purchases of class N shares over $250,000, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. Commissions for these purchases are paid at the rate of 0.25% of the amount of qualifying purchases up to $4 million, 0.15% of the next $46 million of qualifying purchases and 0.10% of qualifying purchases thereafter.

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For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding Retirement Income Fund Lifestyle 1, Putnam PanAgora Managed Futures Strategy, Putnam PanAgora Market Neutral Fund and Putnam PanAgora Risk Parity Fund), Global Sector Funds and RetirementReady® Funds only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

For Putnam PanAgora Managed Futures Strategy, Putnam PanAgora Market Neutral Fund, Putnam PanAgora Risk Parity Fund and Putnam Multi-Asset Absolute Return Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

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For Retirement Income Fund Lifestyle 1, Taxable Income Funds and Tax-Exempt Funds (except for Money Market Funds, Putnam Short-Term Municipal Income Fund, Putnam Floating Rate Income Fund, and Putnam Short Duration Income Fund):

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam Fixed Income Absolute Return Fund and Putnam Floating Rate Income Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 100,000	2.25%	2.00%	0.75%	0.75%
100,000 but under 250,000	1.75%	1.50%	0.75%	0.75%
250,000 but under 500,000	1.25%	1.00%	0.75%	0.75%
500,000 and above	NONE	1.00%	N/A**	N/A**

For Putnam Short Duration Bond Fund and Putnam Short-Term Municipal Income Fund only:

	CLASS A
		Amount of sales
		charge
		reallowed to
	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of
offering price ($)	offering price	offering price
Under 100,000	2.25%	2.00%
100,000 – 249,999	1.25%	1.00%
250,000 and above	NONE	1.00%

January 30, 2019	II-5

CLASS M
Amount of sales
charge
reallowed to
	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of
offering price ($)	offering price	offering price
Under 250,000	0.75%	0.75%
250,000 and above	N/A***	N/A***

*The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

**The funds will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

***The fund will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $250,000 or more.

For all Putnam funds that offer class N shares:

	CLASS N

		Amount of sales
		charge reallowed to
	Sales charge as a	dealers as a
Amount of transaction at	percentage of	percentage of
offering price ($)	offering price	offering price
Under 50,000	1.50%	1.25%
50,000 but under 100,000	1.25%	1.00%
100,000 but under 250,000	1.00%	0.75%
250,000 and above	NONE	0.25%

Purchases of class A and class N shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Bond Fund, Putnam Short Duration Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Government Money Market Fund, and Putnam Money Market Fund) purchased by retail investors on or after March 1, 2018 that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of that purchase occurs. Class A shares of Putnam Short Duration Bond Fund and Putnam Short-Term Municipal Income Fund purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs. Class A shares of Putnam Short Duration Income Fund, Putnam Money Market Fund and Putnam Government Money Market Fund purchased by retail investors on or after March 1, 2018 by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the twelve-month anniversary of the original purchase occurs. Class N shares of any Putnam Fund purchased by retail investors that are not subject to

January 30, 2019	II-6

an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 0.25% if redeemed before the first day of the month in which the nine-month anniversary of that purchase occurs.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares or class N shares subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Class A shares that are exchanged between Putnam funds will maintain the CDSC time period for the fund in which the initial purchase was made. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Short Duration Bond Fund, Putnam Fixed Income Absolute Return Fund and Putnam Short-Term Municipal Income Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund, on or around the end of the month six years after the purchase date, and for Putnam Sustainable Future Fund, on or around the end of the month five years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase, and the holding period of the fund of initial purchase will apply. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus assumes conversion to class A shares after the applicable period described in the fund’s prospectus.

January 30, 2019	II-7

Conversion of class C shares into class A shares. Effective April 1, 2018, Class C shares will automatically convert to class A shares on or around the end of the month ten years after the purchase date, provided that the fund or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least ten years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. Group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold class C shares with the fund in an omnibus account do not track participant level share lot aging. These class C shares would not satisfy the conditions for the conversion. Class C shares acquired by exchanging class C shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. Any CDSC for such shares will be calculated using the schedule of the fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Class C shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class C shares acquired through reinvestment of distributions will be attributed to particular purchases of class C shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class C shares to class A shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class C shares to class A shares, or any other exchange or conversion of shares.

Sales without sales charges or contingent deferred sales charges

In addition to the categories of investors eligible to purchase fund shares without a sales charge or CDSC set forth in the fund’s prospectus, in connection with settlements reached between certain firms and the Financial Industry Regulatory Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

In the case of certain sales charge waivers described in the prospectus to (i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest and (ii) shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a nonretirement plan account, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

As described in the prospectus, specific sales charge waivers may be available through your particular financial intermediary. Please see the prospectus for additional information about financial intermediary-specific waivers.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). The SWP provisions relating to CDSC waivers described below do not apply to customers purchasing shares of the fund through a Specified Intermediary, unless otherwise specified in the Appendix to the fund’s prospectus. Please refer to the Appendix to the fund’s prospectus for the SWP provisions that are applicable to each Specified Intermediary.

Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset

January 30, 2019	II-8

value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. For purposes of the waiver categories set forth in subparagraphs (ii) – (iv) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges – Class B and class C shares, shares not subject to a CDSC are redeemed first in determining whether the CDSC applies to each redemption.

For purposes of the waiver categories set forth in subparagraph (v) of the fund’s prospectus under the sub-section Additional reductions and waivers of sales charges – Class B and class C shares, Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Ways to Reduce Initial Sales Charges — Class A, Class M and Class N Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares, class M shares and class N shares. These provisions may be altered or discontinued at any time. The breakpoint discounts described below do not apply to customers purchasing shares of the fund through any of the financial intermediaries specified in the Appendix to the fund’s prospectus (each, a “Specified Intermediary”). Please refer to the Appendix to the fund’s prospectus for the breakpoint discounts that are applicable to each Specified Intermediary.

Right of accumulation. A purchaser of class A shares, class M shares or class N shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum public offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

January 30, 2019	II-9

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds, unless acquired as described in (b) below); and

(b) any shares of money market funds acquired by exchange from other Putnam funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum public offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employer-sponsored retirement plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds and class A and class M shares of Putnam Short Duration Income Fund) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a SIMPLE IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

Shares owned by a plan participant as part of an employer-sponsored retirement plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under

January 30, 2019	II-10

Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A, class M or class N shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding Putnam money market funds and Putnam Short Duration Income Fund), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares, class M shares or class N shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Short Duration Income Fund acquired by exchange of such eligible shares, and any class N shares of Putnam Short Duration Income Fund). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares, class M shares or class N shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

January 30, 2019	II-11

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employer-sponsored retirement plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Retirement Plans

Purchases of class A and class R shares. On sales of class A shares at net asset value to certain employer-sponsored retirement plans and health reimbursement accounts and sales of class R shares, Putnam Retail Management may, at its discretion, pay commissions to the dealer of record on net monthly purchases up to the following rates for purchases before April 1, 2017: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter. Effective April 1, 2017, Putnam Retail Management no longer makes such payments.

For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employer-sponsored retirement plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

January 30, 2019	II-12

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA. Unless noted below or where Putnam Retail Management and the applicable dealer have agreed otherwise, these payments commence in the first year after purchase.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least the amount required to be eligible for the highest sales charge breakpoint as disclosed in the fund’s prospectus, unless, in the case of dealers of record for an employer-sponsored retirement plan investing at least $1 million, where such dealer has agreed to a reduced sales commission. In addition, no payments are made during the first year after purchase for shares purchased prior to April 1, 2017 where PRM has paid a commission as described above in “Commissions on Sales to Employee Retirement Plans.”

Rate*	Fund
0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below
0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**
0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Municipal Fund
0.25% for shares purchased on or after 4/1/05
0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Securities Fund
0.25% for shares purchased after 12/31/89	George Putnam Balanced Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Global Health Care Fund
0.20% for shares purchased on or before 3/31/90;	Putnam Mortgage Securities Fund
0.25% for shares purchased after 3/31/90
0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90
0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;
0.10%	Putnam Short Duration Income Fund

January 30, 2019	II-13

Rate*	Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05
0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05
0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund
0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05
0.00%	Putnam Government Money Market Fund
Putnam Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below
0.25%, except that the first year's service fees of	Putnam AMT-Free Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund
0.20%, except that the first year’s service fees of	Putnam California Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam Massachusetts Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

January 30, 2019	II-14

0.50%	Putnam Government Money Market Fund*
Putnam Money Market Fund*
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund limit the 12b-1 fees payable by class B shares to 0.00% of the average net asset value of class B shares for which such dealers are designated the dealer of record.

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund will be made beginning in the first year.

Rate	Fund
1.00%	All funds currently making payments under a class C
distribution plan, except for those listed below
0.50%	Putnam Government Money Market Fund *
Putnam Money Market Fund*
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund limit the 12b-1 fees payable by class C shares to 0.00% of the average net asset value of class C shares for which such dealers are designated the dealer of record.

Different rates may apply to shares sold outside the United States.

January 30, 2019	II-15

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows.

Rate	Fund
0.65%	All Growth, Blend, Value, Global Sector and Asset
Allocation Funds (excluding Retirement Income Fund
Lifestyle 1) currently making payments under a class
M distribution plan, and Putnam Multi-Asset Absolute
Return Fund.
0.40%	All Income funds currently making payments under a
class M distribution plan (except for Putnam Floating
Rate Income Fund, Putnam Government Money
Market Fund, Putnam Money Market Fund, Putnam
Short-Term Municipal Income Fund and Putnam Short
Duration Income Fund) and Retirement Income Fund
Lifestyle 1.
0.30%	Putnam Short Duration Bond Fund, Putnam Fixed
Income Absolute Return Fund, Putnam Short-Term
Municipal Income Fund and Putnam Floating Rate
Income Fund
0.15%	Putnam Government Money Market Fund*
Putnam Money Market Fund*
Putnam Short Duration Income Fund

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund limit the 12b-1 fees payable by class M shares to 0.00% of the average net asset value of class M shares for which such dealers are designated the dealer of record.

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for Putnam Multi-Asset Absolute Return Fund as well as all Growth, Blend, Value, Global Sector and Asset Allocation Funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all Income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund) and Putnam Retirement Income Fund Lifestyle 1.

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rate set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record). No payments are made to dealers during the first year after purchase, with respect to shares purchased before April 1, 2017, if Putnam Retail Management paid a commission to the dealer at purchase as described above in “Commissions on Sales to Employee Retirement Plans.”

January 30, 2019	II-16

Rate	Fund
0.50%	All funds currently making payments under a class R
distribution plan*

* Effective as of the close of business on March 31, 2017, Putnam Money Market Fund and Putnam Government Money Market Fund limit the 12b-1 fees payable by class R shares to 0.00% of the average net asset value of class R shares for which such dealers are designated the dealer of record.

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class N shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rate set forth below (as a percentage of the average net asset value of class N shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	All funds currently making payments under a class N
distribution plan

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

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Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, access to sales meetings, sales representatives and management representatives of the dealer, market data, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting

January 30, 2019	II-17

transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

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Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.

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The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2018:

American Enterprise Investment Services Inc.	LPL Financial LLC
American Portfolios Financial Services, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.
AXA Advisors, LLC	Morgan Stanley Smith Barney LLC
Cadaret, Grant and Co. Inc.	OneAmerica Securities, Inc.
Cambridge Investment Research, Inc.	Oppenheimer & Co. Inc.
Cetera Advisor Networks LLC	Raymond James & Associates, Inc.
Cetera Advisors LLC	Raymond James Financial Services, Inc.
Cetera Financial Specialists LLC	RBC Capital Markets, LLC
Cetera Investment Services LLC	Retirement Plan Advisory Group
Citigroup Global Markets Inc.	Royal Alliance Associates
Commonwealth Equity Services	SagePoint Financial, Inc.
First Allied Securities, Inc.	Securities America, Inc.
FSC Securities Corporation	Securities Service Network, Inc.
HD Vest Investment Securities, Inc.	Stifel, Nicolaus & Company, Incorporated
Investacorp, Inc.	Summit Brokerage Services, Inc.
J.P. Morgan Securities LLC	TD Ameritrade, Inc.
Janney Montgomery Scott LLC	TD Ameritrade Clearing, Inc.
Kestra Investment Services, LLC	Triad Advisors, Inc.
KMS Financial Services, Inc.	U.S. Bancorp Investments, Inc.
Lincoln Financial Advisors Corp.	UBS Financial Services, Inc.
Lincoln Financial Distributors, Inc.	Voya Financial Advisors, Inc.
Lincoln Financial Securities Corporation	Wells Fargo Clearing Services, LLC
Lincoln Investment Planning, LLC	Woodbury Financial Services, Inc.

Additional dealers may receive marketing support payments in 2019 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2018 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

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Program Servicing Payments. Putnam Retail Management and its affiliates also make payments to certain dealers that sell Putnam fund shares through dealer platforms and other investment programs to compensate dealers for a variety of services they provide. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to shareholder recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with dealer platform development and maintenance, fund/investment selection and monitoring, or other similar services. Payments by Putnam Retail

January 30, 2019	II-18

Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for shareholders, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

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The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2018:

Charles Schwab & Co., Inc.	Pershing LLC
GWFS Equities, Inc.	RBC Capital Markets, LLC
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Transamerica Advisors Life Insurance Company
National Financial Services LLC	Trust Company of America

Additional or different dealers may also receive program servicing payments in 2019 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2018 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

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Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Sub-accounting payments. Certain dealers or other financial intermediaries also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer or other financial intermediary, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. There are no such payments in respect of class R6 shares, and payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer or other financial intermediary applies to Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. Payments for other classes vary. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

January 30, 2019	II-19

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”), The Putnam Advisory Company, LLC (“PAC”) and/or PanAgora Asset Management, Inc. (“PanAgora”) serve as sub-adviser (as described in the fund’s prospectus), references to Putnam Management in this section include PIL, PAC and/or PanAgora, as appropriate.

Temporary Defensive Strategies	Market Risk
Bank Loans	Master Limited Partnerships (MLPs)
Borrowing and Other Forms of Leverage	Money Market Instruments
Commodity-Related Investments	Mortgage-backed and Asset-backed Securities
Derivatives	Options on Securities
Exchange-Traded Notes	Preferred Stocks and Convertible Securities
Floating Rate and Variable Rate Demand Notes	Private Placements and Restricted Securities
Foreign Currency Transactions	Real Estate Investment Trusts (REITs)
Foreign Investments and Related Risks	Redeemable Securities
Forward Commitments and Dollar Rolls	Repurchase Agreements
Futures Contracts and Related Options	Securities Loans
Hybrid Instruments	Securities of Other Investment Companies
Illiquid Investments	Short Sales
Inflation-Protected Securities	Short-Term Trading
Initial Public Offerings (IPOs)	Special Purpose Acquisition Companies
Interfund Borrowing and Lending	Structured Investments
Inverse Floaters	Swap Agreements
Investments in Wholly-Owned Subsidiaries	Tax-exempt Securities
Legal and Regulatory Risk Relating to Investment Strategy	Warrants
Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds

Temporary Defensive Strategies

In response to adverse market, economic, political or other conditions, Putnam Management may take temporary defensive positions that differ from the fund’s usual investment strategies. In implementing these temporary defensive strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies. While temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible

January 30, 2019	II-20

generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the

January 30, 2019	II-21

corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund's investment in such participations would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

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The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some bank loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. Requirements to obtain the consent of the borrower and/or agent can delay or impede the fund’s ability to sell bank loans and can adversely affect the price that can be obtained. It is possible that sale proceeds from bank loan transactions will not be available to meet redemption obligations, in which case the fund may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the Securities and Exchange Commission (the “SEC”) or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Each Putnam fund (other than Putnam RetirementReady® Funds, Putnam Retirement Income Fund Lifestyle 1, Putnam Global Sector Fund and Putnam Short-Term Investment Fund) participates in a syndicated committed line of credit provided by State Street Bank and Trust Company and Northern Trust Company and an uncommitted line of credit provided by State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate. Each participating fund in the syndicated committed line of credit is required to maintain a specified asset coverage ratio.

Commodity-Related Investments

Some funds may gain exposure to commodity markets by investing in physical commodities or commodity-related instruments directly or indirectly. Such instruments include, but are not limited to, futures contracts, swaps, options, forward contracts, and structured notes and equities, debt securities, convertible securities, and warrants of issuers in commodity-related industries. Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic

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activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable. See “Derivatives,” “Forward Commitments and Dollar Rolls,” “Futures Contracts and Related Options,” “Hybrid Instruments,” “Investments in Wholly-Owned Subsidiaries,” “Short Sales,” “Structured Investments,” “Swap Agreements” and “Warrants” herein for more information on the fund’s investments in derivatives, including commodity-related derivatives such as swap agreements, commodity futures contracts, and options on commodity futures contracts.

In order for a fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) the fund must derive at least 90 percent of its gross income each taxable year from certain sources of “qualifying income” specified in the Code. Each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s investment in a wholly-owned foreign subsidiary is expected to provide the fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. Each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s pursuit of its investment strategy may be limited by the fund’s intention to qualify for treatment as a regulated investment company under Subchapter M of the Code. As noted below in “Taxes,” the rules regarding the extent to which annual net income, if any, realized by a wholly-owned foreign subsidiary and included in a fund's annual income for U.S. federal income purposes will constitute “qualifying income” for purposes of the fund's qualification as a regulated investment company under the Code are unclear and currently under consideration. See the “Investments in Wholly-Owned Subsidiaries” and “Taxes” sections for more information.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to individual shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a “regulated investment company” under the Code or bear adversely on the fund’s ability to so qualify, as discussed in “Taxes” below.

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Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “—Borrowing and Other Forms of Leverage.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Combined Positions

A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, options on futures contracts, indexed securities, swap agreements or other derivative instruments, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Exchange-Traded Notes

The fund may invest in exchange-traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

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An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for

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other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

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Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

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There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of sanctions (whether imposed by the local sovereign or by the United States government), currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Note on MSCI indices. MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double

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taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for purchase by domestic parties, or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction. Sanctions imposed by the United States government on other countries or persons or issuers operating in such countries could restrict the fund’s ability to buy affected securities or to sell any affected securities it has previously purchased, which may subject the fund to greater risk of loss in those securities.

For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

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In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. Where the fund purchases or sells an option, which is to be settled in cash, to buy or sell a TBA sale commitment, the fund will segregate cash or liquid assets in an amount equal to the current “mark-to-market” value of the option. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

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The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, commodities futures, futures contracts on sovereign debt, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance

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bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs. Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

A portion of any capital gains from futures contracts in which the fund invests directly will be treated for federal income tax purposes as short-term capital gains that, when distributed to taxable shareholders, will be taxable as ordinary income. The fund’s investments in futures may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement.

Except in the case of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund, no fund intends to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Each of the funds and subsidiaries set forth below is a commodity pool under the Commodity Exchange Act (the “CEA”), and each of Putnam Management and PanAgora is registered as a “commodity pool operator” under the CEA with respect to each such fund. PanAgora is also registered as a Commodity Trading Advisor under the CEA. Since Putnam Management, PanAgora, and the funds and subsidiaries set forth below are subject to regulation by the CFTC under the CEA, they are required to comply with applicable CFTC disclosure, reporting, and recordkeeping requirements. The disclosure, reporting and, recordkeeping requirements associated with registration with the CFTC as a CPO would ordinarily be in addition to those requirements already imposed onto the funds, Putnam Management, and PanAgora by the SEC. In August 2013, the CFTC issued a rule that permits a registered investment company to elect to comply with certain CFTC obligations by agreeing to comply with certain SEC disclosure, reporting, and recordkeeping requirements. The funds listed below have elected to comply with certain CFTC disclosure, reporting, and recordkeeping requirements by agreeing to comply with applicable SEC requirements.

Fund	Subsidiary
Putnam PanAgora Managed Futures Strategy	Putnam PanAgora Managed Futures Strategy, Ltd.
Putnam PanAgora Risk Parity Fund	Putnam PanAgora Risk Parity Fund, Ltd.

As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to these Funds and their respective subsidiaries, and compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting a Fund’s total return. With respect to each other Putnam fund, Putnam Management has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, Putnam Management (with respect to these funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of these funds will be limited in its ability to

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use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that fund. Putnam Management’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by Putnam Management's intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

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The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

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There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying

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and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Tax considerations may also limit the extent of the fund’s investments in certain hybrid instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Illiquid Investments

Each Putnam money market fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c). Effective December 1, 2018, Rule 22e-4 under the 1940 Act provides that mutual funds (other than money market funds) may not acquire any illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investment” for this purpose means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

A fund’s illiquid investments may be considered speculative and may be difficult to sell. The sale of many of these investments may be prohibited or limited by law or contract. Illiquid investments may be difficult to value for purposes of calculating a fund’s net asset value. A fund may not be able to sell illiquid investments when Putnam Management considers it desirable to do so, or a fund may be able to sell them only at less than their value. The larger size of certain fund holdings and the lack of liquidity in securities markets may limit a fund’s ability to sell illiquid investments, or to sell them at appropriate prices, thereby negatively impacting the fund.

Inflation-Protected Securities

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The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings

The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

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At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which the fund may lend or borrow money for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Short-Term Investment Fund is the only Putnam fund expected to make its uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and such a call would be deemed made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

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The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Investments in Wholly-Owned Subsidiaries

Each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund may invest up to 25% of its total assets in its wholly-owned and controlled subsidiary, organized under the laws of the Cayman Islands as an exempted company (each, a “Subsidiary” and collectively, the “Subsidiaries”) in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

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Generally, each Subsidiary will invest primarily in commodity futures, and, in the case of Putnam PanAgora Risk Parity Fund, swaps on commodity futures, but each Subsidiary may also invest in other commodity-related instruments (such as financial futures, option and swap contracts). Each Subsidiary may also have exposure to equity and fixed income securities, cash and cash equivalents, pooled investment vehicles (including those that are not registered pursuant to the 1940 Act) and other investments, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike a fund, the Subsidiary may invest without limitation in commodity-linked derivatives. By investing in a Subsidiary, each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Except as described below, the Subsidiaries are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in the prospectus and could adversely affect the fund.

The Chief Compliance Officer of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund oversees implementation of each Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding each Subsidiary’s compliance with its policies and procedures. Putnam PanAgora Managed Futures Strategy, Putnam PanAgora Risk Parity Fund and each Subsidiary test for compliance with investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, each Subsidiary complies with asset segregation requirements to the same extent as the applicable fund.

PanAgora provides investment management and other services to each Subsidiary. PanAgora does not receive increased compensation by virtue of providing each Subsidiary with investment management or administrative services. However, Putnam Management pays PanAgora based on each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s assets, including the assets invested in the applicable Subsidiary. Each Subsidiary will also enter into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the applicable fund.

The financial statements of each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund will be consolidated with the financial statements of the applicable Subsidiary in the fund’s Annual and Semi-Annual Reports. The fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of the prospectus.

In order for the fund to qualify as a regulated investment company under Subchapter M of the Code the fund must derive at least 90 percent of its gross income each taxable year from certain sources of “qualifying income” specified in the Code. Income from certain commodity-linked derivative instruments in which the fund might invest may not be considered qualifying income. Each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s investment in a Subsidiary is expected to provide the fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. Each of Putnam PanAgora Managed Futures Strategy’s and Putnam PanAgora Risk Parity Fund’s pursuit of its investment strategy may be limited by the fund’s intention to qualify for treatment as a regulated investment company under Subchapter M of the Code. As noted below in “Taxes,” the rules regarding the extent to which annual net income, if any, realized by a Subsidiary and included in a fund's annual income for U.S. federal income purposes will constitute “qualifying income” for purposes of the fund's qualification as a regulated investment company under the Code are unclear and currently under consideration. If a net loss is realized by a Subsidiary, such loss is generally not available to offset income or capital gain generated from the fund’s other investments. In addition, a Subsidiary is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

Legal and Regulatory Risks Relating to Investment Strategy

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The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. The regulatory environment for private funds is evolving, and changes in the regulation of private funds may adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

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In October 2016, the SEC adopted a liquidity risk management rule that will require each fund (other than Putnam money market funds) to establish a liquidity risk management program by December 1, 2018. The impact the rule will have on the funds, and on the open-end fund industry in general, is not yet fully known, but the rule could impact a fund’s performance and its ability to achieve its investment objective(s). Please see “Illiquid Investments” above for more information.

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The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, adversely affect the value of the investments held by the fund, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that different clients managed by Putnam Management and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. In addition, the SEC recently proposed additional restrictions on short sales, which could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the fund to execute certain investment strategies.

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Recently enacted federal legislation requires the adoption of regulations that will require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements will apply to loan participations, syndicated loans, and loan assignments. Investors, such as the fund, that seek or hold investments in loans could be adversely affected by the regulation.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "SECURITIES RATINGS."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's goal(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal

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proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Market Risk

The value of securities in a fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies). These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. During those periods, the fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable price.

Legal political, regulatory and tax changes also may cause fluctuations in markets and securities prices. In recent periods, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including, without limitation, in Europe or Asia. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In recent periods, financial regulators, including the U.S. Federal Reserve and the European Central Bank, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Some governmental authorities have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.

In addition, the fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the fund’s investments. Securities and

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financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by the fund. To the extent the fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the fund.

Master Limited Partnerships (MLPs)

A MLP generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management.

MLP securities in which certain funds may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or exchange-traded funds (“ETFs”) that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation.

Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests. For example, companies operating in the energy MLP sector are subject to risks that are specific to the industry in which they operate. MLPs and other companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Energy MLP companies are subject to varying demand for oil, natural gas or refined products in the markets they serve, as well as changes in the supply of products requiring gathering, transport, processing, or storage due to natural declines in reserves and production in the supply areas serviced by the companies' facilities. Declines in oil or natural gas prices, as well as adverse regulatory decisions, may cause producers to curtail production or reduce capital spending for production or exploration activities, which may in turn reduce the need for the services provided by energy MLP companies. Lower prices may also create lower processing margins. Energy MLPs may also be subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates that these companies may charge for interstate pipeline transportation services. An adverse determination by FERC with respect to tariff rates of a pipeline MLP could have a material adverse effect on the business, financial conditions, result of operations, cash flows and prospects of that pipeline MLP and its ability to make cash distributions to its equity owners.

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Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest

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rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective

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maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's goal(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

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The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were

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to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only

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exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

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The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for the tax-advantaged treatment available to REITs under the Code or failing

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to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call" or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

Under normal circumstances, each fund may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales and to investments by a money market fund and Putnam Short Term Investment Fund. Money market funds and Putnam Short Term Investment Fund may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund's cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is considered an illiquid investment. It is the fund's present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets subject to an agreement by the fund to repurchase the same assets at an agreed upon price and date. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay

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$95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include ETFs), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment

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company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

Short-term Trading

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In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income when distributed to taxable individual shareholders. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

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The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). A swap agreement may be structured with reference to an index of securities that is created and maintained by the swap counterparty. The fund may also enter into swap agreements on futures contracts including, but not limited to, index futures contracts. Swap agreements on futures contracts are generally subject to the same risks involved in the fund’s use of futures contracts, in addition to the risks involved in the fund’s use of swap agreements. See “—Futures Contracts and Related Options.” A total return swap, or a swap on a futures contract, may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. If the returns of an index upon which a swap is based are unavailable or cannot be calculated (including where the index is created and maintained by the swap counterparty), the fund may experience difficulty in valuing the swap or in determining the amounts owed to or by the counterparty, regardless of whether the counterparty has defaulted. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund’s investments in swaps will generate ordinary income and losses for federal income tax purposes and may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on

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securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

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Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price. The interest on pre-refunded bonds issued on or before December 31, 2017 is exempt from federal income tax; the interest on such bonds issued after December 31, 2017 is not exempt from federal income tax.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by

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the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

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Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. If it appeared that the availability of Tax-exempt Securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its goal and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisors for the current law on tax-exempt bonds and securities.

Warrants

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The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary

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of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested, including through corporations in which the fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

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If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to U. S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the fund’s shares (as described below). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The fund is not required to, and there can be no assurance the fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

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If the fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid U.S. federal income or excise tax. Provided it is not treated as a “personal holding company” for U.S. federal income tax purposes, the fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the fund’s accumulated earnings and profits as a dividend on the fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid U. S. federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of this distribution policy.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) generally are taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds.

Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described herein, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

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Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Each fund, other than fixed-income and money market funds, generally expects to report eligible dividends as qualified dividend income.

In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified REIT dividends or qualified publicly traded partnership income from a fund's investment in a REIT or MLP, as applicable, will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT or MLP directly.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

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Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.

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Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for U.S. federal AMT. For taxable years beginning after December 31, 2017, corporations are no longer subject to the federal AMT. Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in Tax-exempt Securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code).

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Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

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In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund were to own 20% or more of the voting interests of an underlying fund, subject to a safe harbor in respect of certain fund of funds arrangements, the fund would be required to “look through” the underlying fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the underlying fund’s assets with the fund’s assets for purposes of satisfying the 25% diversification test described above.

If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

If the fund is a qualified fund of funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.

Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in

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the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The fund’s investment in swaps, if any, will generate ordinary income and losses for federal income tax purposes. The fund’s investments in futures and swaps may cause the fund to recognize income without receiving cash with which to make the distributions necessary to qualify and be eligible for treatment as a regulated investment company and avoid a fund-level tax. The fund may therefore need to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement. The fund is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

In addition to the special rules described above in respect of options, futures transactions and swaps, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions,

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and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

Each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund intends to gain exposure to commodities and commodity-related investments, in whole or in part, through each fund’s respective Subsidiary. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “United States Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “United States Shareholders.” Because each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is a U.S. person that owns all of the stock of its respective Subsidiary, each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is a “United States Shareholder” and each Subsidiary is a CFC. As a “United States Shareholder,” each of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund is required to include in gross income for United States federal income tax purposes, as ordinary income, all of its Subsidiary’s “subpart F income” for the CFC’s taxable year ending with or within the fund’s taxable year, whether or not such income is distributed by the applicable Subsidiary, which may increase the ordinary income recognized by the fund. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and

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similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in commodities. It is expected that all of the Subsidiaries’ income will be “subpart F income.” Each fund’s recognition of its Subsidiary’s “subpart F income” will increase such fund’s tax basis in its Subsidiary’s shares. Distributions by a Subsidiary to the applicable fund will be tax-free, to the extent of such Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the fund’s tax basis in its Subsidiary’s shares. “Subpart F income” is treated as ordinary income, regardless of the character of a Subsidiary’s underlying income. If a net loss is realized by a Subsidiary, such loss is not available to offset income or capital gain generated from the fund’s other investments. In addition, a Subsidiary is not permitted to carry forward any net ordinary losses it realizes in a taxable year to offset ordinary income it realizes in subsequent taxable years.

The rules regarding the extent to which such subpart F inclusions will be treated as "qualifying income" for purposes of the 90% gross income requirement described above are unclear and currently under consideration. In the absence of further guidance, Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund will seek to ensure that they satisfy the 90% gross income requirement, including but not limited to by ensuring that each Subsidiary timely distributes to the applicable fund an amount equal to such Subsidiary’s subpart F income by the end of the Subsidiary’s taxable year. In order to make such distributions, a Subsidiary may be required to sell investments, including at a time when it may be disadvantageous to do so. If either of Putnam PanAgora Managed Futures Strategy and Putnam PanAgora Risk Parity Fund were to fail to meet the 90% gross income requirement or otherwise were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, such fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to pay substantial taxes, penalties and interest, and to make substantial distributions, in order to re-qualify for such special treatment.

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds the sum of its taxable income and tax-exempt income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in REITs. The fund’s investment in REIT equity securities may result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for U.S. federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

Mortgage-related securities. The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders

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held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

Income of a fund that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the fund. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution in and with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Dividends and distributions on the fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one

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year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

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Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the fund may elect to accrue market discount currently, in which case the fund will be required to include the accrued market discount in the fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the fund's income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer's financial statements. The application of Section 451 to the accrual of market discount is currently unclear; however, the Treasury Department has issued a notice stating that it intends to issue proposed regulations providing that section 451 does not apply to accrued market discount. Subject to the issuance of any such regulations, if Section 451were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

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Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If the fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such obligations.

Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or

January 30, 2019	II-73

maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk obligations. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize; when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Capital loss carryforward. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”) in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset long-term capital gains. The fund must use any post 2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The amounts and expiration dates, if any, of any capital loss carryforwards available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in this Part II of the SAI or incorporated by reference into this SAI.

Foreign taxes. If more than 50% of the fund’s assets at taxable year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund is eligible to make such an election for a given year, it may determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Passive Foreign Investment Companies. Investments treated as equity for federal income tax purposes in certain “passive foreign investment companies” (“PFICs”, as defined below) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the disposition of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market

January 30, 2019	II-74

annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur the tax and interest charges described above in some instances.

A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated transactions and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.

Sale, exchange or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares held for six months or less with respect to a regular exempt-interest dividend paid by the fund if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentences) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a

January 30, 2019	II-75

particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

Shares purchased through tax-qualified plans. Special tax rules apply to investments through employer-sponsored retirement plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. Distributions by the fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the fund as (1) Capital Gain Dividends, (2) interest-related dividends, (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, and (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the fund invests in other regulated investment companies that pay Capital Gain Dividends, short-term capital gain dividends or interest-related

January 30, 2019	II-76

dividends to the fund, such distributions retain their character as not subject to withholding if properly reported when paid by the fund to foreign shareholders. The fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

The fact that a fund achieves its goals by investing in underlying funds generally does not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its investments in underlying funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

Distributions by the fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S.-source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund, unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder's sale of shares of the fund (as described below).

If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if the fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including regulated investment companies and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a fund is a QIE.

January 30, 2019	II-77

If an interest in the fund were a USRPI, the fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the fund were a QIE under a special “look-through” rule, any distributions by the fund to a foreign shareholder (including, in certain cases, distributions made by the fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the fund from a lower-tier regulated investment company or REIT that the fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the fund would retain their character as gains realized from USRPIs in the hands of the fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the fund.

Foreign shareholders of the fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the fund.

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Other reporting and withholding requirements. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or Capital Gain Dividends the fund pays. If a payment by the fund is subject to FATCA withholding, the fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

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Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

January 30, 2019	II-78

MANAGEMENT

Trustees

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee
Liaquat Ahamed (Born	Author; won Pulitzer	Trustee of the Brookings Institution (a nonprofit
1952), Trustee since 2012	Prize for Lords of	public policy organization). Mr. Ahamed is also a
	Finance: The Bankers	director of the Rohatyn Group, an emerging-market
	Who Broke the World.	fund complex that manages money for institutions.
Mr. Ahamed has 25 years experience in the
management of fixed income portfolios and was
previously the Chief Executive Officer of Fischer
Francis Trees & Watts, Inc., a fixed-income
investment management subsidiary of BNP Paribas.
Mr. Ahamed holds a B.A. in economics from Trinity
College, Cambridge University and an M.A. in
economics from Harvard University.
Ravi Akhoury (Born 1947),	Served as Chairman and	Director of English Helper, Inc. (each a private
Trustee since 2009	CEO of MacKay Shields	software company). Mr. Akhoury previously served
	(a multi-product	as Director of Jacob Ballas Capital India (a
	investment management	non-banking finance company focused on private
	firm) from 1992 to 2007.	equity advisory services) and a member of its
Compensation Committee. He also served as
Director and on the Compensation Committee of
MaxIndia/New York Life Insurance Company in
India. Mr. Akhoury is also a Trustee of the Rubin
Museum, serving on the Investment Committee. Mr.
Akhoury is a former Vice President and Investment
Policy Committee member of Fischer, Francis, Trees
and Watts (a fixed-income investment management
subsidiary of BNP Paribas). He previously served on
the Board of Bharti Telecom (an Indian
telecommunications company) and was a member of
its Audit and Compensation Committees. He also
served on the Board of Thompson Press (a publishing
company) and was a member of its Audit Committee.
Mr. Akhoury graduated from the Indian Institute of
Technology with a BS in Engineering and obtained
an MS in Quantitative Methods from SUNY at Stony
Brook.

January 30, 2019	II-79

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee
Barbara M. Baumann (Born	President of Cross Creek	Director of Buckeye Partners, L.P. (a publicly traded
1955), Trustee since 2010	Energy Corporation, a	master limited partnership focused on pipeline
	strategic consultant to	transport, storage and distribution of petroleum
	domestic energy firms	products) and Devon Energy Corporation (a leading
	and direct investor in	independent natural gas and oil exploration and
	energy projects.	production company). She is the Chair of the Board
of Trustees of Mount Holyoke College, and serves on
the Finance Committee of the Children’s Hospital of
Colorado. She is the Treasurer of the Board of The
Denver Foundation, and chairs its Finance
Committee. Until September 2014, Ms. Baumann
was a director of UNS Energy Corporation (a
publicly held electric and gas utility in Arizona).
Until May 2014, Ms. Baumann was a Director of SM
Energy Corporation (a publicly held U.S. exploration
and production company). Until May 2012, Ms.
Baumann was a Director of CVR Energy, Inc. (a
publicly held petroleum refiner and fertilizer
manufacturer). Prior to 2003, she was Executive
Vice President of Associated Energy Managers, LLC
(a domestic private equity firm). From 1981 until
2000 she held a variety of financial and operational
management positions with the global energy
company Amoco Corporation and its successor, BP.
Ms. Baumann holds a B.A. from Mount Holyoke
College and an MBA from The Wharton School of
the University of Pennsylvania.
Katinka Domotorffy (Born	Voting member of the	Director of the Great Lakes Science Center, and of
1975), Trustee since 2012	Investment Committees	College Now Greater Cleveland. Ms. Domotorffy
	of the Anne Ray	holds a BSc in Economics from the University of
	Foundation and Margaret	Pennsylvania and an MSc in Accounting and Finance
	A. Cargill Foundation,	from the London School of Economics.
part of the Margaret A.
Cargill Philanthropies.
Prior to 2012, Ms.
Domotorffy was Partner,
Chief Investment
Officer, and Global Head
of Quantitative
Investment Strategies at
Goldman Sachs Asset
Management.

January 30, 2019	II-80

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee
Catharine Bond Hill (Born	Managing Director of	Director of Yale-NUS College; Alumni Fellow to the
1954), Trustee since 2017	Ithaka S+R (a	Yale Corporation. Dr. Hill graduated from Williams
	not-for-profit service that	College, earned a bachelor’s degree and a master’s
	helps the academic	degree at Brasenose College, Oxford University, and
	community navigate	completed her doctorate in economics at Yale
	economic and	University.
technological change).
From 2006 to 2016, Dr.
Hill served as the 10th
president of Vassar
College. Prior to 2006,
she was the provost of
Williams College.
Paul L. Joskow (Born 1947),	Dr. Joskow is the	Trustee of Yale University; a Director of Exelon
Trustee since 1997	Elizabeth and James	Corporation (an energy company focused on power
	Killian Professor of	services); and a Member of the Board of Overseers of
	Economics, Emeritus at	the Boston Symphony Orchestra. Prior to April 2013,
	the Massachusetts	he served as Director of TransCanada Corporation
	Institute of Technology	and TransCanada Pipelines Ltd. (energy companies
	(MIT), where he joined	focused on natural gas transmission, oil pipelines,
	the faculty in 1972. He	and power services.) Prior to August 2007, he served
	was the Head of the MIT	as a Director of National Grid (a U.K.-based holding
	Department of	company with interests in electric and gas
	Economics from 1994 to	transmission and distribution and
	1998 and the Director of	telecommunications infrastructure). Prior to July,
	the MIT Center for	2006, he served as President of the Yale University
	Energy and	Council. Prior to February 2005, he served on the
	Environmental Policy	board of the Whitehead Institute for Biomedical
	Research from 1999	Research (a non-profit research institution). Prior to
	through 2007. Dr.	February 2002, he was a Director of State Farm
	Joskow was the President	Indemnity Company (an automobile insurance
	of the Alfred P. Sloan	company), and prior to March 2000, he was a
	Foundation (a	Director of New England Electric System (a public
	philanthropic institution	utility holding company). Dr. Joskow holds a Ph.D.
	focused primarily on	and a M.Phil. from Yale University and a B.A. from
	research and education	Cornell University.
on issues related to
science, technology and
economic performance)
from 2008-2017.

January 30, 2019	II-81

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee
Kenneth R. Leibler (Born	A founder and former	Until November 2010, Mr. Leibler was a Director of
1949), Trustee since 2006,	Chairman of the Boston	Ruder Finn Group (a global communications and
Vice Chair from 2016 to 2018	Options Exchange (an	advertising firm). Prior to December 2006, Mr.
and Chair since 2018	electronic market place	Leibler served as a Director of the Optimum Funds
	for the trading of listed	Group. Prior to October 2006, he served as a Director
	derivatives securities).	of ISO New England (the organization responsible
	He is currently Vice	for the operation of the electric generation system in
	Chairman Emeritus of	the New England states). Prior to 2000, he was a
	the Board of Trustees of	Director of the Investment Company Institute in
	Beth Israel Deaconess	Washington, D.C. Prior to January 2005, Mr. Leibler
	Hospital in Boston and a	served as Chairman and Chief Executive Officer of
	former Director of Beth	the Boston Stock Exchange. Prior to January 2000,
	Israel Deaconess Care	he served as President and Chief Executive Officer of
	Organization, an	Liberty Financial Companies (a publicly traded
	accountable care group	diversified asset management organization). Prior to
	jointly owned by the	June 1990, he served as President and Chief
	medical center and its	Operating Officer of the American Stock Exchange
	affiliated physicians	(AMEX). Prior to serving as AMEX President, he
	network. He is also	held the position of Chief Financial Officer, and
	Director of Eversource	headed its management and marketing operations.
	Corporation, which	Mr. Leibler graduated with a B.A. in Economics
	operates New England’s	from Syracuse University.
largest energy delivery
system.
Robert E. Patterson (Born	Prior to March 15, 2017,	Mr. Patterson is past Chairman and served as a
1945), Trustee since 1984	Co-Chairman of Cabot	Trustee of the Joslin Diabetes Center. Prior to
	Properties, Inc. (a private	December 2001, Mr. Patterson served as the
	equity firm investing in	President and as a Trustee of Cabot Industrial Trust
	commercial real estate)	(a publicly-traded real estate investment trust). He
	and Chairman or	has also served as a Trustee of the Sea Education
	Co-Chairman of the	Association. Prior to 1998, he was Executive Vice
	Investment Committees	President and Director of Acquisitions of Cabot
	for various Cabot Funds.	Partners Limited Partnership (a registered investment
	He formerly served as	adviser involved in institutional real estate
	Senior Advisor to these	investments). Prior to 1990, he served as Executive
	entities.	Vice President of Cabot, Cabot & Forbes Realty
Advisers, Inc. (the predecessor company of Cabot
Partners). Mr. Patterson practiced law and held
various positions in state government, and was the
founding Executive Director of the Massachusetts
Industrial Finance Agency. Mr. Patterson is a
graduate of Harvard College and Harvard Law
School.

January 30, 2019	II-82

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee
George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor) and a Trustee of the
	Inc. (a publisher of	Marine Biological Laboratory. Until 2017, Mr.
	financial advisory and	Putnam was a Trustee of Epiphany School. Until
	other research services)	2010, Mr. Putnam was a Trustee of St. Mark’s
	and President of New	School. Until 2006, Mr. Putnam was a Trustee of
	Generation Advisors,	Shore Country Day School. Until 2002, he was a
	LLC (a registered	Trustee of the Sea Education Association. Mr.
	investment adviser to	Putnam is a graduate of Harvard College, Harvard
	private funds), which are	Business School and Harvard Law School.
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.
Manoj P. Singh (Born 1952),	Until 2015, chief	Director of Abt Associates (a global research firm
Trustee since 2017	operating officer and	working in the fields of health, social and
	global managing director	environmental policy, and international
	at Deloitte Touche	development); Trustee of Carnegie Mellon
	Tohmatsu, Ltd. (a global	University; Trustee of the Rubin Museum; Director
	professional services	of Pratham USA (an organization dedicated to
	organization). He served	children’s education in India); member of the
	on the Deloitte U.S.	advisory board of Altimetrik (a business
	board of directors and the	transformation and technology solutions firm); and
	boards of Deloitte	Director of DXC Technology (a global IT services
	member firms in China,	and consulting company). Mr. Singh holds a
	Mexico and Southeast	bachelor’s degree in electrical engineering from the
	Asia.	Indian Institute of Technology and an MS in
industrial administration from Carnegie Mellon
University.

January 30, 2019	II-83

Name, Address[1], Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee
Interested Trustees
*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments	Museum, Dana-Farber Cancer Institute,
	since 2008 and, since	Massachusetts Competitive Partnership (Chairman),
	2014, President and	and Boston Chamber of Commerce. He is a member
	Chief Executive Officer	of the Chief Executives Club of Boston, the National
	of Great-West Financial,	Innovation Initiative, the Massachusetts General
	a financial services	Hospital President’s Council, and the Council on
	company that provides	Competitiveness, and he is a former President of the
	retirement savings plans,	Commercial Club of Boston. Prior to 2008, he
	life insurance, and	served as a Director of FMR Corporation, Fidelity
	annuity and executive	Investments Insurance Ltd., Fidelity Investments
	benefits products, and of	Canada Ltd., and Fidelity Management Trust
	Great-West Lifeco U.S.	Company and as a Trustee of the Fidelity Family of
	Inc., a holding company	Funds. Mr. Reynolds received a B.S. in Business
	that owns Putnam	Administration with a major in Finance from West
	Investments and	Virginia University.
Great-West Financial.
Member of Putnam
Investments’ and
Great-West Financial’s
Board of Directors. Prior
to joining Putnam
Investments in 2008, Mr.
Reynolds was Vice
Chairman and Chief
Operating Officer of
Fidelity Investments
from 2000 to 2007.

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1 The address of each Trustee is 100 Federal Street, Boston, MA 02110. As of December 31, 2018, there were 99 Putnam funds.


2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death or removal.

* Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

January 30, 2019	II-84

Trustee Qualifications

Each of the fund’s Trustees, with the exception of Dr. Hill and Mr. Singh, was most recently elected by shareholders of the fund during 2014, although most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, attributes and skills that it determines would benefit the Putnam funds at the time.

In recommending the election of the board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the Board, the Committee considered his or her previous service as a member of the Board of Trustees of the Putnam funds, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the Board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury -- Mr. Akhoury's experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple NYSE companies.

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

Catharine Bond Hill -- Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

January 30, 2019	II-85

Manoj P. Singh -- Mr. Singh’s experience as chief operating officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as President and Chief Executive Officer of Putnam Investments.

On March 23, 2016, Great-West Financial, a company under common control with Putnam Investments, LLC and of which Mr. Reynolds is the Chief Executive Officer, entered into a loan agreement as the lending party with Cabot Industrial Core Fund Operating Partnership, L.P (“Cabot OP”), the guarantor for a collection of six borrowing parties, each being a limited liability company wholly owned by Cabot OP. The loan is intended to provide long-term financing in the form of a 7 - year loan totaling $72.25 million to Cabot Industrial Core Fund, L.P. (the “Cabot Fund”). Cabot OP is an entity through which the Cabot Fund holds certain investments. The interest rate for the loan is 3.48%. Mr. Patterson may be deemed to have had an indirect interest in the transaction, or an indirect relationship with Great-West Financial, through his former position as an officer of Cabot OP and as the former Co-Chairman of the Investment Committee of the Cabot Fund, which approved the proposed loan on behalf of the borrowing parties. Prior to his retirement on March 15, 2017, Mr. Patterson had an 18.3% ownership interest in Cabot Properties, Inc., the highest controlling entity of Cabot OP, and was also a 14.3% partner in Cabot Properties, L.P., the asset manager of the Cabot Fund. Upon his retirement, pursuant to the terms of the governing agreements of Cabot Properties, Inc. and Cabot Properties, L.P., Mr. Patterson ceased to have any rights as a stockholder or partner, except with respect to his right to receive payment.

Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1], Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]
Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal Executive
Executive Vice President, Principal		Officer, and Compliance Liaison, The Putnam Funds.
Executive Officer, and Compliance
Liaison
Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments, Putnam
Vice President and Chief Legal		Management and Putnam Retail Management.
Officer
James F. Clark[3] (Born 1974)	Since 2016	Chief Compliance Officer, Putnam Investments and
Vice President and Chief Compliance		Putnam Management (2016 – Present).
Officer		Associate General Counsel, Putnam Investments,
Putnam Management and Putnam Retail
Management (2003-2015).
Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk, The Putnam
Vice President, Treasurer, and Clerk		Funds
Janet C. Smith (Born 1965)	Since 2007	Head of Fund Administration Services, Putnam
Vice President, Principal Financial		Investments and Putnam Management.
Officer, Principal Accounting Officer,
and Assistant Treasurer

January 30, 2019	II-86

Name, Address[1], Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]
Susan G. Malloy (Born 1957)	Since 2007	Head of Accounting, Middle Office, and Control
Vice President and Assistant		Services, Putnam Investments, and Putnam
Treasurer		Management.
Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance, Putnam
Vice President and BSA Compliance		Investments and Putnam Retail Management
Officer
Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting and
Vice President, Director of Proxy		Corporate Governance, Assistant Clerk, and
Voting and Corporate Governance,		Assistant Treasurer, The Putnam Funds.
Assistant Clerk, and Assistant
Treasurer
Denere P. Poulack[4] (Born 1968)	Since 2004	Assistant Vice President, Assistant Clerk, and
Assistant Vice President, Assistant		Assistant Treasurer, The Putnam Funds.
Clerk, and Assistant Treasurer


1 The address of each Officer is 100 Federal Street, Boston, MA 02110.


2 Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4 Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 10 of the 11 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of your fund’s investment manager or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Distributions Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review

January 30, 2019	II-87

and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ Chief Compliance Officer to receive compliance reports. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The members of the Committee include only Independent Trustees. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board has adopted a written charter for the Committee, a current copy of which is available at putnam.com/about-putnam. The Committee currently consists of Mses. Baumann (Chairperson) and Domotorffy, and Messrs. Akhoury, Patterson and Singh.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition,

January 30, 2019	II-88

the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Independent Trustees and currently consists of Dr. Joskow (Chairperson), Messrs. Leibler, Patterson and Putnam, and Ms. Baumann.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Ahamed (Chairperson), Leibler and Putnam, and Drs. Hill and Joskow.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chairperson), Ahamed and Leibler, and Drs. Hill and Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Leibler (Chairperson) and Putnam, and Ms. Baumann.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chairperson) and Baumann, Messrs. Leibler and Putnam, and Drs. Hill and Joskow. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson), Ahamed, Patterson, Reynolds and Singh.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Singh (Chairperson), Akhoury and Patterson, and Mses. Baumann and Domotorffy.

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Indemnification of Trustees

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it has been finally adjudicated that (a) they have not acted in good faith, (b) they have not acted in the reasonable belief that their actions were (i) in the best interests of the fund or (ii) at least were not opposed to the best interests of the fund, (c) in the case of a criminal proceeding, they had reasonable cause to believe the action was unlawful or (d) they were liable to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The

January 30, 2019	II-90

term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI.

General expense limitation.


For retail open-end funds except Putnam Dynamic Asset Allocation Equity Fund, Putnam Global Sector Fund, Putnam Mortgage Opportunities Fund, Putnam Retirement Income Fund Lifestyle 1, Putnam RetirementReady® Funds, and Putnam Short-Term Investment Fund. As of June 29, 2018, through the expiration of the one-year period following the effective date of the next annual update of each fund’s registration statement, Putnam Management will waive fees and/or reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract (including any applicable performance-based upward or downward adjustment to a fund’s base management fee), and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.20% of the fund’s average net assets.


For Putnam Dynamic Asset Allocation Equity Fund Only: Putnam Management has contractually agreed to waive fees and/or reimburse expenses of the fund through September 30, 2018 to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, acquired fund fees and expenses, and payments under the fund’s investor servicing contract, the fund’s investment management contract, and the fund’s distribution plans, to an annual (measured on a fiscal year basis) rate of 0.02% of the fund’s average net assets.

For all funds: In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

January 30, 2019	II-91

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on not less than 60 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

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The Sub-Adviser

The Putnam Advisory Company, LLC

If so disclosed in the fund’s prospectus, PAC, an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be, may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

PanAgora

If so disclosed in the fund’s prospectus, PanAgora, an affiliate of Putnam Management, has been retained as the sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management, by Putnam Management pursuant to a sub-advisory agreement between Putnam Management and PanAgora.

PanAgora, a Delaware corporation, is located at 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210. PanAgora was founded in 1989 and is jointly owned by Power Financial Corporation (through a series of subsidiaries, including Great West Lifeco Inc. and Putnam Investments, LLC), Nippon Life Insurance (“NLI”) of Japan, and certain key employees.

Under certain terms of the sub-advisory agreement, PanAgora, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PanAgora from time to time by Putnam Management, and makes investment decisions on behalf of such portion of the fund, subject to the supervision of the Board of Trustees and Putnam Management.

PanAgora, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory agreement provides that PanAgora shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PanAgora.

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The sub-advisory agreement may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PanAgora or Putnam Management, on not more than 60 days’ nor less than 30 days’ written notice. The sub-advisory agreement also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory agreement provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts.

Putnam Management

Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGER(S)” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• Except as provided in Part I of this SAI, the fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

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As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub-advised by PIL will only place trades at an execution-only commission rate, whereas other Putnam accounts may pay an additional amount for research and other products and services (a “bundled” or “full service” rate). Putnam Management may aggregate trades in PIL accounts with other Putnam accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non-PIL accounts pay a bundled rate, the PIL and other Putnam Management accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic

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suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

Under federal securities laws, a short sale of a security by another client of Putnam Management or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

PanAgora

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include retirement plans and separately managed accounts, as well as incubated accounts. The other accounts might have similar investment objectives as the fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the fund. Because of their positions with the fund, the portfolio managers know the size, timing and possible market impact of the fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the fund, and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the fund. Notwithstanding this theoretical conflict of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the fund, such securities might not be suitable for the fund given its investment objective and related restrictions.

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “PORTFOLIO MANAGER(S)” “Other accounts managed” in Part I of the SAI.

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Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The products and services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, trading systems and other brokerage services, economic and political analysis, fundamental and macro investment research, industry and company reviews, statistical information, market data, evaluations of investments, strategies, markets and trading venues, recommendations as to the purchase and sale of investments, performance measurement services and meetings with management of current or prospective portfolio companies or with industry experts. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment/brokerage- and non-investment/brokerage-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, the price, size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, research and brokerage services provided by a broker-dealer (except that research is not a factor in selecting broker-dealers in the case of funds sub-advised by PIL), the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the benefit of any capital committed by a broker-dealer to facilitate the efficient execution of the transaction and the quality of service rendered by the broker-dealer in other transactions.

Except with respect to research services for funds sub-advised by PIL, Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as

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described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

Commencing in 2018, PIL may not obtain research using brokerage commissions paid by funds sub-advised by PIL. PIL will use only “hard dollars” (i.e. from its own resources) to acquire external research used by London-based personnel, including fixed income personnel.

The Trustees of the funds have directed Putnam Management, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses (other than funds for which PIL serves as sub-adviser) such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC, PanAgora and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”), by PanAgora (the “PanAgora Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics” and each of the Putnam Investments Code of Ethics, the PanAgora Code of Ethics and the Putnam Funds Code of Ethics, a “Code of Ethics”). Each Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics and, as applicable, the PanAgora Code of Ethics do not prohibit personnel from investing in securities that may be purchased or held by the fund. However, each Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of

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1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved each Code of Ethics and are required to approve any material changes to each Code of Ethics. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of each Code of Ethics.

Investor Servicing Agent

Putnam Investor Services, located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund.

The fee paid to Putnam Investor Services with respect to assets attributable to non-defined contribution plan accounts (which include accounts maintained directly with the fund, accounts underlying omnibus accounts maintained by financial intermediaries with the fund, accounts of Section 529 college savings plans that are allocated to the fund and accounts of certain funds that operate as funds-of-funds (other than the Putnam RetirementReady Funds) that are allocated to the fund (collectively “retail accounts”)) holding class A, class B, class C, class M, class N, class R and class Y shares, subject to certain limitations, is an annual fee that includes (1) a per account fee for each retail account of the fund that is applicable to the funds in its specified product category, and (2) a fee based on a specified rate of each fund’s average daily net assets that is based on the rate applicable to the funds in its specified product category. The fund categories used for purposes of calculating the per account fee described above are based on product type. The accounts of 529 plans and certain funds-of-funds (other than the Putnam RetirementReady Funds) are included in the determination of the number of accounts at the underlying fund level in proportion to the percentage of the investing fund’s net assets that are invested in the particular underlying fund.

For the Putnam RetirementReady Funds, the fees paid to Putnam Investor Services with respect to assets attributable to retail accounts holding class A, class B, class C, class M, class N, class R and class Y shares, are based on a specified rate of the fund’s average daily net assets attributable to such retail accounts.

The fees paid to Putnam Investor Services with respect to defined contribution plan accounts holding class A, class B, class C, class M, class N, class R and class Y shares are based on a specified rate of the average of the net assets attributable to such defined contribution plan accounts invested in a fund as of the end of the month and the end of the prior month.

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As of June 29, 2018. Putnam Investor Services has agreed, through the later of the one year period following the effective date of the next annual update of each fund’s registration statement or August 31, 2019, that the aggregate investor servicing fees for the fund’s retail and defined contribution plan accounts will not exceed an annual rate of 0.250% of the fund’s average daily net assets attributable to such accounts.

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The fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average daily net assets attributable to class R5 shares, except that an annual rate of 0.12% of each

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fund’s average daily net assets attributable to class R5 shares applies to Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust and Putnam Income Fund.

The fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average daily net assets attributable to class R6 shares.

The fee paid to Putnam Investor Services with respect to class I, class G and class P shares is based on an annual rate of 0.01% of each fund’s average daily net assets attributable to class I shares, class G and class P shares, respectively.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial intermediaries or other third parties may provide certain sub-accounting and similar recordkeeping services for their customers’ accounts.

In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of underlying accounts in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the heading “Distribution Plans – Additional Dealer Payments.”

Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian and the custodian of each Subsidiary. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the Independent Trustees, and is located at Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 under the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for

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Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern Time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

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The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

“Retail money market funds” and “government money market funds” each as defined by Rule 2a-7 under the 1940 Act generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a retail money market fund and government money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m. Eastern Time for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through an employer-sponsored retirement plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details. A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

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The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Redemption orders for class B shares placed after March 31, 2017 are not eligible for the reinstatement privilege.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

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Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Government Money Market Fund, Putnam Money Market Fund or Putnam Short Duration Income Fund into another Putnam fund may be subject to an initial sales charge. Class A shares of a Putnam fund may be exchanged for class N shares of other Putnam funds, if available. Class N shares of a Putnam fund may be exchanged for class A shares of other Putnam funds, if available.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class N, class R5, class R6 or class Y shares may exchange their class A shares for class N, class R5, class R6 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC, in the case of class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

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Class C shareholders who are eligible to purchase class A shares without a sales charge because the shareholders are (i) clients of broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) clients of broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund ‘supermarket’ or retail self-directed brokerage account (with or without the imposition of a transaction fee) may exchange their class C shares for class A shares of the same fund, provided that (i) the class C shares are no longer subject to a CDSC and (ii) class A shares of such fund are offered to residents of the shareholder’s state.

Class C shareholders who are eligible to purchase class Y shares may exchange their class C shares for class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC, or class Y shares of such fund are offered to residents of the shareholder’s state.

Class M shareholders who are eligible to purchase class Y shares may exchange their class M shares for class Y shares of the same fund, provided that class Y shares of such fund are offered to residents of the shareholder’s state and, if applicable, the shares are available through the relevant retirement plan.

Class N shareholders who are eligible to purchase class A shares may exchange their class N shares for class A shares of the same fund, provided that class A shares of such fund are offered to residents of the shareholder’s state, the class N shares are no longer subject to a CDSC, and, if applicable, the class A shares are available through the relevant retirement plan.

Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R5shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R6, or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan, advisory program or platform.

Class Y shareholders who are eligible to purchase class A, class C, class N, class R5 or class R6 shares may exchange their class Y shares for class A, class C, class N, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, in the case of class R5 shares, the shares are available through the relevant retirement plan and, in the case of class R6 shares, the shares are available through the relevant retirement plan, advisory program or platform. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A shares, class C shares or class N shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss. Shareholders should be aware that (i) the same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations

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made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its goal(s) and policies, and shareholders should obtain a prospectus and consider these goal(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

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Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including SIMPLE IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, plan administration arrangements are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. To the extent consistent with applicable laws and regulations, the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

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POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Government Money Market Fund and Putnam Short Duration Income Fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, above a specified dollar amount within a specified period of time. Generally, if an investor has been identified as having completed two “round trip” transactions with values of at least $25,000 within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. In addition, these policies do not apply to the sharing of fund portfolio holdings information with Putnam Investment personnel involved in the management of other Putnam funds that invest in such fund. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). In addition, money market funds file monthly reports of portfolio holdings on form N-MFP (with respect to the prior month). Shareholders may obtain the Form N-CSR, N-MFP and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Form N-CSR and N-Q filings are available upon filing and form N-MFP filings are available 60 days after each calendar month end. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

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For Putnam Money Market Fund and Putnam Government Money Market Fund, the following information is publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Monthly	5 business days after the end of
each month.

For Putnam Mortgage Opportunities Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments institutional website, www.putnam.com/institutional, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Monthly	Approximately 30 days after
the end of each month.

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after
other portfolio statistics		the end of each month.

For Putnam Short Duration Income Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Monthly	On or after 5 business days after
the end of each month.

For Putnam Short Duration Bond Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table:

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Monthly	Approximately 30 days after the
end of each month
Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information(1)	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter
Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics(2)		end of each month

(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web, except to the extent required by applicable regulations. Full portfolio holdings for the Putnam RetirementReady® Funds, Retirement Income Fund Lifestyle 1, and Putnam Global Sector Fund, which invest solely in other Putnam funds, are posted on

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www.putnam.com/individual approximately 15 days after the end of each month. Please see these funds’ prospectuses for their target allocations.

(2) Not provided for Putnam PanAgora Managed Futures Strategy, Putnam PanAgora Market Neutral Fund, and Putnam PanAgora Risk Parity Fund.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians (including one or more sub-custodians for each non-U.S. market in which the fund purchases securities), accounting providers (State Street Bank and Trust Company, SS&C Advent and BNY Mellon), pricing services (including IDC, Reuters, Markit, Statpro, Standard & Poors, Bloomberg, ICE ClearCredit, LCH Swapclear, PriceServ and CME Group), independent registered public accounting firm (KPMG LLP or PricewaterhouseCoopers LLP), legal counsel (Ropes & Gray LLP and, for funds sold in Japan, Mori Hamada & Matsumoto), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), proxy voting service (Glass, Lewis & Co), compliance limit monitoring (Consensys Limited) and securities lending agent (Goldman Sachs Bank USA). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations and other providers of industry data, such as Lipper Inc., Morningstar Inc., Bloomberg and Thomson Reuters, in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research or trading analytics. Such recipients of portfolio holdings include Barclays, Factset, ITG, Trade Infomatics, ConsenSys, ENSO Financial Analytics, Bloomberg and Credit Suisse. Any such rating, ranking, or consulting or other firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund. Such firms may receive portfolio holdings information only from certain funds (such as equity funds or fixed income funds)

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and such information may be provided in greater or lesser detail depending on the nature of the services provided by the relevant firm.

INFORMATION SECURITY RISKS

Cyber security risk. With the increased use of interconnected technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the fund and its service providers may be prone to operational, information security and related risks resulting from third-party cyber-attacks and/or other technological malfunctions. Cyber-attacks may include stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security or technology breakdowns of, the fund or its adviser, custodian, transfer agent, or other affiliated or third-party service providers may adversely affect the fund and its shareholders. For example, cyber-attacks may interfere with the processing of shareholder transactions, impact the fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject the fund or others to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Similar types of cyber security risks also are present for issuers of securities in which the fund invests, which could result in material adverse consequences for such issuers, and may cause the fund’s investment in such securities to lose value. The fund and Putnam Investments may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the fund’s third-party service providers. While Putnam has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

PROXY VOTING GUIDELINES AND PROCEDURES

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The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

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SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. Below are descriptions of ratings, as provided by the rating agencies, which represent opinions as to the quality of various debt instruments.

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Moody’s Investors Service, Inc.

Global Long-Term Rating Scale (original maturity of 1 year or more)

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale (original maturity of 13 months or less)

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Obligation Ratings

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MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

Long-Term Issue Credit Ratings (original maturity of one year or more)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings (original maturity of 365 days or less)

A-1 – A short-term obligation rated’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

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C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings (original maturity of 3 years or less)

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

Fitch Ratings

Long-Term Rating Scales

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

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C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Rating (IDR) category, or to Long-Term IDR categories below ‘B’.

Short-Term Ratings

F1 – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

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F3 – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis. In addition, in interpreting the funds’ proxy voting guidelines, the Trustees of The Putnam Funds are mindful of emerging best practices in the areas of corporate governance, environmental stewardship and sustainability, and social responsibility. Recognizing that these matters may, in some instances, bear on investment performance, they may from time to time be considerations in the funds’ voting decisions.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of The Putnam Funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their

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securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS1

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably

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1 The guidelines in this section apply to proposals at U.S. companies. Please refer to Section III, Voting Shares of Non-U.S. Issuers, for additional guidelines applicable to proposals at non-U.S. companies.

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excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

► The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board),

• who serves as an executive officer of any company (“home company”) while serving on more than two other public company boards (votes for the nominee withheld at each company where the funds are shareholders; in addition, if the funds are shareholders of the executive’s home company, the funds will withhold votes from members of the home company’s governance committee), or

• who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

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Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Generally, the funds withhold support from directors serving on more than five unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company. The funds also withhold support from directors who serve as executive officers at a company and on the boards of more than two unaffiliated public companies (votes withheld at outside boards only). The funds may also withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board, or if a board of directors permits an executive to serve on an excessive number of public company boards. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

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Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the

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shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

► The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

► The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

• the amount per employee under the plan is unlimited, or

• the plan’s performance criteria is undisclosed, or

• the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on

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board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws –notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a

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result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals) and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these

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circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

► The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

• the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

• applicable state law does not otherwise provide shareholders with the right to call special meetings.

► The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

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• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through

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piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met.

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A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

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Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U. S. issuers except as follows:

Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

► The funds will withhold votes from the entire board of directors if

• fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

► The funds will withhold votes from the entire board of directors if

• the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

• the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

► For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

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Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

► The funds will withhold votes from the entire board of directors if

• fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

• the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

► The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors2 for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs.

_________________________________________
2 A co-opted director is an individual appointed to the board by incumbent directors to replace a director who was elected by directors but who leaves the board (through resignation or death) before the end of his or her term.

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The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are outside directors,

• the board has not established a nominating committee with at least half of the members being outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

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► The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

► The funds will withhold votes from the entire board of directors if

• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

• the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

• the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

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In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

► The funds will withhold votes from the entire board of directors if

• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

• the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

• the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

► The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

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► The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

► The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

► The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

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Contested Board Elections

Italy

► The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

► The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

► The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

► The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

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Taiwan

► The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

► The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

► The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

► In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

France

► The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support

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employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

► The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

► The funds will vote for proposals

January 30, 2019	II-138

• to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

• to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

► The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

► The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

► The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

► The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

► The funds will vote for proposals to approve a general mandate permitting the company to engage in non- pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

► The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

January 30, 2019	II-139

France

► The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

► The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

► The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

► The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

► The funds will vote for proposals permitting companies to issue regulatory reports in English.

► The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

► The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

January 30, 2019	II-140

France

► The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

► If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board’s governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company’s accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

► The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

January 30, 2019	II-141

► The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

► The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted January 26, 2018

Proxy voting procedures of The Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process works when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of The Putnam Funds exercise control of voting proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are

January 30, 2019	II-142

processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director deals directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, solicits voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting, typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

The Proxy Voting Director is also responsible for ensuring that the funds file the required annual reports of their proxy voting records with the Securities and Exchange Commission. The Proxy Voting Director coordinates with the funds’ proxy voting service to prepare and file on Form N-PX, by August 31 of each year, the funds’ proxy voting record for the most recent twelve-month period ended June 30. In addition, the Proxy Voting Director is responsible for coordinating with Putnam Management to arrange for the funds’ proxy voting record for the most recent twelve-month period ended June 30 to be available on the funds’ website.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations (i.e., the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company) and is referred to Putnam Management’s investment professionals for a voting recommendation as described below, the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the

January 30, 2019	II-143

Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

The Proxy Voting Director will refer proxy questions that involve investment considerations, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. These referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items. In connection with each item referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of the review. After receiving a referral item from the Proxy Voting Director, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. The recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report. An exception to this referral process is that the Proxy Voting Director will not refer proxy questions in respect of portfolio securities that are held only in funds sub-advised by PanAgora Asset Management, Inc.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management or a significant personal investment in the company) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and may be asked to remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that: (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s

January 30, 2019	II-144

recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009, January 24, 2014 and June 23, 2017.

January 30, 2019	II-145

Appendix B

January 30, 2019	II-146

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Growth Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Growth Fund 23

The fund’s portfolio 9/30/18

COMMON STOCKS (68.0%)*	Shares	Value
Banking (5.4%)
ABN AMRO Group NV GDR (Netherlands)	162,488	$4,424,001
Abu Dhabi Commercial Bank PJSC (United Arab Emirates) †	728,054	1,571,867
Bank of Montreal (Canada)	7,965	656,982
BB&T Corp.	761	36,939
Canadian Imperial Bank of Commerce (Canada)	6,575	616,090
Capital One Financial Corp.	72,700	6,901,411
China Construction Bank Corp. (China)	2,961,000	2,587,166
Citigroup, Inc.	432,100	30,998,854
Credicorp, Ltd. (Peru)	6,639	1,481,028
DNB ASA (Norway)	196,007	4,124,245
Fifth Third Bancorp	204,300	5,704,056
First Abu Dhabi Bank PJSC (United Arab Emirates)	232,119	903,703
First Hawaiian, Inc.	35,800	972,328
Gentera SAB de CV (Mexico)	1,827,800	1,848,897
Grupo Financiero Banorte SAB de CV (Mexico)	223,400	1,616,111
Hang Seng Bank, Ltd. (Hong Kong)	140,300	3,810,226
HDFC Bank, Ltd. (India)	61,777	1,709,584
HSBC Holdings PLC (United Kingdom)	97,107	847,761
Itau Unibanco Holding SA ADR (Preference) (Brazil) †	233,193	2,560,459
Japan Post Bank Co., Ltd. (Japan)	38,200	451,528
JPMorgan Chase & Co.	371,819	41,956,056
Lloyds Banking Group PLC (United Kingdom)	1,292,942	998,830
Mediobanca Banca di Credito Finanziario SpA (Italy)	42,987	429,426
Mizuho Financial Group, Inc. (Japan)	2,853,400	4,977,503
National Bank of Canada (Canada)	11,178	558,273
Northern Trust Corp.	24,600	2,512,398
PNC Financial Services Group, Inc. (The)	5,672	772,470
Popular, Inc. (Puerto Rico)	17,400	891,750
Regions Financial Corp.	426,900	7,833,615
Resona Holdings, Inc. (Japan)	758,100	4,258,891
Sberbank of Russia PJSC ADR (Russia)	80,514	1,020,918
Sumitomo Mitsui Financial Group, Inc. (Japan)	136,300	5,501,424
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	33,900	1,395,145
SunTrust Banks, Inc.	4,600	307,234
Swedbank AB Class A (Sweden)	172,717	4,281,292
Synovus Financial Corp.	24,200	1,108,118
Toronto-Dominion Bank (Canada)	7,524	457,213
U.S. Bancorp	151,938	8,023,846
United Overseas Bank, Ltd. (Singapore)	121,000	2,396,898
		163,504,536
Basic materials (3.1%)
Air Products & Chemicals, Inc.	27,900	4,660,695
Anglo American PLC (United Kingdom)	176,971	3,974,342
ArcelorMittal SA (France)	154,015	4,792,354
Arkema SA (France)	21,770	2,696,957
BASF SE (Germany)	50,820	4,516,801
BHP Billiton, Ltd. (Australia)	67,804	1,697,289
BlueScope Steel, Ltd. (Australia)	295,196	3,623,233

24 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.0%)* cont.	Shares	Value
Basic materials cont.
Boliden AB (Sweden)	36,744	$1,024,916
Cabot Corp.	17,300	1,085,056
Celanese Corp.	28,300	3,226,200
China National Building Material Co., Ltd. (China)	782,000	694,259
China Oriental Group Co., Ltd. (China)	990,000	799,249
China State Construction International Holdings, Ltd. (China)	1,406,000	1,485,322
CIMIC Group, Ltd. (Australia)	26,927	999,680
Covestro AG (Germany)	55,875	4,532,076
CTCI Corp. (Taiwan)	887,000	1,426,381
Domtar Corp.	25,400	1,325,118
Evonik Industries AG (Germany)	76,668	2,746,126
Formosa Plastics Corp. (Taiwan)	357,000	1,367,995
HOCHTIEF AG (Germany)	4,418	732,496
Huntsman Corp.	138,600	3,774,078
Indorama Ventures PCL (Foreign depositary shares) (Thailand)	963,800	1,758,324
Mexichem SAB de CV (Mexico)	370,000	1,266,747
Mitsubishi Chemical Holdings Corp. (Japan)	242,800	2,323,931
Mitsubishi Gas Chemical Co., Inc. (Japan)	44,400	945,288
Newmont Mining Corp.	122,500	3,699,500
Packaging Corp. of America	37,200	4,080,468
PETRONAS Chemicals Group (PCG) Bhd (Malaysia)	678,300	1,534,104
Rio Tinto PLC (United Kingdom)	123,741	6,257,822
Royal Gold, Inc.	12,100	932,426
Sasol, Ltd. (South Africa)	62,899	2,435,364
Sealed Air Corp.	22,100	887,315
Sherwin-Williams Co. (The)	696	316,826
Skipper, Ltd. (India)	425,342	582,652
South32, Ltd. (Australia)	137,147	388,616
Suzano Papel e Celulose SA (Brazil)	78,181	930,765
Taisei Corp. (Japan)	58,500	2,667,048
Univar, Inc. †	25,100	769,566
UPM-Kymmene OYJ (Finland)	67,170	2,635,986
Vale SA ADR (Brazil)	130,708	1,939,707
W.R. Grace & Co.	31,700	2,265,282
West China Cement, Ltd. (China)	3,486,000	654,598
Weyerhaeuser Co. R	116,100	3,746,547
		94,199,505
Capital goods (4.9%)
ACS Actividades de Construccion y Servicios SA (Spain)	79,554	3,387,993
AECOM †	31,800	1,038,588
Allison Transmission Holdings, Inc.	85,500	4,446,855
Avery Dennison Corp.	32,900	3,564,715
BAE Systems PLC (United Kingdom)	67,511	554,185
Berry Plastics Group, Inc. †	57,592	2,786,877
Boeing Co. (The)	84,200	31,313,980
BWX Technologies, Inc.	30,800	1,926,232
CAE, Inc. (Canada)	4,495	91,247
Clean TeQ Holdings, Ltd. (Australia) †	2,683,001	1,056,977
Crown Holdings, Inc. †	8,219	394,512

Dynamic Asset Allocation Growth Fund 25

COMMON STOCKS (68.0%)* cont.	Shares	Value
Capital goods cont.
Cummins, Inc.	52,000	$7,595,640
Dassault Aviation SA (France)	310	573,721
Faurecia SA (France)	60,193	3,622,948
Gardner Denver Holdings, Inc. †	34,700	983,398
General Dynamics Corp.	2,343	479,659
HD Supply Holdings, Inc. †	35,500	1,519,045
Hitachi, Ltd. (Japan)	147,400	5,007,604
Honeywell International, Inc.	74,723	12,433,907
Huntington Ingalls Industries, Inc.	342	87,579
Ingersoll-Rand PLC	70,100	7,171,230
KEI Industries, Ltd. (India)	221,534	1,097,127
L3 Technologies, Inc.	5,086	1,081,386
Lockheed Martin Corp.	25,300	8,752,788
MAN SE (Germany)	4,476	486,686
Northrop Grumman Corp.	39,874	12,654,811
Pentair PLC	52,200	2,262,870
Raytheon Co.	39,685	8,201,302
Republic Services, Inc.	36,500	2,652,090
Safran SA (France)	2,324	325,683
Sandvik AB (Sweden)	264,925	4,702,379
Singapore Technologies Engineering, Ltd. (Singapore)	202,200	526,559
SKF AB Class B (Sweden)	103,875	2,049,472
Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	221,000	1,614,090
Teledyne Technologies, Inc. †	3,900	962,052
Tervita Corp. (Canada) †	179	1,235
Vinci SA (France)	41,547	3,956,494
WABCO Holdings, Inc. †	12,200	1,438,868
Waste Management, Inc.	65,700	5,936,652
		148,739,436
Communication services (1.8%)
Advanced Info Service PCL (Thailand)	213,200	1,325,083
ARRIS International PLC †	38,033	988,478
AT&T, Inc.	13,446	451,517
BT Group PLC (United Kingdom)	143,314	420,850
China Mobile, Ltd. (China)	224,500	2,212,494
KDDI Corp. (Japan)	196,900	5,439,791
Megacable Holdings SAB de CV (Units) (Mexico)	325,654	1,679,431
Millicom International Cellular SA SDR (Sweden)	2,643	151,816
Nippon Telegraph & Telephone Corp. (Japan)	104,600	4,724,583
NTT DoCoMo, Inc. (Japan)	122,800	3,301,831
Swisscom AG (Switzerland)	3,249	1,474,531
Verizon Communications, Inc.	588,910	31,441,905
Zayo Group Holdings, Inc. †	4,465	155,025
		53,767,335
Communications equipment (1.1%)
Avaya Holdings Corp. †	10,971	242,898
Cisco Systems, Inc.	671,465	32,666,772
Harris Corp.	2,642	447,053
		33,356,723

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.0%)* cont.	Shares	Value
Computers (2.6%)
Amadeus IT Holding SA Class A (Spain)	54,126	$5,028,698
Apple, Inc.	153,286	34,602,781
CDK Global, Inc.	3,100	193,936
CGI Group, Inc. Class A (Canada) †	988	63,702
Check Point Software Technologies, Ltd. (Israel) †	12,362	1,454,637
Douzone Bizon Co., Ltd. (South Korea)	16,851	928,191
Fortinet, Inc. †	90,700	8,368,889
Fujitsu, Ltd. (Japan)	1,900	135,385
HP, Inc.	319,556	8,234,958
MSCI, Inc.	15,800	2,803,078
NetApp, Inc.	116,296	9,988,663
Nuance Communications, Inc. †	120,000	2,078,400
Otsuka Corp. (Japan)	11,000	410,491
Synopsys, Inc. †	37,918	3,739,094
		78,030,903
Conglomerates (0.4%)
AMETEK, Inc.	42,000	3,323,040
Danaher Corp.	8,598	934,259
Marubeni Corp. (Japan)	448,500	4,105,263
Mitsui & Co., Ltd. (Japan)	232,400	4,132,760
		12,495,322
Consumer cyclicals (9.4%)
ABC-Mart, Inc. (Japan)	22,100	1,229,291
Amazon.com, Inc. †	12,767	25,572,301
Aramark	1,300	55,926
Aristocrat Leisure, Ltd. (Australia)	33,638	691,525
Automatic Data Processing, Inc.	56,200	8,467,092
Berkeley Group Holdings PLC (The) (United Kingdom)	17,272	828,229
Booking Holdings, Inc. †	118	234,112
Booz Allen Hamilton Holding Corp.	49,500	2,456,685
Brilliance China Automotive Holdings, Ltd. (China)	1,148,000	1,856,544
Caesars Entertainment Corp. †	5,084	52,111
Carnival Corp.	108,900	6,944,553
Crown, Ltd. (Australia)	143,179	1,416,873
Dai Nippon Printing Co., Ltd. (Japan)	23,300	541,794
Daimler AG (Registered Shares) (Germany)	4,205	265,349
Dollar General Corp.	32,100	3,508,530
Dollar Tree, Inc. †	25,100	2,046,905
Ecolab, Inc.	1,200	188,136
Erajaya Swasembada Tbk PT (Indonesia)	4,886,400	786,992
Extended Stay America, Inc. (Units)	83,700	1,693,251
Fiat Chrysler Automobiles NV (Italy) †	162,297	2,853,660
FleetCor Technologies, Inc. †	21,200	4,830,208
Ford Motor Co.	897,007	8,297,315
Fu Shou Yuan International Group, Ltd. (China)	831,000	648,593
Galaxy Entertainment Group, Ltd. (Hong Kong)	559,000	3,545,364
HC Brillant Services GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	2	2
Hermes International (France)	7,879	5,219,801

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (68.0%)* cont.	Shares	Value
Consumer cyclicals cont.
Hilton Worldwide Holdings, Inc.	69,000	$5,573,820
Home Depot, Inc. (The)	140,081	29,017,779
Hyatt Hotels Corp. Class A	23,968	1,907,613
InterContinental Hotels Group PLC (United Kingdom)	2,079	129,527
ISS A/S (Denmark)	3,164	111,330
JNBY Design, Ltd. (China)	637,000	1,129,428
John Wiley & Sons, Inc. Class A	626	37,936
KAR Auction Services, Inc.	42,500	2,536,825
Kering SA (France)	2,592	1,389,460
Kimberly-Clark Corp.	5,709	648,771
Kingfisher PLC (United Kingdom)	105,138	353,555
Las Vegas Sands Corp.	83,300	4,942,189
Liberty SiriusXM Group Class A †	27,000	1,172,880
Localiza Rent a Car SA (Brazil)	213,589	1,203,192
Lowe’s Cos., Inc.	7,856	902,026
lululemon athletica, Inc. (Canada) †	56,700	9,213,183
Madison Square Garden Co. (The) Class A †	5,500	1,734,260
Marriott International, Inc./MD Class A	300	39,609
Mastercard, Inc. Class A	22,800	5,075,508
Mazda Motor Corp. (Japan)	37,300	447,784
MGM China Holdings, Ltd. (Hong Kong)	829,200	1,313,442
Michael Kors Holdings, Ltd. †	92,789	6,361,614
Moncler SpA (Italy)	56,857	2,449,114
Namco Bandai Holdings, Inc. (Japan)	15,500	602,293
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/12/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
News Corp. Class A	94,696	1,249,040
Next PLC (United Kingdom)	6,340	454,000
Nissan Motor Co., Ltd. (Japan)	54,200	507,320
Owens Corning	54,800	2,973,996
Pearson PLC (United Kingdom)	191,610	2,222,726
Peugeot SA (France)	157,348	4,243,865
Poya International Co., Ltd. (Taiwan)	101,820	927,061
ProSiebenSat.1 Media SE (Germany)	97,362	2,528,754
PVH Corp.	48,883	7,058,705
Ralph Lauren Corp.	11,700	1,609,335
Randstad Holding NV (Netherlands)	21,186	1,131,017
Ross Stores, Inc.	104,998	10,405,302
Royal Caribbean Cruises, Ltd.	60,100	7,809,394
RTL Group SA (Belgium)	12,694	905,673
Scotts Miracle-Gro Co. (The) Class A	800	62,984
Secom Co., Ltd. (Japan)	1,700	138,579
ServiceMaster Global Holdings, Inc. †	28,100	1,743,043
Signet Jewelers, Ltd. S	39,900	2,630,607
Sony Corp. (Japan)	72,000	4,414,293
Suzuki Motor Corp. (Japan)	11,746	672,795
Tapestry, Inc.	14,900	749,023
Taylor Wimpey PLC (United Kingdom)	1,719,527	3,850,437

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.0%)* cont.	Shares	Value
Consumer cyclicals cont.
Tiffany & Co.	56,500	$7,286,805
TJX Cos., Inc. (The)	8,705	975,134
Toll Brothers, Inc.	81,900	2,705,157
Total System Services, Inc.	39,700	3,919,978
Toyota Motor Corp. (Japan)	126,800	7,918,025
TUI AG (Germany)	176,706	3,392,594
Twenty-First Century Fox, Inc.	73,400	3,363,188
VF Corp.	61,100	5,709,795
Visteon Corp. †	18,100	1,681,490
Volvo AB (Sweden)	259,827	4,592,887
Wal-Mart de Mexico SAB de CV (Mexico)	435,259	1,320,383
Walt Disney Co. (The)	122,018	14,268,785
Wolters Kluwer NV (Netherlands)	12,108	754,633
Worldpay, Inc. Class A †	3,913	396,270
Wyndham Destinations, Inc.	100,300	4,349,008
Yamada Denki Co., Ltd. (Japan)	12,200	61,741
		283,508,104
Consumer finance (0.4%)
American Express Co.	8,640	920,074
Chailease Holding Co., Ltd. (Taiwan)	413,800	1,450,123
Discover Financial Services	78,900	6,031,905
Housing Development Finance Corp., Ltd. (HDFC) (India)	93,333	2,258,970
		10,661,072
Consumer staples (5.3%)
Altria Group, Inc.	3,496	210,844
Ashtead Group PLC (United Kingdom)	59,719	1,896,906
Associated British Foods PLC (United Kingdom)	74,831	2,233,546
Bright Horizons Family Solutions, Inc. †	258	30,403
Cafe24 Corp. (South Korea) †	7,830	1,056,000
Carlsberg A/S Class B (Denmark)	4,457	534,599
Coca-Cola Amatil, Ltd. (Australia)	235,389	1,660,673
Coca-Cola Co. (The)	342,900	15,838,551
Coca-Cola European Partners PLC (United Kingdom)	6,694	304,376
ConAgra Foods, Inc.	113,600	3,858,992
Constellation Brands, Inc. Class A	3,710	799,950
Dino Polska SA (Poland) †	49,684	1,342,228
Estee Lauder Cos., Inc. (The) Class A	52,400	7,614,768
Global Fashion Group SA (acquired 8/2/13, cost $43,833) (Private)
(Luxembourg) † ∆∆ F	1,036	9,671
Grape King Bio, Ltd. (Taiwan)	181,000	1,271,559
Gruma SAB de CV Class B (Mexico)	175,365	2,229,405
Henkel AG & Co. KGaA (Preference) (Germany)	4,490	526,785
Hershey Co. (The)	51,154	5,217,708
Imperial Brands PLC (United Kingdom)	154,064	5,363,557
Ingredion, Inc.	19,593	2,056,481
ITOCHU Corp. (Japan)	257,100	4,706,636
J Sainsbury PLC (United Kingdom)	881,123	3,695,731
Japan Tobacco, Inc. (Japan)	19,800	516,870
Kao Corp. (Japan)	23,400	1,889,382

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (68.0%)* cont.	Shares	Value
Consumer staples cont.
Keurig Dr Pepper, Inc.	26,400	$611,688
Kirin Holdings Co., Ltd. (Japan)	37,600	963,330
Koninklijke Ahold Delhaize NV (Netherlands)	193,717	4,442,075
L’Oreal SA (France)	12,688	3,059,714
LG Household & Health Care, Ltd. (South Korea)	1,013	1,165,281
Liberty Expedia Holdings, Inc. Class A †	861	40,501
LKQ Corp. †	67,900	2,150,393
ManpowerGroup, Inc.	27,000	2,320,920
Marine Harvest ASA (Norway)	81,537	1,888,963
McDonald’s Corp.	5,701	953,720
Molson Coors Brewing Co. Class B	63,100	3,880,650
Mondelez International, Inc. Class A	250,200	10,748,592
Monster Beverage Corp. †	6,048	352,477
Natura Cosmeticos SA (Brazil)	138,244	971,479
Nestle SA (Switzerland)	40,383	3,366,759
New Oriental Education & Technology Group, Inc. ADR (China)	15,022	1,111,778
PepsiCo, Inc.	174,567	19,516,591
Pinnacle Foods, Inc.	40,213	2,606,205
Pola Orbis Holdings, Inc. (Japan)	40,000	1,461,010
Procter & Gamble Co. (The)	54,333	4,522,136
Swedish Match AB (Sweden)	61,583	3,152,808
Sysco Corp.	132,642	9,716,027
TCI Co., Ltd. (Taiwan)	52,000	836,210
Unicharm Corp. (Japan)	3,800	125,686
US Foods Holding Corp. †	7,845	241,783
Walgreens Boots Alliance, Inc.	143,900	10,490,310
WH Group, Ltd. (Hong Kong)	1,393,000	980,466
WM Morrison Supermarkets PLC (United Kingdom)	204,881	692,707
Woolworths Group, Ltd. (Australia)	195,279	3,963,700
		161,199,580
Electronics (2.4%)
Agilent Technologies, Inc.	105,200	7,420,808
Brother Industries, Ltd. (Japan)	29,300	578,676
Corning, Inc.	3,164	111,689
Elite Material Co., Ltd. (Taiwan)	217,000	611,208
Hoya Corp. (Japan)	79,500	4,722,980
Jabil, Inc.	37,800	1,023,624
Keysight Technologies, Inc. †	38,500	2,551,780
MediaTek, Inc. (Taiwan)	290,000	2,341,237
nVent Electric PLC (United Kingdom)	45,300	1,230,348
NVIDIA Corp.	108,600	30,518,772
NXP Semiconductors NV †	239	20,435
Rockwell Automation, Inc.	30,300	5,681,856
Samsung Electronics Co., Ltd. (South Korea)	164,312	6,880,588
Samsung Electronics Co., Ltd. (Preference) (South Korea)	46,297	1,579,753
Texas Instruments, Inc.	61,819	6,632,561
		71,906,315

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.0%)* cont.	Shares	Value
Energy (3.9%)
Canvest Environmental Protection Group Co., Ltd. (China) S	3,131,000	$1,627,823
China Everbright Greentech, Ltd. (China)	1,014,000	865,255
CNOOC, Ltd. (China)	1,505,000	2,979,874
ConocoPhillips	201,100	15,565,140
Equinor ASA (Norway)	181,370	5,114,350
Exxon Mobil Corp.	9,704	825,034
Geopark, Ltd. (Colombia) †	75,020	1,530,408
Halcon Resources Corp. † S	8,621	38,536
Halliburton Co.	250,100	10,136,553
Hilong Holding, Ltd. (China)	4,896,000	681,707
Lukoil PJSC ADR (Russia)	47,040	3,607,968
Marathon Petroleum Corp.	7,373	589,619
Motor Oil (Hellas) Corinth Refineries SA (Greece)	59,632	1,557,805
MWO Holdings, LLC (Units) F	89	7,209
Nine Point Energy F	1,624	23,451
Occidental Petroleum Corp.	170,616	14,019,517
OMV AG (Austria)	36,540	2,052,935
ONEOK, Inc.	58,600	3,972,494
PBF Energy, Inc. Class A	73,400	3,663,394
Petroleo Brasileiro SA — Petrobras ADR (Brazil)	105,800	1,277,006
Phillips 66	2,222	250,464
Repsol SA (Spain)	255,713	5,096,214
Royal Dutch Shell PLC Class A (United Kingdom)	10,789	370,755
Royal Dutch Shell PLC Class B (United Kingdom)	112,924	3,957,809
SandRidge Energy, Inc. †	3,783	41,121
TOTAL SA (France)	142,370	9,230,282
Valero Energy Corp.	164,221	18,680,139
Williams Cos., Inc. (The)	285,800	7,770,902
Woodside Petroleum, Ltd. (Australia)	24,224	675,548
		116,209,312
Financial (1.3%)
3i Group PLC (United Kingdom)	205,494	2,520,919
Ally Financial, Inc.	140,200	3,708,290
Assurant, Inc.	25,300	2,731,135
Bank of Nova Scotia (The) (Canada)	10,882	648,632
BGC Partners, Inc. Class A	96,100	1,135,902
Broadridge Financial Solutions, Inc.	26,400	3,483,480
CIT Group, Inc.	74,300	3,834,623
CME Group, Inc.	2,170	369,356
CoreLogic, Inc. †	17,337	856,621
CTBC Financial Holding Co., Ltd. (Taiwan)	1,477,000	1,112,599
Deutsche Boerse AG (Germany)	5,991	802,705
Edelweiss Financial Services, Ltd. (India)	271,202	708,964
Eurazeo SA (France)	5,573	439,026
Hana Financial Group, Inc. (South Korea)	42,333	1,700,189
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	29,900	855,557
Intercontinental Exchange, Inc.	850	63,657
Larsen & Toubro Infotech, Ltd. (India)	54,844	1,450,351
London Stock Exchange Group PLC (United Kingdom)	18,478	1,104,503

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (68.0%)* cont.	Shares	Value
Financial cont.
Macquarie Group, Ltd. (Australia)	52,196	$4,755,473
ORIX Corp. (Japan)	282,500	4,579,872
Santander Consumer USA Holdings, Inc.	73,500	1,472,940
		38,334,794
Government (—%)
Poste Italiane SpA (Italy)	9,937	79,400
		79,400
Health care (8.4%)
AbbVie, Inc.	72,243	6,832,743
ABIOMED, Inc. †	18,600	8,365,350
Akorn, Inc. †	4,736	61,473
Alfresa Holdings Corp. (Japan)	57,500	1,538,462
Allergan PLC	11,865	2,260,045
Amgen, Inc.	59,908	12,418,329
Anthem, Inc.	55,779	15,286,235
Astellas Pharma, Inc. (Japan)	318,700	5,559,439
Aurobindo Pharma, Ltd. (India)	85,595	879,034
Bangkok Chain Hospital PCL (Thailand)	1,554,200	999,609
Baxter International, Inc.	104,384	8,046,963
Biogen, Inc. †	12,472	4,406,482
Boston Scientific Corp. †	206,188	7,938,238
Bristol-Myers Squibb Co.	199,922	12,411,158
Celgene Corp. †	36,859	3,298,512
Centene Corp. †	41,500	6,008,370
Charles River Laboratories International, Inc. †	17,600	2,367,904
China Traditional Chinese Medicine Holdings Co., Ltd. (China)	1,930,000	1,311,592
Cigna Corp.	49,800	10,370,850
Coloplast A/S Class B (Denmark)	2,623	268,226
Concordia International Corp. (Canada) †	646	13,009
Dentsply Sirona, Inc.	93,300	3,521,142
Eli Lilly & Co.	127,229	13,652,944
Fleury SA (Brazil)	150,306	792,739
Fresenius Medical Care AG & Co., KGaA (Germany)	44,301	4,556,174
Gilead Sciences, Inc.	90,454	6,983,953
GlaxoSmithKline PLC (United Kingdom)	370,956	7,430,492
Hill-Rom Holdings, Inc.	10,300	972,320
Humana, Inc.	31,207	10,564,194
Intuitive Surgical, Inc. †	98	56,252
Ipsen SA (France)	7,890	1,326,468
Johnson & Johnson	130,758	18,066,833
Koninklijke Philips NV (Netherlands)	7,971	363,109
McKesson Corp.	56,100	7,441,665
Medipal Holdings Corp. (Japan)	74,700	1,558,825
Merck & Co., Inc.	200,558	14,227,585
Mettler-Toledo International, Inc. †	66	40,193
Mitsubishi Tanabe Pharma Corp. (Japan)	24,400	408,027
Novartis AG (Switzerland)	106,083	9,123,095
PerkinElmer, Inc.	876	85,209
Pfizer, Inc.	189,447	8,348,929

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.0%)* cont.	Shares	Value
Health care cont.
Roche Holding AG (Switzerland)	39,003	$9,448,710
Shionogi & Co., Ltd. (Japan)	65,900	4,305,946
Siemens Healthineers AG (Germany) †	21,121	928,791
Sonic Healthcare, Ltd. (Australia)	4,807	86,556
Taisho Pharmaceutical Holdings Co., Ltd. (Japan)	1,700	207,824
Thermo Fisher Scientific, Inc.	327	79,814
UCB SA (Belgium)	34,231	3,076,179
UnitedHealth Group, Inc.	1,517	403,583
Vertex Pharmaceuticals, Inc. †	19,815	3,819,143
Waters Corp. †	5,400	1,051,272
WellCare Health Plans, Inc. †	15,400	4,935,546
Zoetis, Inc.	52,089	4,769,269
		253,274,804
Insurance (2.3%)
Aegon NV (Netherlands)	66,755	433,103
Ageas (Belgium)	9,980	536,607
AIA Group, Ltd. (Hong Kong)	313,200	2,796,589
Allianz SE (Germany)	32,498	7,244,510
Allstate Corp. (The)	5,700	562,590
American Financial Group, Inc.	12,400	1,376,028
Athene Holding, Ltd. Class A †	39,200	2,025,072
Aviva PLC (United Kingdom)	730,592	4,661,283
Axis Capital Holdings, Ltd.	14,300	825,253
Berkshire Hathaway, Inc. Class B †	117	25,051
Cathay Financial Holding Co., Ltd. (Taiwan)	917,000	1,576,737
DB Insurance Co., Ltd. (South Korea)	25,712	1,687,477
Discovery, Ltd. (South Africa)	102,703	1,234,651
Hartford Financial Services Group, Inc. (The)	101,200	5,055,952
Hyundai Marine & Fire Insurance Co., Ltd. (HDMF) (South Korea)	30,369	1,148,505
Legal & General Group PLC (United Kingdom)	1,348,861	4,609,754
Lincoln National Corp.	51,900	3,511,554
Loews Corp.	80,681	4,052,607
MetLife, Inc.	142,900	6,676,288
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	9,392	2,080,050
Old Republic International Corp.	8,410	188,216
Ping An Insurance Group Co. of China, Ltd. Class H (China)	346,500	3,518,845
Principal Financial Group, Inc.	43,800	2,566,242
Prudential Financial, Inc.	78,400	7,943,488
Reinsurance Group of America, Inc.	893	129,092
RenaissanceRe Holdings, Ltd.	8,700	1,162,146
Swiss Re AG (Switzerland)	5,630	519,745
Travelers Cos., Inc. (The)	2,652	343,991
Zurich Insurance Group AG (Switzerland)	1,074	339,469
		68,830,895
Investment banking/Brokerage (1.2%)
Ameriprise Financial, Inc.	45,600	6,733,296
Daiwa Securities Group, Inc. (Japan)	95,000	577,926
E*Trade Financial Corp. †	143,700	7,528,443

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (68.0%)* cont.	Shares	Value
Investment banking/Brokerage cont.
Goldman Sachs Group, Inc. (The)	27,300	$6,121,752
Morgan Stanley	229,100	10,669,187
Partners Group Holding AG (Switzerland)	4,906	3,891,707
Schroders PLC (United Kingdom)	20,351	820,964
		36,343,275
Photography/Imaging (—%)
Sunny Optical Technology Group Co., Ltd. (China)	90,900	1,048,531
		1,048,531
Real estate (2.2%)
AGNC Investment Corp. R	51,436	958,253
American Homes 4 Rent R	77,300	1,692,097
Annaly Capital Management, Inc. R	26,988	276,087
Apartment Investment & Management Co. Class A R	33,200	1,465,116
Apple Hospitality REIT, Inc. R	55,196	965,378
Brandywine Realty Trust R	63,388	996,459
Brixmor Property Group, Inc. R	123,400	2,160,734
Camden Property Trust R	1,800	168,426
CBRE Group, Inc. Class A †	59,800	2,637,180
Cheung Kong Property Holdings, Ltd. (Hong Kong)	671,500	5,039,456
Chimera Investment Corp. R	6,867	124,499
Corporate Office Properties Trust R	2,500	74,575
Douglas Emmett, Inc. R	25,100	946,772
Duke Realty Corp. R	78,631	2,230,761
Empire State Realty Trust, Inc. Class A R	41,900	695,959
EPR Properties R	2,300	157,343
Equity Commonwealth † R	1,821	58,436
Equity Lifestyle Properties, Inc. R	12,000	1,157,400
Equity Residential Trust R	76,307	5,056,102
Gaming and Leisure Properties, Inc. R	35,900	1,265,475
HCP, Inc. R	119,300	3,139,976
Henderson Land Development Co., Ltd. (Hong Kong)	240,000	1,206,384
Highwoods Properties, Inc. R	30,016	1,418,556
Hudson Pacific Properties, Inc. R	33,534	1,097,232
Jones Lang LaSalle, Inc.	11,300	1,630,816
Kerry Properties, Ltd. (Hong Kong)	205,500	696,957
Liberty Property Trust R	32,954	1,392,307
Life Storage, Inc. R	10,300	980,148
MFA Financial, Inc. R	8,798	64,665
New Residential Investment Corp. R	80,702	1,438,110
New World Development Co., Ltd. (Hong Kong)	95,000	129,606
Nomura Real Estate Holdings, Inc. (Japan)	38,000	767,224
Outfront Media, Inc. R	34,600	690,270
Paramount Group, Inc. R	54,500	822,405
Park Hotels & Resorts, Inc. R	67,100	2,202,222
Persimmon PLC (United Kingdom)	134,462	4,144,847
Piedmont Office Realty Trust, Inc. Class A R	3,173	60,065
Rayonier, Inc. R	24,600	831,726
Scentre Group (Australia) R	293,241	841,518
Senior Housing Properties Trust R	47,200	828,832

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.0%)* cont.	Shares	Value
Real estate cont.
SL Green Realty Corp. R	30,900	$3,013,677
Spirit MTA REIT † R	1,290	14,861
Spirit Realty Capital, Inc. R	260,100	2,096,406
Starwood Property Trust, Inc. R	69,455	1,494,672
Stockland (Units) (Australia) R	92,193	276,563
Sun Communities, Inc. R	12,800	1,299,712
Sun Hung Kai Properties, Ltd. (Hong Kong)	105,000	1,529,058
Swire Properties, Ltd. (Hong Kong)	105,200	398,447
Swiss Prime Site AG (Switzerland)	2,288	195,019
Two Harbors Investment Corp. R	6,721	100,345
UDR, Inc. R	4,370	176,679
Vornado Realty Trust R	38,600	2,817,800
WP Carey, Inc. R	10,300	662,393
		66,586,006
Semiconductor (0.5%)
Applied Materials, Inc.	94,549	3,654,319
KLA-Tencor Corp.	54,500	5,543,195
Maxim Integrated Products, Inc.	4,817	271,631
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	557,350	4,791,680
		14,260,825
Software (3.1%)
Amdocs, Ltd.	43,577	2,875,210
Black Knight, Inc. †	29,300	1,522,135
CA, Inc.	76,200	3,364,230
Cadence Design Systems, Inc. †	69,000	3,127,080
F5 Networks, Inc. †	32,059	6,393,206
Intuit, Inc.	61,137	13,902,554
Microsoft Corp.	200,197	22,896,531
Nexon Co., Ltd. (Japan) †	44,400	580,303
NTT Data Corp. (Japan)	283,600	3,926,270
Oracle Corp.	396,000	20,417,760
Red Hat, Inc. †	52,295	7,126,763
Tencent Holdings, Ltd. (China)	154,000	6,358,019
		92,490,061
Technology services (4.7%)
Alibaba Group Holding, Ltd. ADR (China) † S	48,023	7,912,269
Alphabet, Inc. Class A †	50,275	60,685,947
Capgemini SE (France)	22,711	2,858,358
Cognizant Technology Solutions Corp. Class A	110,698	8,540,351
Computershare, Ltd. (Australia)	37,003	533,615
Dell Technologies, Inc. Class V †	54,077	5,251,958
Dun & Bradstreet Corp. (The)	18,800	2,679,188
eBay, Inc. †	20,673	682,622
Facebook, Inc. Class A †	99,286	16,328,576
Fidelity National Information Services, Inc.	47,900	5,224,453
Fiserv, Inc. †	5,000	411,900
Genpact, Ltd.	2,622	80,259
IBM Corp.	76,600	11,582,686
Infosys, Ltd. (India)	143,006	1,440,220

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (68.0%)* cont.	Shares	Value
Technology services cont.
Leidos Holdings, Inc.	22,600	$1,563,016
Naspers, Ltd. Class N (South Africa)	11,189	2,414,553
NEC Corp. (Japan)	17,400	480,866
Palo Alto Networks, Inc. †	36,800	8,289,568
Yandex NV Class A (Russia) †	33,644	1,106,551
Zebra Technologies Corp. Class A †	12,000	2,121,960
		140,188,916
Transportation (1.3%)
Aena SME SA (Spain)	20,659	3,585,928
Azul SA ADR (Brazil) †	45,300	805,887
Central Japan Railway Co. (Japan)	23,400	4,872,769
Copa Holdings SA Class A (Panama)	10,900	870,256
Delta Air Lines, Inc.	191,700	11,086,011
easyJet PLC (United Kingdom)	158,286	2,710,914
Expeditors International of Washington, Inc.	39,700	2,919,141
International Consolidated Airlines Group SA (Spain)	478,167	4,109,413
Japan Airlines Co., Ltd. (Japan)	59,900	2,153,068
Kansas City Southern	36,909	4,181,052
Kyushu Railway Co. (Japan)	30,100	916,617
Norfolk Southern Corp.	3,779	682,110
		38,893,166
Utilities and power (2.3%)
AES Corp.	194,900	2,728,600
Ameren Corp.	53,700	3,394,914
American Electric Power Co., Inc.	49,226	3,489,139
Atmos Energy Corp.	14,600	1,371,086
CenterPoint Energy, Inc.	125,400	3,467,310
China Water Affairs Group, Ltd. (China)	1,836,000	2,056,847
CLP Holdings, Ltd. (Hong Kong)	339,500	3,974,679
CMS Energy Corp.	79,700	3,905,300
Duke Energy Corp.	6,920	553,738
Endesa SA (Spain)	62,402	1,348,329
Enel SpA (Italy)	871,408	4,463,835
ENGIE SA (France)	127,007	1,867,600
Eni SpA (Italy)	282,757	5,345,302
Entergy Corp.	84,524	6,857,432
Evergy, Inc.	32,300	1,773,916
Exelon Corp.	8,605	375,694
HK Electric Investments & HK Electric Investments, Ltd. (units)
(Hong Kong)	555,500	560,584
KEC International, Ltd. (India)	175,403	716,227
Kinder Morgan, Inc.	458,700	8,132,751
NRG Energy, Inc.	154,300	5,770,820
OGE Energy Corp.	57,400	2,084,768
Pinnacle West Capital Corp.	26,000	2,058,680
SSE PLC (United Kingdom)	1,957	29,232
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	11,872	8,192
UGI Corp.	59,450	3,298,286
		69,633,261
Total common stocks (cost $1,752,872,031)		$2,047,542,077

36 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)*	amount	Value
Basic materials (0.7%)
Alcoa Nederland Holding BV 144A company guaranty sr. unsec.
unsub. notes 6.125%, 5/15/28 (Netherlands)	$270,000	$277,425
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	225,000	240,750
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	115,000	116,869
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23 (Netherlands) ‡‡	205,000	208,075
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	200,000	198,250
American Woodmark Corp. 144A company guaranty sr. unsec.
notes 4.875%, 3/15/26	240,000	228,600
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	95,000	103,075
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	300,000	348,706
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	195,000	191,100
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	255,000	234,919
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	195,000	201,825
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	360,000	380,250
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	315,000	304,369
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	495,000	504,752
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	195,000	187,444
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	275,000	270,531
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	615,000	599,564
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	120,000	122,189
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	550,000	566,517
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	260,000	230,100
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	905,000	898,931
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	115,000	110,895
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	190,000	201,493
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	125,000	130,574
Cleveland-Cliffs, Inc. company guaranty sr. unsec. notes
5.75%, 3/1/25	80,000	77,800
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	430,000	398,288
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (Netherlands)	250,000	242,188
Cornerstone Chemical Co. 144A company guaranty sr. notes
6.75%, 8/15/24	170,000	170,250
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	88,000	88,990

Dynamic Asset Allocation Growth Fund 37

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Basic materials cont.
Crown Americas, LLC/Crown Americas Capital Corp. VI 144A
company guaranty sr. unsec. notes 4.75%, 2/1/26	$135,000	$128,925
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	495,000	484,462
E. I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	265,000	267,674
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	530,000	502,838
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	195,000	186,225
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	245,000	260,925
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	115,000	104,650
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	610,000	600,088
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	509,000	512,120
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	486,000	466,784
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	225,000	232,313
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	249,000	253,358
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	355,000	338,475
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	290,000	292,577
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	235,000	215,758
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	130,000	141,375
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	145,000	148,988
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	205,000	204,488
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	44,000	45,983
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	170,000	173,842
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	125,000	122,500
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	19,000	18,879
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	110,000	95,975
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	85,000	70,975
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	239,000	222,569
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	505,000	493,385
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	185,000	189,394
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	70,000	72,407
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	330,000	302,005
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	145,000	149,109
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26	240,000	241,800
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	290,000	287,825
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	255,000	242,667
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	130,000	126,078

38 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Basic materials cont.
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	$225,000	$264,938
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	150,000	151,875
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	90,000	89,550
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	75,000	71,438
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	190,000	193,990
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	17,000	17,252
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	255,000	243,963
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	255,000	250,305
Syngenta Finance NV 144A sr. unsec. notes 7.875%, 7/15/26	185,000	182,688
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	95,000	93,100
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	35,000	38,325
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	305,000	307,288
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	280,000	273,700
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	275,000	264,344
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	100,000	92,500
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26	215,000	206,938
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	340,000	343,978
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	195,000	202,069
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	295,000	298,248
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	195,000	198,656
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	495,000	439,732
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	395,000	512,950
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	198,000	255,655
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	355,000	448,993
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	215,000	226,288
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	200,000	217,250
		21,918,148

Dynamic Asset Allocation Growth Fund 39

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Capital goods (0.4%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	$355,000	$335,031
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	174,000	180,960
ARD Securities Finance SARL 144A sr. notes 8.75% (8.75%), 1/31/23
(Luxembourg) ‡‡	209,138	208,877
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	430,000	449,888
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	110,000	113,740
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	76,000	77,243
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	225,000	226,125
Berry Global, Inc. 144A notes 4.50%, 2/15/26	95,000	90,250
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	105,000	106,826
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	100,000	110,000
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	480,000	505,800
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	305,000	322,538
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	165,000	179,438
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	235,000	229,257
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	217,000	218,356
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	150,000	141,250
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	100,000	95,577
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)	135,000	126,731
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	405,000	416,138
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	155,000	147,368
Honeywell International, Inc. sr. unsec. unsub. notes 4.25%, 3/1/21	120,000	123,287
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	405,000	391,331
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	250,000	237,958
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	680,000	652,237
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	210,000	208,425
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	535,000	503,072
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	415,000	427,450
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	565,000	558,864
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	145,000	148,625
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	65,000	72,406
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	220,000	209,550
Republic Services, Inc. sr. unsec. notes 3.95%, 5/15/28	410,000	407,533
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	330,000	335,363

40 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Capital goods cont.
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	$205,000	$207,563
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	242,000	227,177
Titan Acquisition, Ltd./Titan Co-Borrower, LLC. 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	310,000	268,925
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	90,000	91,688
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	375,000	378,750
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	129,000	132,161
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25	225,000	213,188
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	1,920,000	1,880,969
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	215,000	223,600
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%
2/15/22 ‡‡	95,000	97,138
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	350,000	334,250
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	212,000	217,593
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	370,000	355,200
		13,185,696
Communication services (0.8%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,340,000	1,219,223
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	505,000	471,902
AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	475,000	480,525
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	392,000	358,145
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	393,000	374,163
AT&T, Inc. 144A sr. unsec. notes 4.10%, 2/15/28	1,065,000	1,033,931
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	56,000	59,010
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	135,000	133,481
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	350,000	355,688
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	795,000	796,988
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	155,000	155,240
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. sub. notes 7.75%, 7/15/25	200,000	212,500
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. notes 7.50%, 4/1/28	245,000	256,638
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	199,000	199,044
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	130,000	130,813
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	942,000	1,012,635

Dynamic Asset Allocation Growth Fund 41

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	$283,000	$287,366
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	105,000	99,488
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	179,000	158,733
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	73,000	64,966
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	569,000	507,836
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	120,000	105,590
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	35,000	42,234
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	420,000	406,560
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	175,000	165,215
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	245,000	252,350
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	565,000	543,813
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	200,000	187,888
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	250,000	237,091
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	319,000	299,713
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	166,000	170,911
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	875,000	843,215
Crown Castle International Corp. sr. unsec. unsub. bonds
4.45%, 2/15/26 R	20,000	20,106
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	340,000	324,028
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	513,000	501,458
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	138,000	145,245
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	460,000	503,240
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	195,000	261,877
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	200,000	167,000
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	465,000	416,756
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	175,000	175,000
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	80,000	62,377
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	210,000	186,900
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	335,000	316,575
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	580,000	577,100
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	12,000	12,630

42 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Communication services cont.
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	$505,000	$534,669
Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	90,000	116,026
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	685,000	706,431
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	1,155,000	1,183,324
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	52,000	53,560
Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	166,000	219,680
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	250,000	250,000
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	530,000	532,650
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	87,000	90,915
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	87,000	87,539
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	418,000	450,918
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	589,000	622,868
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	161,250	160,645
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	90,000	93,762
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	60,000	61,680
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	140,000	139,475
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	74,672
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	235,000	221,194
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	100,000	95,437
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	205,000	247,410
Telefonica Emisiones SAU company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	965,000	898,784
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	335,000	326,686
Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	790,000	793,602
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	367,000	376,175
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	395,000	387,100

Dynamic Asset Allocation Growth Fund 43

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Communication services cont.
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	$435,000	$428,574
Windstream Services, LLC/Windstream Finance Corp. 144A
company guaranty sub. notes 9.00%, 6/30/25	194,000	149,865
		24,596,828
Conglomerates (0.1%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	2,780,000	2,741,411
		2,741,411
Consumer cyclicals (1.2%)
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	1,225,000	1,876,027
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	175,000	164,272
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	710,000	680,291
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	230,000	220,225
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	220,000	210,650
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	31,000	31,233
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	110,000	105,325
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	65,000	65,163
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	135,000	137,531
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	405,000	415,139
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	430,000	429,726
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	100,000	99,957
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	710,000	687,944
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	110,000	110,825
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	125,000	131,313
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	80,000	82,300
Boyne USA, Inc. 144A company guaranty notes 7.25%, 5/1/25	95,000	100,463
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	197,000	197,926
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	215,000	219,300
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	548,000	490,301
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	247,000	233,318

44 Dynamic Asset Allocation Growth Fund

		Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.		amount	Value
Consumer cyclicals cont.
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26		$246,000	$241,101
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		430,000	413,221
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		119,000	119,595
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		70,000	68,863
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20		143,000	143,715
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		560,000	569,800
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25		555,000	525,863
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		370,000	352,425
Delta Merger Sub., Inc. 144A sr. unsec. notes 6.00%, 9/15/26		40,000	40,500
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23		200,000	205,000
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24		60,000	58,425
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23		250,000	244,080
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26		750,000	694,257
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		80,000	84,200
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26		522,000	491,277
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		145,000	146,002
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26		802,000	753,604
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25		137,000	133,255
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25		55,000	53,202
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25		195,000	197,925
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		130,000	132,016
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		105,000	104,081
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	227,000	180,116
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		$155,000	150,641
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		1,330,000	1,311,021
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		410,000	401,698
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		450,000	445,500
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		395,000	407,574
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †		169,000	127,173
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)		110,000	110,138

Dynamic Asset Allocation Growth Fund 45

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Consumer cyclicals cont.
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	$1,260,000	$1,278,900
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	60,000	57,600
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,360,000	1,362,032
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	110,000	102,025
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	380,000	348,650
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	500,000	550,100
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	365,000	377,775
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24	90,000	95,527
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	135,000	123,019
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	155,000	142,988
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	875,000	812,347
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	80,000	83,300
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	141,000	141,606
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	255,000	261,375
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	150,000	147,000
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	195,000	196,950
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	65,000	65,650
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	180,000	174,096
Meredith Corp. 144A sr. unsec. notes 6.875%, 2/1/26	340,000	348,500
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	225,000	236,531
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	140,000	142,100
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	165,000	174,281
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	485,000	504,400
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	125,000	101,875
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21	159,101	104,907
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	120,000	78,825
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	310,000	303,413

46 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Consumer cyclicals cont.
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	$140,000	$137,200
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	410,000	399,750
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	390,000	370,408
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	120,000	121,200
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	65,000	65,488
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	175,000	168,823
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	172,000	175,225
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	140,000	136,108
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	135,000	132,300
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	100,000	71,875
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	313,000	336,866
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	380,000	378,100
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	200,000	197,936
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	110,000	104,563
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	230,000	230,849
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	320,000	319,200
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	240,000	246,205
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	185,000	186,143
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	820,000	868,175
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	505,000	494,269
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	157,000	162,888
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,275,000	1,224,000
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	330,000	326,700
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	415,000	404,625
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	110,000	111,100
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	6,000	6,150
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	85,000	86,700
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	340,000	339,575
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,045,000	983,606
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	18,474

Dynamic Asset Allocation Growth Fund 47

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Consumer cyclicals cont.
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	$215,000	$203,111
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	800,000	765,248
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	270,000	244,827
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	45,000	41,625
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	240,000	238,200
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	115,000	117,013
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	270,000	252,450
Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	210,000	213,630
Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	80,000	79,076
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	238,000	230,265
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	385,000	371,525
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	195,000	195,000
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	70,000	69,475
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	165,000	161,906
Wyndham Destinations, Inc. sr. unsec. unsub. bonds 5.75%, 4/1/27	62,000	58,435
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	195,000	193,050
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	485,000	450,444
		36,601,050
Consumer staples (0.5%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	310,000	296,825
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	80,000	80,100
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	215,000	203,713
Altria Group, Inc. company guaranty sr. unsec. notes 9.25%, 8/6/19	5,000	5,267
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	138,000	139,502
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.625%, 1/14/20	1,525,000	1,516,277
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	1,090,000	1,102,340
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	480,000	466,414
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21	1,125,000	1,108,665

48 Dynamic Asset Allocation Growth Fund

		Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.		amount	Value
Consumer staples cont.
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22		$350,000	$337,938
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25		285,000	287,850
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		990,000	940,500
Ashtead Capital, Inc. 144A notes 4.125%, 8/15/25		280,000	266,000
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25		405,000	416,291
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		230,000	208,150
Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26		205,000	186,111
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28		9,358	9,925
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36		151,305	148,967
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		145,000	136,119
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	235,000	254,730
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45		$470,000	442,284
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37		308,000	385,720
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42		226,000	247,077
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		190,000	141,550
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		320,000	335,450
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		335,000	339,817
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26		315,000	302,400
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		200,000	199,250
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		200,000	198,376
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		145,000	139,381
Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46		425,000	375,359
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.82%), 3.161%, 8/10/22		295,000	296,492
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		672,000	658,560
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		60,000	58,650
Maple Escrow Subsidiary, Inc. 144A company guaranty sr. unsec.
notes 4.597%, 5/25/28		1,264,000	1,268,960
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27		255,000	253,751
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 4/15/28		210,000	197,400
Netflix, Inc. 144A sr. unsec. unsub. bonds 5.875%, 11/15/28		150,000	149,438
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26		707,000	672,434
PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46		65,000	58,612
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23		370,000	331,613

Dynamic Asset Allocation Growth Fund 49

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Consumer staples cont.
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	$25,000	$23,724
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	240,000	238,492
		15,426,474
Energy (1.1%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	530,000	503,500
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	55,000	56,306
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	126,000	127,613
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	178,000	180,759
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	98,000	96,468
Apergy Corp. 144A sr. unsec. notes 6.375%, 5/1/26	330,000	339,075
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	145,000	163,125
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	90,000	89,663
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	110,000	105,050
BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	270,000	256,995
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	400,000	382,624
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	185,000	183,357
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.366%, 9/19/19 (United Kingdom)	435,000	430,484
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	170,000	162,350
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	132,000	126,060
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	475,000	499,344
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	715,000	717,682
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	90,000	91,800
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	195,000	201,094
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	40,000	38,950
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	720,000	715,505
Comstock Escrow Corp. 144A sr. unsec. notes 9.75%, 8/15/26	275,000	274,395
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	145,000	138,402
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	335,000	330,801
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	120,000	117,679

50 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Energy cont.
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	$44,000	$44,638
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	185,000	188,256
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	365,000	370,019
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	245,000	238,875
DCP Midstream Operating LP company guaranty sr. unsec. unsub.
notes 5.375%, 7/15/25	110,000	112,063
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	140,000	149,800
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	150,000	146,250
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	217,000	234,631
Denbury Resources, Inc. 144A notes 7.50%, 2/15/24	110,000	113,300
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	385,000	392,700
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	100,000	100,125
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	370,000	370,000
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	130,000	130,000
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,390,000	1,330,926
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	155,000	165,331
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	85,000	93,880
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	75,000	77,896
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	190,000	188,575
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	415,000	399,908
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	172,000	169,205
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	251,000	207,075
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	155,000	118,575
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	65,000	65,488
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26	215,000	220,106
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	650,000	609,058
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	110,000	124,485
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	80,000	92,399
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	425,000	429,250
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	375,000	383,438

Dynamic Asset Allocation Growth Fund 51

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Energy cont.
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	$345,000	$333,788
Jagged Peak Energy, LLC 144A company guaranty sr. unsec. notes
5.875%, 5/1/26	265,000	263,675
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	45,000	41,063
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	80,000	72,800
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	150,000	148,500
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	101,000	103,363
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	360,000	345,119
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	35,000	34,381
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	185,000	193,094
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	90,000	93,263
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	180,000	178,650
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	95,000	98,563
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	75,000	76,688
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	157,000	159,744
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	215,000	218,763
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	490,000	498,434
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	396,822
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	1,802,000	1,824,795
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	334,000	317,300
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,444,000	1,449,415
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	324,000	334,530
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	256,000	235,200
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	72,000	66,960
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	515,000	110,725
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,125,000	1,161,376
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	250,000	249,000
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/24/22 (Mexico)	256,000	258,944
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,141,000	1,066,835

52 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Energy cont.
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	$175,000	$179,813
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	230,000	236,613
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	72,978
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	40,000	38,900
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	405,000	392,880
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	166,388
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	432,000	443,746
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	310,000	316,200
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	100,000	101,400
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	180,000	173,250
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	85,000	87,869
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	80,000	8
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	179,000	18
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	565,000	536,597
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	110,000	108,476
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	85,000	87,869
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	105,000	102,244
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	145,000	150,619
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	128,000	131,840
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	190,000	178,905
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	580,000	576,726
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	195,000	196,706
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	105,000	105,000
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	780,000	758,550
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	660,000	627,825
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	110,000	111,650
Trinidad Drilling, Ltd. 144A company guaranty sr. unsec. notes
6.625%, 2/15/25 (Canada)	380,000	376,200
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 4/1/26	195,000	201,338
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	130,000	129,188

Dynamic Asset Allocation Growth Fund 53

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Energy cont.
Weatherford International, LLC 144A company guaranty sr. unsec.
notes 9.875%, 3/1/25	$110,000	$106,150
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	350,000	343,000
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	55,000	51,975
Whiting Petroleum Corp. sr. unsec. notes 6.625%, 1/15/26	205,000	213,200
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	360,000	479,686
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	11,000	13,255
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	432,000	434,490
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	155,000	175,925
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	160,000	162,000
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	60,000	62,175
		32,558,775
Financials (2.7%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	420,000	413,605
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	540,000	529,555
Air Lease Corp. sr. unsec. notes 2.50%, 3/1/21	15,000	14,652
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	1,025,000	1,010,179
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	405,000	373,997
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	165,000	166,238
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	130,000	134,550
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	407,000	492,979
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	101,000	107,060
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	535,000	552,388
Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	109,000	110,090
American Express Co. sr. unsec. bonds 8.125%, 5/20/19	750,000	775,154
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	387,000	485,685
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	775,000	752,392
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	900,000	882,418
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	207,000
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	305,000	321,775
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	189,720
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	401,474
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	465,000	487,088
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	75,000	80,963

54 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Financials cont.
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	$1,055,000	$978,553
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	115,000	112,537
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	1,186,937
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	490,000	488,044
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	100,000	93,434
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	685,000	667,864
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	505,000	496,110
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,020,000	996,293
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	90,000	90,430
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	215,000	220,060
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	325,000	330,029
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	970,000	948,654
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	190,000	198,858
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	170,000	176,531
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	489,000	517,931
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	190,000	185,667
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	236,000	245,251
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	339,000	345,694
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	87,000	88,631
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	423,000	431,460
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	87,000	88,740
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	235,000	222,774
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	835,000	824,145
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	1,510,000	1,465,968
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	240,000	234,103
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	315,000	311,360
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	160,000	161,059
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	1,175,000	1,159,193
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	260,000	265,850
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	580,000	542,031
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	985,000	972,395
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,610,000	1,567,445
Cooperatieve Rabobank UA company guaranty sr. unsec. unsub.
bonds Ser. MTN, 5.25%, 5/24/41 (Netherlands)	350,000	392,956
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	85,000	89,038
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	173,000	174,514

Dynamic Asset Allocation Growth Fund 55

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Financials cont.
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	$490,000	$483,263
Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	795,000	773,203
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	730,000	699,760
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	725,000	724,404
Digital Realty Trust LP company guaranty sr. unsec. notes
3.40%, 10/1/20 R	280,000	280,266
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	100,000	123,375
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	235,000	227,363
Fairfax Financial Holdings, Ltd. 144A sr. unsec. notes 4.85%,
4/17/28 (Canada)	955,000	941,532
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	385,000	390,454
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	156,000	152,880
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	230,000	235,595
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	195,000	189,150
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	270,000	261,900
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 3.373%, 11/15/25 (Ireland)	170,000	161,835
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 2.342%, 11/15/20 (Ireland)	1,235,000	1,203,966
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	170,000	177,013
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	865,000	852,334
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	1,285,000	1,246,694
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,900,000	1,869,495
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	930,000	925,800
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	122,000	146,552
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	100,000	104,582
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	523,000	479,553
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	110,000	107,117
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	130,000	127,449
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	255,000	255,334
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	345,000	346,094
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	640,000	633,358
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	155,000	158,681
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	150,000	153,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	92,000	93,672
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	174,000	176,175

56 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Financials cont.
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	$225,000	$236,900
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	146,000	154,578
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	100,000	100,750
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	100,000	98,500
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	149,000	154,215
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	704,000	719,841
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,485,000	1,356,415
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,350,000	1,273,200
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	285,000	284,198
KeyCorp sr. unsec. unsub. notes Ser. MTN, 1.86%, 12/13/18	962,000	962,013
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	160,000	158,861
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	355,000	373,810
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	614,000	718,380
Lloyds Banking Group PLC unsec. sub. bonds 4.344%, 1/9/48
(United Kingdom)	210,000	182,553
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	200,000	196,456
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	345,000	336,806
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	305,000	301,612
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	985,000	1,021,937
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	940,000	920,253
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	255,000	263,051
Metropolitan Life Global Funding I 144A notes 1.55%, 9/13/19	307,000	303,186
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	155,000	151,827
Metropolitan Life Global Funding I 144A sr. notes 1.75%, 9/19/19	523,000	517,450
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	100,000	102,500
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	90,000	82,359
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	145,000	146,638
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	800,000	798,951
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	255,000	250,728
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	470,000	456,742
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	1,365,000	1,310,773
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	860,000	854,489
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 3.017%, 12/9/19 (Australia)	725,000	729,505
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	1,180,000	1,160,014

Dynamic Asset Allocation Growth Fund 57

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Financials cont.
National Australia Bank, Ltd./New York sr. unsec. notes 2.875%,
4/12/23 (Australia)	$250,000	$240,770
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	725,000	709,349
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	310,000	310,372
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	250,000	233,421
Nordea Bank AB 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	365,000	353,053
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	515,000	500,189
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	570,000	559,830
Protective Life Global Funding 144A notes 2.262%, 4/8/20	520,000	512,045
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	295,000	295,000
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	388,000	404,490
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	144,000	143,820
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	365,000	351,219
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,095,000	1,083,526
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	285,000	291,490
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	209,869
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	215,000	212,596
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	280,000	272,630
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	355,000	357,371
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	3,655,000	3,601,243
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	110,000	109,450
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	210,000	209,475
Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	90,000	91,238
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	265,000	253,767
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,060,000	1,031,988
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	255,000	248,170
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	225,000	225,000
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	507,000	476,494
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)	240,000	243,761
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	630,000	618,599

58 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Financials cont.
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. unsub. notes 2.65%, 2/1/22 (Switzerland)	$1,045,000	$1,010,147
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	508,000	502,141
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	206,000	208,059
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	245,000	244,388
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	410,000	411,358
VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	85,000	85,850
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	400,000	390,000
Wand Merger Corp. 144A sr. unsec. notes 9.125%, 7/15/26	65,000	68,088
Wand Merger Corp. 144A sr. unsec. notes 8.125%, 7/15/23	200,000	209,250
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	440,000	462,000
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,225,000	1,212,848
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	220,000	224,562
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	2,530,000	2,497,593
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	245,000	235,120
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25	410,000	397,343
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	95,000	95,783
		79,546,346
Health care (0.8%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	124,000	120,016
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	820,000	810,810
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	480,000	432,000
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	121,000	120,189
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)	270,000	264,396
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	230,000	227,543
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	345,000	346,703
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	347,000	314,126
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	265,000	201,400
AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	270,000	338,420
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25	75,000	75,000
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.25%, 4/1/26	240,000	258,900
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25	200,000	215,250
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	340,000	323,000

Dynamic Asset Allocation Growth Fund 59

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.875%, 5/15/23	$363,000	$353,925
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.625%, 12/1/21	14,000	13,948
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	270,000	285,255
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	90,000	93,600
Bausch Health Cos., Inc. 144A sr. unsec. notes 8.50%, 1/31/27	215,000	225,750
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
4.669%, 6/6/47	916,000	905,986
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
3.70%, 6/6/27	786,000	751,602
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	465,000	466,116
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	270,000	255,825
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	245,000	257,250
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	180,000	182,025
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	105,000	107,504
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	555,000	527,084
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	517,000	289,675
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	337,000	280,175
Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	235,000	239,796
CVS Health Corp. sr. unsec. notes zero %, 12/1/22	320,000	331,442
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48	440,000	450,051
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,320,000	1,313,676
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	885,000	884,366
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.90%, 8/28/28	910,000	923,924
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	310,000	267,220
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	120,000	105,900
Halfmoon Parent, Inc. 144A sr. unsub. notes 3.75%, 7/15/23	672,000	669,944
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	220,000	226,325
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	502,000	522,080
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	690,000	699,488
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	48,000	52,560
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	180,000	181,350
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	130,000	143,039
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	125,000	105,469
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	395,000	376,145
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	140,000	142,275

60 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Health care cont.
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	$55,000	$54,038
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	650,000	652,938
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	530,000	508,137
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	359,000	364,036
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	227,000	221,779
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	305,000	292,815
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	550,000	539,505
Service Corp. International sr. unsec. notes 5.375%, 1/15/22	168,000	170,100
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	270,000	259,149
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	445,000	452,316
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	435,000	401,524
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	305,000	290,463
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	105,000	108,150
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	174,000	179,716
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	145,000	152,801
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Netherlands)	300,000	316,460
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Netherlands)	200,000	203,089
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	310,000	319,130
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	245,000	233,492
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	740,000	741,820
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.15%, 6/15/21	750,000	748,141
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	245,000	237,421
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	130,000	132,113
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	85,000	86,488
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	335,000	331,550
		24,675,694
Technology (0.8%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	305,000	274,855
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	515,000	511,765
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	655,000	668,402
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	150,000	149,925
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	2,325,000	2,319,211
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	262,000	272,414
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	314,000	301,048
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	305,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	395,000	400,728
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	785,000	739,032

Dynamic Asset Allocation Growth Fund 61

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Technology cont.
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	$705,000	$640,598
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	300,000	277,463
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	710,000	761,617
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	187,000	232,769
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	1,151,000	1,210,431
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	45,000	46,349
Energizer Gamma Acquisition, Inc. 144A company guaranty sr.
unsec. notes 6.375%, 7/15/26	80,000	82,700
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	230,000	230,455
Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	48,000	50,541
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	285,000	296,756
First Data Corp. 144A notes 5.75%, 1/15/24	400,000	406,500
First Data Corp. 144A sr. notes 5.375%, 8/15/23	180,000	182,745
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	510,000	511,070
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	390,000	368,404
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	515,000	500,889
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	505,000	509,414
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	335,000	339,539
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	65,000	65,894
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	465,000	568,544
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	835,000	827,089
Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	575,000	563,975
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	355,000	327,329
Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	60,000	70,681
Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	250,000	252,736
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,650,000	1,583,713
Oracle Corp. sr. unsec. unsub. notes 3.25%, 11/15/27	246,000	236,464
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	304,000	282,151
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	355,000	344,354
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	1,875,000	1,865,629
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	200,000	199,000
Qorvo, Inc. 144A sr. unsec. notes 5.50%, 7/15/26	85,000	86,488
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	660,000	654,352
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	130,000	142,025
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	330,000	320,925

62 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Technology cont.
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	$425,000	$426,063
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	125,000	118,260
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	945,000	913,886
		22,135,178
Transportation (—%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	226,573
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	59,703	62,364
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	45,000	43,584
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	113,000	105,185
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	210,000	206,621
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	136,841	135,393
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	356,000	363,120
		1,142,840
Utilities and power (0.4%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	435,000	445,875
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	59,000	59,369
AES Corp./Virginia (The) sr. unsec. notes 4.50%, 3/15/23	105,000	105,263
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	470,000	474,700
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	465,000	495,466
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	35,000	36,001
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	355,000	320,677
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	7,000	8,474
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	240,000	212,400
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	134,306
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	34,000	34,170
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	30,000	32,327
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	624,000	628,650
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	130,000	127,320
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	390,000	383,118
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	445,000	413,859
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	64,000	68,880
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	135,000	148,669
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	5,000	6,295

Dynamic Asset Allocation Growth Fund 63

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Utilities and power cont.
Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	$165,000	$166,926
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	303,000	285,380
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	505,000	508,205
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	1,273,000	1,339,833
Energy Transfer Equity LP sr. sub. notes 5.50%, 6/1/27	110,000	114,158
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	700,000	658,951
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	865,000	944,230
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	143,000	96,525
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	240,000	232,785
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	255,000	261,772
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	270,000	269,604
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	155,000	152,006
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	625,000	608,013
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	157,000	198,384
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	235,000	287,090
Nevada Power Co. mtge. notes 7.125%, 3/15/19	115,000	117,196
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	360,000	337,500
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	185,000	200,725
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	285,000	299,250
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
5.75%, 1/15/28	100,000	101,000
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	205,000	196,766
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	51,897
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	80,000	81,739
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	382,947
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	170,000	172,513
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	14,735
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	75,000	88,029
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	90,000	675
Toledo Edison Co. (The) sr. mtge. bonds 7.25%, 5/1/20	20,000	21,089
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	295,000	298,319
		12,624,061
Total corporate bonds and notes (cost $290,352,870)		$287,152,501

64 Dynamic Asset Allocation Growth Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (4.6%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.2%)
Government National Mortgage Association Pass-Through Certificates
4.70%, with due dates from 5/20/67 to 8/20/67	$210,800	$223,054
4.629%, 6/20/67	99,440	104,785
4.507%, 3/20/67	95,403	99,815
4.00%, with due dates from 3/15/46 to 3/20/46	885,111	903,983
3.50%, TBA, 10/1/48	1,000,000	994,063
3.50%, with due dates from 7/20/47 to 11/20/47	33,175,855	33,030,524
		35,356,224
U.S. Government Agency Mortgage Obligations (3.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 5/1/48	10,086,522	10,192,988
3.00%, 2/1/47	892,659	855,104
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 10/1/48	5,000,000	5,405,078
4.50%, with due dates from 2/1/39 to 4/1/39	56,767	59,182
4.00%, TBA, 11/1/48	9,000,000	9,075,235
4.00%, TBA, 10/1/48	9,000,000	9,087,188
4.00%, with due dates from 8/1/47 to 1/1/57	5,283,129	5,343,641
3.50%, with due dates from 12/1/47 to 6/1/56	28,927,431	28,487,774
3.00%, with due dates from 12/1/31 to 3/1/47	28,308,600	27,431,548
3.00%, TBA, 10/1/33	6,000,000	5,926,406
		101,864,144
Total U.S. government and agency mortgage obligations (cost $141,091,540)		$137,220,368

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 1.375%, 9/30/20 [i]	$115,000	$112,574
Total U.S. treasury obligations (cost $112,574)		$112,574

	Principal
MORTGAGE-BACKED SECURITIES (1.6%)*	amount	Value
Agency collateralized mortgage obligations (0.3%)
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.916%,
10/25/27 (Bermuda)	$526,061	$527,002
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.566%,
8/25/28 (Bermuda)	463,000	465,604
Federal Home Loan Mortgage Corporation
IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%),
15.882%, 11/15/35	57,233	76,440
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%),
15.152%, 12/15/36	32,681	39,936
IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%),
13.385%, 3/15/35	48,470	58,688
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%),
11.429%, 6/15/34	45,695	50,817
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.966%, 10/25/24	284,137	315,088
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 6.866%, 10/25/28	250,000	287,839

Dynamic Asset Allocation Growth Fund 65

	Principal
MORTGAGE-BACKED SECURITIES (1.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M2,
(1 Month US LIBOR + 2.85%), 5.066%, 4/25/28	$1,207,473	$1,249,554
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
(1 Month US LIBOR + 2.60%), 4.816%, 12/25/27	648,809	662,045
IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%),
4.792%, 3/15/41	1,352,781	218,461
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M2,
(1 Month US LIBOR + 2.20%), 4.416%, 10/25/28	288,004	290,678
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
(1 Month US LIBOR + 2.20%), 4.416%, 3/25/25	32,811	32,897
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 4.166%, 5/25/25	203,344	208,684
Ser. 3326, Class WF, zero %, 10/15/35 W	1,512	1,021
Ser. 1208, Class F, PO, zero %, 2/15/22	130	124
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%),
26.605%, 7/25/36	15,307	24,336
IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%),
16.442%, 3/25/36	28,904	40,458
IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%),
16.075%, 6/25/37	47,336	62,161
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
13.603%, 8/25/35	32,917	39,606
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.216%, 9/25/28	380,000	446,345
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 7.116%, 11/25/24	764,642	875,097
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 5.116%, 7/25/24	329,202	350,750
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
(1 Month US LIBOR + 1.35%), 3.566%, 1/25/29	58,532	58,689
FRB Ser. 01-50, Class B1, IO, 0.381%, 10/25/41 W	485,809	2,089
FRB Ser. 02-W8, Class 1, IO, 0.299%, 6/25/42 W	340,780	2,760
Ser. 01-79, Class BI, IO, 0.284%, 3/25/45 W	221,620	1,884
Ser. 03-34, Class P1, PO, zero %, 4/25/43	12,543	10,411
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,720,334	378,473
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	505,638	114,426
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	100,197	13,597
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	108,086	22,287
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
3.885%, 6/20/43	1,335,427	235,074
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	3,063,619	384,637
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,573,335	193,835
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	2,496,015	203,675
Ser. 15-H26, Class EI, IO, 1.72%, 10/20/65 W	2,695,052	232,853
Ser. 15-H24, Class BI, IO, 1.603%, 8/20/65 W	5,573,131	257,490
Ser. 15-H25, Class BI, IO, 1.539%, 10/20/65 W	4,990,529	450,645
		8,886,456

66 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (1.6%)* cont.	amount	Value
Commercial mortgage-backed securities (0.8%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.412%, 1/15/49 W	$243,266	$436
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 04-4, Class XC, IO, 0.086%, 7/10/42 W	8,106	—
FRB Ser. 07-5, Class XW, IO, zero %, 2/10/51 W	794,196	8
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.583%, 11/10/41 W	97,717	355
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42 W	891,370	9
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	4,606	—
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.283%, 3/11/39 W	253,182	164,568
FRB Ser. 06-PW11, Class C, 5.283%, 3/11/39 (In default) † W	261,000	26,100
FRB Ser. 06-PW14, Class X1, IO, 0.506%, 12/11/38 W	179,152	2,634
Capmark Mortgage Securities, Inc. FRB Ser. 97-C1, Class X, IO,
1.508%, 7/15/29 W	23,235	345
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.749%, 12/11/49 W	8,338	1
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.947%, 12/15/47 W	154,000	157,850
FRB Ser. 11-C2, Class E, 5.947%, 12/15/47 W	562,000	545,697
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	420,000	425,771
FRB Ser. 14-GC21, Class XA, IO, 1.357%, 5/10/47 W	4,356,973	224,728
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC11, Class D, 4.567%, 4/10/46 W	374,000	367,163
FRB Ser. 12-GC8, Class XA, IO, 1.966%, 9/10/45 W	4,901,891	262,820
FRB Ser. 06-C5, Class XC, IO, zero %, 10/15/49 W	3,851,487	39
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 6.015%, 5/15/46 W	210,689	213,165
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.889%, 7/15/47 W	354,000	353,650
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	325,000	335,392
Ser. 12-CR2, Class AM, 3.791%, 8/15/45	341,000	346,039
FRB Ser. 13-CR11, Class XA, IO, 1.272%, 8/10/50 W	8,299,840	333,454
FRB Ser. 14-CR17, Class XA, IO, 1.241%, 5/10/47 W	7,852,232	309,189
FRB Ser. 14-UBS6, Class XA, IO, 1.111%, 12/10/47 W	6,673,202	270,391
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.308%, 7/10/46 W	476,000	484,925
FRB Ser. 06-C8, Class XS, IO, 0.641%, 12/10/46 W	3,142,141	115
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C1, Class AX, IO, 0.801%, 2/15/40 W	4,944,773	24,822
FRB Ser. 07-C2, Class AX, IO, 0.101%, 1/15/49 W	1,586,024	5
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.221%, 5/15/38 W	52,036	105
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.94%, 4/15/50 W	1,179,000	1,058,281
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.516%, 8/10/44 W	1,197,000	1,232,978

Dynamic Asset Allocation Growth Fund 67

	Principal
MORTGAGE-BACKED SECURITIES (1.6%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.27%, 12/10/49 W	$6,305,611	$8,064
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 1.175%, 5/10/43 W	15,719	1
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.846%, 6/10/47 W	435,000	432,641
FRB Ser. 13-GC10, Class XA, IO, 1.667%, 2/10/46 W	4,935,273	304,013
FRB Ser. 14-GC22, Class XA, IO, 1.147%, 6/10/47 W	8,181,780	320,726
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.197%, 8/10/43 W	364,000	366,898
FRB Ser. 12-GC6, Class D, 5.84%, 1/10/45 W	40,000	39,500
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	363,000	378,160
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.71%, 9/15/47 W	653,000	632,553
FRB Ser. 13-C17, Class XA, IO, 0.963%, 1/15/47 W	8,426,679	305,888
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 05-LDP5, Class F, 5.896%, 12/15/44 W	218,625	216,082
FRB Ser. 13-LC11, Class C, 3.958%, 4/15/46 W	297,000	290,489
FRB Ser. 13-LC11, Class XA, IO, 1.413%, 4/15/46 W	14,455,750	767,600
FRB Ser. 06-CB17, Class X, IO, 0.838%, 12/12/43 W	396,646	5,463
FRB Ser. 07-LDPX, Class X, IO, 0.331%, 1/15/49 W	1,493,728	2,979
FRB Ser. 06-LDP8, Class X, IO, 0.286%, 5/15/45 W	2,878,588	3,894
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.312%, 5/15/45 W	943,000	833,348
FRB Ser. 13-C16, Class D, 5.177%, 12/15/46 W	257,000	256,960
FRB Ser. 12-C8, Class D, 4.806%, 10/15/45 W	458,000	439,407
FRB Ser. 12-LC9, Class D, 4.518%, 12/15/47 W	165,000	162,916
FRB Ser. 05-CB12, Class X1, IO, 0.404%, 9/12/37 W	226,042	302
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.407%, 2/15/40 W	38,680	16
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.771%, 9/15/39 W	2,084,959	31,543
FRB Ser. 05-C5, Class XCL, IO, 0.672%, 9/15/40 W	488,640	3,114
FRB Ser. 05-C7, Class XCL, IO, 0.537%, 11/15/40 W	179,156	492
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.217%, 4/20/48 W	991,000	908,816
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 1.081%, 8/12/39 W	68,989	48
FRB Ser. 05-MCP1, Class XC, IO, 0.001%, 6/12/43 W	75,962	2
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.137%, 5/15/44 W	1,787	257
FRB Ser. 06-C4, Class X, IO, 6.641%, 7/15/45 W	24,219	728
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class C, 4.614%, 8/15/47 W	708,000	686,048
Ser. 14-C18, Class C, 4.489%, 10/15/47 W	309,000	304,237
FRB Ser. 13-C7, Class C, 4.255%, 2/15/46 W	383,000	377,042
Ser. 12-C6, Class AS, 3.476%, 11/15/45	667,000	663,003
FRB Ser. 14-C17, Class XA, IO, 1.349%, 8/15/47 W	5,491,378	214,345

68 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (1.6%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.726%, 11/15/45 W	$450,000	$451,266
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	115,373	28,843
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.326%, 7/15/49 W	231,000	232,623
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.226%, 12/15/50 W	4,213,559	299,845
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.209%, 8/10/49 W	284,000	287,382
FRB Ser. 12-C4, Class XA, IO, 1.792%, 12/10/45 W	5,178,944	273,604
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.417%, 10/15/44 W	260,113	257,618
FRB Ser. 06-C29, IO, 0.374%, 11/15/48 W	1,231,143	49
FRB Ser. 07-C34, IO, 0.117%, 5/15/46 W	660,736	162
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.045%, 6/15/45 W	722,458	144
FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42 W	75,034	1
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.423%, 7/15/46 W	319,000	325,078
FRB Ser. 13-LC12, Class C, 4.423%, 7/15/46 W	408,000	387,795
FRB Ser. 14-LC16, Class XA, IO, 1.498%, 8/15/50 W	10,091,692	513,667
FRB Ser. 16-LC25, Class XA, IO, 1.221%, 12/15/59 W	2,672,793	149,273
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.423%, 7/15/46 W	655,000	572,322
WF-RBS Commercial Mortgage Trust
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	315,000	318,572
Ser. 13-C11, Class AS, 3.311%, 3/15/45	280,000	279,344
FRB Ser. 14-C24, Class XA, IO, 1.03%, 11/15/47 W	10,069,219	391,756
FRB Ser. 14-C22, Class XA, IO, 0.998%, 9/15/57 W	23,273,302	877,566
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.865%, 3/15/44 W	819,000	725,192
FRB Ser. 11-C5, Class C, 5.862%, 11/15/44 W	412,000	429,896
FRB Ser. 11-C5, Class E, 5.862%, 11/15/44 W	515,000	509,874
FRB Ser. 11-C2, Class D, 5.839%, 2/15/44 W	796,000	786,860
FRB Ser. 13-C15, Class D, 4.621%, 8/15/46 W	437,000	375,656
FRB Ser. 12-C9, Class XA, IO, 2.048%, 11/15/45 W	4,348,365	311,778
FRB Ser. 12-C10, Class XA, IO, 1.716%, 12/15/45 W	3,742,842	196,342
FRB Ser. 12-C9, Class XB, IO, 0.844%, 11/15/45 W	10,038,000	259,984
		25,341,102
Residential mortgage-backed securities (non-agency) (0.5%)
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.011%, 5/25/35 W	578,511	592,890
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.785%, 6/25/46	1,150,188	1,069,095
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.495%, 11/20/35	625,310	611,954

Dynamic Asset Allocation Growth Fund 69

	Principal
MORTGAGE-BACKED SECURITIES (1.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.406%, 8/25/46	$1,391,649	$1,175,943
FRB Ser. 05-27, Class 1A1, 2.217%, 8/25/35 W	202,584	172,399
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR +
5.15%), 7.366%, 11/25/28	429,400	509,151
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 8.116%, 10/25/28	906,380	1,049,201
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.916%, 4/25/28	1,047,295	1,216,852
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.766%, 4/25/28	1,757,900	1,994,773
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.216%, 7/25/25	277,422	308,684
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.516%, 2/25/25	171,440	188,892
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.466%, 4/25/29	50,000	56,877
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.216%, 5/25/25	274,952	301,955
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 3.016%, 2/25/34	515,323	501,269
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.539%, 2/25/35 W	242,412	247,051
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 3.041%, 8/25/34	183,888	183,888
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.89%, 8/26/47 W	160,000	155,811
New Century Home Equity Loan Trust FRB Ser. 03-4, Class M1,
(1 Month US LIBOR + 1.13%), 3.341%, 10/25/33	236,872	237,251
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
3.266%, 10/25/34	410,000	416,523
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 3.066%, 5/25/47	871,214	750,304
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 2.376%, 4/25/36	137,078	136,686
Vericrest Opportunity Loan Transferee LXI, LLC 144A Ser. 17-NPL8,
Class A1, 3.125%, 6/25/47	273,045	270,827
Vericrest Opportunity Loan Transferee LXIII, LLC 144A Ser. 17-NP10,
Class A1, 3.00%, 10/25/47	194,935	192,596
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR12, Class 1A8, 4.022%, 10/25/35 W	798,402	797,066
FRB Ser. 07-HY2, Class 1A1, 3.603%, 12/25/36 W	349,922	342,486
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
3.176%, 7/25/45	309,022	306,055

70 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (1.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.92%),
3.136%, 10/25/44	$537,302	$532,144
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.616%, 8/25/45	486,630	481,959
		14,800,582
Total mortgage-backed securities (cost $49,292,107)		$49,028,140

	Principal
COMMODITY LINKED NOTES (0.7%)*†††	amount	Value
Goldman Sachs International 144A notes zero %, 2019 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3)	$14,830,000	$19,611,546
Total commodity Linked Notes (cost $14,830,000)		$19,611,546

	Principal
ASSET-BACKED SECURITIES (0.4%)*	amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.016%, 11/25/50	$1,271,000	$1,271,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
3.112%, 4/24/19	2,690,000	2,690,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 9/24/19	1,945,000	1,945,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 7/24/19	2,117,000	2,117,000
FRB Ser. 17-6, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 11/24/18	2,241,000	2,241,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.816%, 1/25/46	1,206,199	1,200,010
Total asset-backed securities (cost $11,465,348)		$11,464,010

FOREIGN GOVERNMENT AND AGENCY	Principal amount/
BONDS AND NOTES (0.4%)*	units	Value
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)	$250,000	$205,625
Argentina (Republic of) sr. unsec. unsub. notes 7.50%,
4/22/26 (Argentina)	1,935,000	1,726,988
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)	185,000	146,150
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)	525,000	482,382
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)	400,000	333,080
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)	615,000	618,844
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)	559,000	517,969
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	820,000	796,058
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)	675,000	567,000

Dynamic Asset Allocation Growth Fund 71

FOREIGN GOVERNMENT AND AGENCY	Principal amount/
BONDS AND NOTES (0.4%)* cont.	units	Value
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)	$189,000	$175,770
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	925,000	938,875
Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)	430,000	439,138
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	200,000	203,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)	300,000	336,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	690,000	680,513
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	285,000	276,806
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	375,000	342,188
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	600,000	576,000
Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)	270,000	268,830
Turkey (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	275,000	256,094
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	865,000	850,680
Total foreign government and agency bonds and notes (cost $11,427,413)		$10,737,990

	Expiration	Strike
WARRANTS (0.3%)* †	date	price	Warrants	Value
Al Rajhi Bank 144A (Saudi Arabia)	2/21/19	$0.00	69,459	$1,596,631
Halcon Resources Corp.	9/9/20	14.04	2,341	234
Han’s Laser Technology Industry Group Co., Ltd.
144A (China)	9/27/19	0.00	145,400	895,358
Hangzhou Hikvision Digital Technology Co., Ltd.
144A (China)	2/11/19	0.00	290,450	1,213,198
Samba Financial Group 144A (Saudi Arabia)	7/15/19	0.00	172,876	1,445,243
Saudi Kayan Petrochemical Co. 144A
(Saudi Arabia)	7/2/19	0.00	192,852	846,492
Shengyi Technology Co., Ltd. 144A (China)	5/24/19	0.00	669,400	1,024,442
Wuliangye Yibin Co., Ltd. 144A (China)	4/12/19	0.00	182,700	1,804,271
Total warrants (cost $9,452,233)				$8,825,869

	Principal
SENIOR LOANS (0.1%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.408%, 12/15/24	$335,490	$338,066
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.596%, 6/21/24	434,500	437,018
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.962%, 11/17/22	330,000	336,600
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.251%, 5/5/24	89,239	89,760

72 Dynamic Asset Allocation Growth Fund

	Principal
SENIOR LOANS (0.1%)*c cont.	amount	Value
Eagleclaw Midstream Ventures, LLC bank term loan FRN (BBA
LIBOR USD 3 Month + 4.25%), 6.492%, 6/30/24	$243,149	$239,400
Forterra Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.076%, 10/25/23	127,971	122,308
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.826%, 4/16/21	135,036	135,205
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.992%, 3/31/24	124,219	124,918
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.604%, 5/21/24	265,000	261,688
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.509%, 10/16/23	134,304	135,059
KCA Deutag Alpha, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 6.75%), 9.021%, 3/21/23	255,527	248,500
Keane Group Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.079%, 5/25/25	104,300	102,736
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.64%, 11/6/24	592,025	593,875
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 5.37%, 10/25/20	193,405	179,262
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.348%, 11/3/23	134,660	132,832
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.81%, 9/7/23	362,366	275,776
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.873%, 2/28/26	170,000	163,200
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 5.373%, 2/28/25	178,650	177,087
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.202%, 3/28/25	401,625	389,890
Total senior loans (cost $4,551,462)		$4,483,180

INVESTMENT COMPANIES (—%)*	Shares	Value
SPDR S&P 500 ETF Trust	3,548	$1,031,475
Total investment companies (cost $964,386)		$1,031,475

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.00	24,280,900	$24,280,900	$256,552
Total purchased options outstanding (cost $272,893)				$256,552

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	7,578	$212,260
Nine Point Energy 6.75% cv. pfd.	34	39,997
Total convertible preferred stocks (cost $172,507)		$252,257

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	6,720	$176,736
Total preferred stocks (cost $168,119)		$176,736

Dynamic Asset Allocation Growth Fund 73

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$155,000	$147,834
Total convertible bonds and notes (cost $143,958)		$147,834

	Principal amount/
SHORT-TERM INVESTMENTS (16.1%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.25% [d]	Shares	6,294,475	$6,294,475
Putnam Short Term Investment Fund 2.24% L	Shares	228,635,519	228,635,519
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.97% P	Shares	20,000	20,000
Barclays Bank PLC CCP asset backed commercial paper
2.064%, 10/12/18		$14,500,000	14,488,091
CHARTA, LLC asset backed commercial paper 2.264%, 11/14/18		10,000,000	9,970,925
Commonwealth Bank of Australia commercial paper
2.273%, 12/12/18		15,500,000	15,425,890
CRC Funding, LLC asset backed commercial paper
2.264%, 11/14/18		4,500,000	4,486,854
DnB Bank ASA/New York certificates of deposit 2.160%, 11/2/18		7,750,000	7,750,306
Export Development Canada commercial paper 2.072%, 11/5/18		14,000,000	13,967,534
Fairway Finance Co., LLC asset backed commercial paper
2.273%, 12/11/18		14,500,000	14,430,939
Liberty Street Funding, LLC asset backed commercial paper
2.273%, 12/14/18		14,750,000	14,676,902
Manhattan Asset Funding Co., LLC asset backed commercial
paper 2.224%, 10/24/18		10,000,000	9,984,074
MetLife Short Term Funding, LLC asset backed commercial paper
2.179%, 11/20/18		14,000,000	13,954,264
NRW.Bank commercial paper 2.094%, 10/12/18		14,075,001	14,063,182
Old Line Funding, LLC asset backed commercial paper
2.108%, 10/15/18		12,000,000	11,987,572
Regency Markets No. 1, LLC asset backed commercial paper
2.114%, 10/11/18		8,000,000	7,993,702
Regency Markets No. 1, LLC asset backed commercial paper
2.172%, 10/10/18		7,783,000	7,777,358
Simon Property Group LP commercial paper 2.177%, 11/13/18		9,250,000	9,223,691
Societe Generale SA commercial paper 2.182%, 10/11/18		10,750,000	10,741,705
Swedbank AB commercial paper 2.064%, 10/17/18		14,250,000	14,233,792
Total Capital Canada Ltd. commercial paper 2.232%, 12/4/18		14,000,000	13,939,500
U.S. Treasury Bills 1.962%, 10/11/18 # §		7,780,000	7,775,578
U.S. Treasury Bills 1.966%, 10/18/18 # §		307,000	306,698
U.S. Treasury Bills 1.978%, 10/4/18 §		2,012,001	2,011,661
U.S. Treasury Bills 1.998%, 10/25/18 # ∆ §		2,499,999	2,496,530
U.S. Treasury Bills 2.017%, 11/1/18 # ∆ §		7,065,001	7,052,452
U.S. Treasury Bills 2.043%, 11/8/18 # ∆ §		1,791,000	1,787,086
U.S. Treasury Bills 2.058%, 11/15/18 # ∆ § Φ		3,407,999	3,399,135
Victory Receivables Corp. asset backed commercial paper
2.177%, 11/9/18		14,750,000	14,710,478
Total short-term investments (cost $483,641,268)			$483,585,893

TOTAL INVESTMENTS
Total investments (cost $2,770,810,709)	$3,061,629,002

74 Dynamic Asset Allocation Growth Fund

Key to holding’s currency abbreviations

CAD	Canadian Dollar
CNH	Chinese Yuan (Offshore)
EUR	Euro
USD /$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2017 through September 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,009,067,855.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $9,675, or less than 0.1% of net assets.

Dynamic Asset Allocation Growth Fund 75

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $14,740,716 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,131,816 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,516,917 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $86,756 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $34,094,210 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

76 Dynamic Asset Allocation Growth Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	72.7%	Spain	0.8%
Japan	4.6	Norway	0.6
United Kingdom	3.0	Taiwan	0.6
Canada	2.7	Netherlands	0.6
France	2.0	South Korea	0.5
Germany	1.6	Italy	0.5
Australia	1.6	Brazil	0.5
China	1.5	Mexico	0.5
Sweden	1.3	Other	2.4
Switzerland	1.1	Total	100.0%
Hong Kong	0.9

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $487,671,514)
						Unrealized
	Contract		Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/17/18	$2,416,367	$2,404,756	$11,611
	British Pound	Buy	12/19/18	5,778,335	5,612,706	165,629
	Canadian Dollar	Sell	10/17/18	9,860,614	9,654,752	(205,862)
	Euro	Buy	12/19/18	4,612,936	4,598,240	14,696
	Hong Kong Dollar	Sell	11/19/18	10,283,525	10,264,460	(19,065)
	Japanese Yen	Sell	11/19/18	2,588,887	2,643,283	54,396
	New Zealand Dollar	Buy	10/17/18	2,824,195	2,834,446	(10,251)
	New Zealand Dollar	Sell	10/17/18	2,824,195	2,871,229	47,034
	Swedish Krona	Sell	12/19/18	2,509,972	2,463,364	(46,608)
Barclays Bank PLC
	Australian Dollar	Buy	10/17/18	6,224,461	6,303,760	(79,299)
	Australian Dollar	Sell	10/17/18	6,224,461	6,254,554	30,093
	British Pound	Sell	12/19/18	3,059,834	3,044,580	(15,254)
	Canadian Dollar	Buy	10/17/18	6,165,100	6,085,110	79,990
	Canadian Dollar	Sell	10/17/18	6,165,100	6,064,627	(100,473)
	Euro	Sell	12/19/18	177,286	177,703	417
	Japanese Yen	Sell	11/19/18	1,562,173	1,594,977	32,804
	New Zealand Dollar	Buy	10/17/18	3,031,156	3,012,080	19,076
	New Zealand Dollar	Sell	10/17/18	3,031,156	2,989,878	(41,278)
	Norwegian Krone	Buy	12/19/18	1,702,877	1,650,161	52,716
	Swiss Franc	Buy	12/19/18	5,239,193	5,299,621	(60,428)
Citibank, N.A.
	Australian Dollar	Buy	10/17/18	8,519,380	8,649,120	(129,740)
	Canadian Dollar	Buy	10/17/18	3,947,065	3,864,478	82,587
	Canadian Dollar	Sell	10/17/18	3,947,065	3,937,426	(9,639)
	Danish Krone	Buy	12/19/18	6,311,628	6,329,654	(18,026)
	Euro	Sell	12/19/18	3,011,170	3,046,466	35,296
	Japanese Yen	Buy	11/19/18	652,105	663,436	(11,331)
	New Zealand Dollar	Sell	10/17/18	414,584	416,110	1,526
	Swedish Krona	Sell	12/19/18	3,425,029	3,361,998	(63,031)

Dynamic Asset Allocation Growth Fund 77

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $487,671,514) cont.
						Unrealized
	Contract		Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International
	Australian Dollar	Buy	10/17/18	$14,991,796	$15,160,098	$(168,302)
	Australian Dollar	Sell	10/17/18	7,410,885	7,490,383	79,498
	Canadian Dollar	Buy	10/17/18	3,099,782	3,077,012	22,770
	Canadian Dollar	Sell	10/17/18	3,099,782	3,049,760	(50,022)
	Euro	Buy	12/19/18	3,021,337	3,062,115	(40,778)
	Euro	Sell	12/19/18	7,645,025	7,700,424	55,399
	Japanese Yen	Sell	11/19/18	2,917,575	2,987,544	69,969
	New Zealand Dollar	Buy	10/17/18	2,835,133	2,919,263	(84,130)
	New Zealand Dollar	Sell	10/17/18	2,835,133	2,883,966	48,833
	Swiss Franc	Buy	12/19/18	3,005,468	3,017,511	(12,043)
	Swiss Franc	Sell	12/19/18	3,003,004	3,064,697	61,693
Goldman Sachs International
	Australian Dollar	Buy	10/17/18	18,026,893	18,218,475	(191,582)
	Australian Dollar	Sell	10/17/18	18,026,893	18,038,491	11,598
	Canadian Dollar	Buy	10/17/18	1,053,682	1,055,790	(2,108)
	Euro	Sell	12/19/18	3,568,270	3,578,104	9,834
	Indian Rupee	Buy	11/19/18	3,006,558	3,025,332	(18,774)
	Indian Rupee	Sell	11/19/18	3,006,557	2,983,135	(23,422)
	Japanese Yen	Buy	11/19/18	1,480,256	1,510,028	(29,772)
	New Zealand Dollar	Sell	10/17/18	3,961,947	3,977,533	15,586
	Norwegian Krone	Buy	12/19/18	19,534,530	18,886,297	648,233
	South African Rand	Buy	10/17/18	27,432	26,963	469
	South African Rand	Sell	10/17/18	27,432	27,959	527
	Swedish Krona	Buy	12/19/18	9,250,129	9,130,568	119,561
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/17/18	6,991,458	7,041,572	(50,114)
	Australian Dollar	Sell	10/17/18	3,951,735	3,899,808	(51,927)
	British Pound	Sell	12/19/18	3,008,026	3,026,288	18,262
	Canadian Dollar	Buy	10/17/18	6,080,992	6,039,253	41,739
	Canadian Dollar	Sell	10/17/18	5,388,528	5,337,818	(50,710)
	Euro	Sell	12/19/18	6,044,895	6,108,025	63,130
	Indonesian Rupiah	Buy	12/19/18	2,987,726	2,992,252	(4,526)
	Indonesian Rupiah	Sell	12/19/18	3,005,852	2,988,924	(16,928)
	Japanese Yen	Sell	11/19/18	3,428,619	3,500,682	72,063
	New Zealand Dollar	Buy	10/17/18	5,630,426	5,620,650	9,776
	New Zealand Dollar	Sell	10/17/18	5,630,426	5,728,050	97,624
	Swedish Krona	Buy	12/19/18	3,030,546	3,066,882	(36,336)
	Swedish Krona	Sell	12/19/18	659,919	647,654	(12,265)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/17/18	4,882,180	4,989,478	(107,298)
	British Pound	Buy	12/19/18	3,041,518	3,040,097	1,421
	Canadian Dollar	Buy	10/17/18	3,457,748	3,450,492	7,256
	Canadian Dollar	Sell	10/17/18	3,457,748	3,385,076	(72,672)
	Euro	Sell	12/19/18	6,956,216	6,975,471	19,255

78 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $487,671,514) cont.
						Unrealized
	Contract		Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	JPMorgan Chase Bank N.A. cont.
	Japanese Yen	Sell	11/19/18	$3,026,394	$3,057,008	$30,614
	New Zealand Dollar	Buy	10/17/18	5,933,972	6,021,347	(87,375)
	New Zealand Dollar	Sell	10/17/18	5,933,972	6,029,882	95,910
	Norwegian Krone	Sell	12/19/18	122,824	42,792	(80,032)
	Singapore Dollar	Buy	11/19/18	2,505,711	2,518,042	(12,331)
	Swedish Krona	Sell	12/19/18	14,181,616	13,905,339	(276,277)
	Swiss Franc	Buy	12/19/18	5,222,050	5,283,877	(61,827)
	NatWest Markets PLC
	Australian Dollar	Buy	10/17/18	4,348,245	4,459,850	(111,605)
	Canadian Dollar	Buy	10/17/18	6,007,881	5,912,874	95,007
	Canadian Dollar	Sell	10/17/18	6,007,881	5,885,750	(122,131)
	Euro	Sell	12/19/18	944,862	947,182	2,320
	Japanese Yen	Sell	11/19/18	3,026,393	3,057,021	30,628
	New Zealand Dollar	Sell	10/17/18	3,041,563	3,056,326	14,763
	Norwegian Krone	Buy	12/19/18	1,519,695	1,523,422	(3,727)
	Swedish Krona	Sell	12/19/18	4,769,247	4,681,582	(87,665)
	State Street Bank and Trust Co.
	Australian Dollar	Buy	10/17/18	1,378,209	1,536,594	(158,385)
	British Pound	Sell	12/19/18	2,010,322	2,002,574	(7,748)
	Canadian Dollar	Sell	10/17/18	1,433,719	1,410,491	(23,228)
	Euro	Sell	12/19/18	10,364,381	10,393,896	29,515
	Japanese Yen	Sell	11/19/18	4,498,921	4,617,755	118,834
	New Zealand Dollar	Sell	10/17/18	3,041,564	3,085,290	43,726
	Norwegian Krone	Buy	12/19/18	9,885,972	9,683,659	202,313
	Swedish Krona	Sell	12/19/18	3,971,490	3,902,029	(69,461)
UBS AG
	Australian Dollar	Buy	10/17/18	6,703,382	6,874,572	(171,190)
	British Pound	Sell	12/19/18	3,020,847	3,048,894	28,047
	Canadian Dollar	Buy	10/17/18	6,080,140	6,025,143	54,997
	Canadian Dollar	Sell	10/17/18	6,080,140	5,991,802	(88,338)
	Euro	Sell	12/19/18	11,769,694	11,816,299	46,605
	Japanese Yen	Buy	11/19/18	563,785	575,718	(11,933)
	New Zealand Dollar	Sell	10/17/18	3,241,033	3,278,691	37,658
	Norwegian Krone	Buy	12/19/18	2,650,771	2,568,725	82,046
	WestPac Banking Corp.
	Australian Dollar	Buy	10/17/18	6,879,915	6,989,991	(110,076)
	Australian Dollar	Sell	10/17/18	6,879,915	6,885,468	5,553
	New Zealand Dollar	Sell	10/17/18	1,784,354	1,798,734	14,380
	Unrealized appreciation					3,035,283
	Unrealized (depreciation)					(3,317,323)
Total						$(282,040)

* The exchange currency for all contracts listed is the United States Dollar.

Dynamic Asset Allocation Growth Fund 79

FUTURES CONTRACTS OUTSTANDING at 9/30/18
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	1,833	$155,490,723	$155,878,320	Dec-18	$(1,923,298)
S&P 500 Index E-Mini (Long)	965	140,599,535	140,841,750	Dec-18	1,213,627
S&P 500 Index E-Mini (Short)	220	32,053,780	32,109,000	Dec-18	(281,691)
S&P Mid Cap 400 Index E-Mini (Long)	323	65,231,465	65,413,960	Dec-18	(570,066)
Tokyo Price Index (Long)	186	29,749,032	29,753,124	Dec-18	2,213,062
U.S. Treasury Bond 30 yr (Long)	80	11,240,000	11,240,000	Dec-18	(260,051)
U.S. Treasury Bond Ultra 30 yr (Long)	162	24,993,563	24,993,563	Dec-18	(757,168)
U.S. Treasury Bond Ultra 30 yr (Short)	6	925,688	925,688	Dec-18	27,238
U.S. Treasury Note 2 yr (Long)	290	61,112,969	61,112,969	Dec-18	(154,408)
U.S. Treasury Note 2 yr (Short)	212	44,675,688	44,675,688	Dec-18	105,576
U.S. Treasury Note 5 yr (Long)	556	62,536,969	62,536,969	Dec-18	(439,197)
U.S. Treasury Note 5 yr (Short)	405	45,553,008	45,553,008	Dec-18	315,760
U.S. Treasury Note 10 yr (Long)	248	29,457,750	29,457,750	Dec-18	(319,848)
U.S. Treasury Note Ultra 10 yr (Long)	6	756,000	756,000	Dec-18	(10,512)
Unrealized appreciation					3,875,263
Unrealized (depreciation)					(4,716,239)
Total					$(840,976)

WRITTEN OPTIONS OUTSTANDING at 9/30/18 (premiums $122,449)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.20	$24,280,900	$24,280,900	$115,140
Total				$115,140

TBA SALE COMMITMENTS OUTSTANDING at 9/30/18 (proceeds receivable $20,781,133)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.00%, 10/1/48	$9,000,000	10/11/18	$9,087,188
Federal National Mortgage Association, 3.50%, 10/1/48	3,000,000	10/11/18	2,952,188
Federal National Mortgage Association, 3.00%, 10/1/48	8,000,000	10/11/18	7,654,374
Government National Mortgage Association, 4.00%, 10/1/48	1,000,000	10/18/18	1,016,719
Total			$20,710,469

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/18
Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$69,192,800	$36,811 E	$(26,314)	12/19/20	3.05% —	3 month USD-	$10,497
				Semiannually	LIBOR-BBA —
Quarterly
43,259,500	23,014 E	15,171	12/19/20	3 month USD-	3.05% —	(7,843)
				LIBOR-BBA —	Semiannually
Quarterly

80 Dynamic Asset Allocation Growth Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$11,082,200	$2,239 E	$22,425	12/19/23	3 month USD-	3.10% —	$24,664
				LIBOR-BBA —	Semiannually
				Quarterly
31,767,900	6,417 E	(64,344)	12/19/23	3.10% —	3 month USD-	(70,762)
				Semiannually	LIBOR-BBA —
					Quarterly
15,148,100	20,086 E	11,338	12/19/28	3 month USD-	3.15% —	31,424
				LIBOR-BBA —	Semiannually
				Quarterly
33,509,900	44,434 E	(25,841)	12/19/28	3.15% —	3 month USD-	(70,275)
				Semiannually	LIBOR-BBA —
					Quarterly
5,540,000	75,920 E	(30,161)	12/19/48	3 month USD-	3.20% —	45,760
				LIBOR-BBA —	Semiannually
				Quarterly
2,369,100	32,466 E	12,848	12/19/48	3.20% —	3 month USD-	(19,619)
				Semiannually	LIBOR-BBA —
					Quarterly
4,217,000	10,483	(56)	9/28/28	3.143% —	3 month USD-	(10,805)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(84,934)				$(66,959)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$8,339	$8,322	$—	1/12/42	4.00% (1 month	Synthetic TRS	$50
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
139,644	139,253	—	1/12/41	4.00% (1 month	Synthetic TRS	771
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
351	351	—	1/12/38	6.50% (1 month	Synthetic TRS	4
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
112,953	112,615	—	1/12/40	4.50% (1 month	Synthetic MBX	(209)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Growth Fund 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$25,785	$25,807	$—	1/12/39	(6.00%) 1 month	Synthetic MBX	$(67)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
37,477	37,548	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(426)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,371	9,308	—	1/12/43	3.50% (1 month	Synthetic TRS	9
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
216,435	215,737	—	1/12/40	5.00% (1 month	Synthetic MBX	(407)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
731,913	729,448	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,481)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
252,285	252,389	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(581)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
281,292	280,344	—	1/12/41	5.00% (1 month	Synthetic MBX	(569)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
132,986,673	133,793,674	—	11/27/18	3 month USD-	Russell 1000 Total	(482,566)
				LIBOR-BBA plus	Return Index —
				0.35% — Quarterly	Quarterly
158,492,570	159,433,501	—	11/27/18	(3 month USD-	A basket	900,794
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.37%) —	common stocks —
				Quarterly	Quarterly*
Credit Suisse International
993,106	990,595	—	1/12/41	4.50% (1 month	Synthetic MBX Index	(1,387)
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
25,115	25,078	—	1/12/45	3.50% (1 month	Synthetic TRS	151
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

82 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$12,409	$12,447	$—	1/12/39	6.00% (1 month	Synthetic TRS	$180
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
2,326	2,329	—	1/12/38	6.50% (1 month	Synthetic TRS	30
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
20,646	20,603	—	1/12/42	4.00% (1 month	Synthetic TRS	125
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
20,646	20,603	—	1/12/42	4.00% (1 month	Synthetic TRS	125
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
85,978	85,662	—	1/12/40	4.00% (1 month	Synthetic TRS	441
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
14,476	14,482	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(33)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
17,385	17,392	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(40)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
328,156	328,291	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(756)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
139,644	139,253	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(772)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
49,630	49,529	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(300)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		902,680
Upfront premium (paid)		—		Unrealized (depreciation)		(489,594)
Total		$—		Total		$413,086

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

Dynamic Asset Allocation Growth Fund 83

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	38,985	$4,399,076	2.76%
Alphabet, Inc. Class A	Communication Services	3,300	3,983,875	2.50%
Apple, Inc.	Information Technology	17,160	3,873,619	2.43%
Intuit, Inc.	Information Technology	15,241	3,465,885	2.17%
Humana, Inc.	Health Care	9,151	3,097,939	1.94%
TJX Cos., Inc. (The)	Consumer Discretionary	26,627	2,982,802	1.87%
American Express Co.	Financials	27,989	2,980,525	1.87%
McDonald’s Corp.	Consumer Discretionary	17,815	2,980,326	1.87%
Danaher Corp.	Health Care	26,653	2,896,152	1.82%
Pfizer, Inc.	Health Care	63,448	2,796,142	1.75%
Raytheon Co.	Industrials	13,504	2,790,736	1.75%
Texas Instruments, Inc.	Information Technology	25,697	2,757,012	1.73%
Occidental Petroleum Corp.	Energy	33,331	2,738,832	1.72%
Lowe’s Cos., Inc.	Consumer Discretionary	23,718	2,723,300	1.71%
Northrop Grumman Corp.	Industrials	8,279	2,627,549	1.65%
Exxon Mobil Corp.	Energy	30,285	2,574,865	1.62%
Cognizant Technology Solutions Corp.	Information Technology	32,758	2,527,294	1.59%
Class A
Constellation Brands, Inc. Class A	Consumer Staples	11,583	2,497,584	1.57%
Honeywell International, Inc.	Industrials	14,638	2,435,832	1.53%
PNC Financial Services Group, Inc.	Financials	17,763	2,419,139	1.52%
(The)
American Electric Power Co., Inc.	Utilities	32,323	2,291,069	1.44%
eBay, Inc.	Consumer Discretionary	66,204	2,186,067	1.37%
Norfolk Southern Corp.	Industrials	11,866	2,141,737	1.34%
Johnson & Johnson	Health Care	15,051	2,079,646	1.30%
Microsoft Corp.	Information Technology	18,092	2,069,170	1.30%
Baxter International, Inc.	Health Care	26,485	2,041,728	1.28%
Kimberly-Clark Corp.	Consumer Staples	17,928	2,037,373	1.28%
F5 Networks, Inc.	Information Technology	9,656	1,925,639	1.21%
NetApp, Inc.	Information Technology	21,662	1,860,579	1.17%
Walt Disney Co. (The)	Communication Services	15,848	1,853,208	1.16%
Marathon Petroleum Corp.	Energy	22,789	1,822,418	1.14%
Allstate Corp. (The)	Financials	18,055	1,781,985	1.12%
HP, Inc.	Information Technology	68,517	1,765,694	1.11%
Duke Energy Corp.	Utilities	21,846	1,748,078	1.10%
Fidelity National Information	Information Technology	15,513	1,692,029	1.06%
Services, Inc.
Verizon Communications, Inc.	Communication Services	30,140	1,609,178	1.01%
Sysco Corp.	Consumer Staples	21,908	1,604,733	1.01%
Ross Stores, Inc.	Consumer Discretionary	15,491	1,535,178	0.96%
General Dynamics Corp.	Industrials	7,317	1,497,849	0.94%
Facebook, Inc. Class A	Communication Services	8,744	1,437,981	0.90%
Harris Corp.	Industrials	8,330	1,409,474	0.88%
Merck & Co., Inc.	Health Care	19,191	1,361,398	0.85%
Kinder Morgan, Inc.	Energy	74,114	1,314,043	0.82%

84 Dynamic Asset Allocation Growth Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Valero Energy Corp.	Energy	11,384	$1,294,908	0.81%
Red Hat, Inc.	Information Technology	9,483	1,292,366	0.81%
Waste Management, Inc.	Industrials	14,285	1,290,822	0.81%
Fiserv, Inc.	Information Technology	15,608	1,285,786	0.81%
UnitedHealth Group, Inc.	Health Care	4,766	1,267,895	0.80%
Worldpay, Inc. Class A	Information Technology	12,325	1,248,165	0.78%
Zoetis, Inc.	Health Care	13,336	1,221,037	0.77%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$1,367	$20,000	$2,358	5/11/63	300 bp —	$(981)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,591	43,000	5,070	5/11/63	300 bp —	(2,457)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,309	86,000	10,139	5/11/63	300 bp —	(4,787)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	5	7,000	86	5/11/63	200 bp —	(78)
Index						Monthly
CMBX NA A.6	A/P	8	7,000	86	5/11/63	200 bp —	(76)
Index						Monthly
CMBX NA A.6	A/P	(3)	7,000	86	5/11/63	200 bp —	(86)
Index						Monthly
CMBX NA A.6	A/P	22	14,000	172	5/11/63	200 bp —	(146)
Index						Monthly
CMBX NA A.6	A/P	507	52,000	640	5/11/63	200 bp —	(115)
Index						Monthly
CMBX NA A.6	A/P	1,451	112,000	1,378	5/11/63	200 bp —	111
Index						Monthly
CMBX NA A.6	A/P	958	208,000	2,558	5/11/63	200 bp —	(1,531)
Index						Monthly
CMBX NA A.6	A/P	3,305	239,000	2,940	5/11/63	200 bp —	445
Index						Monthly
CMBX NA BB.6	BB/P	57,595	234,000	48,859	5/11/63	500 bp —	8,931
Index						Monthly
CMBX NA BB.7	BB/P	13,625	106,000	13,398	1/17/47	500 bp —	314
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	34	22,000	271	5/11/63	200 bp —	(229)
Index						Monthly
CMBX NA A.6	A/P	77	40,000	492	5/11/63	200 bp —	(401)
Index						Monthly
CMBX NA A.6	A/P	12,962	260,000	3,198	5/11/63	200 bp —	9,851
Index						Monthly

Dynamic Asset Allocation Growth Fund 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA A.6	A/P	$118,908	$2,343,000	$28,819	5/11/63	200 bp —	$90,870
Index						Monthly
CMBX NA A.7	A-/P	3,286	79,000	103	1/17/47	200 bp —	3,415
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,049	74,000	8,725	5/11/63	300 bp —	(639)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,550	107,000	12,615	5/11/63	300 bp —	989
Index						Monthly
CMBX NA BBB–.6	BBB–/P	31,007	290,000	34,191	5/11/63	300 bp —	(3,039)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	33,278	421,000	23,744	1/17/47	300 bp —	9,744
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	136	18,000	221	5/11/63	200 bp —	(80)
Index						Monthly
CMBX NA A.6	A/P	6,277	124,000	1,525	5/11/63	200 bp —	4,793
Index						Monthly
CMBX NA A.6	A/P	6,453	124,000	1,525	5/11/63	200 bp —	4,969
Index						Monthly
CMBX NA A.6	A/P	6,277	124,000	1,525	5/11/63	200 bp —	4,793
Index						Monthly
CMBX NA A.6	A/P	8,866	135,000	1,661	5/11/63	200 bp —	7,250
Index						Monthly
CMBX NA A.6	A/P	8,151	165,000	2,030	5/11/63	200 bp —	6,177
Index						Monthly
CMBX NA A.6	A/P	7,609	246,000	3,026	5/11/63	200 bp —	4,665
Index						Monthly
CMBX NA A.6	A/P	13,238	257,000	3,161	5/11/63	200 bp —	10,163
Index						Monthly
CMBX NA A.6	A/P	12,800	408,000	5,018	5/11/63	200 bp —	7,917
Index						Monthly
CMBX NA A.6	A/P	34,350	570,000	7,011	5/11/63	200 bp —	27,529
Index						Monthly
CMBX NA A.6	A/P	35,368	695,000	8,549	5/11/63	200 bp —	27,051
Index						Monthly
CMBX NA A.7	A-/P	8,924	177,000	230	1/17/47	200 bp —	9,213
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,769	35,000	4,127	5/11/63	300 bp —	(1,340)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,006	37,000	4,362	5/11/63	300 bp —	(338)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,651	70,000	8,253	5/11/63	300 bp —	(4,567)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,769	70,000	8,253	5/11/63	300 bp —	(3,449)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,158	74,000	8,725	5/11/63	300 bp —	(530)
Index						Monthly

86 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$7,764	$92,000	$10,847	5/11/63	300 bp —	$(3,037)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,477	136,000	16,034	5/11/63	300 bp —	(4,490)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,435	144,000	16,978	5/11/63	300 bp —	(4,471)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,950	247,000	29,121	5/11/63	300 bp —	(17,048)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	31,899	262,000	30,890	5/11/63	300 bp —	1,141
Index						Monthly
CMBX NA BBB–.6	BBB–/P	67,247	717,000	84,534	5/11/63	300 bp —	(16,929)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	65,023	865,000	101,984	5/11/63	300 bp —	(36,528)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	31,583	401,000	22,616	1/17/47	300 bp —	9,167
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	13,558	64,000	13,363	5/11/63	500 bp —	248
Index						Monthly
CMBX NA BB.6	BB/P	14,604	69,000	14,407	5/11/63	500 bp —	254
Index						Monthly
CMBX NA A.6	A/P	132	16,000	197	5/11/63	200 bp —	(59)
Index						Monthly
CMBX NA A.6	A/P	5,480	107,000	1,316	5/11/63	200 bp —	4,200
Index						Monthly
CMBX NA A.6	A/P	8,974	145,000	1,784	5/11/63	200 bp —	7,239
Index						Monthly
CMBX NA A.6	A/P	10,305	171,000	2,103	5/11/63	200 bp —	8,259
Index						Monthly
CMBX NA A.6	A/P	14,837	293,000	3,604	5/11/63	200 bp —	11,331
Index						Monthly
CMBX NA A.6	A/P	5,134	298,000	3,665	5/11/63	200 bp —	1,568
Index						Monthly
CMBX NA A.6	A/P	19,478	331,000	4,071	5/11/63	200 bp —	15,517
Index						Monthly
CMBX NA A.6	A/P	16,035	352,000	4,330	5/11/63	200 bp —	11,823
Index						Monthly
CMBX NA A.6	A/P	10,929	381,000	4,686	5/11/63	200 bp —	6,369
Index						Monthly
CMBX NA A.6	A/P	12,641	383,000	4,711	5/11/63	200 bp —	8,058
Index						Monthly
CMBX NA A.6	A/P	13,363	408,000	5,018	5/11/63	200 bp —	8,480
Index						Monthly
CMBX NA A.6	A/P	13,700	453,000	5,572	5/11/63	200 bp —	8,279
Index						Monthly
CMBX NA A.6	A/P	23,250	511,000	6,285	5/11/63	200 bp —	17,135
Index						Monthly

Dynamic Asset Allocation Growth Fund 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA A.6	A/P	$16,858	$599,000	$7,368	5/11/63	200 bp —	$9,690
Index						Monthly
CMBX NA A.6	A/P	38,013	786,000	9,668	5/11/63	200 bp —	28,607
Index						Monthly
CMBX NA A.7	A-/P	10,218	233,000	303	1/17/47	200 bp —	10,598
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,108	20,000	2,358	5/11/63	300 bp —	760
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,181	23,000	2,712	5/11/63	300 bp —	(520)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,753	34,000	4,009	5/11/63	300 bp —	(239)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,150	37,000	4,362	5/11/63	300 bp —	(194)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,357	38,000	4,480	5/11/63	300 bp —	896
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,878	52,000	6,131	5/11/63	300 bp —	(227)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,500	52,000	6,131	5/11/63	300 bp —	395
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,053	55,000	6,485	5/11/63	300 bp —	(404)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,036	62,000	7,310	5/11/63	300 bp —	(242)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,102	137,000	16,152	5/11/63	300 bp —	8,019
Index						Monthly
CMBX NA BBB–.6	BBB–/P	85,746	716,000	84,416	5/11/63	300 bp —	1,688
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	1,016	78,000	959	5/11/63	200 bp —	83
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,042	45,000	5,306	5/11/63	300 bp —	(241)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	10,374	75,000	8,843	5/11/63	300 bp —	1,569
Index						Monthly
CMBX NA A.6	A/P	—	1,000	12	5/11/63	200 bp —	(12)
Index						Monthly
CMBX NA A.6	A/P	60	1,000	12	5/11/63	200 bp —	48
Index						Monthly
CMBX NA A.6	A/P	197	21,000	258	5/11/63	200 bp —	(54)
Index						Monthly
CMBX NA A.6	A/P	76	28,000	344	5/11/63	200 bp —	(259)
Index						Monthly
CMBX NA A.6	A/P	536	48,000	590	5/11/63	200 bp —	(38)
Index						Monthly

88 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA A.6	A/P	$940	$68,000	$836	5/11/63	200 bp —	$127
Index						Monthly
CMBX NA A.6	A/P	8,628	167,000	2,054	5/11/63	200 bp —	6,629
Index						Monthly
CMBX NA BB.6	BB/P	18,418	75,000	15,660	5/11/63	500 bp —	2,820
Index						Monthly
CMBX NA BB.6	BB/P	36,962	150,000	31,320	5/11/63	500 bp —	5,766
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,814	114,000	13,441	5/11/63	300 bp —	430
Index						Monthly
Upfront premium received		1,216,510		Unrealized appreciation			436,383
Upfront premium (paid)		(3)		Unrealized (depreciation)			(109,861)
Total		$1,216,507		Total			$326,522

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,802)	$243,000	$316	1/17/47	(200 bp) —	$(2,198)
					Monthly
CMBX NA BB.7 Index	(14,531)	72,000	9,101	1/17/47	(500 bp) —	(5,490)
					Monthly
CMBX NA BB.7 Index	(8,981)	55,000	6,952	1/17/47	(500 bp) —	(2,075)
					Monthly
CMBX NA BB.7 Index	(8,638)	55,000	6,952	1/17/47	(500 bp) —	(1,732)
					Monthly
CMBX NA BB.9 Index	(16,637)	108,000	14,947	9/17/58	(500 bp) —	(1,780)
					Monthly
CMBX NA BB.9 Index	(16,712)	108,000	14,947	9/17/58	(500 bp) —	(1,855)
					Monthly
CMBX NA BB.9 Index	(16,321)	106,000	14,670	9/17/58	(500 bp) —	(1,739)
					Monthly
CMBX NA BB.9 Index	(8,454)	54,000	7,474	9/17/58	(500 bp) —	(1,025)
					Monthly

Dynamic Asset Allocation Growth Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BB.7 Index	$(10,167)	$576,000	$120,269	5/11/63	(500 bp) —	$109,622
					Monthly
CMBX NA BB.7 Index	(49,346)	300,000	37,920	1/17/47	(500 bp) —	(11,676)
					Monthly
CMBX NA BB.7 Index	(28,223)	153,000	19,339	1/17/47	(500 bp) —	(9,011)
					Monthly
CMBX NA BB.9 Index	(26,498)	166,000	22,974	9/17/58	(500 bp) —	(3,662)
					Monthly
CMBX NA BB.9 Index	(6,930)	45,000	6,228	9/17/58	(500 bp) —	(739)
					Monthly
CMBX NA BB.9 Index	(4,223)	27,000	3,737	9/17/58	(500 bp) —	(509)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(23,529)	230,000	48,024	5/11/63	(500 bp) —	24,304
					Monthly
CMBX NA BB.7 Index	(6,961)	46,000	5,814	1/17/47	(500 bp) —	(1,185)
					Monthly
CMBX NA BB.7 Index	(86,296)	425,000	53,720	1/17/47	(500 bp) —	(32,930)
					Monthly
CMBX NA BB.7 Index	(16,548)	101,000	12,766	1/17/47	(500 bp) —	(3,866)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(11,020)	69,000	8,722	1/17/47	(500 bp) —	(2,356)
					Monthly
CMBX NA BB.7 Index	(10,231)	64,000	8,090	1/17/47	(500 bp) —	(2,195)
					Monthly
CMBX NA BB.6 Index	(13,694)	103,000	21,506	5/11/63	(500 bp) —	7,727
					Monthly
CMBX NA BB.6 Index	(11,389)	81,000	16,913	5/11/63	(500 bp) —	5,457
					Monthly
CMBX NA BB.6 Index	(3,452)	24,000	5,011	5/11/63	(500 bp) —	1,539
					Monthly
CMBX NA BB.7 Index	(91,245)	533,000	67,371	1/17/47	(500 bp) —	(24,318)
					Monthly
CMBX NA BB.7 Index	(21,925)	135,000	17,064	1/17/47	(500 bp) —	(4,973)
					Monthly
CMBX NA BB.7 Index	(12,452)	64,000	8,090	1/17/47	(500 bp) —	(4,416)
					Monthly
CMBX NA BB.7 Index	(11,519)	64,000	8,090	1/17/47	(500 bp) —	(3,483)
					Monthly
CMBX NA BB.7 Index	(8,638)	55,000	6,952	1/17/47	(500 bp) —	(1,732)
					Monthly
CMBX NA BB.7 Index	(8,140)	52,000	6,573	1/17/47	(500 bp) —	(1,610)
					Monthly
CMBX NA BBB–.7 Index	(13,213)	197,000	11,111	1/17/47	(300 bp) —	(2,201)
					Monthly

90 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.7 Index	$(3,090)	$42,000	$2,369	1/17/47	(300 bp) —	$(742)
					Monthly
CMBX NA BBB–.7 Index	(3,090)	42,000	2,369	1/17/47	(300 bp) —	(742)
					Monthly
CMBX NA BBB–.7 Index	(3,236)	29,000	1,636	1/17/47	(300 bp) —	(1,615)
					Monthly
CMBX NA BBB–.7 Index	(1,988)	22,000	1,241	1/17/47	(300 bp) —	(758)
					Monthly
CMBX NA BBB–.7 Index	(2,095)	20,000	1,128	1/17/47	(300 bp) —	(977)
					Monthly
CMBX NA BBB–.7 Index	(1,004)	9,000	508	1/17/47	(300 bp) —	(501)
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(44,585)	257,000	32,485	1/17/47	(500 bp) —	(12,314)
					Monthly
CMBX NA BB.9 Index	(16,892)	108,000	14,947	9/17/58	(500 bp) —	(2,036)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(4,177)	41,000	2,312	1/17/47	(300 bp) —	(1,886)
					Monthly
CMBX NA BB.7 Index	(30,166)	150,000	18,960	1/17/47	(500 bp) —	(11,331)
					Monthly
CMBX NA BB.7 Index	(24,296)	126,000	15,926	1/17/47	(500 bp) —	(8,475)
					Monthly
CMBX NA BB.7 Index	(15,137)	75,000	9,480	1/17/47	(500 bp) —	(5,719)
					Monthly
Upfront premium received	—		Unrealized appreciation			148,649
Upfront premium (paid)	(717,471)		Unrealized (depreciation)			(175,852)
Total	$(717,471)		Total			$(27,203)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18
		Upfront
		premium			Termi-	Payments
		received	Notional		nation	received	Unrealized
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	appreciation
NA HY Series 31	B+/P	$(1,801,502)	$25,071,000	$1,833,568	12/20/23	500 bp —	$42,512
Index						Quarterly
NA IG Series 31	BBB+/P	(917,853)	52,190,000	1,008,624	12/20/23	100 bp —	98,019
Index						Quarterly
Total		$(2,719,355)					$140,531

Dynamic Asset Allocation Growth Fund 91

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18
	Upfront
	premium			Termi-	Payments
Referenced	received	Notional		nation	(paid)	Unrealized
debt*	(paid)**	amount	Value	date	by fund	depreciation
NA HY Series 31	$4,158,385	$57,913,000	$4,235,467	12/20/23	(500 bp) —	$(101,213)
Index					Quarterly
Total	$4,158,385					$(101,213)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$94,199,505	$—	$—
Capital goods	148,739,436	—	—
Communication services	53,767,335	—	—
Conglomerates	12,495,322	—	—
Consumer cyclicals	283,508,100	—	4
Consumer staples	161,189,909	—	9,671
Energy	116,178,652	—	30,660
Financials	384,260,578	—	—
Government	79,400	—	—
Health care	253,274,804	—	—
Technology	431,282,274	—	—
Transportation	38,893,166	—	—
Utilities and power	69,625,069	8,192	—
Total common stocks	2,047,493,550	8,192	40,335

92 Dynamic Asset Allocation Growth Fund

		Valuation inputs
Investments in securities: cont.	Level 1	Level 2	Level 3
Asset-backed securities	$—	$11,464,010	$—
Commodity linked notes	—	19,611,546	—
Convertible bonds and notes	—	147,834	—
Convertible preferred stocks	—	252,257	—
Corporate bonds and notes	—	287,152,475	26
Foreign government and agency bonds and notes	—	10,737,990	—
Investment companies	1,031,475	—	—
Mortgage-backed securities	—	49,028,140	—
Preferred stocks	176,736	—	—
Purchased options outstanding	—	256,552	—
Senior loans	—	4,483,180	—
U.S. government and agency mortgage obligations	—	137,220,368	—
U.S. treasury obligations	—	112,574	—
Warrants	234	8,825,635	—
Short-term investments	228,655,519	254,930,374	—
Totals by level	$2,277,357,514	$784,231,127	$40,361

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(282,040)	$—
Futures contracts	(840,976)	—	—
Written options outstanding	—	(115,140)	—
TBA sale commitments	—	(20,710,469)	—
Interest rate swap contracts	—	17,975	—
Total return swap contracts	—	413,086	—
Credit default contracts	—	(1,599,429)	—
Totals by level	$(840,976)	$(22,276,017)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 93

Statement of assets and liabilities 9/30/18

ASSETS
Investment in securities, at value, including $6,094,574 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $2,535,880,715)	$2,826,699,008
Affiliated issuers (identified cost $234,929,994) (Notes 1 and 5)	234,929,994
Foreign currency (cost $1,286,417) (Note 1)	1,399,871
Dividends, interest and other receivables	8,395,140
Foreign tax reclaim	858,552
Receivable for shares of the fund sold	8,634,526
Receivable for investments sold	7,867,074
Receivable for sales of delayed delivery securities (Note 1)	19,785,049
Receivable for variation margin on futures contracts (Note 1)	808,810
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,450
Unrealized appreciation on forward currency contracts (Note 1)	3,035,283
Unrealized appreciation on OTC swap contracts (Note 1)	1,487,712
Premium paid on OTC swap contracts (Note 1)	717,474
Prepaid assets	53,134
Total assets	3,114,673,077

LIABILITIES
Payable to custodian	133,186
Payable for investments purchased	3,395,453
Payable for purchases of delayed delivery securities (Note 1)	29,639,781
Payable for shares of the fund repurchased	35,165,050
Payable for compensation of Manager (Note 2)	1,462,521
Payable for custodian fees (Note 2)	155,054
Payable for investor servicing fees (Note 2)	629,522
Payable for Trustee compensation and expenses (Note 2)	504,541
Payable for administrative services (Note 2)	11,669
Payable for distribution fees (Note 2)	1,385,929
Payable for variation margin on futures contracts (Note 1)	49,218
Payable for variation margin on centrally cleared swap contracts (Note 1)	38,882
Unrealized depreciation on OTC swap contracts (Note 1)	775,307
Premium received on OTC swap contracts (Note 1)	1,216,510
Unrealized depreciation on forward currency contracts (Note 1)	3,317,323
Written options outstanding, at value (premiums $122,449) (Note 1)	115,140
TBA sale commitments, at value (proceeds receivable $20,781,133) (Note 1)	20,710,469
Collateral on securities loaned, at value (Note 1)	6,294,475
Collateral on certain derivative contracts, at value (Notes 1 and 9)	132,574
Other accrued expenses	472,618
Total liabilities	105,605,222

Net assets	$3,009,067,855

(Continued on next page)

94 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,479,352,889
Total distributable earnings (Note 1)	529,714,966
Total — Representing net assets applicable to capital shares outstanding	$3,009,067,855

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,689,770,429 divided by 95,069,574 shares)	$17.77
Offering price per class A share (100/94.25 of $17.77)*	$18.85
Net asset value and offering price per class B share ($60,391,272 divided by 3,492,286 shares)**	$17.29
Net asset value and offering price per class C share ($267,362,614 divided by 16,098,971 shares)**	$16.61
Net asset value and redemption price per class M share ($30,127,914 divided by 1,741,131 shares)	$17.30
Offering price per class M share (100/96.50 of $17.30)*	$17.93
Net asset value, offering price and redemption price per class P share
($261,163,074 divided by 14,476,781 shares)	$18.04
Net asset value, offering price and redemption price per class R share
($33,614,946 divided by 1,938,376 shares)	$17.34
Net asset value, offering price and redemption price per class R5 share
($17,967,112 divided by 999,063 shares)	$17.98
Net asset value, offering price and redemption price per class R6 share
($301,016,473 divided by 16,689,464 shares)	$18.04
Net asset value, offering price and redemption price per class Y share
($347,654,021 divided by 19,320,304 shares)	$17.99

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 95

Statement of operations Year ended 9/30/18

INVESTMENT INCOME
Dividends (net of foreign tax of $1,896,506)	$46,755,717
Interest (net of foreign tax of $2,819 ) (including interest income of $4,367,410 from investments
in affiliated issuers) (Note 5)	28,820,254
Securities lending (net of expenses) (Notes 1 and 5)	123,523
Total investment income	75,699,494

EXPENSES
Compensation of Manager (Note 2)	17,420,847
Investor servicing fees (Note 2)	4,168,913
Custodian fees (Note 2)	388,067
Trustee compensation and expenses (Note 2)	137,817
Distribution fees (Note 2)	8,043,987
Administrative services (Note 2)	86,131
Other	1,070,458
Total expenses	31,316,220
Expense reduction (Note 2)	(103,644)
Net expenses	31,212,576

Net investment income	44,486,918

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $629,688) (Notes 1 and 3)	183,916,466
Foreign currency transactions (Note 1)	(321,037)
Forward currency contracts (Note 1)	(9,009,628)
Futures contracts (Note 1)	70,117,809
Swap contracts (Note 1)	2,442,987
Written options (Note 1)	1,936,619
Total net realized gain	249,083,216
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(3,442,305)
Assets and liabilities in foreign currencies	114,834
Forward currency contracts	(1,223,687)
Futures contracts	(17,195,865)
Swap contracts	3,497,433
Written options	(634,692)
Total change in net unrealized depreciation	(18,884,282)

Net gain on investments	230,198,934

Net increase in net assets resulting from operations	$274,685,852

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/18	Year ended 9/30/17
Operations
Net investment income	$44,486,918	$36,140,673
Net realized gain on investments
and foreign currency transactions	249,083,216	210,410,045
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(18,884,282)	157,382,127
Net increase in net assets resulting from operations	274,685,852	403,932,845
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(28,452,691)	(5,525,214)
Class B	(702,570)	—
Class C	(3,747,365)	—
Class M	(372,694)	—
Class P	(5,567,352)	(1,053,302)
Class R	(556,028)	(53,962)
Class R5	(352,890)	(24,126)
Class R6	(5,353,555)	(1,102,358)
Class Y	(6,050,722)	(1,079,785)
Net realized short-term gain on investments
Class A	(51,915,217)	—
Class B	(2,314,577)	—
Class C	(10,384,053)	—
Class M	(995,529)	—
Class P	(8,295,075)	—
Class R	(1,106,458)	—
Class R5	(536,575)	—
Class R6	(8,098,618)	—
Class Y	(9,645,371)	—
From net realized long-term gain on investments
Class A	(72,138,515)	(17,606,540)
Class B	(3,216,208)	(915,711)
Class C	(14,429,105)	(3,233,705)
Class M	(1,383,332)	(368,605)
Class P	(11,526,378)	(2,562,288)
Class R	(1,537,473)	(289,855)
Class R5	(745,594)	(46,760)
Class R6	(11,253,391)	(1,741,541)
Class Y	(13,402,675)	(2,416,662)
Increase from capital share transactions (Note 4)	217,783,100	32,903,033
Total increase in net assets	218,388,941	398,815,464

NET ASSETS
Beginning of year	2,790,678,914	2,391,863,450
End of year (Note 1)	$3,009,067,855	$2,790,678,914

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 97

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2018	$17.83	.26	1.43	1.69	(.33)	(1.42)	(1.75)	$17.77	9.85	$1,689,770	1.07	1.51	109
September 30, 2017	15.50	.23	2.35	2.58	(.06)	(.19)	(.25)	17.83	16.84	1,586,679	1.08	1.41	124
September 30, 2016	15.05	.20	1.21	1.41	(.31)	(.65)	(.96)	15.50	9.73	1,482,617	1.08[e]	1.32[e]	216
September 30, 2015	17.58	.17	(.29)	(.12)	(.34)	(2.07)	(2.41)	15.05	(1.26)	1,385,646	1.05	1.05	196
September 30, 2014	15.60	.21	2.00	2.21	(.23)	—	(.23)	17.58	14.29	1,362,485	1.06	1.21	188
Class B
September 30, 2018	$17.37	.12	1.40	1.52	(.18)	(1.42)	(1.60)	$17.29	9.06	$60,391	1.82	.73	109
September 30, 2017	15.17	.10	2.29	2.39	—	(.19)	(.19)	17.37	15.90	71,515	1.83	.63	124
September 30, 2016	14.72	.08	1.20	1.28	(.18)	(.65)	(.83)	15.17	8.95	77,832	1.83[e]	.56[e]	216
September 30, 2015	17.22	.05	(.29)	(.24)	(.19)	(2.07)	(2.26)	14.72	(2.02)	84,801	1.80	.28	196
September 30, 2014	15.28	.08	1.97	2.05	(.11)	—	(.11)	17.22	13.45	107,877	1.81	.45	188
Class C
September 30, 2018	$16.78	.12	1.34	1.46	(.21)	(1.42)	(1.63)	$16.61	9.06	$267,363	1.82	.74	109
September 30, 2017	14.65	.10	2.22	2.32	—	(.19)	(.19)	16.78	15.99	288,335	1.83	.66	124
September 30, 2016	14.30	.08	1.14	1.22	(.22)	(.65)	(.87)	14.65	8.85	253,401	1.83[e]	.58[e]	216
September 30, 2015	16.82	.05	(.27)	(.22)	(.23)	(2.07)	(2.30)	14.30	(1.99)	209,239	1.80	.30	196
September 30, 2014	14.94	.07	1.94	2.01	(.13)	—	(.13)	16.82	13.49	168,304	1.81	.46	188
Class M
September 30, 2018	$17.38	.17	1.39	1.56	(.22)	(1.42)	(1.64)	$17.30	9.33	$30,128	1.57	.99	109
September 30, 2017	15.14	.15	2.28	2.43	—	(.19)	(.19)	17.38	16.20	33,775	1.58	.91	124
September 30, 2016	14.72	.12	1.18	1.30	(.23)	(.65)	(.88)	15.14	9.15	29,745	1.58[e]	.82[e]	216
September 30, 2015	17.23	.09	(.28)	(.19)	(.25)	(2.07)	(2.32)	14.72	(1.71)	28,800	1.55	.54	196
September 30, 2014	15.30	.12	1.97	2.09	(.16)	—	(.16)	17.23	13.71	30,005	1.56	.71	188
Class P
September 30, 2018	$18.07	.34	1.45	1.79	(.40)	(1.42)	(1.82)	$18.04	10.34	$261,163.66		1.92	109
September 30, 2017	15.66	.31	2.37	2.68	(.08)	(.19)	(.27)	18.07	17.32	247,817.67		1.85	124
September 30, 2016†	15.60	.02	.04	.06	—	—	—	15.66	.38*	198,605	.06*	.14*	216
Class R
September 30, 2018	$17.45	.22	1.39	1.61	(.30)	(1.42)	(1.72)	$17.34	9.59	$33,615	1.32	1.26	109
September 30, 2017	15.19	.19	2.30	2.49	(.04)	(.19)	(.23)	17.45	16.54	31,963	1.33	1.18	124
September 30, 2016	14.74	.16	1.18	1.34	(.24)	(.65)	(.89)	15.19	9.42	23,273	1.33[e]	1.09[e]	216
September 30, 2015	17.28	.13	(.28)	(.15)	(.32)	(2.07)	(2.39)	14.74	(1.50)	12,375	1.30	.80	196
September 30, 2014	15.33	.16	1.98	2.14	(.19)	—	(.19)	17.28	14.06	19,617	1.31	.96	188

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 99

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
September 30, 2018	$18.04	.32	1.43	1.75	(.39)	(1.42)	(1.81)	$17.98	10.13	$17,967.80		1.79	109
September 30, 2017	15.67	.24	2.42	2.66	(.10)	(.19)	(.29)	18.04	17.19	2,228.81		1.46	124
September 30, 2016	15.21	.23	1.23	1.46	(.35)	(.65)	(1.00)	15.67	9.98	4,112	.81[e]	1.53[e]	216
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(1.00)	7,051.80		1.31	196
September 30, 2014	15.76	.26	2.02	2.28	(.30)	—	(.30)	17.74	14.59	6,434.81		1.51	188
Class R6
September 30, 2018	$18.07	.33	1.45	1.78	(.39)	(1.42)	(1.81)	$18.04	10.30	$301,016.70		1.89	109
September 30, 2017	15.71	.31	2.36	2.67	(.12)	(.19)	(.31)	18.07	17.25	232,495.71		1.85	124
September 30, 2016	15.24	.26	1.23	1.49	(.37)	(.65)	(1.02)	15.71	10.16	135,367	.71[e]	1.72[e]	216
September 30, 2015	17.78	.23	(.30)	(.07)	(.40)	(2.07)	(2.47)	15.24	(.94)	59,064.70		1.42	196
September 30, 2014	15.77	.27	2.03	2.30	(.29)	—	(.29)	17.78	14.74	31,438.71		1.56	188
Class Y
September 30, 2018	$18.03	.31	1.44	1.75	(.37)	(1.42)	(1.79)	$17.99	10.14	$347,654.82		1.77	109
September 30, 2017	15.66	.28	2.36	2.64	(.08)	(.19)	(.27)	18.03	17.11	295,870.83		1.70	124
September 30, 2016	15.21	.24	1.22	1.46	(.36)	(.65)	(1.01)	15.66	9.95	186,911	.83[e]	1.59[e]	216
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(.96)	254,253.80		1.31	196
September 30, 2014	15.73	.25	2.02	2.27	(.26)	—	(.26)	17.74	14.59	146,825.81		1.46	188

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 101

Notes to financial statements 9/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2017 through September 30, 2018.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

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Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

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To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

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Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

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An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as

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a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward

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Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $330,901 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $995,908 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,131,816 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $6,294,475 and the value of securities loaned amounted to $6,094,574.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

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The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $9,307,532 to decrease undistributed net investment income, $1,679 to decrease paid-in capital and $9,309,211 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$366,062,570
Unrealized depreciation	(80,038,375)
Net unrealized appreciation	286,024,195
Undistributed ordinary income	29,965,921
Undistributed long-term gain	170,006,358
Undistributed short-term gain	43,731,925
Cost for federal income tax purposes	$2,752,487,814

For the fiscal year ended September 30, 2017, the fund had undistributed net investment income of $45,280,330.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

Dynamic Asset Allocation Growth Fund 109

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.592% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,750,403	Class R	55,769
Class B	111,167	Class R5	25,806
Class C	476,668	Class R6	136,697
Class M	51,665	Class Y	534,124
Class P	26,614	Total	$4,168,913

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $11,612 under the expense offset arrangements and by $92,032 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,137, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

110 Dynamic Asset Allocation Growth Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$4,122,501
Class B	1.00%	1.00%	666,138
Class C	1.00%	1.00%	2,855,966
Class M	1.00%	0.75%	232,204
Class R	1.00%	0.50%	167,178
Total			$8,043,987

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $383,113 and $9,653 from the sale of class A and class M shares, respectively, and received $25,055 and $13,394 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,155 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,727,146,701	$2,725,743,513
U.S. government securities (Long-term)	—	—
Total	$2,727,146,701	$2,725,743,513

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Asset Allocation Growth Fund 111

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	12,015,924	$207,255,312	8,796,821	$144,483,286
Shares issued in connection with
reinvestment of distributions	8,630,489	147,149,841	1,422,198	22,328,448
	20,646,413	354,405,153	10,219,019	166,811,734
Shares repurchased	(14,570,153)	(254,579,467)	(16,878,262)	(276,718,126)
Net increase (decrease)	6,076,260	$99,825,686	(6,659,243)	$(109,906,392)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	136,009	$2,287,010	316,353	$4,953,362
Shares issued in connection with
reinvestment of distributions	367,156	6,127,834	58,383	898,508
	503,165	8,414,844	374,736	5,851,870
Shares repurchased	(1,126,887)	(19,148,726)	(1,390,950)	(22,213,812)
Net decrease	(623,722)	$(10,733,882)	(1,016,214)	$(16,361,942)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	4,499,685	$73,598,945	3,497,029	$54,382,776
Shares issued in connection with
reinvestment of distributions	1,731,364	27,753,760	206,130	3,065,160
	6,231,049	101,352,705	3,703,159	57,447,936
Shares repurchased	(7,316,730)	(117,415,413)	(3,813,513)	(59,179,982)
Net decrease	(1,085,681)	$(16,062,708)	(110,354)	$(1,732,046)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	255,118	$4,371,857	207,177	$3,313,685
Shares issued in connection with
reinvestment of distributions	164,034	2,734,451	23,929	367,793
	419,152	7,106,308	231,106	3,681,478
Shares repurchased	(620,874)	(10,881,946)	(253,382)	(4,052,721)
Net decrease	(201,722)	$(3,775,638)	(22,276)	$(371,243)

112 Dynamic Asset Allocation Growth Fund

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class P	Shares	Amount	Shares	Amount
Shares sold	4,958,883	$87,994,480	7,629,617	$124,459,992
Shares issued in connection with
reinvestment of distributions	1,472,696	25,388,805	227,825	3,615,590
	6,431,579	113,383,285	7,857,442	128,075,582
Shares repurchased	(5,667,955)	(100,499,631)	(6,825,910)	(113,648,231)
Net increase	763,624	$12,883,654	1,031,532	$14,427,351

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	543,322	$9,202,679	735,469	$11,887,702
Shares issued in connection with
reinvestment of distributions	163,612	2,727,405	18,323	282,177
	706,934	11,930,084	753,792	12,169,879
Shares repurchased	(600,303)	(10,170,684)	(454,230)	(7,206,642)
Net increase	106,631	$1,759,400	299,562	$4,963,237

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	931,200	$16,827,876	124,065	$2,126,790
Shares issued in connection with
reinvestment of distributions	94,951	1,635,059	4,472	70,886
	1,026,151	18,462,935	128,537	2,197,676
Shares repurchased	(150,628)	(2,665,808)	(267,346)	(4,487,683)
Net increase (decrease)	875,523	$15,797,127	(138,809)	$(2,290,007)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	6,233,264	$110,880,690	6,565,511	$109,717,431
Shares issued in connection with
reinvestment of distributions	1,431,377	24,705,564	179,200	2,843,899
	7,664,641	135,586,254	6,744,711	112,561,330
Shares repurchased	(3,841,915)	(68,377,756)	(2,496,789)	(41,688,524)
Net increase	3,822,726	$67,208,498	4,247,922	$70,872,806

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	6,858,331	$121,023,261	7,404,273	$122,183,309
Shares issued in connection with
reinvestment of distributions	1,608,753	27,718,819	212,733	3,371,816
	8,467,084	148,742,080	7,617,006	125,555,125
Shares repurchased	(5,554,670)	(97,861,117)	(3,145,459)	(52,253,856)
Net increase	2,912,414	$50,880,963	4,471,547	$73,301,269

At the close of the reporting period, the Putnam RetirementReady Funds owned 9.1% of the fund.

Dynamic Asset Allocation Growth Fund 113

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/17	cost	proceeds	income	of 9/30/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$31,273,602	$269,338,351	$294,317,478	$455,666	$6,294,475
Putnam Short Term
Investment Fund**	234,437,630	418,842,650	424,644,761	4,367,410	228,635,519
Total Short-term
investments	$265,711,232	$688,181,001	$718,962,239	$4,823,076	$234,929,994

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

114 Dynamic Asset Allocation Growth Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$40,000
Purchased currency options (contract amount)	$38,100,000
Written equity option contracts (contract amount)	$42,000
Written currency options (contract amount)	$28,700,000
Written swap option contracts (contract amount)	$960,000
Futures contracts (number of contracts)	7,000
Forward currency contracts (contract amount)	$739,700,000
Centrally cleared interest rate swap contracts (notional)	$222,400,000
OTC total return swap contracts (notional)	$278,200,000
OTC credit default contracts (notional)	$26,500,000
Centrally cleared credit default contracts (notional)	$122,800,000
Warrants (number of warrants)	1,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$3,551,348*	Unrealized depreciation	$5,150,777*
Foreign exchange
contracts	Investments, Receivables	3,291,835	Payables	3,432,463
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	13,153,352*	Unrealized depreciation	3,257,621*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	585,517*	Unrealized depreciation	2,065,294*
Total		$20,582,052		$13,906,155

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Growth Fund 115

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(408,879)	$(408,879)
Foreign exchange
contracts	—	(835,543)	—	(9,009,628)	—	$(9,845,171)
Equity contracts	640,373	—	70,427,781	—	(115,327)	$70,952,827
Interest rate
contracts	—	262,371	(309,972)	—	2,967,193	$2,919,592
Total	$640,373	$(573,172)	$70,117,809	$(9,009,628)	$2,442,987	$63,618,369

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$423,392	$423,392
Foreign exchange
contracts	—	114,548	—	(1,223,687)	—	$(1,109,139)
Equity contracts	(998,514)	94,477	(15,543,297)	—	3,211,195	$(13,236,139)
Interest rate
contracts	—	(481,740)	(1,652,568)	—	(137,154)	$(2,271,462)
Total	$(998,514)	$(272,715)	$(17,195,865)	$(1,223,687)	$3,497,433	$(16,193,348)

116 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 117

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap
contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OTC Total return swap contracts*#	—	834	—	900,794	—	151	901	—	—	—	—	—	—	—	—	—	—	902,680
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	129	289	—	—	380	—	—	—	—	—	—	—	798
OTC Credit default contracts —
protection purchased*#	—	—	—	—	74,578	209,412	119,657	—	—	193,525	47,127	—	46,365	—	—	—	—	690,664
Centrally cleared credit default contracts§	—	—	1,450	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,450
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	808,810	—	—	—	—	—	808,810
Forward currency contracts#	293,366	215,096	—	119,409	—	338,162	805,808	302,594	154,456	—	—	—	—	142,718	394,388	249,353	19,933	3,035,283
Purchased options**#	—	—	—	—	—	—	256,552	—	—	—	—	—	—	—	—	—	—	256,552
Total Assets	$293,366	$215,930	$1,450	$1,020,203	$74,578	$547,854	$1,183,207	$302,594	$154,456	$193,905	$47,127	$808,810	$46,365	$142,718	$394,388	$249,353	$19,933	$5,696,237
Liabilities:
Centrally cleared interest rate swap
contracts§	—	—	20,365	—	—	—	—	—	—	—	—	—	—	—	—	—	—	20,365
OTC Total return swap contracts*#	—	3,171	—	483,135	—	1,387	829	—	—	1,072	—	—	—	—	—	—	—	489,594
OTC Credit default contracts —
protection sold*#	17,492	—	—	—	69,704	110,719	379,448	—	—	234,225	6,216	—	72,979	—	—	—	—	890,783
OTC Credit default contracts —
protection purchased*#	—	—	—	—	396	—	—	—	—	—	—	—	—	—	—	—	—	396
Centrally cleared credit default contracts§	—	—	18,517	—	—	—	—	—	—	—	—	—	—	—	—	—	—	18,517
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	49,218	—	—	—	—	—	49,218
Forward currency contracts#	281,786	296,732	—	231,767	—	355,275	265,658	222,806	697,812	—	—	—	—	325,128	258,822	271,461	110,076	3,317,323
Written options#	—	—	—	—	—	—	115,140	—	—	—	—	—	—	—	—	—	—	115,140
Total Liabilities	$299,278	$299,903	$38,882	$714,902	$70,100	$467,381	$761,075	$222,806	$697,812	$235,297	$6,216	$49,218	$72,979	$325,128	$258,822	$271,461	$110,076	$4,901,336
Total Financial and Derivative
Net Assets	$(5,912)	$(83,973)	$(37,432)	$305,301	$4,478	$80,473	$422,132	$79,788	$(543,356)	$(41,392)	$40,911	$759,592	$(26,614)	$(182,410)	$135,566	$(22,108)	$(90,143)	$794,901
Total collateral received (pledged)†##	$112,574	$—	$—	$—	$—	$20,000	$330,901	$—	$(543,356)	$—	$—	$—	$(26,614)	$(182,410)	$—	$(22,108)	$—
Net amount	$(118,486)	$(83,973)	$(37,432)	$305,301	$4,478	$60,473	$91,231	$79,788	$—	$(41,392)	$40,911	$759,592	$—	$—	$135,566	$—	$(90,143)
Controlled collateral received (including
TBA commitments)**	$112,574	$—	$—	$—	$—	$20,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$132,574
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$330,901	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$330,901
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$(644,784)	$(86,756)	$—	$—	$(42,914)	$(231,629)	$—	$(212,489)	$—	$(1,218,572)

118 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 119

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $14,740,716 and $2,516,917, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

120 Dynamic Asset Allocation Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Balanced Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 9/30/18

COMMON STOCKS (58.9%)*	Shares	Value
Basic materials (2.1%)
Air Products & Chemicals, Inc.	26,300	$4,393,415
Anglo American PLC (United Kingdom)	116,712	2,621,070
ArcelorMittal SA (France)	103,396	3,217,286
Arkema SA (France)	14,341	1,776,622
BASF SE (Germany)	34,065	3,027,643
BHP Billiton, Ltd. (Australia)	44,101	1,103,950
BlueScope Steel, Ltd. (Australia)	192,770	2,366,057
Boliden AB (Sweden)	23,842	665,035
Cabot Corp.	16,300	1,022,336
Celanese Corp.	26,700	3,043,800
CIMIC Group, Ltd. (Australia)	17,619	654,115
Covestro AG (Germany)	37,243	3,020,816
Domtar Corp.	23,900	1,246,863
Evonik Industries AG (Germany)	50,339	1,803,063
HOCHTIEF AG (Germany)	2,901	480,980
Huntsman Corp.	130,800	3,561,684
Mitsubishi Chemical Holdings Corp. (Japan)	155,400	1,487,392
Mitsubishi Gas Chemical Co., Inc. (Japan)	27,800	591,869
Newmont Mining Corp.	115,600	3,491,120
Packaging Corp. of America	35,100	3,850,119
Rio Tinto PLC (United Kingdom)	82,703	4,182,450
Royal Gold, Inc.	11,400	878,484
Sealed Air Corp.	20,900	839,135
Sherwin-Williams Co. (The)	452	205,755
South32, Ltd. (Australia)	90,049	255,160
Taisei Corp. (Japan)	38,600	1,759,796
Univar, Inc. †	23,700	726,642
UPM-Kymmene OYJ (Finland)	44,014	1,727,264
W.R. Grace & Co.	29,900	2,136,654
Weyerhaeuser Co. R	109,500	3,533,565
		59,670,140
Capital goods (4.5%)
ACS Actividades de Construccion y Servicios SA (Spain)	52,354	2,229,617
AECOM †	30,100	983,066
Allison Transmission Holdings, Inc.	80,700	4,197,207
Avery Dennison Corp.	30,417	3,295,682
BAE Systems PLC (United Kingdom)	43,902	360,383
Berry Plastics Group, Inc. †	53,761	2,601,495
Boeing Co. (The)	79,400	29,528,860
BWX Technologies, Inc.	28,486	1,781,514
CAE, Inc. (Canada)	2,923	59,336
Crown Holdings, Inc. †	5,345	256,560
Cummins, Inc.	49,000	7,157,430
Dassault Aviation SA (France)	201	371,994
Faurecia SA (France)	39,384	2,370,478
Gardner Denver Holdings, Inc. †	32,800	929,552
General Dynamics Corp.	1,524	311,993
HD Supply Holdings, Inc. †	33,500	1,433,465

Dynamic Asset Allocation Balanced Fund 25

COMMON STOCKS (58.9%)* cont.	Shares	Value
Capital goods cont.
Hitachi, Ltd. (Japan)	98,400	$3,342,932
Honeywell International, Inc.	69,206	11,515,878
Huntington Ingalls Industries, Inc.	223	57,106
Ingersoll-Rand PLC	66,200	6,772,260
L3 Technologies, Inc.	4,323	919,156
Lockheed Martin Corp.	23,900	8,268,444
MAN SE (Germany)	2,911	316,520
Northrop Grumman Corp.	36,839	11,691,593
Pentair PLC	49,300	2,137,155
Raytheon Co.	36,186	7,478,199
Republic Services, Inc.	34,400	2,499,504
Safran SA (France)	1,511	211,750
Sandvik AB (Sweden)	177,371	3,148,308
Singapore Technologies Engineering, Ltd. (Singapore)	131,500	342,445
SKF AB Class B (Sweden)	68,159	1,344,789
Teledyne Technologies, Inc. †	3,700	912,716
Tervita Corp. (Canada) †	127	876
Vinci SA (France)	27,201	2,590,334
WABCO Holdings, Inc. †	11,500	1,356,310
Waste Management, Inc.	60,641	5,479,521
		128,254,428
Communication services (1.5%)
ARRIS International PLC †	35,467	921,787
AT&T, Inc.	8,744	293,624
BT Group PLC (United Kingdom)	95,724	281,099
KDDI Corp. (Japan)	132,700	3,666,127
Millicom International Cellular SA SDR (Sweden)	1,719	98,741
Nippon Telegraph & Telephone Corp. (Japan)	71,100	3,211,452
NTT DoCoMo, Inc. (Japan)	80,500	2,164,474
Swisscom AG (Switzerland)	2,140	971,221
Verizon Communications, Inc.	552,880	29,518,263
Zayo Group Holdings, Inc. †	2,904	100,827
		41,227,615
Communications equipment (1.1%)
Avaya Holdings Corp. †	10,863	240,507
Cisco Systems, Inc.	633,468	30,818,218
Harris Corp.	1,718	290,703
		31,349,428
Computers (2.5%)
Amadeus IT Holding SA Class A (Spain)	36,133	3,357,018
Apple, Inc.	143,043	32,290,527
CDK Global, Inc.	2,042	127,748
CGI Group, Inc. Class A (Canada) †	643	41,458
Check Point Software Technologies, Ltd. (Israel) †	8,117	955,127
Fortinet, Inc. †	85,500	7,889,085
Fujitsu, Ltd. (Japan)	1,400	99,757
HP, Inc.	295,008	7,602,356
MSCI, Inc.	14,900	2,643,409
NetApp, Inc.	107,789	9,257,997

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.9%)* cont.	Shares	Value
Computers cont.
Nuance Communications, Inc. †	113,200	$1,960,624
Otsuka Corp. (Japan)	7,200	268,685
Synopsys, Inc. †	35,033	3,454,604
		69,948,395
Conglomerates (0.3%)
AMETEK, Inc.	39,600	3,133,152
Danaher Corp.	5,591	607,518
Marubeni Corp. (Japan)	300,600	2,751,487
Mitsui & Co., Ltd. (Japan)	156,500	2,783,033
		9,275,190
Consumer cyclicals (8.5%)
ABC-Mart, Inc. (Japan)	14,500	806,548
Amazon.com, Inc. †	12,009	24,054,027
Aramark	850	36,567
Aristocrat Leisure, Ltd. (Australia)	22,086	454,041
Automatic Data Processing, Inc.	53,000	7,984,980
Berkeley Group Holdings PLC (The) (United Kingdom)	11,551	553,895
Booking Holdings, Inc. †	77	152,768
Booz Allen Hamilton Holding Corp.	46,700	2,317,721
Caesars Entertainment Corp. †	5,659	58,005
Carnival Corp.	102,800	6,555,556
Crown, Ltd. (Australia)	93,607	926,318
Dai Nippon Printing Co., Ltd. (Japan)	15,800	367,397
Daimler AG (Registered Shares) (Germany)	2,735	172,587
Dollar General Corp.	30,200	3,300,860
Dollar Tree, Inc. †	23,700	1,932,735
Ecolab, Inc.	768	120,407
Extended Stay America, Inc. (Units)	79,000	1,598,170
Fiat Chrysler Automobiles NV (Italy) †	106,203	1,867,362
FleetCor Technologies, Inc. †	20,000	4,556,800
Ford Motor Co.	841,490	7,783,783
Galaxy Entertainment Group, Ltd. (Hong Kong)	367,000	2,327,636
HC Brillant Services GmbH (acquired various dates from
8/2/13 to 8/31/16, cost $1) (Private) (Germany) † ∆∆ F	2	2
Hermes International (France)	5,260	3,484,726
Hilton Worldwide Holdings, Inc.	65,100	5,258,778
Home Depot, Inc. (The)	132,067	27,357,679
Hyatt Hotels Corp. Class A	21,910	1,743,817
InterContinental Hotels Group PLC (United Kingdom)	1,352	84,233
ISS A/S (Denmark)	2,057	72,379
John Wiley & Sons, Inc. Class A	407	24,664
KAR Auction Services, Inc.	40,100	2,393,569
Kering SA (France)	1,695	908,617
Kimberly-Clark Corp.	3,713	421,945
Kingfisher PLC (United Kingdom)	68,370	229,913
Las Vegas Sands Corp.	78,600	4,663,338
Liberty SiriusXM Group Class A †	25,500	1,107,720
Lowe’s Cos., Inc.	5,109	586,615
lululemon athletica, Inc. (Canada) †	53,500	8,693,215

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (58.9%)* cont.	Shares	Value
Consumer cyclicals cont.
Madison Square Garden Co. (The) Class A †	5,200	$1,639,664
Marriott International, Inc./MD Class A	201	26,538
Mastercard, Inc. Class A	21,500	4,786,115
Mazda Motor Corp. (Japan)	24,300	291,720
Michael Kors Holdings, Ltd. †	86,744	5,947,169
Moncler SpA (Italy)	37,173	1,601,226
Namco Bandai Holdings, Inc. (Japan)	10,100	392,462
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
News Corp. Class A	87,245	1,150,762
Next PLC (United Kingdom)	4,158	297,749
Nissan Motor Co., Ltd. (Japan)	35,300	330,413
Owens Corning	51,700	2,805,759
Pearson PLC (United Kingdom)	125,808	1,459,406
Peugeot SA (France)	104,958	2,830,843
ProSiebenSat.1 Media SE (Germany)	63,885	1,659,266
PVH Corp.	45,490	6,568,756
Ralph Lauren Corp.	11,000	1,513,050
Randstad Holding NV (Netherlands)	13,568	724,329
Ross Stores, Inc.	97,515	9,663,737
Royal Caribbean Cruises, Ltd.	56,700	7,367,598
RTL Group SA (Belgium)	8,188	584,186
Scotts Miracle-Gro Co. (The) Class A	547	43,065
Secom Co., Ltd. (Japan)	1,100	89,669
ServiceMaster Global Holdings, Inc. †	26,500	1,643,795
Signet Jewelers, Ltd. S	37,700	2,485,561
Sony Corp. (Japan)	48,100	2,948,993
Suzuki Motor Corp. (Japan)	7,700	441,045
Tapestry, Inc.	14,100	708,807
Taylor Wimpey PLC (United Kingdom)	1,129,652	2,529,564
Tiffany & Co.	53,300	6,874,101
TJX Cos., Inc. (The)	5,661	634,145
Toll Brothers, Inc.	77,300	2,553,219
Total System Services, Inc.	37,400	3,692,876
Toyota Motor Corp. (Japan)	84,900	5,301,580
TUI AG (Germany)	115,924	2,225,635
Twenty-First Century Fox, Inc.	69,300	3,175,326
VF Corp.	57,700	5,392,065
Visteon Corp. †	17,100	1,588,590
Volvo AB (Sweden)	174,166	3,078,682
Walt Disney Co. (The)	113,663	13,291,751
Wolters Kluwer NV (Netherlands)	7,950	495,485
Worldpay, Inc. Class A †	2,544	257,631
Wyndham Destinations, Inc.	94,700	4,106,192
Yamada Denki Co., Ltd. (Japan)	7,900	39,980
		240,197,880

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.9%)* cont.	Shares	Value
Consumer staples (4.5%)
Altria Group, Inc.	2,273	$137,085
Ashtead Group PLC (United Kingdom)	39,163	1,243,968
Associated British Foods PLC (United Kingdom)	48,759	1,455,352
Bright Horizons Family Solutions, Inc. †	168	19,797
Carlsberg A/S Class B (Denmark)	2,898	347,603
Coca-Cola Amatil, Ltd. (Australia)	154,640	1,090,988
Coca-Cola Co. (The)	323,600	14,947,084
Coca-Cola European Partners PLC (United Kingdom)	4,381	199,204
ConAgra Foods, Inc.	107,200	3,641,584
Constellation Brands, Inc. Class A	2,413	520,291
Estee Lauder Cos., Inc. (The) Class A	49,400	7,178,808
Global Fashion Group SA (acquired 8/2/13, cost $21,942) (Private)
(Luxembourg) † ∆∆ F	518	4,836
Henkel AG & Co. KGaA (Preference) (Germany)	2,920	342,587
Hershey Co. (The)	47,421	4,836,942
Imperial Brands PLC (United Kingdom)	103,139	3,590,663
Ingredion, Inc.	18,211	1,911,427
ITOCHU Corp. (Japan)	171,800	3,145,080
J Sainsbury PLC (United Kingdom)	576,283	2,417,128
Japan Tobacco, Inc. (Japan)	12,900	336,749
Kao Corp. (Japan)	15,100	1,219,217
Keurig Dr Pepper, Inc.	24,900	576,933
Kirin Holdings Co., Ltd. (Japan)	24,200	620,016
Koninklijke Ahold Delhaize NV (Netherlands)	129,166	2,961,873
L’Oreal SA (France)	8,364	2,016,980
Liberty Expedia Holdings, Inc. Class A †	560	26,342
LKQ Corp. †	64,100	2,030,047
ManpowerGroup, Inc.	25,400	2,183,384
Marine Harvest ASA (Norway)	53,148	1,231,277
McDonald’s Corp.	3,707	620,144
Molson Coors Brewing Co. Class B	59,500	3,659,250
Mondelez International, Inc. Class A	236,100	10,142,856
Monster Beverage Corp. †	3,933	229,215
Nestle SA (Switzerland)	26,448	2,204,988
PepsiCo, Inc.	164,569	18,398,814
Pinnacle Foods, Inc.	36,880	2,390,193
Pola Orbis Holdings, Inc. (Japan)	25,900	946,004
Procter & Gamble Co. (The)	49,988	4,160,501
Swedish Match AB (Sweden)	40,459	2,071,342
Sysco Corp.	123,010	9,010,483
Unicharm Corp. (Japan)	2,500	82,688
US Foods Holding Corp. †	5,102	157,244
Walgreens Boots Alliance, Inc.	135,800	9,899,820
WH Group, Ltd. (Hong Kong)	933,000	656,694
WM Morrison Supermarkets PLC (United Kingdom)	133,191	450,322
Woolworths Group, Ltd. (Australia)	128,116	2,600,451
		127,914,254

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (58.9%)* cont.	Shares	Value
Electronics (2.0%)
Agilent Technologies, Inc.	99,200	$6,997,568
Brother Industries, Ltd. (Japan)	19,200	379,201
Corning, Inc.	2,057	72,612
Hoya Corp. (Japan)	53,200	3,160,535
Jabil, Inc.	35,700	966,756
Keysight Technologies, Inc. †	36,400	2,412,592
nVent Electric PLC (United Kingdom)	42,700	1,159,732
NVIDIA Corp.	102,500	28,804,550
NXP Semiconductors NV †	156	13,338
Rockwell Automation, Inc.	28,600	5,363,072
Texas Instruments, Inc.	55,914	5,999,013
		55,328,969
Energy (3.1%)
ConocoPhillips	189,800	14,690,520
Equinor ASA (Norway)	121,099	3,414,802
Exxon Mobil Corp.	6,311	536,561
Halcon Resources Corp. † S	6,477	28,952
Halliburton Co.	236,000	9,565,080
Marathon Petroleum Corp.	4,795	383,456
MWO Holdings, LLC (Units) F	89	7,209
Nine Point Energy F	1,299	18,758
Occidental Petroleum Corp.	157,939	12,977,848
OMV AG (Austria)	23,961	1,346,206
ONEOK, Inc.	55,300	3,748,787
PBF Energy, Inc. Class A	69,200	3,453,772
Phillips 66	1,445	162,880
Repsol SA (Spain)	170,891	3,405,761
Royal Dutch Shell PLC Class A (United Kingdom)	7,016	241,099
Royal Dutch Shell PLC Class B (United Kingdom)	75,539	2,647,524
SandRidge Energy, Inc. †	3,243	35,251
TOTAL SA (France)	94,670	6,137,746
Valero Energy Corp.	153,920	17,508,400
Williams Cos., Inc. (The)	269,700	7,333,143
Woodside Petroleum, Ltd. (Australia)	15,753	439,313
		88,083,068
Financials (10.6%)
3i Group PLC (United Kingdom)	134,584	1,651,023
ABN AMRO Group NV GDR (Netherlands)	109,875	2,991,526
Aegon NV (Netherlands)	43,778	284,029
Ageas (Belgium)	6,490	348,956
AGNC Investment Corp. R	44,178	823,036
Allianz SE (Germany)	21,732	4,844,534
Allstate Corp. (The)	3,735	368,645
Ally Financial, Inc.	132,300	3,499,335
American Express Co.	5,619	598,367
American Financial Group, Inc.	11,700	1,298,349
American Homes 4 Rent R	71,544	1,566,098
Ameriprise Financial, Inc.	43,000	6,349,380
Annaly Capital Management, Inc. R	17,550	179,537

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.9%)* cont.	Shares	Value
Financials cont.
Apartment Investment & Management Co. Class A R	31,300	$1,381,269
Apple Hospitality REIT, Inc. R	51,004	892,060
Assurant, Inc.	23,900	2,580,005
Athene Holding, Ltd. Class A †	37,000	1,911,420
Aviva PLC (United Kingdom)	489,453	3,122,781
Axis Capital Holdings, Ltd.	13,500	779,085
Bank of Montreal (Canada)	5,179	427,183
Bank of Nova Scotia (The) (Canada)	7,077	421,831
BB&T Corp.	495	24,027
Berkshire Hathaway, Inc. Class B †	76	16,272
BGC Partners, Inc. Class A	90,700	1,072,074
Brandywine Realty Trust R	58,519	919,919
Brixmor Property Group, Inc. R	116,500	2,039,915
Broadridge Financial Solutions, Inc.	24,568	3,241,748
Camden Property Trust R	1,191	111,442
Canadian Imperial Bank of Commerce (Canada)	4,276	400,669
Capital One Financial Corp.	68,600	6,512,198
CBRE Group, Inc. Class A †	56,400	2,487,240
Cheung Kong Property Holdings, Ltd. (Hong Kong)	447,500	3,358,386
Chimera Investment Corp. R	4,465	80,950
CIT Group, Inc.	70,100	3,617,861
Citigroup, Inc.	407,800	29,255,572
CME Group, Inc.	1,411	240,166
CoreLogic, Inc. †	15,755	778,455
Corporate Office Properties Trust R	1,637	48,832
Daiwa Securities Group, Inc. (Japan)	61,000	371,090
Deutsche Boerse AG (Germany)	3,933	526,964
Discover Financial Services	74,400	5,687,880
DNB ASA (Norway)	128,077	2,694,908
Douglas Emmett, Inc. R	23,700	893,964
Duke Realty Corp. R	73,761	2,092,600
E*Trade Financial Corp. †	135,600	7,104,084
Empire State Realty Trust, Inc. Class A R	38,967	647,242
EPR Properties R	1,512	103,436
Equity Commonwealth † R	1,184	37,995
Equity Lifestyle Properties, Inc. R	11,300	1,089,885
Equity Residential Trust R	70,311	4,658,807
Eurazeo SA (France)	3,624	285,489
Fifth Third Bancorp	192,800	5,382,976
First Hawaiian, Inc.	33,800	918,008
Gaming and Leisure Properties, Inc. R	32,589	1,148,762
Goldman Sachs Group, Inc. (The)	25,700	5,762,968
Hang Seng Bank, Ltd. (Hong Kong)	92,300	2,506,656
Hartford Financial Services Group, Inc. (The)	95,500	4,771,180
HCP, Inc. R	112,600	2,963,632
Henderson Land Development Co., Ltd. (Hong Kong)	157,000	789,177
Highwoods Properties, Inc. R	27,781	1,312,930
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	19,900	569,418
HSBC Holdings PLC (United Kingdom)	63,965	558,426

Dynamic Asset Allocation Balanced Fund 31

COMMON STOCKS (58.9%)* cont.	Shares	Value
Financials cont.
Hudson Pacific Properties, Inc. R	30,883	$1,010,492
Intercontinental Exchange, Inc.	553	41,414
Japan Post Bank Co., Ltd. (Japan)	24,900	294,321
Jones Lang LaSalle, Inc.	10,700	1,544,224
JPMorgan Chase & Co.	347,278	39,186,849
Kerry Properties, Ltd. (Hong Kong)	132,500	449,376
Legal & General Group PLC (United Kingdom)	897,470	3,067,118
Liberty Property Trust R	30,401	1,284,442
Life Storage, Inc. R	9,700	923,052
Lincoln National Corp.	49,000	3,315,340
Lloyds Banking Group PLC (United Kingdom)	849,404	656,186
Loews Corp.	74,244	3,729,276
London Stock Exchange Group PLC (United Kingdom)	12,133	725,237
Macquarie Group, Ltd. (Australia)	34,903	3,179,943
Mediobanca Banca di Credito Finanziario SpA (Italy)	27,954	279,251
MetLife, Inc.	134,800	6,297,856
MFA Financial, Inc. R	5,721	42,049
Mizuho Financial Group, Inc. (Japan)	1,926,900	3,361,306
Morgan Stanley	216,100	10,063,777
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	6,120	1,355,399
National Bank of Canada (Canada)	7,269	363,042
New Residential Investment Corp. R	72,565	1,293,108
New World Development Co., Ltd. (Hong Kong)	62,000	84,585
Nomura Real Estate Holdings, Inc. (Japan)	24,000	484,563
Northern Trust Corp.	23,200	2,369,416
Old Republic International Corp.	5,469	122,396
ORIX Corp. (Japan)	188,500	3,055,950
Outfront Media, Inc. R	32,600	650,370
Paramount Group, Inc. R	51,400	775,626
Park Hotels & Resorts, Inc. R	62,858	2,063,000
Partners Group Holding AG (Switzerland)	3,235	2,566,179
Persimmon PLC (United Kingdom)	89,559	2,760,694
Piedmont Office Realty Trust, Inc. Class A R	2,064	39,072
PNC Financial Services Group, Inc. (The)	3,688	502,269
Popular, Inc. (Puerto Rico)	16,500	845,625
Principal Financial Group, Inc.	41,300	2,419,767
Prudential Financial, Inc.	74,000	7,497,680
Rayonier, Inc. R	23,200	784,392
Regions Financial Corp.	402,800	7,391,380
Reinsurance Group of America, Inc.	581	83,989
RenaissanceRe Holdings, Ltd.	8,200	1,095,356
Resona Holdings, Inc. (Japan)	507,700	2,852,182
Santander Consumer USA Holdings, Inc.	69,300	1,388,772
Scentre Group (Australia) R	192,538	552,529
Schroders PLC (United Kingdom)	13,298	536,445
Senior Housing Properties Trust R	44,500	781,420
SL Green Realty Corp. R	29,100	2,838,123
Spirit MTA REIT † R	837	9,642

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.9%)* cont.	Shares	Value
Financials cont.
Spirit Realty Capital, Inc. R	241,679	$1,947,933
Starwood Property Trust, Inc. R	63,418	1,364,755
Stockland (Units) (Australia) R	60,533	181,589
Sumitomo Mitsui Financial Group, Inc. (Japan)	92,000	3,713,360
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	21,900	901,289
Sun Communities, Inc. R	12,100	1,228,634
Sun Hung Kai Properties, Ltd. (Hong Kong)	67,000	975,685
SunTrust Banks, Inc.	3,000	200,370
Swedbank AB Class A (Sweden)	115,518	2,863,449
Swire Properties, Ltd. (Hong Kong)	69,000	261,339
Swiss Prime Site AG (Switzerland)	1,488	126,830
Swiss Re AG (Switzerland)	3,661	337,973
Synovus Financial Corp.	22,900	1,048,591
Toronto-Dominion Bank (Canada)	4,893	297,334
Travelers Cos., Inc. (The)	1,725	223,750
Two Harbors Investment Corp. R	4,371	65,259
U.S. Bancorp	141,696	7,482,966
UDR, Inc. R	2,842	114,902
United Overseas Bank, Ltd. (Singapore)	79,600	1,576,803
Vornado Realty Trust R	36,400	2,657,200
WP Carey, Inc. R	9,700	623,807
Zurich Insurance Group AG (Switzerland)	699	220,939
		298,831,889
Government (—%)
Poste Italiane SpA (Italy)	6,462	51,634
		51,634
Health care (7.8%)
AbbVie, Inc.	67,629	6,396,351
ABIOMED, Inc. †	17,500	7,870,625
Akorn, Inc. †	3,080	39,978
Alfresa Holdings Corp. (Japan)	37,500	1,003,344
Allergan PLC	11,003	2,095,851
Amgen, Inc.	56,116	11,632,286
Anthem, Inc.	52,442	14,371,730
Astellas Pharma, Inc. (Japan)	212,100	3,699,896
Baxter International, Inc.	96,087	7,407,347
Biogen, Inc. †	11,712	4,137,967
Boston Scientific Corp. †	193,713	7,457,951
Bristol-Myers Squibb Co.	187,945	11,667,626
Celgene Corp. †	34,209	3,061,363
Centene Corp. †	39,200	5,675,376
Charles River Laboratories International, Inc. †	16,379	2,203,631
Cigna Corp.	47,000	9,787,750
Coloplast A/S Class B (Denmark)	1,722	176,090
Concordia International Corp. (Canada) †	520	10,471
Dentsply Sirona, Inc.	88,100	3,324,894
Eli Lilly & Co.	119,455	12,818,716
Fresenius Medical Care AG & Co., KGaA (Germany)	29,608	3,045,060
Gilead Sciences, Inc.	84,836	6,550,188

Dynamic Asset Allocation Balanced Fund 33

COMMON STOCKS (58.9%)* cont.	Shares	Value
Health care cont.
GlaxoSmithKline PLC (United Kingdom)	247,259	$4,952,760
Hill-Rom Holdings, Inc.	9,700	915,680
Humana, Inc.	28,590	9,678,287
Intuitive Surgical, Inc. †	64	36,736
Ipsen SA (France)	5,177	870,358
Johnson & Johnson	121,959	16,851,075
Koninklijke Philips NV (Netherlands)	5,233	238,383
McKesson Corp.	53,000	7,030,450
Medipal Holdings Corp. (Japan)	49,000	1,022,522
Merck & Co., Inc.	187,505	13,301,605
Mettler-Toledo International, Inc. †	43	26,186
Mitsubishi Tanabe Pharma Corp. (Japan)	15,900	265,886
Novartis AG (Switzerland)	71,158	6,119,559
PerkinElmer, Inc.	570	55,444
Pfizer, Inc.	172,941	7,621,510
Roche Holding AG (Switzerland)	25,933	6,282,423
Shionogi & Co., Ltd. (Japan)	43,200	2,822,714
Siemens Healthineers AG (Germany) †	13,868	609,842
Sonic Healthcare, Ltd. (Australia)	3,126	56,287
Taisho Pharmaceutical Holdings Co., Ltd. (Japan)	1,100	134,475
Thermo Fisher Scientific, Inc.	213	51,989
UCB SA (Belgium)	22,301	2,004,086
UnitedHealth Group, Inc.	986	262,315
Vertex Pharmaceuticals, Inc. †	18,535	3,572,436
Waters Corp. †	5,100	992,868
WellCare Health Plans, Inc. †	14,500	4,647,105
Zoetis, Inc.	47,889	4,384,717
		219,242,189
Semiconductor (0.3%)
Applied Materials, Inc.	86,834	3,356,134
KLA-Tencor Corp.	51,400	5,227,894
Maxim Integrated Products, Inc.	3,133	176,670
		8,760,698
Software (2.8%)
Amdocs, Ltd.	40,726	2,687,101
Black Knight, Inc. †	27,600	1,433,820
CA, Inc.	71,900	3,174,385
Cadence Design Systems, Inc. †	65,100	2,950,332
F5 Networks, Inc. †	29,354	5,853,775
Intuit, Inc.	56,245	12,790,113
Microsoft Corp.	187,307	21,422,302
Nexon Co., Ltd. (Japan) †	29,000	379,027
NTT Data Corp. (Japan)	190,200	2,633,204
Oracle Corp.	373,700	19,267,972
Red Hat, Inc. †	48,448	6,602,493
		79,194,524
Technology services (4.2%)
Alphabet, Inc. Class A †	47,089	56,840,190
Capgemini SE (France)	14,848	1,868,738

  34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.9%)* cont.	Shares	Value
Technology services cont.
Cognizant Technology Solutions Corp. Class A	101,397	$7,822,779
Computershare, Ltd. (Australia)	24,063	347,009
Dell Technologies, Inc. Class V †	50,246	4,879,892
Dun & Bradstreet Corp. (The)	17,800	2,536,678
eBay, Inc. †	13,443	443,888
Facebook, Inc. Class A †	92,912	15,280,308
Fidelity National Information Services, Inc.	43,803	4,777,593
Fiserv, Inc. †	3,214	264,769
Genpact, Ltd.	1,705	52,190
IBM Corp.	72,300	10,932,483
Leidos Holdings, Inc.	21,300	1,473,108
NEC Corp. (Japan)	11,300	312,287
Palo Alto Networks, Inc. †	34,700	7,816,522
Zebra Technologies Corp. Class A †	11,400	2,015,862
		117,664,296
Transportation (1.1%)
Aena SME SA (Spain)	13,499	2,343,117
Central Japan Railway Co. (Japan)	15,700	3,269,336
Copa Holdings SA Class A (Panama)	10,300	822,352
Delta Air Lines, Inc.	180,900	10,461,447
easyJet PLC (United Kingdom)	103,806	1,777,852
Expeditors International of Washington, Inc.	37,500	2,757,375
International Consolidated Airlines Group SA (Spain)	317,399	2,727,758
Japan Airlines Co., Ltd. (Japan)	39,300	1,412,614
Kansas City Southern	33,962	3,847,215
Kyushu Railway Co. (Japan)	19,800	602,957
Norfolk Southern Corp.	2,457	443,489
		30,465,512
Utilities and power (2.0%)
AES Corp.	183,900	2,574,600
Ameren Corp.	50,600	3,198,932
American Electric Power Co., Inc.	43,380	3,074,774
Atmos Energy Corp.	13,800	1,295,958
CenterPoint Energy, Inc.	118,400	3,273,760
CLP Holdings, Ltd. (Hong Kong)	222,500	2,604,907
CMS Energy Corp.	75,200	3,684,800
Duke Energy Corp.	4,500	360,090
Endesa SA (Spain)	40,797	881,507
Enel SpA (Italy)	584,119	2,992,182
ENGIE SA (France)	82,434	1,212,168
Eni SpA (Italy)	188,049	3,554,920
Entergy Corp.	79,725	6,468,089
Evergy, Inc.	30,500	1,675,060
Exelon Corp.	5,596	244,321
HK Electric Investments & HK Electric Investments, Ltd. (units)
(Hong Kong)	361,500	364,809
Kinder Morgan, Inc.	425,816	7,549,718
NRG Energy, Inc.	145,600	5,445,440
OGE Energy Corp.	54,100	1,964,912

Dynamic Asset Allocation Balanced Fund 35

COMMON STOCKS (58.9%)* cont.	Shares	Value
Utilities and power cont.
Pinnacle West Capital Corp.	24,500	$1,939,910
SSE PLC (United Kingdom)	1,273	19,015
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	13,140	9,067
UGI Corp.	56,100	3,112,218
		57,501,157
Total common stocks (cost $1,411,090,895)		$1,662,961,266

	Principal
CORPORATE BONDS AND NOTES (15.4%)*	amount	Value
Basic materials (1.0%)
Alcoa Nederland Holding BV 144A company guaranty sr. unsec.
unsub. notes 6.125%, 5/15/28 (Netherlands)	$265,000	$272,288
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	225,000	240,750
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	110,000	111,788
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23 (Netherlands) ‡‡	205,000	208,075
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	200,000	198,250
American Woodmark Corp. 144A company guaranty sr. unsec.
notes 4.875%, 3/15/26	235,000	223,838
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	80,000	86,800
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	290,000	337,082
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	185,000	181,300
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	255,000	234,919
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	195,000	201,825
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	350,000	369,688
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	300,000	289,875
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	475,000	484,358
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	185,000	177,831
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	265,000	260,694
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	615,000	599,564
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	838,000	853,286
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	470,000	484,114
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	255,000	225,675
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	1,180,000	1,172,086
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	115,000	110,895
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	185,000	196,191
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	120,000	125,351

36 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Basic materials cont.
Cleveland-Cliffs, Inc. company guaranty sr. unsec. notes
5.75%, 3/1/25	$80,000	$77,800
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	415,000	384,394
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (Netherlands)	250,000	242,188
Cornerstone Chemical Co. 144A company guaranty sr. notes
6.75%, 8/15/24	170,000	170,250
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	67,000	67,754
Crown Americas, LLC/Crown Americas Capital Corp. VI 144A
company guaranty sr. unsec. notes 4.75%, 2/1/26	130,000	124,150
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	965,000	944,456
E. I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	525,000	530,298
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	515,000	488,606
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	190,000	181,450
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	230,000	244,950
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	115,000	104,650
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	600,000	590,250
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	943,000	948,781
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	680,000	653,112
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	220,000	227,150
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	270,000	274,725
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	350,000	333,708
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	515,000	519,576
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	515,000	472,831
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	125,000	135,938
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	140,000	143,850
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	195,000	194,513
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	36,000	37,622
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	165,000	168,729
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	120,000	117,600
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	40,000	39,746
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	120,000	104,700
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	75,000	62,625
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	236,000	219,775

Dynamic Asset Allocation Balanced Fund 37

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Basic materials cont.
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	$500,000	$488,500
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	175,000	179,156
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	150,000	155,158
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	727,000	665,326
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	300,000	308,501
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26	240,000	241,800
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	285,000	282,863
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	570,000	542,432
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	270,000	261,853
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	210,000	247,275
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	150,000	151,875
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	85,000	84,575
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	75,000	71,438
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	165,000	168,465
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	13,000	13,192
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	255,000	243,963
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	255,000	250,305
Syngenta Finance NV 144A sr. unsec. notes 7.875%, 7/15/26	180,000	177,750
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	90,000	88,200
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	35,000	38,325
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	295,000	297,213
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	275,000	268,813
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	270,000	259,538
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	100,000	92,500
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26	210,000	202,125
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	335,000	338,920
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	180,000	186,525
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	290,000	293,193
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	170,000	173,188
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	993,000	882,128

38 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Basic materials cont.
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	$1,452,000	$1,365,531
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	800,000	1,038,886
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	245,000	316,341
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	405,000	512,231
WR Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	210,000	221,025
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	190,000	206,388
		27,768,197
Capital goods (0.6%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	350,000	330,313
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	132,000	137,280
ARD Securities Finance SARL 144A sr. notes 8.75%, 1/31/23
(Luxembourg) ‡‡	209,138	208,877
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	405,000	423,731
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	95,000	98,230
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	57,000	57,932
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	220,000	221,100
Berry Global, Inc. 144A notes 4.50%, 2/15/26	95,000	90,250
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	240,000	244,174
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	95,000	104,500
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	470,000	495,263
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	315,000	333,113
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	150,000	163,125
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	510,000	497,537
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	196,000	197,225
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	290,000	273,083
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	245,000	234,164
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)	135,000	126,731
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	395,000	405,863
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	315,000	299,490
Honeywell International, Inc. sr. unsec. unsub. notes 4.25%, 3/1/21	255,000	261,986
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	405,000	391,331
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	515,000	490,193
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	840,000	805,704

Dynamic Asset Allocation Balanced Fund 39

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Capital goods cont.
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	$220,000	$211,642
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	205,000	203,463
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,165,000	1,095,475
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	340,000	350,200
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	900,000	890,226
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	140,000	143,500
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	135,000	150,382
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	215,000	204,788
Republic Services, Inc. sr. unsec. notes 3.95%, 5/15/28	905,000	899,555
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	330,000	335,363
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	200,000	202,500
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	246,000	230,933
Titan Acquisition, Ltd./Titan Co-Borrower, LLC. 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	305,000	264,588
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	85,000	86,594
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	365,000	368,650
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	127,000	130,112
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25	220,000	208,450
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	2,360,000	2,312,024
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	210,000	218,400
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes
12.00%, 2/15/22 ‡‡	95,000	97,138
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	345,000	329,475
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	335,000	343,839
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	365,000	350,400
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	156,000	157,952
		16,676,844
Communication services (1.2%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,620,000	1,473,986
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	990,000	925,114
AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	535,000	541,223
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	765,000	698,932
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	765,000	728,333
AT&T, Inc. 144A sr. unsec. notes 4.10%, 2/15/28	2,535,000	2,461,047
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	40,000	42,150
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	125,000	123,594

40 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	$330,000	$335,363
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	760,000	761,900
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	199,000	199,308
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. sub. notes 7.75%, 7/15/25	200,000	212,500
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. notes 7.50%, 4/1/28	240,000	251,400
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	218,000	218,048
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	115,000	115,719
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	1,434,000	1,541,526
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	480,000	487,405
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	158,000	149,706
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	334,000	296,184
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	138,000	122,812
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	1,144,000	1,021,026
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	540,000	475,155
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	110,000	132,736
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	945,000	914,759
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	405,000	382,355
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	225,000	231,750
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	575,000	553,438
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	435,000	408,657
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	530,000	502,633
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	697,000	654,859
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	135,000	138,994
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	355,000	342,104
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	670,000	638,526
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	470,000	459,425
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	338,000	355,746
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	455,000	497,770

Dynamic Asset Allocation Balanced Fund 41

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Communication services cont.
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	$435,000	$584,186
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	200,000	167,000
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	460,000	412,275
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	170,000	170,000
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	80,000	62,377
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	205,000	182,450
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	335,000	316,575
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	570,000	567,150
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	10,000	10,525
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	495,000	524,081
Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	185,000	238,497
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	835,000	861,124
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	1,420,000	1,454,823
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	53,000	54,590
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	510,000	491,974
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	230,000	230,000
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	352,000	353,760
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	67,000	70,015
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	63,000	63,391
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	318,000	343,043
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	465,000	491,738
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	787,500	784,546
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	570,000	593,826
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	50,000	51,400
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	135,000	134,494
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	74,672
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	230,000	216,488

42 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	$95,000	$90,665
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	400,000	482,752
Telefonica Emisiones SAU company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,835,000	1,709,086
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	815,000	794,774
Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	1,625,000	1,632,409
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	340,000	348,500
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	765,000	749,700
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	695,000	684,733
Windstream Services, LLC/Windstream Finance Corp. 144A
company guaranty sub. notes 9.00%, 6/30/25	185,000	142,913
		35,536,715
Conglomerates (0.1%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	4,075,000	4,018,435
		4,018,435
Consumer cyclicals (1.7%)
21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.75%, 1/20/24	350,000	413,944
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	1,425,000	2,182,317
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	380,000	356,705
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,555,000	1,489,932
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	230,000	220,225
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	225,000	215,438
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	24,000	24,180
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	95,000	90,963
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	65,000	65,163
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	125,000	127,344
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	908,000	930,731
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	935,000	934,405
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	225,000	224,904
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	1,132,000	1,096,835

Dynamic Asset Allocation Balanced Fund 43

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Consumer cyclicals cont.
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	$105,000	$105,788
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	110,000	115,555
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	75,000	77,156
Boyne USA, Inc. 144A company guaranty notes 7.25%, 5/1/25	95,000	100,463
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	184,000	184,865
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	215,000	219,300
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	376,000	336,411
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	463,000	437,353
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	152,000	148,973
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	425,000	408,417
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	99,000	99,495
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	53,000	52,139
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	130,000	130,650
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	420,000	427,350
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	550,000	521,125
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	360,000	342,900
Delta Merger Sub., Inc. 144A sr. unsec. notes 6.00%, 9/15/26	40,000	40,500
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	190,000	194,750
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24	60,000	58,425
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	510,000	497,923
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,680,000	1,555,136
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	70,000	73,675
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26	1,146,000	1,078,550
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	140,000	140,967
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	1,559,000	1,464,923
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	288,000	280,126
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	170,000	164,444
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	195,000	197,925
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	125,000	126,939

44 Dynamic Asset Allocation Balanced Fund

		Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.		amount	Value
Consumer cyclicals cont.
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		$105,000	$104,081
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	165,000	130,921
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		$150,000	145,781
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		1,565,000	1,542,667
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		795,000	778,903
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		445,000	440,550
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		893,000	921,427
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †		117,000	88,043
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)		370,000	370,463
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		1,460,000	1,481,900
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)		55,000	52,800
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28		2,404,000	2,407,593
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R		110,000	102,025
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R		370,000	339,475
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		495,000	544,599
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		350,000	362,250
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		85,000	90,220
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27		135,000	123,019
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25		155,000	142,988
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27		1,489,000	1,382,382
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24		65,000	67,681
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22		135,000	135,581
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24		245,000	251,125
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24		145,000	142,100
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26		190,000	191,900
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)		60,000	60,600
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)		175,000	169,260
Meredith Corp. 144A sr. unsec. notes 6.875%, 2/1/26		335,000	343,375

Dynamic Asset Allocation Balanced Fund 45

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Consumer cyclicals cont.
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	$230,000	$241,788
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	70,000	71,050
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	175,000	184,844
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	480,000	499,200
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	125,000	101,875
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	164,588	108,525
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	60,000	39,413
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	290,000	283,838
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	140,000	137,200
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	405,000	394,875
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	1,225,000	1,163,463
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	95,000	95,950
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	87,000	87,653
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	170,000	163,999
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	127,000	129,381
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	135,000	131,247
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	110,000	107,800
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	95,000	68,281
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	288,000	309,960
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	400,000	398,000
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	195,000	192,988
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	225,000	225,830
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	300,000	299,250
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	490,000	502,668
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	800,000	741,130
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	165,000	166,020
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	770,000	815,238
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	480,000	469,800

46 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Consumer cyclicals cont.
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	$140,000	$145,250
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,470,000	1,411,200
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	320,000	316,800
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	400,000	390,000
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	95,000	95,950
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	4,000	4,100
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	70,000	71,400
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	310,000	309,613
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,245,000	1,171,856
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	18,474
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	205,000	193,664
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	1,250,000	1,195,699
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	594,000	538,620
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	40,000	37,000
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
2.00%, 10/24/18	798,000	797,787
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	225,000	223,313
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	105,000	106,838
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	260,000	243,100
Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	430,000	437,434
Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	165,000	163,095
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	173,000	167,378
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	380,000	366,700
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	185,000	185,000
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	70,000	69,475
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	155,000	152,094
Wyndham Destinations, Inc. sr. unsec. unsub. bonds 5.75%, 4/1/27	69,000	65,033
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	190,000	188,100
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	480,000	445,800
		48,511,057

Dynamic Asset Allocation Balanced Fund 47

		Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.		amount	Value
Consumer staples (0.8%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)		$295,000	$282,463
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)		65,000	65,081
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)		205,000	194,238
Altria Group, Inc. company guaranty sr. unsec. notes 9.25%, 8/6/19		10,000	10,535
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24		254,000	256,765
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.625%, 1/14/20		1,865,000	1,854,332
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46		2,614,000	2,643,593
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26		1,043,000	1,013,479
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21		1,325,000	1,305,761
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22		495,000	477,941
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25		280,000	282,800
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		1,430,000	1,358,500
Ashtead Capital, Inc. 144A notes 4.125%, 8/15/25		270,000	256,500
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25		400,000	411,152
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		215,000	194,575
Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26		430,000	390,378
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28		34,313	36,392
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36		311,257	306,446
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		120,000	112,650
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22		165,000	191,933
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	225,000	243,890
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45		$550,000	517,566
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37		509,000	637,440
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42		462,000	505,087
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		185,000	137,825
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		315,000	330,208
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		330,000	334,745
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26		310,000	297,600
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		190,000	189,288
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		190,000	188,457

48 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Consumer staples cont.
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	$140,000	$134,575
Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46	580,000	512,255
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.82%), 3.161%, 8/10/22	1,045,000	1,050,287
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	1,285,000	1,259,300
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	60,000	58,650
Maple Escrow Subsidiary, Inc. 144A company guaranty sr. unsec.
notes 4.597%, 5/25/28	2,219,000	2,227,707
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	250,000	248,775
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 4/15/28	205,000	192,700
Netflix, Inc. 144A sr. unsec. unsub. bonds 5.875%, 11/15/28	150,000	149,438
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	1,615,000	1,536,040
PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46	190,000	171,326
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	365,000	327,131
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	80,000	75,916
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	505,000	501,827
		23,473,547
Energy (1.7%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	520,000	494,000
Anadarko Petroleum Corp. sr. unsec. unsub. bonds 6.95%, 6/15/19	215,000	220,690
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	55,000	56,306
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	90,000	91,152
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	185,000	187,868
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	200,000	196,874
Apergy Corp. 144A sr. unsec. notes 6.375%, 5/1/26	325,000	333,938
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	135,000	151,875
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	90,000	89,663
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	110,000	105,050
BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	695,000	661,523
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	875,000	836,989
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	310,000	307,247
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.366%, 9/19/19 (United Kingdom)	535,000	529,446
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	165,000	157,575

Dynamic Asset Allocation Balanced Fund 49

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Energy cont.
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	$130,000	$124,150
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	465,000	488,831
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	810,000	813,038
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	90,000	91,800
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	180,000	185,625
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	40,000	38,950
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	1,110,000	1,103,071
Comstock Escrow Corp. 144A sr. unsec. notes 9.75%, 8/15/26	275,000	274,395
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	1,239,000	1,182,623
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	325,000	320,926
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	115,000	112,776
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	40,000	40,580
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	170,000	172,992
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	355,000	359,881
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	240,000	234,000
DCP Midstream Operating LP company guaranty sr. unsec. unsub.
notes 5.375%, 7/15/25	105,000	106,969
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	135,000	144,450
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	140,000	136,500
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	212,000	229,225
Denbury Resources, Inc. 144A notes 7.50%, 2/15/24	110,000	113,300
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	370,000	377,400
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	100,000	100,125
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	365,000	365,000
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	125,000	125,000
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,560,000	1,493,700
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	185,000	197,330
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	185,000	204,328
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	155,000	160,985

50 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Energy cont.
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	$180,000	$178,650
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	915,000	881,726
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	168,000	165,270
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	239,000	197,175
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	150,000	114,750
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	60,000	60,450
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26	215,000	220,106
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	800,000	749,610
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	235,000	265,945
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	2,830,000	2,773,766
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	175,000	202,124
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	420,000	424,200
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	365,000	373,213
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	340,000	328,950
Jagged Peak Energy, LLC 144A company guaranty sr. unsec. notes
5.875%, 5/1/26	265,000	263,675
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	200,000	198,750
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	170,000	198,929
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	40,000	36,500
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	70,000	63,700
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	145,000	143,550
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	214,000	219,008
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	350,000	335,533
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	35,000	34,381
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	185,000	193,094
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	70,000	72,538
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	175,000	173,688
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	95,000	98,563
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	55,000	56,238
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	152,000	154,657
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	215,000	218,763
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	1,095,000	1,113,847

Dynamic Asset Allocation Balanced Fund 51

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Energy cont.
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	$200,000	$198,411
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	3,697,000	3,743,767
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	528,000	501,600
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,471,000	1,476,516
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	826,000	852,845
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	342,000	314,213
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	114,000	106,020
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	12,000	2,598
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	575,000	123,625
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,250,000	1,290,418
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	220,000	219,120
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/24/22 (Mexico)	559,000	565,429
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,834,000	1,714,790
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	175,000	179,813
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	225,000	231,469
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	57,000	57,774
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	35,000	34,038
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	525,000	509,288
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	166,388
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	508,000	521,812
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	305,000	311,100
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	95,000	96,330
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	175,000	168,438
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	85,000	87,869
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	65,000	7
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	130,000	13
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	1,240,000	1,177,664

52 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Energy cont.
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	$1,590,000	$1,567,975
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	85,000	87,869
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	100,000	97,375
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	140,000	145,425
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	124,000	127,720
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	425,000	400,182
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	710,000	705,992
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	190,000	191,663
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	95,000	95,000
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	865,000	841,213
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	640,000	608,800
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	105,000	106,575
Trinidad Drilling, Ltd. 144A company guaranty sr. unsec. notes
6.625%, 2/15/25 (Canada)	375,000	371,250
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 4/1/26	195,000	201,338
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	125,000	124,219
Weatherford International, LLC 144A company guaranty sr. unsec.
notes 9.875%, 3/1/25	110,000	106,150
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	340,000	333,200
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	55,000	51,975
Whiting Petroleum Corp. sr. unsec. notes 6.625%, 1/15/26	200,000	208,000
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	360,000	479,686
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	7,000	8,435
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	779,000	783,491
Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	445,000	442,104
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	155,000	175,925
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	160,000	162,000
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	58,000	60,103
		47,364,515
Financials (4.8%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	830,000	817,362
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	660,000	647,234
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	1,040,000	1,024,961
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,630,000	1,505,222
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	130,000	130,975
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	115,000	119,025

Dynamic Asset Allocation Balanced Fund 53

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Financials cont.
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	$337,000	$408,191
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	70,000	74,200
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	810,000	836,326
Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	77,000	77,770
American Express Co. sr. unsec. bonds 8.125%, 5/20/19	865,000	894,011
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	414,000	519,570
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,735,000	1,684,388
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	1,105,000	1,083,413
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	207,000
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	370,000	390,350
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	600,000	569,159
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	600,000	602,211
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	478,000	500,705
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	60,000	64,770
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,720,000	2,522,905
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	295,000	288,681
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month
+ 0.76%), 3.094%, 9/15/26	125,000	120,472
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,722,000	1,984,374
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	775,000	771,906
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	125,000	116,793
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	210,000	204,747
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	1,070,000	1,051,165
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.05%,
10/30/18 (Canada)	834,000	833,821
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,250,000	1,220,948
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	190,000	190,908
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	1,318,000	1,351,695
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	330,000	337,767
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	310,000	314,797
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,290,000	1,261,612
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	390,000	408,183

54 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Financials cont.
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	$395,000	$410,176
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	531,000	562,416
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	215,000	210,097
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	240,000	249,407
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	370,000	377,306
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	63,000	64,181
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	589,000	600,780
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	68,000	69,360
Citibank NA sr. unsec. notes Ser. BKNT, 3.05%, 5/1/20	640,000	639,656
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	580,000	549,825
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	1,205,000	1,189,335
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	3,360,000	3,262,022
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	445,000	434,066
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	520,000	513,992
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	400,000	402,646
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	1,450,000	1,430,493
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	240,000	245,400
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,285,000	1,200,880
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	1,530,000	1,510,421
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,690,000	1,645,331
Cooperatieve Rabobank UA company guaranty sr. unsec. unsub.
bonds Ser. MTN, 5.25%, 5/24/41 (Netherlands)	760,000	853,275
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	70,000	73,325
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	179,000	180,566
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	560,000	519,384
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	631,000	622,324
Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	955,000	928,816
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,620,000	1,552,891
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	1,140,000	1,139,062
Digital Realty Trust LP company guaranty sr. unsec. notes
3.40%, 10/1/20 R	605,000	605,575
DnB Bank ASA 144A sr. unsec. notes 2.125%, 10/2/20 (Norway)	550,000	535,650
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	154,219
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	220,000	212,850
Fairfax Financial Holdings, Ltd. 144A sr. unsec. notes 4.85%,
4/17/28 (Canada)	2,055,000	2,026,020
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	245,000	248,470
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	151,000	147,980

Dynamic Asset Allocation Balanced Fund 55

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Financials cont.
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	$445,000	$455,826
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	195,000	189,150
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	265,000	257,050
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 3.373%, 11/15/25 (Ireland)	1,140,000	1,085,247
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 2.342%, 11/15/20 (Ireland)	1,525,000	1,486,678
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	165,000	171,806
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,840,000	1,813,057
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,755,000	2,672,874
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	2,580,000	2,538,577
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	1,015,000	1,010,416
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	164,000	197,004
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	205,000	214,392
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	1,047,000	960,022
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	55,000	53,558
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	277,017
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	290,000	284,309
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	255,000	255,334
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	745,000	747,362
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	785,000	776,854
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	150,000	153,563
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	145,000	148,625
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	67,000	68,217
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	127,000	128,588
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	2,130,000	2,242,649
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	110,000	116,463
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	95,000	95,713
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	100,000	98,500
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	278,000	287,730
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	1,305,000	1,334,363
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	3,028,000	2,765,807
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	3,080,000	2,904,783
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	3,045,000	3,036,428
KeyCorp sr. unsec. unsub. notes Ser. MTN, 1.86%, 12/13/18	974,000	974,014
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	340,000	337,579

56 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Financials cont.
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	$725,000	$763,414
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	621,000	726,570
Lloyds Banking Group PLC unsec. sub. bonds 4.344%, 1/9/48
(United Kingdom)	436,000	379,014
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	470,000	461,670
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	340,000	331,925
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	595,000	588,390
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	1,215,000	1,260,561
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	1,155,000	1,130,737
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	367,500
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	355,000	366,208
Metropolitan Life Global Funding I 144A notes 1.55%, 9/13/19	378,000	373,304
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	130,000	127,339
Metropolitan Life Global Funding I 144A sr. notes 1.75%, 9/19/19	644,500	637,661
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	95,000	97,375
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	90,000	82,359
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	530,000	535,987
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	1,260,000	1,258,348
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	575,000	565,367
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	965,000	937,778
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	3,065,000	2,943,237
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	1,050,000	1,043,272
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 3.017%, 12/9/19 (Australia)	1,570,000	1,579,756
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	450,000	438,833
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	1,565,000	1,538,494
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	810,000	792,514
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	270,000	270,324
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	405,000	378,142
Nordea Bank AB 144A sr. unsec. notes 2.50%, 9/17/20 (Finland)	1,300,000	1,280,012
Nordea Bank AB 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	815,000	788,324
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	520,000	610,330

Dynamic Asset Allocation Balanced Fund 57

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Financials cont.
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	$995,000	$966,384
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	700,000	687,511
Protective Life Global Funding 144A notes 2.262%, 4/8/20	665,000	654,827
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	285,000	285,000
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	265,000	276,263
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	200,000	199,750
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	800,000	769,796
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,575,000	1,558,497
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	615,000	629,005
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	202,000	206,798
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	565,000	558,683
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	635,000	618,286
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	685,000	689,575
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	5,355,000	5,276,239
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	105,000	104,475
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	210,000	209,475
Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	85,000	86,169
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	255,000	244,191
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,370,000	1,333,796
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	385,000	374,687
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	220,000	220,000
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	1,051,000	987,761
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)	235,000	238,682
U.S. Bank NA sr. unsec. notes Ser. BKNT, 3.15%, 4/26/21	2,085,000	2,078,028
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	1,500,000	1,472,855
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. unsub. notes 2.65%, 2/1/22 (Switzerland)	2,320,000	2,242,624
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	595,000	588,138
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	581,000	586,807
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	235,000	234,413
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	395,000	396,308

58 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Financials cont.
VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	$195,000	$196,950
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	700,000	682,500
Wand Merger Corp. 144A sr. unsec. notes 9.125%, 7/15/26	65,000	68,088
Wand Merger Corp. 144A sr. unsec. notes 8.125%, 7/15/23	200,000	209,250
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	455,000	477,750
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,600,000	1,584,128
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	485,000	495,056
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	3,115,000	3,075,100
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	550,000	527,820
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25	405,000	392,498
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	210,000	211,730
		135,996,007
Health care (1.4%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	296,000	286,489
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	945,000	934,409
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	410,000	369,000
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	318,000	315,868
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)	640,000	626,716
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	552,000	546,103
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	730,000	733,603
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	794,000	718,778
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	260,000	197,600
AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	422,000	528,937
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25	70,000	70,000
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.25%, 4/1/26	240,000	258,900
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25	195,000	209,869
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	310,000	294,500
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.875%, 5/15/23	289,000	281,775
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.625%, 12/1/21	10,000	9,963
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	265,000	279,973
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	90,000	93,600
Bausch Health Cos., Inc. 144A sr. unsec. notes 8.50%, 1/31/27	215,000	225,750

Dynamic Asset Allocation Balanced Fund 59

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Health care cont.
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
4.669%, 6/6/47	$1,406,000	$1,390,628
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
3.70%, 6/6/27	1,207,000	1,154,178
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	975,000	977,340
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	265,000	251,088
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	230,000	241,500
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	155,000	156,744
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	105,000	107,504
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	545,000	517,587
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	500,000	280,150
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	325,000	270,199
Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	490,000	500,001
CVS Health Corp. sr. unsec. notes zero %, 12/1/22	732,000	758,173
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48	1,071,000	1,095,465
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	3,214,000	3,198,603
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	865,000	864,380
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.90%, 8/28/28	1,643,000	1,668,140
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	285,000	245,670
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	95,000	83,838
Halfmoon Parent, Inc. 144A sr. unsub. notes 3.75%, 7/15/23	1,463,000	1,458,524
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	210,000	216,038
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	395,000	410,800
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	750,000	760,312
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	34,000	37,230
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	155,000	156,163
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	125,000	137,538
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	105,000	88,594
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	865,000	823,710
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	125,000	127,031
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	50,000	49,125
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	1,430,000	1,436,463
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	880,000	843,700
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	354,000	358,966
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	170,000	166,090

60 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Health care cont.
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	$670,000	$643,234
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	1,315,000	1,297,295
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	1,210,000	1,186,911
Service Corp. International sr. unsec. notes 5.375%, 1/15/22	123,000	124,538
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	310,000	297,541
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	345,000	350,672
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	830,000	766,126
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	675,000	642,827
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	90,000	92,700
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	130,000	134,271
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	140,000	147,532
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Netherlands)	295,000	311,185
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Netherlands)	200,000	203,089
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	640,000	658,848
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	550,000	524,167
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,625,000	1,628,997
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	545,000	528,140
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	125,000	127,031
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	85,000	86,488
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	730,000	722,483
		38,287,380
Technology (1.3%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	1,700,000	1,726,757
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	670,000	603,779
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	1,125,000	1,117,933
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,680,000	1,714,376
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	335,000	334,832
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	2,865,000	2,857,866
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	493,000	512,595
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	600,000	575,252
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	792,000	780,930
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	223,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	395,000	400,728
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	967,000	910,375
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,550,000	1,408,407
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	660,000	610,418
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	685,000	734,800
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	222,000	276,336
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	1,289,000	1,355,558

Dynamic Asset Allocation Balanced Fund 61

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Technology cont.
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	$45,000	$46,349
Energizer Gamma Acquisition, Inc. 144A company guaranty sr.
unsec. notes 6.375%, 7/15/26	80,000	82,700
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	500,000	500,990
Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	105,000	110,558
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	260,000	270,725
First Data Corp. 144A notes 5.75%, 1/15/24	385,000	391,256
First Data Corp. 144A sr. notes 5.375%, 8/15/23	160,000	162,440
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	1,115,000	1,117,339
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	850,000	802,931
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	500,000	486,300
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	500,000	504,370
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	330,000	334,472
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	55,000	55,756
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	561,000	685,922
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	1,415,000	1,401,593
Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	1,310,000	1,284,883
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	855,000	788,356
Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	85,000	100,131
Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	555,000	561,074
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	2,030,000	1,948,447
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	215,000	244,733
Oracle Corp. sr. unsec. unsub. notes 3.25%, 11/15/27	561,000	539,253
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	694,000	644,121
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	485,000	470,456
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	2,295,000	2,283,530
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	165,000	164,175
Qorvo, Inc. 144A sr. unsec. notes 5.50%, 7/15/26	85,000	86,488
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,310,000	1,298,791
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	125,000	136,563
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	320,000	311,200
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	415,000	416,038
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	270,000	255,442
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	1,465,000	1,416,764
		35,825,088
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	480,000	453,145
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	124,713	130,272

62 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Transportation cont.
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	$95,000	$92,010
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	254,000	236,433
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	450,000	442,759
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 07-1, Class A, 6.636%, 7/2/22	78,022	81,563
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	281,976	278,992
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	345,000	351,900
		2,067,074
Utilities and power (0.7%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	830,000	850,750
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	44,000	44,275
AES Corp./Virginia (The) sr. unsec. notes 4.50%, 3/15/23	105,000	105,263
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	105,000	106,050
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	870,000	927,001
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	80,000	82,287
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	735,000	663,936
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	152,000	184,007
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	190,000	168,150
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	134,306
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	24,000	24,120
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	50,000	53,879
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	158,399
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	634,000	638,725
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	275,000	269,331
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	630,000	618,884
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	980,000	911,420
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	49,000	52,736
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	135,000	148,669
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	65,000	81,833
Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	375,000	379,377
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	360,000	339,065
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	830,000	835,268
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	1,484,000	1,561,910
Energy Transfer Equity LP sr. sub. notes 5.50%, 6/1/27	105,000	108,969

Dynamic Asset Allocation Balanced Fund 63

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Utilities and power cont.
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	$1,525,000	$1,435,571
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	6,000	5,837
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	9,000	9,155
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	1,190,000	1,299,000
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	102,000	68,850
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	245,000	237,635
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	123,000	126,266
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	599,000	598,122
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	300,000	294,206
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,374,000	1,336,656
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	107,000	135,205
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	400,000	488,664
Nevada Power Co. mtge. notes 7.125%, 3/15/19	265,000	270,061
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	450,000	421,875
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	175,000	189,875
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	265,000	278,250
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
5.75%, 1/15/28	95,000	95,950
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	450,000	431,924
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	201,821
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	170,000	173,695
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	718,616
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	370,000	375,470
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	20,000	19,646
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	187,796
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	64,000	480
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	295,000	298,319
		19,147,555
Total corporate bonds and notes (cost $440,434,635)		$434,672,414

64 Dynamic Asset Allocation Balanced Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (10.2%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.7%)
Government National Mortgage Association Pass-Through Certificates
4.70%, with due dates from 5/20/67 to 8/20/67	$210,800	$223,054
4.629%, 6/20/67	99,440	104,785
4.507%, 3/20/67	95,403	99,815
4.00%, with due dates from 3/15/46 to 3/20/46	857,695	876,080
3.50%, with due dates from 7/20/47 to 11/20/47	75,575,292	75,244,338
		76,548,072
U.S. Government Agency Mortgage Obligations (7.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 5/1/48	21,669,952	21,895,872
3.00%, 2/1/47	1,785,317	1,710,209
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 10/1/48	11,000,000	11,891,172
4.00%, 1/1/57	1,817,166	1,840,661
4.00%, TBA, 11/1/48	18,000,000	18,150,469
4.00%, TBA, 10/1/48	18,000,000	18,174,375
4.00%, 8/1/47	8,408,838	8,501,795
3.50%, with due dates from 12/1/47 to 6/1/56	60,015,445	59,105,824
3.00%, TBA, 10/1/48	1,000,000	956,797
3.00%, with due dates from 12/1/31 to 3/1/47	57,626,358	55,905,332
3.00%, TBA, 10/1/33	13,000,000	12,840,547
		210,973,053
Total U.S. government and agency mortgage obligations (cost $295,756,210)		$287,521,125

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)*	amount	Value
Agency collateralized mortgage obligations (0.4%)
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.916%,
10/25/27 (Bermuda)	$601,212	$602,288
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.566%,
8/25/28 (Bermuda)	718,000	722,039
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%),
17.108%, 4/15/37	84,889	115,602
IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%),
15.882%, 11/15/35	51,843	69,242
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%),
15.152%, 12/15/36	53,507	65,385
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%),
11.429%, 6/15/34	89,653	99,703
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.966%, 10/25/24	931,625	1,033,107
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
(1 Month US LIBOR + 2.60%), 4.816%, 12/25/27	706,868	721,288
IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%),
4.792%, 3/15/41	1,913,719	309,046
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
(1 Month US LIBOR + 2.20%), 4.416%, 3/25/25	43,234	43,348

Dynamic Asset Allocation Balanced Fund 65

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 4.166%, 5/25/25	$323,845	$332,348
Ser. 3391, PO, zero %, 4/15/37	6,351	5,207
Ser. 3206, Class EO, PO, zero %, 8/15/36	3,484	2,894
Ser. 3326, Class WF, zero %, 10/15/35 W	3,019	2,039
FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%),
zero %, 2/15/36	7,041	5,140
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt Notes FRB Ser. 16-DNA1, Class M3, (1 Month
US LIBOR + 5.55%), 7.766%, 7/25/28	580,000	701,933
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%),
26.605%, 7/25/36	29,186	46,400
IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%),
16.075%, 6/25/37	73,633	96,695
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
13.603%, 8/25/35	34,075	40,999
IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%),
13.253%, 12/25/35	35,356	42,070
IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR) + 17.39%),
11.633%, 11/25/34	16,689	18,489
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.216%, 9/25/28	600,000	704,756
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 7.116%, 11/25/24	1,203,904	1,377,812
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 5.116%, 7/25/24	559,644	596,275
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 4.816%, 5/25/24	346,000	368,251
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
(1 Month US LIBOR + 1.35%), 3.566%, 1/25/29	61,033	61,197
Ser. 07-14, Class KO, PO, zero %, 3/25/37	21,278	17,006
Ser. 06-125, Class OX, PO, zero %, 1/25/37	2,096	1,691
Ser. 06-84, Class OT, PO, zero %, 9/25/36	2,440	1,971
Ser. 06-46, Class OC, PO, zero %, 6/25/36	3,998	3,181
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	2,299,365	505,860
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	460,795	104,278
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	107,774	14,625
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	100,214	20,664
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
3.885%, 6/20/43	1,943,680	342,143
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	4,055,268	509,139
Ser. 13-14, IO, 3.50%, 12/20/42	1,301,103	189,727
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,732,264	213,415
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	2,316,111	188,995
Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	1,851,576	203,303
Ser. 16-H16, Class EI, IO, 2.206%, 6/20/66 W	3,706,542	414,762
Ser. 15-H26, Class EI, IO, 1.72%, 10/20/65 W	3,057,432	264,162

66 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H25, Class BI, IO, 1.539%, 10/20/65 W	$5,306,416	$479,169
Ser. 06-36, Class OD, PO, zero %, 7/16/36	3,019	2,423
		11,660,067
Commercial mortgage-backed securities (1.5%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.412%, 1/15/49 W	1,474,972	2,646
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 04-4, Class XC, IO, 0.086%, 7/10/42 W	23,008	1
FRB Ser. 07-5, Class XW, IO, zero %, 2/10/51 W	2,364,986	24
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.583%, 11/10/41 W	237,191	863
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	30,860	—
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.283%, 3/11/39 W	257,982	167,688
FRB Ser. 06-PW14, Class X1, IO, 0.506%, 12/11/38 W	251,325	3,694
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.749%, 12/11/49 W	24,999	3
CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
zero %, 11/15/44 W	165,162	6
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.947%, 12/15/47 W	254,000	260,350
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47	580,000	587,970
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class XA, IO, 1.966%, 9/10/45 W	6,789,911	364,048
FRB Ser. 06-C5, Class XC, IO, zero %, 10/15/49 W	6,119,534	61
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 6.015%, 5/15/46 W	269,447	272,614
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.889%, 7/15/47 W	346,000	345,657
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	411,000	424,982
FRB Ser. 14-UBS6, Class C, 4.612%, 12/10/47 W	1,104,000	1,067,028
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	942,000	928,060
FRB Ser. 14-CR19, Class XA, IO, 1.344%, 8/10/47 W	8,732,239	354,711
FRB Ser. 14-CR18, Class XA, IO, 1.308%, 7/15/47 W	6,323,881	243,722
FRB Ser. 14-CR16, Class XA, IO, 1.302%, 4/10/47 W	1,928,842	75,609
FRB Ser. 13-CR11, Class XA, IO, 1.272%, 8/10/50 W	6,588,671	264,706
FRB Ser. 14-UBS6, Class XA, IO, 1.111%, 12/10/47 W	6,916,579	280,253
FRB Ser. 14-LC17, Class XA, IO, 1.072%, 10/10/47 W	7,674,277	227,420
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.308%, 7/10/46 W	617,000	628,569
FRB Ser. 06-C8, Class XS, IO, 0.641%, 12/10/46 W	2,365,091	86
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class AX, IO, 0.101%, 1/15/49 W	4,305,583	14
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.221%, 5/15/38 W	100,854	204

Dynamic Asset Allocation Balanced Fund 67

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.44%, 4/15/50 W	$1,225,000	$1,215,864
Ser. 15-C1, Class AS, 3.791%, 4/15/50 W	1,048,000	1,036,481
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.94%, 4/15/50 W	946,000	849,138
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.508%, 12/15/49 W	1,226,000	1,191,261
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.516%, 8/10/44 W	2,787,000	2,870,769
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.27%, 12/10/49 W	10,005,033	12,794
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 1.175%, 5/10/43 W	66,120	5
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.108%, 1/10/47 W	446,000	441,540
FRB Ser. 14-GC22, Class C, 4.846%, 6/10/47 W	618,000	614,649
FRB Ser. 13-GC10, Class XA, IO, 1.667%, 2/10/46 W	4,382,996	269,993
FRB Ser. 13-GC12, Class XA, IO, 1.576%, 6/10/46 W	2,447,815	128,645
FRB Ser. 14-GC22, Class XA, IO, 1.147%, 6/10/47 W	5,292,045	207,448
FRB Ser. 14-GC24, Class XA, IO, 0.946%, 9/10/47 W	5,909,843	197,980
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.197%, 8/10/43 W	851,000	857,776
FRB Ser. 12-GC6, Class D, 5.84%, 1/10/45 W	60,000	59,250
FRB Ser. 11-GC3, Class C, 5.825%, 3/10/44 W	456,000	473,586
JP Morgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 12-C8, Class C, 4.758%, 10/15/45 W	427,000	430,771
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.71%, 9/15/47 W	511,000	495,000
FRB Ser. 14-C19, Class XA, IO, 1.278%, 4/15/47 W	8,084,609	150,875
FRB Ser. 15-C33, Class XA, IO, 1.154%, 12/15/48 W	5,002,535	285,144
FRB Ser. 14-C25, Class XA, IO, 1.097%, 11/15/47 W	8,475,941	330,341
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 05-LDP5, Class F, 5.896%, 12/15/44 W	155,482	153,673
Ser. 12-C6, Class AS, 4.117%, 5/15/45	770,000	784,053
Ser. 13-C10, Class AS, 3.372%, 12/15/47	196,000	190,006
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	626,000	611,687
FRB Ser. 07-LDPX, Class X, IO, 0.331%, 1/15/49 W	3,401,540	6,783
FRB Ser. 06-LDP8, Class X, IO, 0.286%, 5/15/45 W	4,452,526	6,022
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.312%, 5/15/45 W	1,175,000	1,038,371
FRB Ser. 12-C8, Class D, 4.806%, 10/15/45 W	755,000	724,351
FRB Ser. 12-LC9, Class D, 4.518%, 12/15/47 W	186,000	183,650
FRB Ser. 05-CB12, Class X1, IO, 0.404%, 9/12/37 W	647,013	866
FRB Ser. 06-LDP6, Class X1, IO, zero %, 4/15/43 W	261,326	3
LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.319%, 4/15/41 W	123,203	127,971
FRB Ser. 07-C2, Class XW, IO, 0.407%, 2/15/40 W	122,313	51
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 05-C7,
Class XCL, IO, 0.537%, 11/15/40 W	465,273	1,279

68 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.217%, 4/20/48 W	$1,125,000	$1,031,704
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 1.081%, 8/12/39 W	173,720	122
FRB Ser. 05-MCP1, Class XC, IO, 0.001%, 6/12/43 W	257,114	7
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.137%, 5/15/44 W	2,827	407
FRB Ser. 06-C4, Class X, IO, 6.641%, 7/15/45 W	60,654	1,823
FRB Ser. 07-C5, Class X, IO, 6.194%, 12/15/49 W	457,054	285
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class C, 4.614%, 8/15/47 W	1,106,000	1,071,708
Ser. 14-C18, Class C, 4.489%, 10/15/47 W	842,000	829,022
FRB Ser. 13-C7, Class C, 4.255%, 2/15/46 W	568,000	559,164
Ser. 12-C5, Class AS, 3.792%, 8/15/45	681,000	679,807
Ser. 12-C6, Class AS, 3.476%, 11/15/45	810,000	805,146
FRB Ser. 14-C17, Class XA, IO, 1.349%, 8/15/47 W	5,291,846	206,557
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.726%, 11/15/45 W	491,000	492,381
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	130,165	32,541
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.326%, 7/15/49 W	324,000	326,276
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	417,718	34,879
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.209%, 8/10/49 W	326,000	329,883
FRB Ser. 12-C4, Class XA, IO, 1.792%, 12/10/45 W	4,785,691	252,828
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.417%, 10/15/44 W	277,020	274,363
FRB Ser. 06-C29, IO, 0.374%, 11/15/48 W	2,103,925	84
FRB Ser. 07-C34, IO, 0.117%, 5/15/46 W	1,481,511	363
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.045%, 6/15/45 W	575,467	115
FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42 W	128,035	1
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.423%, 7/15/46 W	501,000	476,189
FRB Ser. 14-LC16, Class XA, IO, 1.498%, 8/15/50 W	13,563,352	690,375
FRB Ser. 16-LC25, Class XA, IO, 1.221%, 12/15/59 W	6,406,640	357,805
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.423%, 7/15/46 W	521,000	455,236
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	491,000	510,841
FRB Ser. 13-C15, Class C, 4.621%, 8/15/46 W	524,000	522,214
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	1,253,000	1,280,792
Ser. 13-C12, Class AS, 3.56%, 3/15/48	650,000	645,866
Ser. 13-C11, Class AS, 3.311%, 3/15/45	181,000	180,576
FRB Ser. 14-C22, Class XA, IO, 0.998%, 9/15/57 W	27,391,530	1,032,852
FRB Ser. 13-C14, Class XA, IO, 0.874%, 6/15/46 W	13,528,758	428,862

Dynamic Asset Allocation Balanced Fund 69

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.865%, 3/15/44 W	$1,022,000	$904,940
FRB Ser. 11-C5, Class C, 5.862%, 11/15/44 W	484,000	505,024
FRB Ser. 11-C5, Class E, 5.862%, 11/15/44 W	530,000	524,724
FRB Ser. 11-C2, Class D, 5.839%, 2/15/44 W	1,606,000	1,587,560
Ser. 11-C4, Class E, 5.397%, 6/15/44 W	232,000	218,311
FRB Ser. 12-C9, Class D, 4.94%, 11/15/45 W	546,000	517,353
FRB Ser. 13-C15, Class D, 4.621%, 8/15/46 W	599,000	514,915
FRB Ser. 12-C9, Class XA, IO, 2.048%, 11/15/45 W	5,463,805	391,755
FRB Ser. 12-C10, Class XA, IO, 1.716%, 12/15/45 W	4,683,150	245,669
		41,370,390
Residential mortgage-backed securities (non-agency) (0.8%)
Arroyo Mortgage Trust 144A Ser. 18-1, Class A3, 4.157%, 4/25/48 W	826,335	826,335
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.30%), 2.516%, 9/25/45	275,617	264,868
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.011%, 5/25/35 W	712,170	729,870
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.785%, 6/25/46	1,165,355	1,083,193
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.495%, 11/20/35	401,866	393,283
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.406%, 8/25/46	1,624,545	1,372,741
FRB Ser. 05-27, Class 1A1, 2.217%, 8/25/35 W	218,168	185,661
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR
+ 5.15%), 7.366%, 11/25/28	800,000	948,581
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 8.116%, 10/25/28	1,491,350	1,726,346
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.916%, 4/25/28	1,619,329	1,881,499
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.766%, 4/25/28	2,158,484	2,449,334
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.216%, 7/25/25	357,728	398,040
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.516%, 2/25/25	329,691	363,254
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.466%, 4/25/29	90,000	102,379
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.216%, 5/25/25	252,955	277,799
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 3.016%, 2/25/34	703,368	684,186
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.539%, 2/25/35 W	243,904	248,572
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 3.041%, 8/25/34	232,279	232,279
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.89%, 8/26/47 W	160,000	155,811

70 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month
US LIBOR + 1.55%), 3.766%, 7/25/28 (Bermuda)	$205,000	$205,584
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
3.266%, 10/25/34	540,000	548,592
Renaissance Home Equity Loan Trust FRB Ser. 03-4, Class A1,
(1 Month US LIBOR + 0.52%), 2.736%, 3/25/34	382,694	378,535
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 3.116%, 11/25/34	689,971	689,516
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 3.066%, 5/25/47	770,379	663,463
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 2.376%, 4/25/36	189,228	188,686
Vericrest Opportunity Loan Transferee LXI, LLC 144A Ser. 17-NPL8,
Class A1, 3.125%, 6/25/47	327,654	324,992
Vericrest Opportunity Loan Transferee LXIII, LLC 144A Ser. 17-NP10,
Class A1, 3.00%, 10/25/47	292,403	288,894
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR12, Class 1A8, 4.022%, 10/25/35 W	1,161,087	1,159,144
FRB Ser. 07-HY2, Class 1A1, 3.603%, 12/25/36 W	613,296	600,262
FRB Ser. 05-AR14, Class 1A2, 3.538%, 12/25/35 W	449,803	451,468
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
3.176%, 7/25/45	455,568	451,195
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.616%, 8/25/45	405,525	401,632
Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR5, Class 1A1, 4.192%, 4/25/36 W	735,225	746,253
FRB Ser. 06-AR2, Class 1A1, 4.019%, 3/25/36 W	745,102	747,708
		22,169,955
Total mortgage-backed securities (cost $75,551,894)		$75,200,412

	Principal
COMMODITY LINKED NOTES (0.6%)*†††	amount	Value
Goldman Sachs International 144A notes zero %, 2019 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3)	$13,830,000	$18,289,123
Total commodity Linked Notes (cost $13,830,000)		$18,289,123

	Principal
ASSET-BACKED SECURITIES (0.6%)*	amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.016%, 11/25/50	$1,579,000	$1,579,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
3.112%, 4/24/19	4,221,000	4,221,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 9/24/19	4,106,000	4,106,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 7/24/19	3,322,000	3,322,000
FRB Ser. 17-6, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 11/24/18	2,750,000	2,750,000

Dynamic Asset Allocation Balanced Fund 71

	Principal
ASSET-BACKED SECURITIES (0.6%)* cont.	amount	Value
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.816%, 1/25/46	$1,885,657	$1,876,040
Total asset-backed securities (cost $17,856,073)		$17,854,040

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.6%)*	amount	Value
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)	$310,000	$254,975
Argentina (Republic of) sr. unsec. unsub. notes 7.50%,
4/22/26 (Argentina)	3,365,000	3,003,263
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)	962,000	817,700
Argentina (Republic of) sr. unsec. unsub. notes 4.625%,
1/11/23 (Argentina)	160,000	135,600
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)	265,000	209,350
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)	505,000	464,006
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)	250,000	208,175
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)	150,000	124,905
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)	942,000	947,888
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)	169,000	156,595
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	935,000	907,700
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)	910,000	764,400
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)	222,000	206,460
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	2,270,000	2,304,050
Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)	475,000	485,094
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	400,000	406,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)	400,000	448,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	990,000	976,388
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	360,000	349,650
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	590,000	538,375
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	1,000,000	960,000
Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)	300,000	298,700

72 Dynamic Asset Allocation Balanced Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.6%)* cont.	amount	Value
Turkey (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	$440,000	$409,750
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	1,575,000	1,548,926
Total foreign government and agency bonds and notes (cost $18,047,146)		$16,925,950

	Principal
SENIOR LOANS (0.2%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.408%, 12/15/24	$330,565	$333,103
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.596%, 6/21/24	419,688	422,120
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.962%, 11/17/22	325,000	331,500
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.251%, 5/5/24	104,024	104,631
Eagleclaw Midstream Ventures, LLC bank term loan FRN (BBA
LIBOR USD 3 Month + 4.25%), 6.492%, 6/30/24	238,186	234,514
Forterra Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.076%, 10/25/23	123,047	117,602
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.826%, 4/16/21	133,168	133,334
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.992%, 3/31/24	113,871	114,512
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.604%, 5/21/24	260,000	256,750
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.509%, 10/16/23	134,304	135,059
KCA Deutag Alpha, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 6.75%), 9.021%, 3/21/23	263,498	256,252
Keane Group Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.079%, 5/25/25	99,325	97,835
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.64%, 11/6/24	577,100	578,903
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 5.37%, 10/25/20	159,926	148,231
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.348%, 11/3/23	134,660	132,832
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.81%, 9/7/23	332,893	253,346
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.873%, 2/28/26	170,000	163,200
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 5.373%, 2/28/25	178,650	177,087
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.202%, 3/28/25	401,625	389,890
Total senior loans (cost $4,444,341)		$4,380,701

INVESTMENT COMPANIES (—%)*	Shares	Value
SPDR S&P 500 ETF Trust	2,386	$693,658
Total investment companies (cost $648,541)		$693,658

Dynamic Asset Allocation Balanced Fund 73

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	7,508	$210,299
Nine Point Energy 6.75% cv. pfd.	27	31,762
Total convertible preferred stocks (cost $164,227)		$242,061

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.00	$22,669,900	$22,669,900	$239,530
Total purchased options outstanding (cost $254,787)				$239,530

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	5,340	$140,442
Total preferred stocks (cost $133,500)		$140,442

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$150,000	$143,065
Total convertible bonds and notes (cost $139,315)		$143,065

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Halcon Resources Corp.	9/9/20	$14.04	1,758	$176
Total warrants (cost $—)				$176

	Principal amount/
SHORT-TERM INVESTMENTS (13.2%)*		shares	Value
Barclays Bank PLC CCP asset backed commercial paper
2.064%, 10/12/18		$13,500,000	$13,488,915
CHARTA, LLC asset backed commercial paper 2.264%, 11/14/18		10,000,000	9,970,926
CRC Funding, LLC asset backed commercial paper
2.264%, 11/14/18		4,500,000	4,486,852
DnB Bank ASA/New York certificates of deposit 2.160%, 11/2/18		7,000,000	7,000,277
Fairway Finance Co., LLC asset backed commercial paper
2.273%, 12/11/18		14,000,000	13,933,322
IBM Credit, LLC commercial paper 2.135%, 10/24/18		7,800,000	7,787,680
Liberty Street Funding, LLC asset backed commercial paper
2.273%, 12/14/18		14,250,000	14,179,379
Manhattan Asset Funding Co., LLC asset backed commercial
paper 2.224%, 10/24/18		9,250,000	9,235,268
MetLife Short Term Funding, LLC asset backed commercial paper
2.179%, 11/20/18		14,000,000	13,954,264
NRW.Bank commercial paper 2.094%, 10/12/18		14,000,000	13,988,246
Old Line Funding, LLC asset backed commercial paper
2.108%, 10/15/18		12,000,000	11,987,572
Putnam Cash Collateral Pool, LLC 2.25% [d]	Shares	2,307,325	2,307,325
Putnam Short Term Investment Fund 2.24% L	Shares	209,177,907	209,177,907
Regency Markets No. 1, LLC asset backed commercial paper
2.114%, 10/11/18		$7,500,000	7,494,095
Simon Property Group LP commercial paper 2.178%, 11/16/18		7,500,000	7,477,247
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.97% P	Shares	70,000	70,000

74 Dynamic Asset Allocation Balanced Fund

	Principal amount/
SHORT-TERM INVESTMENTS (13.2%)* cont.	shares	Value
U.S. Treasury Bills 1.962%, 10/11/18 # ∆ §	$4,970,000	$4,967,174
U.S. Treasury Bills 1.978%, 10/4/18 # ∆ §	2,824,000	2,823,523
U.S. Treasury Bills 1.997%, 10/25/18 #	764,001	762,940
U.S. Treasury Bills 2.016%, 11/1/18 # ∆ Φ §	2,071,000	2,067,322
U.S. Treasury Bills 2.043%, 11/8/18 # ∆ Φ §	1,085,001	1,082,630
U.S. Treasury Bills 2.061%, 11/15/18 # ∆ §	1,581,000	1,576,886
Victory Receivables Corp. asset backed commercial paper
2.177%, 11/9/18	14,000,000	13,963,511
Total short-term investments (cost $373,817,103)		$373,783,261

TOTAL INVESTMENTS
Total investments (cost $2,652,168,667)		$2,893,047,224

Key to holding’s currency abbreviations

CAD	Canadian Dollar
CNH	Chinese Yuan (Offshore)
EUR	Euro
USD/$	United States Dollar

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period.
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2017 through September 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,823,876,016.

Dynamic Asset Allocation Balanced Fund 75

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $4,840, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $6,986,114 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,192,894 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $217,523 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,370,707 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $53,566,937 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

76 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $384,771,077)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/17/18	$2,223,424	$2,212,214	$11,210
	Canadian Dollar	Sell	10/17/18	7,492,406	7,335,727	(156,679)
	Euro	Buy	12/19/18	8,078,948	8,148,059	(69,111)
	Hong Kong Dollar	Buy	11/19/18	1,731,546	1,729,805	1,741
	Japanese Yen	Sell	11/19/18	2,465,589	2,517,395	51,806
	New Zealand Dollar	Buy	10/17/18	2,630,360	2,639,907	(9,547)
	New Zealand Dollar	Sell	10/17/18	2,630,360	2,674,166	43,806
	Norwegian Krone	Sell	12/19/18	771,171	747,288	(23,883)
	Swedish Krona	Sell	12/19/18	1,772,020	1,739,115	(32,905)
Barclays Bank PLC
	Australian Dollar	Buy	10/17/18	6,285,474	6,365,550	(80,076)
	Australian Dollar	Sell	10/17/18	6,285,474	6,315,540	30,066
	British Pound	Sell	12/19/18	2,860,058	2,845,799	(14,259)
	Canadian Dollar	Buy	10/17/18	5,670,285	5,591,425	78,860
	Canadian Dollar	Sell	10/17/18	5,670,285	5,578,398	(91,887)
	Euro	Sell	12/19/18	7,145,189	7,162,001	16,812
	Japanese Yen	Sell	11/19/18	1,449,816	1,480,261	30,445
	New Zealand Dollar	Buy	10/17/18	2,842,028	2,824,142	17,886
	New Zealand Dollar	Sell	10/17/18	2,842,028	2,803,214	(38,814)
	Norwegian Krone	Buy	12/19/18	570,346	552,690	17,656
Citibank, N.A.
	Australian Dollar	Buy	10/17/18	2,838,035	2,924,973	(86,938)
	Canadian Dollar	Buy	10/17/18	3,701,399	3,623,953	77,446
	Canadian Dollar	Sell	10/17/18	3,701,399	3,692,361	(9,038)
	Danish Krone	Sell	12/19/18	1,237,739	1,241,274	3,535
	Euro	Sell	12/19/18	2,811,563	2,844,519	32,956
	Japanese Yen	Sell	11/19/18	3,734,197	3,831,763	97,566
	New Zealand Dollar	Buy	10/17/18	1,312,827	1,317,542	(4,715)
	New Zealand Dollar	Sell	10/17/18	1,312,827	1,334,873	22,046
	Swedish Krona	Sell	12/19/18	4,255,052	4,176,745	(78,307)
Credit Suisse International
	Australian Dollar	Buy	10/17/18	8,973,578	9,080,949	(107,371)
	Canadian Dollar	Buy	10/17/18	2,873,634	2,852,709	20,925
	Canadian Dollar	Sell	10/17/18	2,873,634	2,827,094	(46,540)
	Euro	Sell	12/19/18	3,286,389	3,297,263	10,874
	Japanese Yen	Sell	11/19/18	2,734,800	2,800,385	65,585
	New Zealand Dollar	Buy	10/17/18	4,084,056	4,168,142	(84,086)
	New Zealand Dollar	Sell	10/17/18	4,084,056	4,124,563	40,507
	Swedish Krona	Sell	12/19/18	1,754,211	1,721,591	(32,620)
	Swiss Franc	Sell	12/19/18	821	47,284	46,463
Goldman Sachs International
	Australian Dollar	Buy	10/17/18	16,899,024	17,061,876	(162,852)
	Australian Dollar	Sell	10/17/18	16,899,024	16,909,589	10,565
	Canadian Dollar	Buy	10/17/18	995,595	997,468	(1,873)

Dynamic Asset Allocation Balanced Fund 77

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $384,771,077) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International cont.
	Euro	Sell	12/19/18	$3,903,208	$3,913,965	$10,757
	Indian Rupee	Buy	11/19/18	2,812,890	2,830,455	(17,565)
	Indian Rupee	Sell	11/19/18	2,812,890	2,790,977	(21,913)
	Japanese Yen	Buy	11/19/18	1,388,325	1,416,248	(27,923)
	New Zealand Dollar	Sell	10/17/18	4,114,350	4,135,714	21,364
	Norwegian Krone	Buy	12/19/18	16,894,755	16,330,594	564,161
	South African Rand	Buy	10/17/18	20,064	19,721	343
	South African Rand	Sell	10/17/18	20,064	20,450	386
	Swedish Krona	Buy	12/19/18	8,676,015	8,563,861	112,154
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/17/18	5,247,967	5,365,863	(117,896)
	British Pound	Sell	12/19/18	2,809,820	2,826,878	17,058
	Canadian Dollar	Buy	10/17/18	927,828	935,195	(7,367)
	Euro	Sell	12/19/18	6,667,440	6,728,922	61,482
	Indonesian Rupiah	Buy	12/19/18	2,795,271	2,799,506	(4,235)
	Indonesian Rupiah	Sell	12/19/18	2,809,121	2,793,301	(15,820)
	Japanese Yen	Sell	11/19/18	1,984,127	2,025,830	41,703
	New Zealand Dollar	Buy	10/17/18	5,266,091	5,256,877	9,214
	New Zealand Dollar	Sell	10/17/18	5,266,091	5,357,398	91,307
	Swedish Krona	Buy	12/19/18	2,830,398	2,864,335	(33,937)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/17/18	2,953,915	3,043,462	(89,547)
	British Pound	Buy	12/19/18	652,707	659,571	(6,864)
	Canadian Dollar	Sell	10/17/18	990,871	907,998	(82,873)
	Euro	Sell	12/19/18	8,543,374	8,567,022	23,648
	Japanese Yen	Sell	11/19/18	2,826,515	2,855,108	28,593
	New Zealand Dollar	Sell	10/17/18	949,685	904,179	(45,506)
	Norwegian Krone	Buy	12/19/18	8,028,846	7,850,613	178,233
	Singapore Dollar	Buy	11/19/18	1,781,728	1,790,497	(8,769)
	Swedish Krona	Sell	12/19/18	4,601,863	4,505,085	(96,778)
	Swiss Franc	Buy	12/19/18	3,332,417	3,370,395	(37,978)
NatWest Markets PLC
	Australian Dollar	Buy	10/17/18	4,031,181	4,135,244	(104,063)
	Canadian Dollar	Buy	10/17/18	5,621,105	5,532,073	89,032
	Canadian Dollar	Sell	10/17/18	5,621,105	5,506,846	(114,259)
	Euro	Sell	12/19/18	866,795	868,924	2,129
	Japanese Yen	Sell	11/19/18	2,826,515	2,855,120	28,605
	New Zealand Dollar	Sell	10/17/18	2,839,774	2,853,609	13,835
	Norwegian Krone	Buy	12/19/18	1,414,105	1,417,605	(3,500)
	Swedish Krona	Sell	12/19/18	3,456,716	3,393,177	(63,539)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/17/18	2,279,016	2,436,850	(157,834)
	Canadian Dollar	Sell	10/17/18	1,337,219	1,315,422	(21,797)
	Euro	Sell	12/19/18	10,300,689	10,330,004	29,315

78 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $384,771,077) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co. cont.
	Japanese Yen	Sell	11/19/18	$4,169,270	$4,279,632	$110,362
	New Zealand Dollar	Sell	10/17/18	2,839,774	2,880,378	40,604
	Norwegian Krone	Buy	12/19/18	9,270,875	9,080,811	190,064
	Swedish Krona	Sell	12/19/18	3,880,212	3,812,107	(68,105)
UBS AG
	Australian Dollar	Buy	10/17/18	3,558,476	3,684,660	(126,184)
	British Pound	Sell	12/19/18	2,829,837	2,856,110	26,273
	Canadian Dollar	Buy	10/17/18	5,684,845	5,634,063	50,782
	Canadian Dollar	Sell	10/17/18	5,684,845	5,602,258	(82,587)
	Euro	Sell	12/19/18	9,672,767	9,713,005	40,238
	Japanese Yen	Sell	11/19/18	1,085,076	1,108,037	22,961
	New Zealand Dollar	Sell	10/17/18	4,319,654	4,387,567	67,913
	Norwegian Krone	Buy	12/19/18	4,228,346	4,097,472	130,874
WestPac Banking Corp.
	Australian Dollar	Buy	10/17/18	2,084,989	2,191,506	(106,517)
	New Zealand Dollar	Buy	10/17/18	5,605,103	5,610,875	(5,772)
	New Zealand Dollar	Sell	10/17/18	5,605,103	5,618,090	12,987
Unrealized appreciation						2,745,133
Unrealized (depreciation)						(2,600,629)
Total						$144,504

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/18
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	1,450	$123,001,390	$123,308,000	Dec-18	$(1,521,430)
S&P 500 Index E-Mini (Long)	59	8,596,241	8,611,050	Dec-18	72,294
S&P 500 Index E-Mini (Short)	884	128,797,916	129,019,800	Dec-18	(767,054)
S&P Mid Cap 400 Index E-Mini (Long)	6	1,211,730	1,215,120	Dec-18	(8,417)
Tokyo Price Index (Long)	179	28,629,445	28,633,383	Dec-18	2,129,774
U.S. Treasury Bond 30 yr (Long)	167	23,463,500	23,463,500	Dec-18	(542,881)
U.S. Treasury Bond Ultra 30 yr (Long)	355	54,769,844	54,769,844	Dec-18	(1,657,694)
U.S. Treasury Note 2 yr (Long)	629	132,551,923	132,551,923	Dec-18	(335,257)
U.S. Treasury Note 2 yr (Short)	151	31,820,891	31,820,891	Dec-18	75,198
U.S. Treasury Note 5 yr (Long)	1,217	136,883,977	136,883,977	Dec-18	(961,839)
U.S. Treasury Note 5 yr (Short)	11	1,237,242	1,237,242	Dec-18	8,572
U.S. Treasury Note 10 yr (Long)	382	45,374,438	45,374,437	Dec-18	(492,983)
U.S. Treasury Note Ultra 10 yr (Short)	14	1,764,000	1,764,000	Dec-18	24,394
Unrealized appreciation					2,310,232
Unrealized (depreciation)					(6,287,555)
Total					$(3,977,323)

Dynamic Asset Allocation Balanced Fund 79

WRITTEN OPTIONS OUTSTANDING at 9/30/18 (premiums $114,324)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.20	$22,669,900	$22,669,900	$107,501
Total				$107,501

TBA SALE COMMITMENTS OUTSTANDING at 9/30/18 (proceeds receivable $26,978,867)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.00%, 10/1/48	$18,000,000	10/11/18	$18,174,375
Federal National Mortgage Association, 3.50%, 10/1/48	5,000,000	10/11/18	4,920,313
Federal National Mortgage Association, 3.00%, 10/1/48	4,000,000	10/11/18	3,827,187
Total			$26,921,875

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/18
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$103,325,200	$54,969 E	$(39,294)	12/19/20	3.05% —	3 month USD-	$15,675
				Semiannually	LIBOR-BBA —
					Quarterly
95,718,100	50,922 E	33,568	12/19/20	3 month USD-	3.05% —	(17,354)
				LIBOR-BBA —	Semiannually
				Quarterly
22,117,800	4,468 E	44,756	12/19/23	3 month USD-	3.10% —	49,224
				LIBOR-BBA —	Semiannually
				Quarterly
53,456,200	10,798 E	(108,272)	12/19/23	3.10% —	3 month USD-	(119,070)
				Semiannually	LIBOR-BBA —
					Quarterly
32,676,300	43,329 E	24,457	12/19/28	3 month USD-	3.15% —	67,786
				LIBOR-BBA —	Semiannually
				Quarterly
44,407,700	58,885 E	(34,244)	12/19/28	3.15% —	3 month USD-	(93,129)
				Semiannually	LIBOR-BBA —
					Quarterly
12,581,900	172,422 E	(68,497)	12/19/48	3 month USD-	3.20% —	103,925
				LIBOR-BBA —	Semiannually
				Quarterly
3,653,300	50,065 E	19,812	12/19/48	3.20% —	3 month USD-	(30,253)
				Semiannually	LIBOR-BBA —
					Quarterly
5,778,000	14,364	(77)	9/28/28	3.143% —	3 month USD-	(14,805)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(127,791)				$(38,001)

E Extended effective date.

80 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$9,029	$9,010	$—	1/12/42	4.00% (1 month	Synthetic TRS	$55
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
193,274	192,733	—	1/12/41	4.00% (1 month	Synthetic TRS	1,067
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
24,321	24,253	—	1/12/41	4.00% (1 month	Synthetic TRS	134
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
767	768	—	1/12/38	6.50% (1 month	Synthetic TRS	10
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
118,284	117,930	—	1/12/40	4.50% (1 month	Synthetic MBX	(219)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
28,715	28,739	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(75)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
27,179	27,230	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(309)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,294	15,191	—	1/12/43	3.50% (1 month	Synthetic TRS	15
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
234,548	233,791	—	1/12/40	5.00% (1 month	Synthetic MBX	(441)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
790,667	788,004	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,600)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
287,808	287,927	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(663)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
119,068	118,667	—	1/12/41	5.00% (1 month	Synthetic MBX	(241)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Balanced Fund 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$206,246	$205,551	$—	1/12/41	5.00% (1 month	Synthetic MBX	$(417)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
122,913,578	123,659,452	—	11/27/18	3 month USD-	Russell 1000 Total	(446,014)
				LIBOR-BBA plus	Return Index —
				0.35% — Quarterly	Quarterly
146,495,124	147,364,829	—	11/27/18	(3 month USD-	A basket	832,606
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.37%) —	common stocks —
				Quarterly	Quarterly *
Credit Suisse International
1,125,496	1,122,651	—	1/12/41	4.50% (1 month	Synthetic MBX Index	(1,572)
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
40,955	40,895	—	1/12/45	3.50% (1 month	Synthetic TRS	246
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
13,877	13,920	—	1/12/39	6.00% (1 month	Synthetic TRS	202
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,408	2,411	—	1/12/38	6.50% (1 month	Synthetic TRS	31
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
22,428	22,383	—	1/12/42	4.00% (1 month	Synthetic TRS	136
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
22,428	22,383	—	1/12/42	4.00% (1 month	Synthetic TRS	136
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
93,696	93,352	—	1/12/40	4.00% (1 month	Synthetic TRS	480
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
16,119	16,125	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(37)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
19,335	19,343	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(45)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

82 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$356,765	$356,913	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(822)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
217,594	216,986	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(1,202)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
53,886	53,775	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(327)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		835,118
Upfront premium (paid)		—		Unrealized (depreciation)		(453,984)
Total		$—		Total		$381,134

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	36,034	$4,066,079	2.76%
Alphabet, Inc. Class A	Communication Services	3,051	3,682,307	2.50%
Apple, Inc.	Information Technology	15,861	3,580,397	2.43%
Intuit, Inc.	Information Technology	14,088	3,203,527	2.17%
Humana, Inc.	Health Care	8,459	2,863,434	1.94%
TJX Cos., Inc. (The)	Consumer Discretionary	24,612	2,757,012	1.87%
American Express Co.	Financials	25,870	2,754,907	1.87%
McDonald’s Corp.	Consumer Discretionary	16,467	2,754,724	1.87%
Danaher Corp.	Health Care	24,636	2,676,921	1.82%
Pfizer, Inc.	Health Care	58,645	2,584,482	1.75%
Raytheon Co.	Industrials	12,482	2,579,485	1.75%
Texas Instruments, Inc.	Information Technology	23,752	2,548,314	1.73%
Occidental Petroleum Corp.	Energy	30,808	2,531,510	1.72%
Lowe’s Cos., Inc.	Consumer Discretionary	21,923	2,517,154	1.71%
Northrop Grumman Corp.	Industrials	7,652	2,428,651	1.65%
Exxon Mobil Corp.	Energy	27,993	2,379,955	1.62%
Cognizant Technology Solutions	Information Technology	30,278	2,335,985	1.59%
Corp. Class A
Constellation Brands, Inc. Class A	Consumer Staples	10,706	2,308,523	1.57%
Honeywell International, Inc.	Industrials	13,530	2,251,447	1.53%
PNC Financial Services Group, Inc.	Financials	16,418	2,236,017	1.52%
(The)
American Electric Power Co., Inc.	Utilities	29,876	2,117,642	1.44%
eBay, Inc.	Consumer Discretionary	61,193	2,020,587	1.37%

Dynamic Asset Allocation Balanced Fund 83

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Norfolk Southern Corp.	Industrials	10,967	$1,979,613	1.34%
Johnson & Johnson	Health Care	13,912	1,922,223	1.30%
Microsoft Corp.	Information Technology	16,722	1,912,539	1.30%
Baxter International, Inc.	Health Care	24,480	1,887,174	1.28%
Kimberly-Clark Corp.	Consumer Staples	16,571	1,883,150	1.28%
F5 Networks, Inc.	Information Technology	8,925	1,779,873	1.21%
NetApp, Inc.	Information Technology	20,023	1,719,738	1.17%
Walt Disney Co. (The)	Communication Services	14,648	1,712,926	1.16%
Marathon Petroleum Corp.	Energy	21,064	1,684,466	1.14%
Allstate Corp. (The)	Financials	16,688	1,647,093	1.12%
HP, Inc.	Information Technology	63,331	1,632,036	1.11%
Duke Energy Corp.	Utilities	20,192	1,615,754	1.10%
Fidelity National Information	Information Technology	14,339	1,563,947	1.06%
Services, Inc.
Verizon Communications, Inc.	Communication Services	27,859	1,487,367	1.01%
Sysco Corp.	Consumer Staples	20,249	1,483,259	1.01%
Ross Stores, Inc.	Consumer Discretionary	14,319	1,418,970	0.96%
General Dynamics Corp.	Industrials	6,763	1,384,466	0.94%
Facebook, Inc. Class A	Communication Services	8,082	1,329,129	0.90%
Harris Corp.	Industrials	7,699	1,302,780	0.88%
Merck & Co., Inc.	Health Care	17,738	1,258,344	0.85%
Kinder Morgan, Inc.	Energy	68,504	1,214,573	0.82%
Valero Energy Corp.	Energy	10,522	1,196,887	0.81%
Red Hat, Inc.	Information Technology	8,765	1,194,537	0.81%
Waste Management, Inc.	Industrials	13,204	1,193,111	0.81%
Fiserv, Inc.	Information Technology	14,427	1,188,456	0.81%
UnitedHealth Group, Inc.	Health Care	4,405	1,171,919	0.80%
Worldpay, Inc. Class A	Information Technology	11,392	1,153,682	0.78%
Zoetis, Inc.	Health Care	12,326	1,128,608	0.77%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$1,504	$22,000	$2,594	5/11/63	300 bp —	$(1,079)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,953	49,000	5,777	5/11/63	300 bp —	(2,800)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,050	98,000	11,554	5/11/63	300 bp —	(5,455)
Index						Monthly
Barclays Bank PLC
CMBX NA BBB–.6	BBB–/P	8,647	78,000	9,196	5/11/63	300 bp —	(510)
Index						Monthly

84 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	$2	$2,000	$25	5/11/63	200 bp —	$(22)
Index						Monthly
CMBX NA A.6	A/P	(1)	3,000	37	5/11/63	200 bp —	(37)
Index						Monthly
CMBX NA A.6	A/P	1,127	87,000	1,070	5/11/63	200 bp —	86
Index						Monthly
CMBX NA A.6	A/P	1,480	107,000	1,316	5/11/63	200 bp —	199
Index						Monthly
CMBX NA BB.6	BB/P	75,316	306,000	63,893	5/11/63	500 bp —	11,678
Index						Monthly
CMBX NA BB.7	BB/P	19,537	152,000	19,213	1/17/47	500 bp —	451
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	12,215	245,000	3,014	5/11/63	200 bp —	9,283
Index						Monthly
CMBX NA A.6	A/P	109,113	2,150,000	26,445	5/11/63	200 bp —	83,384
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,210	128,000	15,091	5/11/63	300 bp —	1,183
Index						Monthly
CMBX NA BBB–.6	BBB–/P	152,362	1,425,000	168,008	5/11/63	300 bp —	(14,933)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	92,798	1,174,000	66,214	1/17/47	300 bp —	27,171
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	7,598	146,000	1,796	5/11/63	200 bp —	5,851
Index						Monthly
CMBX NA A.6	A/P	7,391	146,000	1,796	5/11/63	200 bp —	5,644
Index						Monthly
CMBX NA A.6	A/P	7,391	146,000	1,796	5/11/63	200 bp —	5,644
Index						Monthly
CMBX NA A.6	A/P	13,726	209,000	2,571	5/11/63	200 bp —	11,225
Index						Monthly
CMBX NA A.6	A/P	1,731	230,000	2,829	5/11/63	200 bp —	(1,021)
Index						Monthly
CMBX NA A.6	A/P	8,320	269,000	3,309	5/11/63	200 bp —	5,101
Index						Monthly
CMBX NA A.6	A/P	13,960	271,000	3,333	5/11/63	200 bp —	10,717
Index						Monthly
CMBX NA A.6	A/P	17,044	345,000	4,244	5/11/63	200 bp —	12,915
Index						Monthly
CMBX NA A.6	A/P	16,596	529,000	6,507	5/11/63	200 bp —	10,265
Index						Monthly
CMBX NA A.6	A/P	42,184	700,000	8,610	5/11/63	200 bp —	33,807
Index						Monthly
CMBX NA A.6	A/P	40,406	794,000	9,766	5/11/63	200 bp —	30,904
Index						Monthly

Dynamic Asset Allocation Balanced Fund 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$3,798	$48,000	$5,659	5/11/63	300 bp —	$(1,837)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,846	54,000	6,367	5/11/63	300 bp —	(493)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,225	81,000	9,550	5/11/63	300 bp —	(5,284)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,428	96,000	11,318	5/11/63	300 bp —	(843)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,387	96,000	11,318	5/11/63	300 bp —	(883)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,540	96,000	11,318	5/11/63	300 bp —	(4,730)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,796	107,000	12,615	5/11/63	300 bp —	(766)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,042	119,000	14,030	5/11/63	300 bp —	(3,928)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,593	169,000	19,925	5/11/63	300 bp —	(5,247)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,937	177,000	20,868	5/11/63	300 bp —	(5,843)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	41,396	340,000	40,086	5/11/63	300 bp —	1,480
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,766	392,000	46,217	5/11/63	300 bp —	(9,255)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	117,643	1,565,000	184,514	5/11/63	300 bp —	(66,088)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	2,440	35,000	1,974	1/17/47	300 bp —	483
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	19,066	90,000	18,792	5/11/63	500 bp —	349
Index						Monthly
CMBX NA BB.6	BB/P	20,742	98,000	20,462	5/11/63	500 bp —	361
Index						Monthly
CMBX NA A.6	A/P	10,090	197,000	2,423	5/11/63	200 bp —	7,733
Index						Monthly
CMBX NA A.6	A/P	2,086	252,000	3,100	5/11/63	200 bp —	(930)
Index						Monthly
CMBX NA A.6	A/P	11,616	255,000	3,137	5/11/63	200 bp —	8,565
Index						Monthly
CMBX NA A.6	A/P	16,340	264,000	3,247	5/11/63	200 bp —	13,180
Index						Monthly
CMBX NA A.6	A/P	16,457	325,000	3,998	5/11/63	200 bp —	12,568
Index						Monthly
CMBX NA A.6	A/P	5,617	326,000	4,010	5/11/63	200 bp —	1,715
Index						Monthly
CMBX NA A.6	A/P	23,950	407,000	5,006	5/11/63	200 bp —	19,079
Index						Monthly

86 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA A.6	A/P	$14,457	$504,000	$6,199	5/11/63	200 bp —	$8,426
Index						Monthly
CMBX NA A.6	A/P	17,326	529,000	6,507	5/11/63	200 bp —	10,995
Index						Monthly
CMBX NA A.6	A/P	16,906	559,000	6,876	5/11/63	200 bp —	10,217
Index						Monthly
CMBX NA A.6	A/P	28,846	634,000	7,798	5/11/63	200 bp —	21,259
Index						Monthly
CMBX NA A.6	A/P	19,222	683,000	8,401	5/11/63	200 bp —	11,049
Index						Monthly
CMBX NA A.6	A/P	28,021	849,000	10,443	5/11/63	200 bp —	17,861
Index						Monthly
CMBX NA A.6	A/P	162,589	2,698,000	33,185	5/11/63	200 bp —	130,303
Index						Monthly
CMBX NA A.7	A-/P	13,989	319,000	415	1/17/47	200 bp —	14,510
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,506	29,000	3,419	5/11/63	300 bp —	1,102
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,945	53,000	6,249	5/11/63	300 bp —	(278)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,991	53,000	6,249	5/11/63	300 bp —	(231)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,754	55,000	6,485	5/11/63	300 bp —	1,297
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,380	59,000	6,956	5/11/63	300 bp —	3,453
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,750	62,000	7,310	5/11/63	300 bp —	471
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,804	80,000	9,432	5/11/63	300 bp —	(588)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,420	83,000	9,786	5/11/63	300 bp —	(325)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,248	87,000	10,257	5/11/63	300 bp —	(1,965)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,151	91,000	10,729	5/11/63	300 bp —	(532)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	20,226	182,000	21,458	5/11/63	300 bp —	(1,141)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	298,435	2,492,000	293,807	5/11/63	300 bp —	5,874
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	7,645	587,000	7,220	5/11/63	200 bp —	621
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,394	66,000	7,781	5/11/63	300 bp —	(354)
Index						Monthly

Dynamic Asset Allocation Balanced Fund 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	$15,216	$110,000	$12,969	5/11/63	300 bp —	$2,302
Index						Monthly
CMBX NA A.6	A/P	85	9,000	111	5/11/63	200 bp —	(23)
Index						Monthly
CMBX NA A.6	A/P	415	30,000	369	5/11/63	200 bp —	56
Index						Monthly
CMBX NA A.6	A/P	6,530	108,000	1,328	5/11/63	200 bp —	5,237
Index						Monthly
CMBX NA A.6	A/P	12,813	248,000	3,050	5/11/63	200 bp —	9,845
Index						Monthly
CMBX NA A.6	A/P	4,023	360,000	4,428	5/11/63	200 bp —	(285)
Index						Monthly
CMBX NA BB.6	BB/P	24,066	98,000	20,462	5/11/63	500 bp —	3,685
Index						Monthly
CMBX NA BB.6	BB/P	48,543	197,000	41,134	5/11/63	500 bp —	7,574
Index						Monthly
CMBX NA BBB–.6	BBB–/P	20,115	166,000	19,571	5/11/63	300 bp —	627
Index						Monthly
Upfront premium received		1,938,273		Unrealized appreciation			597,785
Upfront premium (paid)		(1)		Unrealized (depreciation)			(137,706)
Total		$1,938,272		Total			$460,079

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2018.

Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,550)	$209,000	$272	1/17/47	(200 bp) —	$(1,891)
					Monthly
CMBX NA BB.7 Index	(15,540)	77,000	9,733	1/17/47	(500 bp) —	(5,872)
					Monthly
CMBX NA BB.7 Index	(8,792)	69,000	8,722	1/17/47	(500 bp) —	(128)
					Monthly
CMBX NA BB.7 Index	(9,737)	62,000	7,837	1/17/47	(500 bp) —	(1,952)
					Monthly
CMBX NA BB.7 Index	(10,124)	62,000	7,837	1/17/47	(500 bp) —	(2,339)
					Monthly
CMBX NA BB.9 Index	(23,675)	153,000	21,175	9/17/58	(500 bp) —	(2,627)
					Monthly

88 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	$(23,569)	$153,000	$21,175	9/17/58	(500 bp) —	$(2,521)
					Monthly
CMBX NA BB.9 Index	(23,403)	152,000	21,037	9/17/58	(500 bp) —	(2,493)
					Monthly
CMBX NA BB.9 Index	(11,898)	76,000	10,518	9/17/58	(500 bp) —	(1,443)
					Monthly
CMBX NA BB.9 Index	(4,150)	26,000	3,598	9/17/58	(500 bp) —	(574)
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(10,061)	570,000	119,016	5/11/63	(500 bp) —	108,480
					Monthly
CMBX NA BB.7 Index	(57,735)	351,000	44,366	1/17/47	(500 bp) —	(13,661)
					Monthly
CMBX NA BB.7 Index	(30,806)	167,000	21,109	1/17/47	(500 bp) —	(9,836)
					Monthly
CMBX NA BB.9 Index	(37,512)	235,000	32,524	9/17/58	(500 bp) —	(5,184)
					Monthly
CMBX NA BB.9 Index	(12,319)	80,000	11,072	9/17/58	(500 bp) —	(1,314)
					Monthly
CMBX NA BB.9 Index	(7,508)	48,000	6,643	9/17/58	(500 bp) —	(904)
					Monthly
CMBX NA BB.9 Index	(7,019)	45,000	6,228	9/17/58	(500 bp) —	(828)
					Monthly
CMBX NA BB.9 Index	(7,019)	45,000	6,228	9/17/58	(500 bp) —	(828)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(25,984)	254,000	53,035	5/11/63	(500 bp) —	26,840
					Monthly
CMBX NA BB.7 Index	(6,356)	42,000	5,309	1/17/47	(500 bp) —	(1,082)
					Monthly
CMBX NA BB.6 Index	(146)	1,000	209	5/11/63	(500 bp) —	62
					Monthly
CMBX NA BB.7 Index	(117,160)	577,000	72,933	1/17/47	(500 bp) —	(44,708)
					Monthly
CMBX NA BB.7 Index	(18,678)	114,000	14,410	1/17/47	(500 bp) —	(4,364)
					Monthly
CMBX NA BB.7 Index	(676)	4,000	506	1/17/47	(500 bp) —	(174)
					Monthly
CMBX NA BB.9 Index	(1,912)	12,000	1,661	9/17/58	(500 bp) —	(261)
					Monthly
CMBX NA BB.9 Index	(1,923)	12,000	1,661	9/17/58	(500 bp) —	(272)
					Monthly
CMBX NA BB.9 Index	(1,278)	8,000	1,107	9/17/58	(500 bp) —	(177)
					Monthly

Dynamic Asset Allocation Balanced Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA BB.7 Index	$(15,651)	$98,000	$12,387	1/17/47	(500 bp) —	$(3,346)
					Monthly
CMBX NA BB.7 Index	(14,388)	90,000	11,376	1/17/47	(500 bp) —	(3,087)
					Monthly
CMBX NA BB.7 Index	(10,662)	55,000	6,952	1/17/47	(500 bp) —	(3,756)
					Monthly
CMBX NA BB.6 Index	(21,006)	158,000	32,990	5/11/63	(500 bp) —	11,852
					Monthly
CMBX NA BB.6 Index	(10,826)	77,000	16,078	5/11/63	(500 bp) —	5,187
					Monthly
CMBX NA BB.6 Index	(2,301)	16,000	3,341	5/11/63	(500 bp) —	1,026
					Monthly
CMBX NA BB.7 Index	(129,250)	755,000	95,432	1/17/47	(500 bp) —	(34,447)
					Monthly
CMBX NA BB.7 Index	(29,883)	184,000	23,258	1/17/47	(500 bp) —	(6,779)
					Monthly
CMBX NA BB.7 Index	(17,706)	91,000	11,502	1/17/47	(500 bp) —	(6,279)
					Monthly
CMBX NA BB.7 Index	(12,959)	72,000	9,101	1/17/47	(500 bp) —	(3,918)
					Monthly
CMBX NA BB.7 Index	(9,737)	62,000	7,837	1/17/47	(500 bp) —	(1,952)
					Monthly
CMBX NA BB.7 Index	(11,800)	60,000	7,584	1/17/47	(500 bp) —	(4,266)
					Monthly
CMBX NA BB.7 Index	(11,320)	57,000	7,205	1/17/47	(500 bp) —	(4,163)
					Monthly
CMBX NA BB.7 Index	(6,888)	44,000	5,562	1/17/47	(500 bp) —	(1,363)
					Monthly
CMBX NA BBB–.7 Index	(14,085)	210,000	11,844	1/17/47	(300 bp) —	(2,346)
					Monthly
CMBX NA BBB–.7 Index	(4,194)	57,000	3,215	1/17/47	(300 bp) —	(1,008)
					Monthly
CMBX NA BBB–.7 Index	(4,194)	57,000	3,215	1/17/47	(300 bp) —	(1,008)
					Monthly
CMBX NA BBB–.7 Index	(6,138)	55,000	3,102	1/17/47	(300 bp) —	(3,063)
					Monthly
CMBX NA BBB–.7 Index	(2,801)	31,000	1,748	1/17/47	(300 bp) —	(1,068)
					Monthly
CMBX NA BBB–.7 Index	(3,038)	29,000	1,636	1/17/47	(300 bp) —	(1,417)
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(80,148)	462,000	58,397	1/17/47	(500 bp) —	(22,136)
					Monthly
CMBX NA BB.9 Index	(26,902)	172,000	23,805	9/17/58	(500 bp) —	(3,241)
					Monthly
CMBX NA BBB–.7 Index	(5,409)	66,000	3,722	1/17/47	(300 bp) —	(1,719)
					Monthly

90 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	$(6,827)	$67,000	$3,779	1/17/47	(300 bp) —	$(3,081)
					Monthly
CMBX NA BB.7 Index	(39,618)	197,000	24,901	1/17/47	(500 bp) —	(14,881)
					Monthly
CMBX NA BB.7 Index	(34,324)	178,000	22,499	1/17/47	(500 bp) —	(11,973)
					Monthly
CMBX NA BB.7 Index	(31,686)	157,000	19,845	1/17/47	(500 bp) —	(11,972)
					Monthly
CMBX NA BB.9 Index	(5,264)	35,000	4,844	9/17/58	(500 bp) —	(449)
					Monthly
CMBX NA BB.9 Index	(4,050)	26,000	3,598	9/17/58	(500 bp) —	(470)
					Monthly
Upfront premium received	—		Unrealized appreciation			153,447
Upfront premium (paid)	(1,049,585)		Unrealized (depreciation)			(258,621)
Total	$(1,049,585)		Total			$(105,174)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 31	B+/P	$(2,215,536)	$30,833,000	$2,254,971	12/20/23	500 bp —	$52,282
Index						Quarterly
NA IG Series 31	BBB+/P	(2,019,752)	114,845,000	2,219,494	12/20/23	100 bp —	215,693
Index						Quarterly
Total		$(4,235,288)					$267,975

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Balanced Fund 91

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 31	$3,944,050	$54,928,000	$4,017,159	12/20/23	(500 bp) —	$(95,995)
Index					Quarterly
Total	$3,944,050					$(95,995)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

92 Dynamic Asset Allocation Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Basic materials	$59,670,140	$—	$—
Capital goods	128,254,428	—	—
Communication services	41,227,615	—	—
Conglomerates	9,275,190	—	—
Consumer cyclicals	240,197,876	—	4
Consumer staples	127,909,418	—	4,836
Energy	88,057,101	—	25,967
Financials	298,831,889	—	—
Government	51,634	—	—
Health care	219,242,189	—	—
Technology	362,246,310	—	—
Transportation	30,465,512	—	—
Utilities and power	57,492,090	9,067	—
Total common stocks	1,662,921,392	9,067	30,807

Asset-backed securities	—	17,854,040	—
Commodity linked notes	—	18,289,123	—
Convertible bonds and notes	—	143,065	—
Convertible preferred stocks	—	242,061	—
Corporate bonds and notes	—	434,672,394	20
Foreign government and agency bonds and notes	—	16,925,950	—
Investment companies	693,658	—	—
Mortgage-backed securities	—	75,200,412	—
Preferred stocks	140,442	—	—
Purchased options outstanding	—	239,530	—
Senior loans	—	4,380,701	—
U.S. government and agency mortgage obligations	—	287,521,125	—
Warrants	176	—	—
Short-term investments	209,247,907	164,535,354	—
Totals by level	$1,873,003,575	$1,020,012,822	$30,827

Dynamic Asset Allocation Balanced Fund 93

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$144,504	$—
Futures contracts	(3,977,323)	—	—
Written options outstanding	—	(107,501)	—
TBA sale commitments	—	(26,921,875)	—
Interest rate swap contracts	—	89,790	—
Total return swap contracts	—	381,134	—
Credit default contracts	—	(70,564)	—
Totals by level	$(3,977,323)	$(26,484,512)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities 9/30/18
ASSETS
Investment in securities, at value, including $2,260,953 of securities on loan (Notes 1 and 10):
Unaffiliated issuers (identified cost $2,440,683,435)	$2,681,561,992
Affiliated issuers (identified cost $211,485,232) (Notes 1 and 5)	211,485,232
Cash	19,780
Foreign currency (cost $257,881) (Note 1)	256,220
Dividends, interest and other receivables	9,822,260
Foreign tax reclaim	574,494
Receivable for shares of the fund sold	17,913,536
Receivable for investments sold	1,669,541
Receivable for sales of delayed delivery securities (Note 1)	23,954,392
Receivable for variation margin on futures contracts (Note 1)	580,587
Receivable for variation margin on centrally cleared swap contracts (Note 1)	3,190
Unrealized appreciation on forward currency contracts (Note 1)	2,745,133
Unrealized appreciation on OTC swap contracts (Note 1)	1,586,350
Premium paid on OTC swap contracts (Note 1)	1,049,586
Prepaid assets	51,648
Total assets	2,953,273,941

LIABILITIES
Payable for investments purchased	1,474,317
Payable for purchases of delayed delivery securities (Note 1)	59,312,411
Payable for shares of the fund repurchased	29,674,909
Payable for compensation of Manager (Note 2)	1,207,340
Payable for custodian fees (Note 2)	92,261
Payable for investor servicing fees (Note 2)	594,912
Payable for Trustee compensation and expenses (Note 2)	474,783
Payable for administrative services (Note 2)	10,937
Payable for distribution fees (Note 2)	1,254,740
Payable for variation margin on futures contracts (Note 1)	49,647
Payable for variation margin on centrally cleared swap contracts (Note 1)	38,134
Unrealized depreciation on OTC swap contracts (Note 1)	850,311
Premium received on OTC swap contracts (Note 1)	1,938,273
Unrealized depreciation on forward currency contracts (Note 1)	2,600,629
Written options outstanding, at value (premiums $114,324) (Note 1)	107,501
TBA sale commitments, at value (proceeds receivable $26,978,867) (Note 1)	26,921,875
Collateral on securities loaned, at value (Note 1)	2,307,325
Collateral on certain derivative contracts, at value (Notes 1 and 10)	70,000
Other accrued expenses	417,620
Total liabilities	129,397,925

Net assets	$2,823,876,016

(Continued on next page)

Dynamic Asset Allocation Balanced Fund 95

Statement of assets and liabilities cont.
REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,399,175,859
Total distributable earnings (Note 1)	424,700,157
Total — Representing net assets applicable to capital shares outstanding	$2,823,876,016

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,444,919,020 divided by 92,258,242 shares)	$15.66
Offering price per class A share (100/94.25 of $15.66)*	$16.62
Net asset value and offering price per class B share ($59,879,271 divided by 3,838,863 shares)**	$15.60
Net asset value and offering price per class C share ($283,493,275 divided by 18,617,579 shares)**	$15.23
Net asset value and redemption price per class M share ($27,816,220 divided by 1,779,814 shares)	$15.63
Offering price per class M share (100/96.50 of $15.63)*	$16.20
Net asset value, offering price and redemption price per class P share
($209,772,586 divided by 13,356,013 shares)	$15.71
Net asset value, offering price and redemption price per class R share
($39,262,433 divided by 2,528,117 shares)	$15.53
Net asset value, offering price and redemption price per class R5 share
($10,917,867 divided by 695,601 shares)	$15.70
Net asset value, offering price and redemption price per class R6 share
($281,040,752 divided by 17,905,658 shares)	$15.70
Net asset value, offering price and redemption price per class Y share
($466,774,592 divided by 29,740,602 shares)	$15.69

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Balanced Fund

Statement of operations Year ended 9/30/18
INVESTMENT INCOME
Interest (net of foreign tax of $4,672 ) (including interest income of $4,269,374 from investments
in affiliated issuers) (Note 5)	$37,321,753
Dividends (net of foreign tax of $989,177)	36,148,391
Securities lending (net of expenses) (Notes 1 and 5)	80,717
Total investment income	73,550,861

EXPENSES
Compensation of Manager (Note 2)	14,363,414
Investor servicing fees (Note 2)	3,599,037
Custodian fees (Note 2)	171,680
Trustee compensation and expenses (Note 2)	129,614
Distribution fees (Note 2)	7,594,615
Administrative services (Note 2)	80,420
Other	963,711
Total expenses	26,902,491

Expense reduction (Note 2)	(21,964)
Net expenses	26,880,527

Net investment income	46,670,334

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	155,425,711
Foreign currency transactions (Note 1)	(43,608)
Forward currency contracts (Note 1)	(6,376,950)
Futures contracts (Note 1)	15,780,479
Swap contracts (Note 1)	2,078,419
Written options (Note 1)	1,148,404
Total net realized gain	168,012,455
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	3,045,274
Assets and liabilities in foreign currencies	(15,363)
Forward currency contracts	(638,475)
Futures contracts	(12,110,832)
Swap contracts	3,267,690
Written options	(72,406)
Total change in net unrealized depreciation	(6,524,112)

Net gain on investments	161,488,343

Net increase in net assets resulting from operations	$208,158,677

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 97

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 9/30/18	Year ended 9/30/17
Operations
Net investment income	$46,670,334	$37,314,074
Net realized gain on investments
and foreign currency transactions	168,012,455	137,215,841
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(6,524,112)	119,851,188
Net increase in net assets resulting from operations	208,158,677	294,381,103
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(21,916,545)	(19,793,277)
Class B	(483,467)	(492,427)
Class C	(2,492,451)	(2,268,503)
Class M	(276,414)	(279,760)
Class P	(3,994,205)	(3,357,051)
Class R	(482,831)	(370,612)
Class R5	(196,048)	(36,284)
Class R6	(4,949,665)	(3,330,277)
Class Y	(7,802,390)	(5,726,823)
Net realized short-term gain on investments
Class A	(23,811,028)	—
Class B	(1,131,527)	—
Class C	(5,468,593)	—
Class M	(441,508)	—
Class P	(3,440,375)	—
Class R	(592,538)	—
Class R5	(185,049)	—
Class R6	(3,818,292)	—
Class Y	(6,593,347)	—
From net realized long-term gain on investments
Class A	(40,666,026)	(11,716,141)
Class B	(1,932,495)	(624,910)
Class C	(9,339,619)	(2,579,176)
Class M	(754,037)	(248,337)
Class P	(5,875,697)	(1,439,619)
Class R	(1,011,974)	(236,302)
Class R5	(316,039)	(20,580)
Class R6	(6,521,129)	(1,426,579)
Class Y	(11,260,548)	(2,494,803)
Increase from capital share transactions (Note 4)	144,895,441	99,823,214
Total increase in net assets	187,300,281	337,762,856

NET ASSETS
Beginning of year	2,636,575,735	2,298,812,879
End of year (Note 1)	$2,823,876,016	$2,636,575,735

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Balanced Fund

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Dynamic Asset Allocation Balanced Fund 99

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [e]
Class A
September 30, 2018	$15.43	.26	.93	1.19	(.24)	(.72)	(.96)	$15.66	7.92	$1,444,919.97		1.70	129
September 30, 2017	14.02	.22	1.54	1.76	(.22)	(.13)	(.35)	15.43	12.66	1,398,458.98		1.54	200
September 30, 2016	13.90	.19	.89	1.08	(.22)	(.74)	(.96)	14.02	8.06	1,330,619	1.01[d]	1.38[d]	374
September 30, 2015	14.69	.17	(.05)	.12	(.21)	(.70)	(.91)	13.90	.65	1,205,510.98		1.18	343
September 30, 2014	13.19	.22	1.48	1.70	(.20)	—	(.20)	14.69	12.94	1,114,099.99		1.55	351
Class B
September 30, 2018	$15.36	.14	.94	1.08	(.12)	(.72)	(.84)	$15.60	7.19	$59,879	1.72	.93	129
September 30, 2017	13.96	.11	1.52	1.63	(.10)	(.13)	(.23)	15.36	11.80	68,183	1.73	.78	200
September 30, 2016	13.85	.08	.89	.97	(.12)	(.74)	(.86)	13.96	7.20	71,395	1.76[d]	.62[d]	374
September 30, 2015	14.63	.06	(.04)	.02	(.10)	(.70)	(.80)	13.85	(.05)	72,356	1.73	.42	343
September 30, 2014	13.15	.11	1.46	1.57	(.09)	—	(.09)	14.63	11.97	78,865	1.74	.80	351
Class C
September 30, 2018	$15.03	.14	.91	1.05	(.13)	(.72)	(.85)	$15.23	7.13	$283,493	1.72	.94	129
September 30, 2017	13.66	.11	1.50	1.61	(.11)	(.13)	(.24)	15.03	11.89	306,264	1.73	.79	200
September 30, 2016	13.58	.08	.86	.94	(.12)	(.74)	(.86)	13.66	7.19	283,090	1.76[d]	.63[d]	374
September 30, 2015	14.38	.06	(.05)	.01	(.11)	(.70)	(.81)	13.58	(.09)	208,644	1.73	.43	343
September 30, 2014	12.92	.11	1.45	1.56	(.10)	—	(.10)	14.38	12.09	142,816	1.74	.80	351
Class M
September 30, 2018	$15.39	.18	.94	1.12	(.16)	(.72)	(.88)	$15.63	7.45	$27,816	1.47	1.20	129
September 30, 2017	13.99	.15	1.52	1.67	(.14)	(.13)	(.27)	15.39	12.07	30,034	1.48	1.04	200
September 30, 2016	13.87	.12	.89	1.01	(.15)	(.74)	(.89)	13.99	7.52	27,883	1.51[d]	.87[d]	374
September 30, 2015	14.66	.10	(.05)	.05	(.14)	(.70)	(.84)	13.87	.15	29,153	1.48	.68	343
September 30, 2014	13.17	.15	1.47	1.62	(.13)	—	(.13)	14.66	12.33	28,808	1.49	1.05	351
Class P
September 30, 2018	$15.47	.32	.94	1.26	(.30)	(.72)	(1.02)	$15.71	8.39	$209,773.58		2.09	129
September 30, 2017	14.05	.29	1.53	1.82	(.27)	(.13)	(.40)	15.47	13.14	197,195.59		1.96	200
September 30, 2016†	14.07	.02	.02	.04	(.06)	—	(.06)	14.05	.25*	152,939	.05*	.14*	374
Class R
September 30, 2018	$15.31	.22	.92	1.14	(.20)	(.72)	(.92)	$15.53	7.65	$39,262	1.22	1.46	129
September 30, 2017	13.91	.19	1.52	1.71	(.18)	(.13)	(.31)	15.31	12.43	34,448	1.23	1.31	200
September 30, 2016	13.81	.15	.88	1.03	(.19)	(.74)	(.93)	13.91	7.75	24,577	1.26[d]	1.13[d]	374
September 30, 2015	14.59	.14	(.06)	.08	(.16)	(.70)	(.86)	13.81	.39	12,031	1.23	.92	343
September 30, 2014	13.11	.18	1.47	1.65	(.17)	—	(.17)	14.59	12.59	14,744	1.24	1.30	351

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 101

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [e]
Class R5
September 30, 2018	$15.46	.30	.94	1.24	(.28)	(.72)	(1.00)	$15.70	8.26	$10,918.72		1.96	129
September 30, 2017	14.04	.25	1.55	1.80	(.25)	(.13)	(.38)	15.46	12.96	1,434.73		1.71	200
September 30, 2016	13.93	.23	.88	1.11	(.26)	(.74)	(1.00)	14.04	8.28	2,523	.74[d]	1.72[d]	374
September 30, 2015	14.71	.22	(.05)	.17	(.25)	(.70)	(.95)	13.93	.97	256.73		1.46	343
September 30, 2014	13.21	.28	1.45	1.73	(.23)	—	(.23)	14.71	13.12	36.74		1.95	351
Class R6
September 30, 2018	$15.46	.32	.93	1.25	(.29)	(.72)	(1.01)	$15.70	8.35	$281,041.62		2.07	129
September 30, 2017	14.05	.28	1.53	1.81	(.27)	(.13)	(.40)	15.46	13.03	212,565.63		1.93	200
September 30, 2016	13.93	.24	.89	1.13	(.27)	(.74)	(1.01)	14.05	8.44	147,161	.64[d]	1.75[d]	374
September 30, 2015	14.71	.23	(.04)	.19	(.27)	(.70)	(.97)	13.93	1.08	60,489.63		1.55	343
September 30, 2014	13.21	.27	1.48	1.75	(.25)	—	(.25)	14.71	13.30	16,200.64		1.91	351
Class Y
September 30, 2018	$15.46	.30	.93	1.23	(.28)	(.72)	(1.00)	$15.69	8.18	$466,775.72		1.96	129
September 30, 2017	14.05	.27	1.52	1.79	(.25)	(.13)	(.38)	15.46	12.92	387,995.73		1.82	200
September 30, 2016	13.92	.22	.90	1.12	(.25)	(.74)	(.99)	14.05	8.37	258,625	.76[d]	1.63[d]	374
September 30, 2015	14.71	.21	(.05)	.16	(.25)	(.70)	(.95)	13.92	.90	260,604.73		1.43	343
September 30, 2014	13.21	.26	1.48	1.74	(.24)	—	(.24)	14.71	13.20	131,417.74		1.79	351

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 103

Notes to financial statements 9/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2017 through September 30, 2018.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

104 Dynamic Asset Allocation Balanced Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Dynamic Asset Allocation Balanced Fund 105

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

106 Dynamic Asset Allocation Balanced Fund

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent

Dynamic Asset Allocation Balanced Fund 107

pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally

108 Dynamic Asset Allocation Balanced Fund

cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to

Dynamic Asset Allocation Balanced Fund 109

certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $258,669 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,037,396 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,192,894 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,307,325 and the value of securities loaned amounted to $2,260,953.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

110 Dynamic Asset Allocation Balanced Fund

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $4,515,266 to decrease undistributed net investment income, $261 to increase paid-in capital and $4,515,005 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$309,331,575
Unrealized depreciation	(73,835,095)
Net unrealized appreciation	235,496,480
Undistributed ordinary income	31,825,211
Undistributed long-term gain	129,208,399
Undistributed short-term gain	28,272,377
Cost for federal income tax purposes	$2,627,088,909

For the fiscal year ended September 30, 2017, the fund had undistributed net investment income of $31,094,343.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.522% of the fund’s average net assets.

Dynamic Asset Allocation Balanced Fund 111

Putnam Management has contractually agreed, through January 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,147,131	Class R	55,146
Class B	96,379	Class R5	16,250
Class C	452,162	Class R6	127,376
Class M	41,615	Class Y	642,391
Class P	20,587	Total	$3,599,037

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $11,397 under the expense offset arrangements and by $10,567 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,009, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

112 Dynamic Asset Allocation Balanced Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,563,594
Class B	1.00%	1.00%	639,769
Class C	1.00%	1.00%	3,000,976
Class M	1.00%	0.75%	207,144
Class R	1.00%	0.50%	183,132
Total			$7,594,615

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $364,038 and $8,362 from the sale of class A and class M shares, respectively, and received $20,104 and $11,149 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3,313 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,187,729,311	$3,099,808,834
U.S. government securities (Long-term)	—	—
Total	$3,187,729,311	$3,099,808,834

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Asset Allocation Balanced Fund 113

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	14,086,216	$215,728,132	12,592,277	$183,545,250
Shares issued in connection with
reinvestment of distributions	5,363,172	82,295,570	2,078,280	30,114,156
	19,449,388	298,023,702	14,670,557	213,659,406
Shares repurchased	(17,838,572)	(275,348,511)	(18,946,045)	(276,153,053)
Net increase (decrease)	1,610,816	$22,675,191	(4,275,488)	$(62,493,647)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	194,404	$2,964,573	364,199	$5,193,735
Shares issued in connection with
reinvestment of distributions	216,670	3,310,193	72,731	1,040,391
	411,074	6,274,766	436,930	6,234,126
Shares repurchased	(1,010,036)	(15,459,882)	(1,113,037)	(16,121,201)
Net decrease	(598,962)	$(9,185,116)	(676,107)	$(9,887,075)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	4,428,367	$66,287,049	4,364,667	$62,210,045
Shares issued in connection with
reinvestment of distributions	1,099,980	16,408,641	324,148	4,545,119
	5,528,347	82,695,690	4,688,815	66,755,164
Shares repurchased	(7,294,008)	(108,108,257)	(5,022,330)	(71,506,240)
Net decrease	(1,765,661)	$(25,412,567)	(333,515)	$(4,751,076)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	254,870	$3,934,784	227,589	$3,323,098
Shares issued in connection with
reinvestment of distributions	94,719	1,450,281	36,164	520,575
	349,589	5,385,065	263,753	3,843,673
Shares repurchased	(520,947)	(8,158,970)	(305,845)	(4,435,457)
Net decrease	(171,358)	$(2,773,905)	(42,092)	$(591,784)

114 Dynamic Asset Allocation Balanced Fund

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class P	Shares	Amount	Shares	Amount
Shares sold	4,727,665	$73,462,148	7,194,724	$105,028,623
Shares issued in connection with
reinvestment of distributions	865,590	13,310,277	328,999	4,796,670
	5,593,255	86,772,425	7,523,723	109,825,293
Shares repurchased	(4,986,460)	(77,344,236)	(5,658,079)	(83,168,795)
Net increase	606,795	$9,428,189	1,865,644	$26,656,498

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	743,424	$11,233,042	1,003,506	$14,564,662
Shares issued in connection with
reinvestment of distributions	117,286	1,784,519	34,548	497,316
	860,710	13,017,561	1,038,054	15,061,978
Shares repurchased	(583,197)	(8,942,332)	(553,774)	(8,010,498)
Net increase	277,513	$4,075,229	484,280	$7,051,480

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	689,731	$10,705,353	85,850	$1,241,394
Shares issued in connection with
reinvestment of distributions	45,339	697,136	3,934	56,864
	735,070	11,402,489	89,784	1,298,258
Shares repurchased	(132,195)	(2,042,515)	(176,723)	(2,601,314)
Net increase (decrease)	602,875	$9,359,974	(86,939)	$(1,303,056)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	8,017,945	$123,821,897	5,878,097	$85,702,558
Shares issued in connection with
reinvestment of distributions	994,125	15,289,086	326,155	4,756,856
	9,012,070	139,110,983	6,204,252	90,459,414
Shares repurchased	(4,856,278)	(75,030,133)	(2,931,132)	(42,953,882)
Net increase	4,155,792	$64,080,850	3,273,120	$47,505,532

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	11,637,195	$180,282,050	11,241,296	$164,012,814
Shares issued in connection with
reinvestment of distributions	1,544,638	23,753,382	534,190	7,791,520
	13,181,833	204,035,432	11,775,486	171,804,334
Shares repurchased	(8,539,462)	(131,387,836)	(5,089,109)	(74,167,992)
Net increase	4,642,371	$72,647,596	6,686,377	$97,636,342

At the close of the reporting period, the Putnam RetirementReady Funds owned 7.6% of the outstanding shares of the fund.

Dynamic Asset Allocation Balanced Fund 115

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/17	cost	proceeds	income	of 9/30/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$27,418,945	$261,620,528	$286,732,148	$357,735	$2,307,325
Putnam Short Term
Investment Fund**	234,701,319	466,186,920	491,710,332	4,269,374	209,177,907
Total Short-term
investments	$262,120,264	$727,807,448	$778,442,480	$4,627,109	$211,485,232

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:
Purchased currency options (contract amount)	$35,700,000
Written currency options (contract amount)	$26,900,000
Futures contracts (number of contracts)	6,000
Forward currency contracts (contract amount)	$679,800,000
Centrally cleared interest rate swap contracts (notional)	$365,000,000
OTC total return swap contracts (notional)	$259,900,000
OTC credit default contracts (notional)	$36,100,000
Centrally cleared credit default contracts (notional)	$187,300,000
Warrants (number of warrants)	2,000

116 Dynamic Asset Allocation Balanced Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$5,448,536*	Unrealized depreciation	$5,519,100*
Foreign exchange	Investments,
contracts	Receivables	2,984,663	Payables	2,708,130
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	3,034,850 *	Unrealized depreciation	2,742,915*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	385,864*	Unrealized depreciation	4,184,022*
Total		$11,853,913		$15,154,167

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$1,116,202	$1,116,202
Foreign exchange contracts	(779,883)	—	(6,376,950)	—	$(7,156,833)
Equity contracts	—	23,618,437	—	(145,551)	$23,472,886
Interest rate contracts	—	(7,837,958)	—	1,107,768	$(6,730,190)
Total	$(779,883)	$15,780,479	$(6,376,950)	$2,078,419	$10,702,065

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$337,367	$337,367
Foreign exchange
contracts	—	108,047	—	(638,475)	—	$(530,428)
Equity contracts	(791)	—	(9,791,555)	—	3,032,624	$(6,759,722)
Interest rate
contracts	—	—	(2,319,277)	—	(102,301)	$(2,421,578)
Total	$(791)	$108,047	$(12,110,832)	$(638,475)	$3,267,690	$(9,374,361)

Dynamic Asset Allocation Balanced Fund 117

Note 9: New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OTC Total return swap contracts*#	—	1,281	—	832,606	—	246	985	—	—	—	—	—	—	—	—	—	—	835,118
OTC Credit default contracts —
protection sold *#	—	—	—	—	—	—	—	—	—	521	—	—	—	—	—	—	—	521
OTC Credit default contracts —
protection purchased*#	—	—	—	—	110,939	245,904	149,977	—	—	273,626	85,363	—	78,943	—	—	—	—	944,752
Centrally cleared credit default contracts§	—	—	3,190	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,190
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	580,587	—	—	—	—	—	580,587
Forward currency contracts #	108,563	191,725	—	233,549	—	184,354	719,730	220,764	230,474	—	—	—	—	133,601	370,345	339,041	12,987	2,745,133
Purchased options **#	—	—	—	—	—	—	239,530	—	—	—	—	—	—	—	—	—	—	239,530
Total Assets	$108,563	$193,006	$3,190	$1,066,155	$110,939	$430,504	$1,110,222	$220,764	$230,474	$274,147	$85,363	$580,587	$78,943	$133,601	$370,345	$339,041	$12,987	$5,348,831
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	24,262	—	—	—	—	—	—	—	—	—	—	—	—	—	—	24,262
OTC Total return swap contracts*#	—	3,307	—	446,672	—	1,572	904	—	—	1,529	—	—	—	—	—	—	—	453,984
OTC Credit default contracts —
protection sold *#	19,841	9,157	—	—	85,106	276,610	439,366	—	—	531,074	14,772	—	102,788	—	—	—	—	1,478,714
OTC Credit default contracts —
protection purchased*#	—	—	—	—	341	—	—	—	—	—	—	—	—	—	—	—	—	341
Centrally cleared credit default contracts§	—	—	13,872	—	—	—	—	—	—	—	—	—	—	—	—	—	—	13,872
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	49,647	—	—	—	—	—	49,647
Forward currency contracts #	292,125	225,036	—	178,998	—	270,617	232,126	179,255	368,315	—	—	—	—	285,361	247,736	208,771	112,289	2,600,629
Written options #	—	—	—	—	—	—	107,501	—	—	—	—	—	—	—	—	—	—	107,501
Total Liabilities	$311,966	$237,500	$38,134	$625,670	$85,447	$548,799	$779,897	$179,255	$368,315	$532,603	$14,772	$49,647	$102,788	$285,361	$247,736	$208,771	$112,289	$4,728,950
Total Financial and Derivative
Net Assets	$(203,403)	$(44,494)	$(34,944)	$440,485	$25,492	$(118,295)	$330,325	$41,509	$(137,841)	$(258,456)	$70,591	$530,940	$(23,845)	$(151,760)	$122,609	$130,270	$(99,302)	$619,881
Total collateral received (pledged)†##	$(141,716)	$(44,494)	$—	$70,000	$—	$(118,295)	$258,669	$—	$(137,841)	$(258,456)	$—	$—	$(23,845)	$(151,760)	$—	$—	$—
Net amount	$(61,687)	$—	$(34,944)	$370,485	$25,492	$—	$71,656	$41,509	$—	$—	$70,591	$530,940	$—	$—	$122,609	$130,270	$(99,302)

118 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 119

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$70,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$70,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$258,669	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$258,669
Collateral (pledged) (including
TBA commitments)**	$(141,716)	$(131,643)	$—	$—	$—	$(150,698)	$—	$—	$(233,393)	$(519,397)	$—	$—	$(31,974)	$(201,596)	$—	$—	$—	$(1,410,417)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $6,986,114 and $2,370,707, respectively.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $142,865,263 as a capital gain dividend with respect to the taxable year ended September 30, 2018, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 31.83% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 44.86%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $26,298,021 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

120 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 121

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Conservative Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Conservative Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Conservative Fund 23

The fund’s portfolio 9/30/18

COMMON STOCKS (44.9%)*	Shares	Value
Basic materials (1.7%)
Air Products & Chemicals, Inc.	7,700	$1,286,285
Anglo American PLC (United Kingdom)	38,953	874,790
ArcelorMittal SA (France)	34,585	1,076,152
Arkema SA (France)	4,676	579,282
BASF SE (Germany)	11,449	1,017,569
BHP Billiton, Ltd. (Australia)	13,984	350,052
BlueScope Steel, Ltd. (Australia)	64,479	791,415
Boliden AB (Sweden)	7,123	198,685
Cabot Corp.	4,800	301,056
Celanese Corp.	7,800	889,200
CIMIC Group, Ltd. (Australia)	5,944	220,674
Covestro AG (Germany)	12,260	994,420
Domtar Corp.	7,000	365,190
Evonik Industries AG (Germany)	15,617	559,376
HOCHTIEF AG (Germany)	970	160,824
Huntsman Corp.	38,300	1,042,909
Mitsubishi Chemical Holdings Corp. (Japan)	52,700	504,412
Mitsubishi Gas Chemical Co., Inc. (Japan)	10,100	215,032
Newmont Mining Corp.	33,900	1,023,780
Packaging Corp. of America	10,300	1,129,807
Rio Tinto PLC (United Kingdom)	26,630	1,346,731
Royal Gold, Inc.	3,400	262,004
Sealed Air Corp.	6,100	244,915
Sherwin-Williams Co. (The)	91	41,424
South32, Ltd. (Australia)	30,120	85,347
Taisei Corp. (Japan)	12,900	588,118
Univar, Inc. †	6,900	211,554
UPM-Kymmene OYJ (Finland)	13,485	529,199
W.R. Grace & Co.	8,800	628,848
Weyerhaeuser Co. R	32,100	1,035,867
		18,554,917
Capital goods (3.4%)
ACS Actividades de Construccion y Servicios SA (Spain)	17,512	745,789
AECOM †	8,800	287,408
Allison Transmission Holdings, Inc.	23,600	1,227,436
Avery Dennison Corp.	8,783	951,638
BAE Systems PLC (United Kingdom)	8,758	71,893
Berry Plastics Group, Inc. †	15,671	758,320
Boeing Co. (The)	23,300	8,665,270
BWX Technologies, Inc.	8,178	511,452
CAE, Inc. (Canada)	584	11,855
Crown Holdings, Inc. †	1,066	51,168
Cummins, Inc.	14,400	2,103,408
Dassault Aviation SA (France)	41	75,879
Faurecia SA (France)	13,285	799,609
Gardner Denver Holdings, Inc. †	9,600	272,064
General Dynamics Corp.	304	62,235
HD Supply Holdings, Inc. †	9,800	419,342

24 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (44.9%)* cont.	Shares	Value
Capital goods cont.
Hitachi, Ltd. (Japan)	32,800	$1,114,311
Honeywell International, Inc.	20,000	3,328,000
Huntington Ingalls Industries, Inc.	45	11,524
Ingersoll-Rand PLC	19,400	1,984,620
L3 Technologies, Inc.	1,117	237,497
Lockheed Martin Corp.	7,000	2,421,720
MAN SE (Germany)	580	63,065
Northrop Grumman Corp.	10,646	3,378,721
Pentair PLC	14,400	624,240
Raytheon Co.	10,356	2,140,171
Republic Services, Inc.	10,100	733,866
Safran SA (France)	302	42,322
Sandvik AB (Sweden)	59,628	1,058,388
Singapore Technologies Engineering, Ltd. (Singapore)	26,200	68,229
SKF AB Class B (Sweden)	22,914	452,097
Teledyne Technologies, Inc. †	1,100	271,348
Tervita Corp. (Canada) †	59	407
Vinci SA (France)	9,099	866,492
WABCO Holdings, Inc. †	3,400	400,996
Waste Management, Inc.	17,488	1,580,216
		37,792,996
Communication services (1.1%)
ARRIS International PLC †	10,272	266,969
AT&T, Inc.	1,744	58,564
BT Group PLC (United Kingdom)	32,291	94,824
KDDI Corp. (Japan)	44,500	1,229,409
Millicom International Cellular SA SDR (Sweden)	342	19,645
Nippon Telegraph & Telephone Corp. (Japan)	23,300	1,052,416
NTT DoCoMo, Inc. (Japan)	25,000	672,197
Swisscom AG (Switzerland)	629	285,467
Verizon Communications, Inc.	161,402	8,617,252
Zayo Group Holdings, Inc. †	579	20,103
		12,316,846
Conglomerates (0.3%)
AMETEK, Inc.	11,600	917,792
Danaher Corp.	1,102	119,743
Marubeni Corp. (Japan)	101,000	924,485
Mitsui & Co., Ltd. (Japan)	52,200	928,270
		2,890,290
Consumer cyclicals (6.5%)
ABC-Mart, Inc. (Japan)	4,900	272,558
Amazon.com, Inc. †	3,521	7,052,563
Aramark	169	7,270
Aristocrat Leisure, Ltd. (Australia)	7,387	151,861
Automatic Data Processing, Inc.	15,500	2,335,230
Berkeley Group Holdings PLC (The) (United Kingdom)	3,864	185,287
Booking Holdings, Inc. †	15	29,760
Booz Allen Hamilton Holding Corp.	13,700	679,931
Caesars Entertainment Corp. †	2,538	26,015

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (44.9%)* cont.	Shares	Value
Consumer cyclicals cont.
Carnival Corp.	30,100	$1,919,477
Crown, Ltd. (Australia)	31,310	309,838
Dai Nippon Printing Co., Ltd. (Japan)	5,300	123,241
Daimler AG (Registered Shares) (Germany)	545	34,391
Dollar General Corp.	8,900	972,770
Dollar Tree, Inc. †	6,900	562,695
Ecolab, Inc.	154	24,144
Extended Stay America, Inc. (Units)	23,100	467,313
Fiat Chrysler Automobiles NV (Italy) †	35,524	624,617
FleetCor Technologies, Inc. †	5,900	1,344,256
Ford Motor Co.	245,532	2,271,171
Galaxy Entertainment Group, Ltd. (Hong Kong)	123,000	780,107
Hermes International (France)	1,711	1,133,530
Hilton Worldwide Holdings, Inc.	19,100	1,542,898
Home Depot, Inc. (The)	38,601	7,996,197
Hyatt Hotels Corp. Class A	6,281	499,905
InterContinental Hotels Group PLC (United Kingdom)	269	16,759
ISS A/S (Denmark)	411	14,462
John Wiley & Sons, Inc. Class A	82	4,969
KAR Auction Services, Inc.	11,800	704,342
Kering SA (France)	571	306,089
Kimberly-Clark Corp.	740	84,094
Kingfisher PLC (United Kingdom)	13,640	45,868
Las Vegas Sands Corp.	23,000	1,364,590
Liberty SiriusXM Group Class A †	7,500	325,800
Lowe’s Cos., Inc.	1,019	117,002
lululemon athletica, Inc. (Canada) †	15,700	2,551,093
Madison Square Garden Co. (The) Class A †	1,500	472,980
Marriott International, Inc./MD Class A	40	5,281
Mastercard, Inc. Class A	6,300	1,402,443
Mazda Motor Corp. (Japan)	4,800	57,624
Michael Kors Holdings, Ltd. †	25,187	1,726,821
Moncler SpA (Italy)	12,539	540,117
Namco Bandai Holdings, Inc. (Japan)	2,000	77,715
News Corp. Class A	25,146	331,676
Next PLC (United Kingdom)	1,401	100,324
Nissan Motor Co., Ltd. (Japan)	7,000	65,521
Owens Corning	15,200	824,904
Pearson PLC (United Kingdom)	42,081	488,151
Peugeot SA (France)	35,406	954,942
ProSiebenSat.1 Media SE (Germany)	21,477	557,816
PVH Corp.	13,257	1,914,311
Ralph Lauren Corp.	3,200	440,160
Randstad Holding NV (Netherlands)	4,459	238,044
Ross Stores, Inc.	28,262	2,800,764
Royal Caribbean Cruises, Ltd.	16,600	2,157,004
RTL Group SA (Belgium)	2,545	181,577
Scotts Miracle-Gro Co. (The) Class A	109	8,582
Secom Co., Ltd. (Japan)	200	16,303

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (44.9%)* cont.	Shares	Value
Consumer cyclicals cont.
ServiceMaster Global Holdings, Inc. †	7,800	$483,834
Signet Jewelers, Ltd. S	11,000	725,230
Sony Corp. (Japan)	16,100	987,085
Suzuki Motor Corp. (Japan)	2,440	139,760
Tapestry, Inc.	4,100	206,107
Taylor Wimpey PLC (United Kingdom)	379,660	850,151
Tiffany & Co.	15,600	2,011,932
TJX Cos., Inc. (The)	1,129	126,471
Toll Brothers, Inc.	22,600	746,478
Total System Services, Inc.	11,000	1,086,140
Toyota Motor Corp. (Japan)	28,400	1,773,438
TUI AG (Germany)	36,772	705,988
Twenty-First Century Fox, Inc.	20,300	930,146
VF Corp.	16,900	1,579,305
Visteon Corp. †	5,000	464,500
Volvo AB (Sweden)	58,534	1,034,689
Walt Disney Co. (The)	33,052	3,865,101
Wolters Kluwer NV (Netherlands)	2,659	165,723
Worldpay, Inc. Class A †	508	51,445
Wyndham Destinations, Inc.	27,700	1,201,072
Yamada Denki Co., Ltd. (Japan)	1,400	7,085
		71,386,833
Consumer staples (3.5%)
Altria Group, Inc.	454	27,381
Ashtead Group PLC (United Kingdom)	13,202	419,347
Associated British Foods PLC (United Kingdom)	16,868	503,474
Bright Horizons Family Solutions, Inc. †	33	3,889
Carlsberg A/S Class B (Denmark)	579	69,449
Coca-Cola Amatil, Ltd. (Australia)	51,973	366,670
Coca-Cola Co. (The)	94,800	4,378,812
Coca-Cola European Partners PLC (United Kingdom)	1,276	58,020
ConAgra Foods, Inc.	31,400	1,066,658
Constellation Brands, Inc. Class A	481	103,713
Estee Lauder Cos., Inc. (The) Class A	14,500	2,107,140
Henkel AG & Co. KGaA (Preference) (Germany)	582	68,283
Hershey Co. (The)	13,684	1,395,768
Imperial Brands PLC (United Kingdom)	33,193	1,155,575
Ingredion, Inc.	5,241	550,095
ITOCHU Corp. (Japan)	55,100	1,008,695
J Sainsbury PLC (United Kingdom)	192,760	808,501
Japan Tobacco, Inc. (Japan)	2,600	67,872
Kao Corp. (Japan)	5,200	419,863
Keurig Dr Pepper, Inc.	7,300	169,141
Kirin Holdings Co., Ltd. (Japan)	8,100	207,526
Koninklijke Ahold Delhaize NV (Netherlands)	43,572	999,139
L’Oreal SA (France)	2,797	674,497
Liberty Expedia Holdings, Inc. Class A †	111	5,221
LKQ Corp. †	18,800	595,396
ManpowerGroup, Inc.	7,500	644,700

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (44.9%)* cont.	Shares	Value
Consumer staples cont.
Marine Harvest ASA (Norway)	17,929	$415,360
McDonald’s Corp.	740	123,795
Molson Coors Brewing Co. Class B	17,400	1,070,100
Mondelez International, Inc. Class A	69,200	2,972,832
Monster Beverage Corp. †	784	45,692
Nestle SA (Switzerland)	8,807	734,246
PepsiCo, Inc.	48,173	5,385,741
Pinnacle Foods, Inc.	10,594	686,597
Pola Orbis Holdings, Inc. (Japan)	8,900	325,075
Procter & Gamble Co. (The)	14,436	1,201,508
Swedish Match AB (Sweden)	12,569	643,484
Sysco Corp.	35,639	2,610,557
Unicharm Corp. (Japan)	500	16,538
US Foods Holding Corp. †	1,017	31,344
Walgreens Boots Alliance, Inc.	39,800	2,901,420
WH Group, Ltd. (Hong Kong)	312,000	219,602
WM Morrison Supermarkets PLC (United Kingdom)	40,286	136,208
Woolworths Group, Ltd. (Australia)	40,736	826,844
		38,221,768
Energy (2.4%)
ConocoPhillips	55,600	4,303,440
Equinor ASA (Norway)	40,581	1,144,321
Exxon Mobil Corp.	1,259	107,040
Halcon Resources Corp. †	2,658	11,881
Halliburton Co.	69,200	2,804,676
Marathon Petroleum Corp.	956	76,451
MWO Holdings, LLC (Units) F	42	3,402
Nine Point Energy F	540	7,798
Occidental Petroleum Corp.	45,664	3,752,211
OMV AG (Austria)	8,014	450,252
ONEOK, Inc.	16,200	1,098,198
PBF Energy, Inc. Class A	20,300	1,013,173
Phillips 66	288	32,463
Repsol SA (Spain)	56,211	1,120,253
Royal Dutch Shell PLC Class A (United Kingdom)	1,399	48,075
Royal Dutch Shell PLC Class B (United Kingdom)	25,267	885,569
SandRidge Energy, Inc. †	1,404	15,261
TOTAL SA (France)	30,704	1,990,635
Valero Energy Corp.	44,882	5,105,328
Williams Cos., Inc. (The)	79,000	2,148,010
Woodside Petroleum, Ltd. (Australia)	3,142	87,623
		26,206,060
Financials (8.1%)
3i Group PLC (United Kingdom)	45,017	552,251
ABN AMRO Group NV GDR (Netherlands)	34,502	939,373
Aegon NV (Netherlands)	14,757	95,743
Ageas (Belgium)	1,294	69,576
AGNC Investment Corp. R	12,050	224,492
Allianz SE (Germany)	7,071	1,576,279

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (44.9%)* cont.	Shares	Value
Financials cont.
Allstate Corp. (The)	749	$73,926
Ally Financial, Inc.	38,800	1,026,260
American Express Co.	1,121	119,375
American Financial Group, Inc.	3,400	377,298
American Homes 4 Rent R	20,713	453,408
Ameriprise Financial, Inc.	12,600	1,860,516
Annaly Capital Management, Inc. R	3,501	35,815
Apartment Investment & Management Co. Class A R	9,200	405,996
Apple Hospitality REIT, Inc. R	14,779	258,485
Assurant, Inc.	7,000	755,650
Athene Holding, Ltd. Class A †	10,800	557,928
Aviva PLC (United Kingdom)	163,716	1,044,532
Axis Capital Holdings, Ltd.	4,000	230,840
Bank of Montreal (Canada)	1,034	85,288
Bank of Nova Scotia (The) (Canada)	1,411	84,104
BB&T Corp.	98	4,757
Berkshire Hathaway, Inc. Class B †	16	3,426
BGC Partners, Inc. Class A	26,600	314,412
Brandywine Realty Trust R	16,882	265,385
Brixmor Property Group, Inc. R	34,100	597,091
Broadridge Financial Solutions, Inc.	7,115	938,824
Camden Property Trust R	240	22,457
Canadian Imperial Bank of Commerce (Canada)	853	79,928
Capital One Financial Corp.	20,100	1,908,093
CBRE Group, Inc. Class A †	16,500	727,650
Cheung Kong Property Holdings, Ltd. (Hong Kong)	145,500	1,091,945
Chimera Investment Corp. R	891	16,154
CIT Group, Inc.	20,600	1,063,166
Citigroup, Inc.	119,500	8,572,930
CME Group, Inc.	282	47,999
CoreLogic, Inc. †	4,490	221,851
Corporate Office Properties Trust R	322	9,605
Daiwa Securities Group, Inc. (Japan)	20,000	121,669
Deutsche Boerse AG (Germany)	1,315	176,191
Discover Financial Services	21,800	1,666,610
DNB ASA (Norway)	41,318	869,385
Douglas Emmett, Inc. R	6,900	260,268
Duke Realty Corp. R	21,511	610,267
E*Trade Financial Corp. †	39,700	2,079,883
Empire State Realty Trust, Inc. Class A R	11,335	188,274
EPR Properties R	304	20,797
Equity Commonwealth † R	237	7,605
Equity Lifestyle Properties, Inc. R	3,300	318,285
Equity Residential Trust R	20,241	1,341,169
Eurazeo SA (France)	722	56,877
Fifth Third Bancorp	56,500	1,577,480
First Hawaiian, Inc.	9,900	268,884
Gaming and Leisure Properties, Inc. R	9,281	327,155
Goldman Sachs Group, Inc. (The)	7,500	1,681,800

Dynamic Asset Allocation Conservative Fund 29

COMMON STOCKS (44.9%)* cont.	Shares	Value
Financials cont.
Hang Seng Bank, Ltd. (Hong Kong)	30,900	$839,173
Hartford Financial Services Group, Inc. (The)	28,000	1,398,880
HCP, Inc. R	33,000	868,560
Henderson Land Development Co., Ltd. (Hong Kong)	53,000	266,410
Highwoods Properties, Inc. R	8,035	379,734
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	6,700	191,713
HSBC Holdings PLC (United Kingdom)	21,396	186,791
Hudson Pacific Properties, Inc. R	8,915	291,699
Intercontinental Exchange, Inc.	116	8,687
Japan Post Bank Co., Ltd. (Japan)	4,900	57,919
Jones Lang LaSalle, Inc.	3,100	447,392
JPMorgan Chase & Co.	101,078	11,405,642
Kerry Properties, Ltd. (Hong Kong)	44,500	150,923
Legal & General Group PLC (United Kingdom)	302,744	1,034,632
Liberty Property Trust R	8,779	370,913
Life Storage, Inc. R	2,800	266,448
Lincoln National Corp.	14,400	974,304
Lloyds Banking Group PLC (United Kingdom)	285,473	220,535
Loews Corp.	21,367	1,073,264
London Stock Exchange Group PLC (United Kingdom)	4,058	242,563
Macquarie Group, Ltd. (Australia)	11,674	1,063,595
Mediobanca Banca di Credito Finanziario SpA (Italy)	5,577	55,712
MetLife, Inc.	39,500	1,845,440
MFA Financial, Inc. R	1,142	8,394
Mizuho Financial Group, Inc. (Japan)	640,225	1,116,816
Morgan Stanley	63,300	2,947,881
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	2,047	453,350
National Bank of Canada (Canada)	1,450	72,419
New Residential Investment Corp. R	20,509	365,470
New World Development Co., Ltd. (Hong Kong)	12,000	16,371
Nomura Real Estate Holdings, Inc. (Japan)	8,500	171,616
Northern Trust Corp.	6,800	694,484
Old Republic International Corp.	1,091	24,417
ORIX Corp. (Japan)	63,000	1,021,352
Outfront Media, Inc. R	9,600	191,520
Paramount Group, Inc. R	15,100	227,859
Park Hotels & Resorts, Inc. R	18,393	603,658
Partners Group Holding AG (Switzerland)	1,078	855,129
Persimmon PLC (United Kingdom)	30,211	931,267
Piedmont Office Realty Trust, Inc. Class A R	411	7,780
PNC Financial Services Group, Inc. (The)	736	100,236
Popular, Inc. (Puerto Rico)	4,800	246,000
Principal Financial Group, Inc.	12,100	708,939
Prudential Financial, Inc.	21,700	2,198,644
Rayonier, Inc. R	6,800	229,908
Regions Financial Corp.	118,000	2,165,300
Reinsurance Group of America, Inc.	115	16,624
RenaissanceRe Holdings, Ltd.	2,400	320,592

30 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (44.9%)* cont.	Shares	Value
Financials cont.
Resona Holdings, Inc. (Japan)	170,700	$958,967
Santander Consumer USA Holdings, Inc.	20,300	406,812
Scentre Group (Australia) R	64,401	184,812
Schroders PLC (United Kingdom)	3,548	143,127
Senior Housing Properties Trust R	13,000	228,280
SL Green Realty Corp. R	8,500	829,005
Spirit MTA REIT † R	168	1,935
Spirit Realty Capital, Inc. R	70,087	564,901
Starwood Property Trust, Inc. R	18,141	390,394
Stockland (Units) (Australia) R	20,247	60,738
Sumitomo Mitsui Financial Group, Inc. (Japan)	30,593	1,234,813
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	7,500	308,660
Sun Communities, Inc. R	3,600	365,544
Sun Hung Kai Properties, Ltd. (Hong Kong)	23,000	334,936
SunTrust Banks, Inc.	598	39,940
Swedbank AB Class A (Sweden)	38,639	957,780
Swire Properties, Ltd. (Hong Kong)	23,000	87,113
Swiss Prime Site AG (Switzerland)	296	25,230
Swiss Re AG (Switzerland)	731	67,484
Synovus Financial Corp.	6,700	306,793
Toronto-Dominion Bank (Canada)	976	59,309
Travelers Cos., Inc. (The)	344	44,620
Two Harbors Investment Corp. R	872	13,019
U.S. Bancorp	41,158	2,173,554
UDR, Inc. R	567	22,924
United Overseas Bank, Ltd. (Singapore)	26,600	526,921
Vornado Realty Trust R	10,700	781,100
WP Carey, Inc. R	2,900	186,499
Zurich Insurance Group AG (Switzerland)	139	43,935
		88,971,507
Government (—%)
Poste Italiane SpA (Italy)	1,289	10,300
		10,300
Health care (5.9%)
AbbVie, Inc.	19,665	1,859,916
ABIOMED, Inc. †	5,100	2,293,725
Akorn, Inc. †	614	7,970
Alfresa Holdings Corp. (Japan)	12,600	337,124
Allergan PLC	3,160	601,917
Amgen, Inc.	16,382	3,395,825
Anthem, Inc.	15,288	4,189,676
Astellas Pharma, Inc. (Japan)	67,400	1,175,733
Baxter International, Inc.	27,674	2,133,389
Biogen, Inc. †	3,422	1,209,027
Boston Scientific Corp. †	56,561	2,177,599
Bristol-Myers Squibb Co.	54,988	3,413,655
Celgene Corp. †	9,941	889,620
Centene Corp. †	11,500	1,664,970
Charles River Laboratories International, Inc. †	4,776	642,563

Dynamic Asset Allocation Conservative Fund 31

COMMON STOCKS (44.9%)* cont.	Shares	Value
Health care cont.
Cigna Corp.	13,800	$2,873,850
Coloplast A/S Class B (Denmark)	576	58,901
Concordia International Corp. (Canada) †	214	4,309
Dentsply Sirona, Inc.	25,800	973,692
Eli Lilly & Co.	34,850	3,739,754
Fresenius Medical Care AG & Co., KGaA (Germany)	9,904	1,018,585
Gilead Sciences, Inc.	24,766	1,912,183
GlaxoSmithKline PLC (United Kingdom)	79,413	1,590,694
Hill-Rom Holdings, Inc.	2,800	264,320
Humana, Inc.	8,178	2,768,417
Intuitive Surgical, Inc. †	12	6,888
Ipsen SA (France)	1,740	292,529
Johnson & Johnson	35,431	4,895,501
Koninklijke Philips NV (Netherlands)	1,750	79,719
McKesson Corp.	15,500	2,056,075
Medipal Holdings Corp. (Japan)	14,100	294,236
Merck & Co., Inc.	54,599	3,873,253
Mettler-Toledo International, Inc. †	8	4,872
Mitsubishi Tanabe Pharma Corp. (Japan)	3,200	53,512
Novartis AG (Switzerland)	23,742	2,041,802
PerkinElmer, Inc.	113	10,992
Pfizer, Inc.	49,462	2,179,790
Roche Holding AG (Switzerland)	8,425	2,041,007
Shionogi & Co., Ltd. (Japan)	15,000	980,109
Siemens Healthineers AG (Germany) †	4,638	203,955
Sonic Healthcare, Ltd. (Australia)	623	11,218
Taisho Pharmaceutical Holdings Co., Ltd. (Japan)	400	48,900
Thermo Fisher Scientific, Inc.	41	10,007
UCB SA (Belgium)	7,523	676,057
UnitedHealth Group, Inc.	197	52,410
Vertex Pharmaceuticals, Inc. †	5,366	1,034,243
Waters Corp. †	1,500	292,020
WellCare Health Plans, Inc. †	4,200	1,346,058
Zoetis, Inc.	13,757	1,259,591
		64,942,158
Technology (9.6%)
Agilent Technologies, Inc.	29,100	2,052,714
Alphabet, Inc. Class A †	13,705	16,542,968
Amadeus IT Holding SA Class A (Spain)	12,086	1,122,877
Amdocs, Ltd.	11,804	778,828
Apple, Inc.	41,622	9,395,750
Applied Materials, Inc.	24,945	964,124
Avaya Holdings Corp. †	4,677	103,549
Black Knight, Inc. †	8,100	420,795
Brother Industries, Ltd. (Japan)	6,400	126,400
CA, Inc.	21,100	931,565
Cadence Design Systems, Inc. †	19,100	865,612
Capgemini SE (France)	5,008	630,296
CDK Global, Inc.	411	25,712

32 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (44.9%)* cont.	Shares	Value
Technology cont.
CGI Group, Inc. Class A (Canada) †	128	$8,253
Check Point Software Technologies, Ltd. (Israel) †	2,715	319,474
Cisco Systems, Inc.	185,573	9,028,126
Cognizant Technology Solutions Corp. Class A	29,136	2,247,842
Computershare, Ltd. (Australia)	4,800	69,220
Corning, Inc.	411	14,508
Dell Technologies, Inc. Class V †	14,608	1,418,729
Dun & Bradstreet Corp. (The)	5,200	741,052
eBay, Inc. †	2,673	88,262
F5 Networks, Inc. †	8,410	1,677,122
Facebook, Inc. Class A †	27,061	4,450,452
Fidelity National Information Services, Inc.	12,545	1,368,283
Fiserv, Inc. †	642	52,888
Fortinet, Inc. †	25,100	2,315,977
Fujitsu, Ltd. (Japan)	500	35,628
Genpact, Ltd.	341	10,438
Harris Corp.	343	58,039
Hoya Corp. (Japan)	17,800	1,057,472
HP, Inc.	85,074	2,192,357
IBM Corp.	21,200	3,205,652
Intuit, Inc.	16,228	3,690,247
Jabil, Inc.	10,500	284,340
Keysight Technologies, Inc. †	10,700	709,196
KLA-Tencor Corp.	15,100	1,535,821
Leidos Holdings, Inc.	6,200	428,792
Maxim Integrated Products, Inc.	625	35,244
Microsoft Corp.	54,576	6,241,857
MSCI, Inc.	4,400	780,604
NEC Corp. (Japan)	2,200	60,799
NetApp, Inc.	31,156	2,675,989
Nexon Co., Ltd. (Japan) †	9,800	128,085
NTT Data Corp. (Japan)	63,600	880,503
Nuance Communications, Inc. †	33,200	575,024
nVent Electric PLC (United Kingdom)	12,500	339,500
NVIDIA Corp.	30,000	8,430,600
NXP Semiconductors NV †	31	2,651
Oracle Corp.	109,500	5,645,820
Otsuka Corp. (Japan)	1,400	52,244
Palo Alto Networks, Inc. †	10,200	2,297,652
Red Hat, Inc. †	13,988	1,906,285
Rockwell Automation, Inc.	8,400	1,575,168
Synopsys, Inc. †	10,065	992,510
Texas Instruments, Inc.	15,941	1,710,310
Zebra Technologies Corp. Class A †	3,300	583,539
		105,883,744
Transportation (0.8%)
Aena SME SA (Spain)	4,515	783,700
Central Japan Railway Co. (Japan)	5,200	1,082,838
Copa Holdings SA Class A (Panama)	3,000	239,520

Dynamic Asset Allocation Conservative Fund 33

COMMON STOCKS (44.9%)* cont.	Shares	Value
Transportation cont.
Delta Air Lines, Inc.	53,000	$3,064,990
easyJet PLC (United Kingdom)	34,722	594,673
Expeditors International of Washington, Inc.	11,000	808,830
International Consolidated Airlines Group SA (Spain)	106,723	917,187
Japan Airlines Co., Ltd. (Japan)	12,100	434,927
Kansas City Southern	9,751	1,104,593
Kyushu Railway Co. (Japan)	6,600	200,986
Norfolk Southern Corp.	491	88,626
		9,320,870
Utilities and power (1.6%)
AES Corp.	53,900	754,600
Ameren Corp.	14,800	935,656
American Electric Power Co., Inc.	12,052	854,246
Atmos Energy Corp.	4,000	375,640
CenterPoint Energy, Inc.	34,700	959,455
CLP Holdings, Ltd. (Hong Kong)	74,000	866,351
CMS Energy Corp.	22,000	1,078,000
Duke Energy Corp.	897	71,778
Endesa SA (Spain)	13,762	297,358
Enel SpA (Italy)	196,315	1,005,634
ENGIE SA (France)	24,491	360,133
Eni SpA (Italy)	63,434	1,199,171
Entergy Corp.	23,400	1,898,442
Evergy, Inc.	8,900	488,788
Exelon Corp.	1,116	48,725
HK Electric Investments & HK Electric Investments, Ltd. (Units)
(Hong Kong)	72,000	72,659
Kinder Morgan, Inc.	123,404	2,187,953
NRG Energy, Inc.	42,700	1,596,980
OGE Energy Corp.	15,900	577,488
Pinnacle West Capital Corp.	7,200	570,096
SSE PLC (United Kingdom)	253	3,779
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	2,297	1,585
UGI Corp.	16,450	912,646
		17,117,163
Total common stocks (cost $416,648,567)		$493,615,452

	Principal
CORPORATE BONDS AND NOTES (24.0%)*	amount	Value
Basic materials (1.3%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$100,000	$107,000
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	45,000	45,731
American Woodmark Corp. 144A company guaranty sr. unsec.
notes 4.875%, 3/15/26	105,000	100,013
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	35,000	37,975
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	130,000	151,106
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	110,000	101,338
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	85,000	87,975

34 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Basic materials cont.
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	$150,000	$158,438
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	130,000	125,613
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	205,000	209,039
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	80,000	76,900
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	115,000	113,131
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	265,000	258,349
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	220,000	224,013
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	200,000	206,006
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	110,000	97,350
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	830,000	824,433
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	50,000	48,215
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	80,000	84,839
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	55,000	57,452
Cleveland-Cliffs, Inc. company guaranty sr. unsec. notes
5.75%, 3/1/25	35,000	34,038
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	180,000	166,725
Cornerstone Chemical Co. 144A company guaranty sr. notes
6.75%, 8/15/24	75,000	75,110
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	30,000	30,338
Crown Americas, LLC/Crown Americas Capital Corp. VI 144A
company guaranty sr. unsec. notes 4.75%, 2/1/26	60,000	57,300
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	765,000	748,714
E. I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	315,000	318,179
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	315,000	298,856
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	85,000	81,175
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	90,000	95,850
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	50,000	45,500
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	260,000	255,775
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	500,000	503,065
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	511,000	490,795
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	95,000	98,088
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	79,000	80,383

Dynamic Asset Allocation Conservative Fund 35

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Basic materials cont.
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	$150,000	$143,018
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	320,000	322,844
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	405,000	371,838
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	50,000	54,375
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	60,000	61,650
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	85,000	84,788
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	14,000	14,631
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	70,000	71,582
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	55,000	53,900
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	33,000	32,790
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	40,000	34,900
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	35,000	29,225
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	105,000	97,781
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	220,000	214,940
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	75,000	76,781
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	120,000	124,127
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	520,000	475,887
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	225,000	231,376
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26	100,000	100,750
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	125,000	124,063
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	455,000	432,994
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	210,000	203,664
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	90,000	105,975
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	35,000	34,825
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	30,000	28,575
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	60,000	61,260
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	4,000	4,059
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	40,000	39,200
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	15,000	16,425
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	130,000	130,975
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	120,000	117,300
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	115,000	110,544
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	45,000	41,625

36 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Basic materials cont.
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26	$90,000	$86,625
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	145,000	146,697
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	80,000	82,900
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	125,000	126,376
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	70,000	71,313
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	767,000	681,361
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	988,000	929,163
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	575,000	746,699
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	175,000	225,957
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	260,000	328,840
Whiting Petroleum Corp. 144A sr. unsec. notes 7.875%, 7/15/26	80,000	79,000
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	90,000	94,725
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	80,000	86,900
		14,230,030
Capital goods (0.9%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	150,000	141,563
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	72,000	74,880
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	200,000	209,250
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	40,000	41,360
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	24,000	24,392
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	85,000	85,425
Berry Global, Inc. 144A notes 4.50%, 2/15/26	40,000	38,000
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	190,000	193,304
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	40,000	44,000
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	205,000	216,019
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	140,000	148,050
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	65,000	70,688
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	570,000	556,071
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	74,000	74,463
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	260,000	244,833
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	160,000	152,923

Dynamic Asset Allocation Conservative Fund 37

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Capital goods cont.
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)	$60,000	$56,325
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	175,000	179,813
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	255,000	242,444
Honeywell International, Inc. sr. unsec. unsub. notes 4.25%, 3/1/21	150,000	154,109
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	175,000	169,094
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	405,000	385,492
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	575,000	551,524
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	95,000	94,288
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	860,000	808,677
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	165,000	169,950
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	480,000	474,787
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	60,000	61,500
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	195,000	217,219
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes 4.875%, 12/15/25	95,000	90,488
Republic Services, Inc. sr. unsec. notes 3.95%, 5/15/28	680,000	675,908
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	140,000	142,275
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	90,000	91,125
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	131,000	122,976
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	130,000	112,775
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	40,000	40,750
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	155,000	156,550
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	58,000	59,421
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25	100,000	94,750
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	1,620,000	1,587,068
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	95,000	98,800
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	40,000	40,900
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	150,000	143,250
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	180,000	184,749
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	160,000	153,600
		9,675,828
Communication services (1.9%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,115,000	1,014,502
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	735,000	686,827
AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	360,000	364,188
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	567,000	518,032

38 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Communication services cont.
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	$568,000	$540,775
AT&T, Inc. 144A sr. unsec. notes 4.10%, 2/15/28	2,060,000	1,999,904
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	30,000	31,613
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	50,000	49,438
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	130,000	132,113
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	365,000	365,913
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	65,000	65,101
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	113,000	113,025
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	45,000	45,281
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	980,000	1,053,484
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	337,000	342,200
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	158,000	149,706
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	290,000	257,166
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	120,000	106,793
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	780,000	696,154
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	495,000	435,559
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	82,000	98,949
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	250,000	236,022
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	95,000	97,850
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	255,000	245,438
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	340,000	319,410
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	395,000	374,604
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	557,000	523,324
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	54,000	55,598
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	190,000	183,098
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	455,000	433,626
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	202,000	197,455
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	20,000	21,050
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	305,000	333,670
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	163,000	218,902

Dynamic Asset Allocation Conservative Fund 39

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Communication services cont.
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	$195,000	$174,769
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	75,000	75,000
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	35,000	27,290
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	90,000	80,100
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	145,000	137,025
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	245,000	243,775
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	4,000	4,210
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	215,000	227,631
Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	135,000	174,038
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	585,000	603,302
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	970,000	993,787
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	19,000	19,570
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	410,000	395,509
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	32,000	32,160
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	27,000	28,215
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	39,000	39,242
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	195,000	210,356
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	214,000	226,305
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	335,000	349,003
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	20,000	20,560
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	60,000	59,775
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	30,000	29,869
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	100,000	94,125
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	40,000	38,175
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	365,000	440,511
Telefonica Emisiones SAU company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,235,000	1,150,257
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	775,000	755,767
Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	1,110,000	1,115,061

40 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Communication services cont.
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	$129,000	$132,225
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	275,000	269,500
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	370,000	364,534
Windstream Services, LLC/Windstream Finance Corp. 144A
company guaranty sub. notes 9.00%, 6/30/25	83,000	64,118
		20,882,534
Conglomerates (0.3%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	2,945,000	2,904,121
		2,904,121
Consumer cyclicals (2.5%)
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	1,048,000	1,604,960
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	300,000	281,609
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,225,000	1,173,741
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	100,000	95,750
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	95,000	90,963
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	13,000	13,098
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	40,000	38,300
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	30,000	30,075
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	45,000	45,844
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	675,000	691,898
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	690,000	689,561
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	170,000	169,927
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	605,000	586,206
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	45,000	45,338
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	40,000	42,020
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	30,000	30,863
Boyne USA, Inc. 144A company guaranty notes 7.25%, 5/1/25	40,000	42,300
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	65,000	65,306
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	90,000	91,800
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	298,000	266,623

Dynamic Asset Allocation Conservative Fund 41

		Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.		amount	Value
Consumer cyclicals cont.
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45		$353,000	$333,446
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26		136,000	133,291
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		185,000	177,781
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		40,000	40,200
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		17,000	16,724
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20		59,000	59,295
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		190,000	193,325
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25		235,000	222,663
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		155,000	147,638
Delta Merger Sub., Inc. 144A sr. unsec. notes 6.00%, 9/15/26		15,000	15,188
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23		80,000	82,000
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24		25,000	24,344
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23		400,000	390,528
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26		1,390,000	1,286,690
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		25,000	26,313
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26		861,000	810,324
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		60,000	60,415
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26		1,239,000	1,164,233
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25		200,000	194,532
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25		95,000	91,895
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25		85,000	86,275
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		50,000	50,776
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		45,000	44,606
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	70,000	55,542
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		$60,000	58,313
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		1,000,000	985,730
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41		300,000	373,484
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		475,000	465,382
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		190,000	188,100
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		675,000	696,487
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †		54,000	40,635

42 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Consumer cyclicals cont.
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	$50,000	$50,063
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	940,000	954,100
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	25,000	24,000
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,469,000	1,471,195
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	50,000	46,375
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	165,000	151,388
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	210,000	231,042
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	155,000	160,425
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24	35,000	37,149
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	60,000	54,675
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	70,000	64,575
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	902,000	837,414
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	25,000	26,031
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	60,000	60,258
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	110,000	112,750
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	60,000	58,800
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	85,000	85,850
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	25,000	25,250
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	75,000	72,540
Meredith Corp. 144A sr. unsec. notes 6.875%, 2/1/26	145,000	148,625
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	50,000	52,563
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	65,000	65,975
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	45,000	47,531
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	205,000	213,200
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	40,000	32,600
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21	65,835	43,410
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	125,000	122,344
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	60,000	58,800

Dynamic Asset Allocation Conservative Fund 43

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Consumer cyclicals cont.
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	$175,000	$170,625
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	885,000	840,542
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	40,000	40,400
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	37,000	37,278
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	75,000	72,353
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	53,000	53,994
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	55,000	53,471
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	45,000	44,100
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	40,000	28,750
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	115,000	123,769
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	205,000	203,975
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	120,000	118,762
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	95,000	95,351
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	130,000	129,675
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	355,000	364,178
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	70,000	70,433
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	320,000	338,800
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	210,000	205,538
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	58,000	60,175
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	900,000	864,000
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	140,000	138,600
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	175,000	170,625
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	35,000	35,350
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	3,000	3,075
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	30,000	30,600
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	120,000	119,850
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	810,000	762,413
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	10,000	9,237
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	90,000	85,023

44 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Consumer cyclicals cont.
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	$875,000	$836,990
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	463,000	419,833
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	15,000	13,875
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
2.00%, 10/24/18	486,000	485,871
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	90,000	89,325
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	40,000	40,700
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	115,000	107,525
Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	120,000	118,615
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	77,000	74,498
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	165,000	159,225
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	80,000	80,000
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	30,000	29,775
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	70,000	68,688
Wyndham Destinations, Inc. sr. unsec. unsub. bonds 5.75%, 4/1/27	41,000	38,643
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	85,000	84,150
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	210,000	195,038
		28,034,958
Consumer staples (1.3%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	130,000	124,475
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	25,000	25,031
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	90,000	85,275
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	128,000	129,393
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.625%, 1/14/20	1,285,000	1,277,650
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	1,658,000	1,676,770
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	1,093,000	1,062,063
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21	780,000	768,674
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	500,000	482,769
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	125,000	126,250

Dynamic Asset Allocation Conservative Fund 45

		Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.		amount	Value
Consumer staples cont.
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		$885,000	$840,750
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25		175,000	179,879
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		85,000	76,925
Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26		340,000	308,671
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28		43,671	46,317
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36		233,443	229,835
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		50,000	46,938
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22		135,000	157,036
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	100,000	108,396
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45		$385,000	362,297
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37		300,000	375,701
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42		363,000	396,854
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		80,000	59,600
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		135,000	141,518
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		140,000	142,013
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26		135,000	129,600
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		80,000	79,700
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		80,000	79,350
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		60,000	57,675
Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46		450,000	397,439
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.82%), 3.161%, 8/10/22		730,000	733,693
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		472,000	462,560
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		25,000	24,438
Maple Escrow Subsidiary, Inc. 144A company guaranty sr. unsec.
notes 4.597%, 5/25/28		1,352,000	1,357,306
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27		110,000	109,461
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 4/15/28		90,000	84,600
Netflix, Inc. 144A sr. unsec. unsub. bonds 5.875%, 11/15/28		65,000	64,756
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26		1,125,000	1,069,997
PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46		405,000	365,195
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23		160,000	143,400
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26		55,000	52,192
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21		400,000	397,486
			14,839,928

46 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Energy (2.2%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	$225,000	$213,750
Anadarko Petroleum Corp. sr. unsec. unsub. bonds 6.95%, 6/15/19	185,000	189,896
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	20,000	20,475
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	43,000	43,550
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	77,000	78,194
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	151,000	148,640
Apergy Corp. 144A sr. unsec. notes 6.375%, 5/1/26	140,000	143,850
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	60,000	67,500
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	40,000	39,850
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	45,000	42,975
BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	445,000	423,565
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	715,000	683,940
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	325,000	322,114
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.366%, 9/19/19 (United Kingdom)	370,000	366,159
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	65,000	62,075
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	55,000	52,525
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	200,000	210,250
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	485,000	486,819
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	40,000	40,800
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	80,000	82,500
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	20,000	19,475
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	820,000	814,881
Comstock Escrow Corp. 144A sr. unsec. notes 9.75%, 8/15/26	115,000	114,747
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	55,000	52,497
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	145,000	143,183
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	50,000	49,033
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	20,000	20,290
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	65,000	66,144

Dynamic Asset Allocation Conservative Fund 47

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Energy cont.
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	$155,000	$157,131
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	105,000	102,375
DCP Midstream Operating LP company guaranty sr. unsec. unsub.
notes 5.375%, 7/15/25	45,000	45,844
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	60,000	64,200
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	60,000	58,500
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	94,000	101,638
Denbury Resources, Inc. 144A notes 7.50%, 2/15/24	50,000	51,500
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	160,000	163,200
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	45,000	45,056
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	165,000	165,000
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	55,000	55,000
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	940,000	900,051
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	120,000	127,998
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	140,000	154,626
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	120,000	124,634
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	75,000	74,438
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	690,000	664,908
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	74,000	72,798
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	103,000	84,975
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	65,000	49,725
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	30,000	30,225
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26	90,000	92,138
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	555,000	520,042
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	170,000	192,386
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	140,000	161,699
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	180,000	181,800
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	160,000	163,600
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	145,000	140,288
Jagged Peak Energy, LLC 144A company guaranty sr. unsec. notes
5.875%, 5/1/26	110,000	109,450

48 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Energy cont.
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	$200,000	$198,750
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	125,000	146,271
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	15,000	13,688
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	35,000	31,850
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	60,000	59,400
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	153,000	156,580
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	155,000	148,593
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	15,000	14,735
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	80,000	83,500
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	30,000	31,088
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	75,000	74,438
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	40,000	41,500
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	25,000	25,563
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	67,000	68,171
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	90,000	91,575
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	870,000	884,975
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	198,411
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	1,576,000	1,595,936
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	283,000	268,850
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,405,000	1,410,269
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	444,000	458,430
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	220,000	202,125
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	61,000	56,730
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	270,000	58,050
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	900,000	929,101
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	150,000	149,400
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/24/22 (Mexico)	265,000	268,048
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	887,000	829,345
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	75,000	77,063

Dynamic Asset Allocation Conservative Fund 49

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Energy cont.
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	$100,000	$102,875
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	24,000	24,326
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	20,000	19,450
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	355,000	344,376
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	120,000	128,816
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	352,000	361,571
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	130,000	132,600
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	45,000	45,630
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	75,000	72,188
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	35,000	36,181
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	15,000	2
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	54,000	5
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	980,000	930,734
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	140,000	138,061
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	35,000	36,181
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	40,000	38,950
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	60,000	62,325
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	57,000	58,710
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	340,000	320,145
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	488,000	485,245
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	85,000	85,744
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	45,000	45,000
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	510,000	495,976
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	410,000	390,013
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	45,000	45,675
Trinidad Drilling, Ltd. 144A company guaranty sr. unsec. notes
6.625%, 2/15/25 (Canada)	165,000	163,350
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 4/1/26	85,000	87,763
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	55,000	54,656
Weatherford International, LLC 144A company guaranty sr. unsec.
notes 9.875%, 3/1/25	45,000	43,425
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	150,000	147,000

50 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Energy cont.
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	$25,000	$23,625
Whiting Petroleum Corp. sr. unsec. notes 6.625%, 1/15/26	85,000	88,400
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	95,000	126,584
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	4,000	4,820
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	627,000	630,615
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	60,000	68,100
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	70,000	70,875
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	26,000	26,943
		24,364,272
Financials (7.9%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	605,000	595,788
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	450,000	441,296
Air Lease Corp. sr. unsec. notes 2.50%, 3/1/21	15,000	14,652
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	520,000	512,481
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,145,000	1,057,350
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	50,000	50,375
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	45,000	46,575
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	130,000	157,463
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	24,000	25,440
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	460,000	474,950
Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	30,000	30,300
American Express Co. sr. unsec. bonds 8.125%, 5/20/19	515,000	532,273
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	231,000	289,905
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,400,000	1,359,161
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	755,000	740,250
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	207,000
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	255,000	269,025
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	189,720
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	401,474
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	303,000	317,393
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	25,000	26,988
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,355,000	2,184,353
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	290,000	283,788

Dynamic Asset Allocation Conservative Fund 51

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Financials cont.
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month
+ 0.76%), 3.094%, 9/15/26	$100,000	$96,378
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	870,000	1,002,558
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	420,000	418,324
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	85,000	79,419
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	280,000	272,996
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	780,000	766,270
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.05%,
10/30/18 (Canada)	509,000	508,891
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	860,000	840,012
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	151,000	151,722
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	235,000	240,531
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	203,095
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	895,000	875,305
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	140,000	146,527
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	285,000	295,950
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	328,000	347,406
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	130,000	127,035
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	132,000	137,174
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	228,000	232,502
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	72,000	73,350
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	301,000	307,020
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	45,000	45,900
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	405,000	383,929
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	885,000	873,495
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	2,690,000	2,611,560
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	275,000	268,243
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	385,000	380,552
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	340,000	342,249
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	990,000	976,681
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	100,000	102,250
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,010,000	943,882
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	1,135,000	1,120,476
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,110,000	1,080,661
Cooperatieve Rabobank UA company guaranty sr. unsec. unsub.
bonds Ser. MTN, 5.25%, 5/24/41 (Netherlands)	590,000	662,411
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	30,000	31,425
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	67,000	67,586

52 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Financials cont.
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	$250,000	$231,868
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	225,000	221,906
Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	870,000	846,147
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,275,000	1,222,183
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	615,000	614,494
Digital Realty Trust LP company guaranty sr. unsec. notes
3.40%, 10/1/20 R	450,000	450,428
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	90,000	87,075
Fairfax Financial Holdings, Ltd. 144A sr. unsec. notes 4.85%,
4/17/28 (Canada)	1,195,000	1,178,148
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	190,000	192,691
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	93,000	91,140
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	345,000	353,393
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	85,000	82,450
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	120,000	116,400
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 3.373%, 11/15/25 (Ireland)	914,000	870,101
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 2.342%, 11/15/20 (Ireland)	1,080,000	1,052,861
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	75,000	78,094
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,205,000	1,187,355
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,035,000	1,974,337
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,870,000	1,839,977
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	615,000	612,223
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	160,000	167,331
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	681,000	624,427
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	35,000	34,083
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	277,017
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	155,000	151,958
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	115,000	115,151
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	565,000	566,791
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	540,000	534,396
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	65,000	66,544
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	65,000	66,625
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	30,000	30,545

Dynamic Asset Allocation Conservative Fund 53

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Financials cont.
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	$57,000	$57,713
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	355,000	373,775
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	44,000	46,585
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	40,000	40,300
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	45,000	44,325
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	80,000	82,800
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	376,000	384,460
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,495,000	2,278,960
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	2,650,000	2,499,245
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	485,000	483,635
KeyCorp sr. unsec. unsub. notes Ser. MTN, 1.86%, 12/13/18	618,000	618,009
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	250,000	248,220
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	525,000	552,817
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	227,000	265,590
Lloyds Banking Group PLC unsec. sub. bonds 4.344%, 1/9/48
(United Kingdom)	292,000	253,835
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	425,000	417,468
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	145,000	141,556
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	410,000	405,445
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	830,000	861,124
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	795,000	778,299
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	385,000	471,625
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	162,000	167,115
Metropolitan Life Global Funding I 144A notes 1.55%, 9/13/19	260,000	256,770
Metropolitan Life Global Funding I 144A sr. notes 1.75%, 9/19/19	442,500	437,805
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	40,000	41,000
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	40,000	36,604
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	230,000	232,598
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	680,000	679,109
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	425,000	417,880
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	715,000	694,830
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	2,470,000	2,371,875
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	725,000	720,354
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 3.017%, 12/9/19 (Australia)	1,200,000	1,207,457

54 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Financials cont.
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	$430,000	$419,329
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	865,000	850,350
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	785,000	768,053
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	125,000	125,150
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	290,000	270,768
Nordea Bank AB 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	650,000	628,725
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	1,129,000	1,325,122
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	745,000	723,574
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	480,000	471,436
Protective Life Global Funding 144A notes 2.262%, 4/8/20	445,000	438,193
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	125,000	125,000
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	141,000	146,993
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	157,000	156,804
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	630,000	606,214
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,145,000	1,133,003
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	440,000	450,020
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	209,869
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	200,000	197,764
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	430,000	418,682
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	525,000	528,506
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	3,865,000	3,808,154
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	45,000	44,775
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	90,000	89,775
Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	40,000	40,550
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	110,000	105,337
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	900,000	876,217
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	435,000	423,348
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	95,000	95,000
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	819,000	769,721

Dynamic Asset Allocation Conservative Fund 55

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Financials cont.
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)	$100,000	$101,567
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	530,000	520,409
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. unsub. notes 2.65%, 2/1/22 (Switzerland)	1,760,000	1,701,301
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	433,000	428,006
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	589,000	594,887
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	105,000	104,738
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	240,000	240,795
VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	140,000	141,400
Wand Merger Corp. 144A sr. unsec. notes 9.125%, 7/15/26	25,000	26,188
Wand Merger Corp. 144A sr. unsec. notes 8.125%, 7/15/23	85,000	88,931
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	285,000	299,250
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,130,000	1,118,791
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	80,000	81,659
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	2,135,000	2,107,653
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	790,000	758,141
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25	175,000	169,598
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	170,000	171,400
		86,630,233
Health care (2.2%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	105,000	101,626
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	590,000	583,388
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	165,000	148,500
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	176,000	174,820
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)	525,000	514,103
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	495,000	489,712
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	500,000	502,468
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	710,000	642,736
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	110,000	83,600
AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	99,000	124,087
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25	30,000	30,000
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.25%, 4/1/26	100,000	107,875
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25	85,000	91,481

56 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	$130,000	$123,500
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.875%, 5/15/23	118,000	115,050
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.625%, 12/1/21	4,000	3,985
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	115,000	121,498
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	40,000	41,600
Bausch Health Cos., Inc. 144A sr. unsec. notes 8.50%, 1/31/27	90,000	94,500
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
4.669%, 6/6/47	1,026,000	1,014,783
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
3.70%, 6/6/27	881,000	842,445
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	705,000	706,692
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	115,000	108,963
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	90,000	94,500
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	65,000	65,731
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	45,000	46,073
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	240,000	227,928
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	222,000	124,387
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	139,000	115,562
Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	350,000	357,143
CVS Health Corp. sr. unsec. notes zero %, 12/1/22	405,000	419,481
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48	783,000	800,887
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	2,347,000	2,335,756
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	525,000	524,624
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.90%, 8/28/28	1,038,000	1,053,882
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	40,000	35,300
Halfmoon Parent, Inc. 144A sr. unsub. notes 3.75%, 7/15/23	1,083,000	1,079,687
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	80,000	82,300
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	160,000	166,400
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	455,000	461,257
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	14,000	15,330
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	60,000	60,450
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	55,000	60,517
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	40,000	33,750
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	685,000	652,302
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	50,000	50,813

Dynamic Asset Allocation Conservative Fund 57

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Health care cont.
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	$20,000	$19,650
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	1,130,000	1,135,107
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	680,000	651,951
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	180,000	182,525
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	73,000	71,321
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	530,000	508,827
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	955,000	936,777
Service Corp. International sr. unsec. notes 5.375%, 1/15/22	54,000	54,675
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	200,000	191,962
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	284,000	288,669
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	643,000	593,517
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	538,000	512,357
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	40,000	41,200
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	60,000	61,971
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	65,000	68,497
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Netherlands)	200,000	210,973
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	540,000	514,636
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,455,000	1,458,579
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	535,000	518,449
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	55,000	55,894
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	35,000	35,613
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	540,000	534,439
		24,279,061
Technology (2.1%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	505,000	455,087
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	845,000	839,692
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,420,000	1,449,056
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	275,000	274,862
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	1,970,000	1,965,095
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	350,000	363,911
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	453,000	434,315
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	97,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	170,000	172,465
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	667,000	627,942
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,225,000	1,113,096
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	520,000	480,936
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	305,000	327,174

58 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Technology cont.
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	$144,000	$179,245
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	774,000	813,965
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	20,000	20,600
Energizer Gamma Acquisition, Inc. 144A company guaranty sr.
unsec. notes 6.375%, 7/15/26	35,000	36,181
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	380,000	380,752
Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	76,000	80,023
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	105,000	109,331
First Data Corp. 144A notes 5.75%, 1/15/24	160,000	162,600
First Data Corp. 144A sr. notes 5.375%, 8/15/23	60,000	60,915
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	820,000	821,720
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	675,000	637,622
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	220,000	213,972
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	220,000	221,923
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	140,000	141,897
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	22,000	22,303
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	291,000	355,798
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	835,000	827,089
Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	1,050,000	1,029,868
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	750,000	691,541
Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	475,000	480,198
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,385,000	1,329,359
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	310,000	352,870
Oracle Corp. sr. unsec. unsub. notes 3.25%, 11/15/27	442,000	424,866
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	548,000	508,614
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	200,000	194,002
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	1,580,000	1,572,104
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	70,000	69,650
Qorvo, Inc. 144A sr. unsec. notes 5.50%, 7/15/26	35,000	35,613
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	905,000	897,257
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	55,000	60,088
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	140,000	136,150
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	180,000	180,450
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	215,000	203,408
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	905,000	875,203
		22,630,808

Dynamic Asset Allocation Conservative Fund 59

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	$370,000	$349,300
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	45,109	47,120
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	75,000	72,640
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	210,000	195,476
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	315,000	309,931
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 07-1, Class A, 6.636%, 7/2/22	63,837	66,733
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	215,629	213,347
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	153,000	156,060
		1,410,607
Utilities and power (1.3%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	440,000	451,000
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	20,000	20,125
AES Corp./Virginia (The) sr. unsec. notes 4.50%, 3/15/23	45,000	45,113
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	45,000	45,450
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	55,000	58,603
Appalachian Power Co. sr. unsec. unsub. notes 4.60%, 3/30/21	245,000	251,312
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	60,000	61,715
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	575,000	519,406
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	70,000	61,950
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	60,000	55,575
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	10,000	10,050
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	25,000	26,939
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	208,000	247,722
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	402,000	404,996
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	205,000	200,774
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	465,000	456,795
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	775,000	720,766
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	20,000	21,525
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	60,000	66,075
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	50,000	62,949
Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	245,000	247,860
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	235,000	221,334
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	640,000	644,062
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	915,000	963,038

60 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.0%)* cont.	amount	Value
Utilities and power cont.
Energy Transfer Equity LP sr. sub. notes 5.50%, 6/1/27	$45,000	$46,701
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,175,000	1,106,096
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	276,000	268,482
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	459,000	466,922
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	785,000	856,903
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	42,000	28,350
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	205,000	198,837
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	115,000	118,054
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	505,000	504,260
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	210,000	205,944
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,080,000	1,050,647
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	17,000	21,481
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	430,000	525,313
Nevada Power Co. mtge. notes 7.125%, 3/15/19	310,000	315,921
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	315,000	295,313
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	75,000	81,375
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	115,000	120,750
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
5.75%, 1/15/28	40,000	40,400
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	350,000	335,941
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	110,000	126,859
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	135,000	137,934
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	560,000	529,506
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	295,000	299,361
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	14,735
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	215,000	252,351
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	54,000	405
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	125,000	126,406
		13,940,381
Total corporate bonds and notes (cost $267,787,440)		$263,822,761

Dynamic Asset Allocation Conservative Fund 61

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (18.7%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (5.4%)
Government National Mortgage Association Pass-Through Certificates
4.70%, with due dates from 5/20/67 to 8/20/67	$210,800	$223,054
4.629%, 6/20/67	99,440	104,785
4.507%, 3/20/67	95,403	99,815
4.00%, with due dates from 3/15/46 to 3/20/46	857,695	876,080
3.50%, with due dates from 7/20/47 to 11/20/47	58,090,883	57,836,334
		59,140,068
U.S. Government Agency Mortgage Obligations (13.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 5/1/48	17,672,304	17,856,998
3.00%, 2/1/47	1,785,317	1,710,209
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 10/1/48	8,000,000	8,648,125
4.50%, TBA, 10/1/48	1,000,000	1,031,563
4.00%, 1/1/57	951,849	964,156
4.00%, TBA, 11/1/48	6,000,000	6,050,156
4.00%, TBA, 10/1/48	6,000,000	6,058,125
4.00%, 8/1/47	7,392,385	7,474,106
3.50%, with due dates from 12/1/47 to 6/1/56	47,469,650	46,751,257
3.00%, TBA, 10/1/48	1,000,000	956,797
3.00%, with due dates from 12/1/31 to 3/1/47	42,278,201	41,069,562
3.00%, TBA, 10/1/33	8,000,000	7,901,875
		146,472,929
Total U.S. government and agency mortgage obligations (cost $212,042,045)		$205,612,997

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)*	amount	Value
Agency collateralized mortgage obligations (0.6%)
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.916%,
10/25/27 (Bermuda)	$450,909	$451,716
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.566%,
8/25/28 (Bermuda)	382,000	384,149
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%),
17.108%, 4/15/37	73,952	100,707
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%),
15.152%, 12/15/36	97,401	119,024
IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%),
13.385%, 3/15/35	138,554	167,761
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%),
11.429%, 6/15/34	90,196	100,307
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.966%, 10/25/24	278,971	309,359
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
(1 Month US LIBOR + 2.60%), 4.816%, 12/25/27	422,742	431,366
IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%),
4.792%, 3/15/41	1,169,902	188,928
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
(1 Month US LIBOR + 2.20%), 4.416%, 3/25/25	31,361	31,443

62 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 3391, PO, zero %, 4/15/37	$6,351	$5,207
Ser. 3300, PO, zero %, 2/15/37	35,728	29,308
Ser. 3206, Class EO, PO, zero %, 8/15/36	3,484	2,894
Ser. 3326, Class WF, zero %, 10/15/35 W	3,152	2,128
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%),
26.605%, 7/25/36	23,743	37,747
IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%),
16.442%, 3/25/36	90,680	126,927
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
13.603%, 8/25/35	37,225	44,789
IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%),
13.253%, 12/25/35	33,636	40,023
IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR) + 17.39%),
11.633%, 11/25/34	16,689	18,489
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.216%, 9/25/28	320,000	375,870
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 7.116%, 11/25/24	642,625	735,454
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 5.116%, 7/25/24	288,052	306,906
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
(1 Month US LIBOR + 1.35%), 3.566%, 1/25/29	56,281	56,432
Ser. 07-64, Class LO, PO, zero %, 7/25/37	12,226	10,700
Ser. 07-14, Class KO, PO, zero %, 3/25/37	17,741	14,179
Ser. 06-125, Class OX, PO, zero %, 1/25/37	2,035	1,642
Ser. 06-84, Class OT, PO, zero %, 9/25/36	2,440	1,971
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,540,172	338,838
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	277,890	62,887
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	59,866	12,344
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	2,935,766	517,282
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
3.885%, 6/20/43	1,193,593	210,107
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	2,617,824	328,668
Ser. 13-14, IO, 3.50%, 12/20/42	762,984	111,258
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,152,388	141,974
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	1,302,849	106,312
Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	1,030,375	113,135
Ser. 16-H16, Class EI, IO, 2.206%, 6/20/66 W	3,285,344	367,630
Ser. 15-H26, Class EI, IO, 1.72%, 10/20/65 W	1,754,304	151,572
Ser. 15-H25, Class BI, IO, 1.539%, 10/20/65 W	3,023,376	273,011
Ser. 06-36, Class OD, PO, zero %, 7/16/36	2,223	1,784
		6,832,228
Commercial mortgage-backed securities (2.1%)
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 04-4, Class XC, IO, 0.086%, 7/10/42 W	18,136	—
FRB Ser. 07-5, Class XW, IO, zero %, 2/10/51 W	2,111,685	21

Dynamic Asset Allocation Conservative Fund 63

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.583%, 11/10/41 W	$245,397	$892
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42 W	1,118,686	11
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	50,142	1
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.283%, 3/11/39 W	157,789	102,563
FRB Ser. 06-PW11, Class C, 5.283%, 3/11/39 (In default) † W	191,000	19,100
FRB Ser. 06-PW14, Class X1, IO, 0.506%, 12/11/38 W	230,695	3,391
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.947%, 12/15/47 W	129,000	132,225
FRB Ser. 11-C2, Class E, 5.947%, 12/15/47 W	411,000	399,078
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47	291,000	294,999
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC11, Class D, 4.567%, 4/10/46 W	374,000	367,163
FRB Ser. 06-C5, Class XC, IO, zero %, 10/15/49 W	5,914,009	59
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 6.015%, 5/15/46 W	176,274	178,345
COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14,
Class XA, IO, 0.874%, 2/10/47 W	14,834,255	364,478
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.889%, 7/15/47 W	246,000	245,756
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	233,000	240,927
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	275,000	283,793
FRB Ser. 12-CR1, Class XA, IO, 2.048%, 5/15/45 W	3,383,187	187,125
FRB Ser. 13-LC13, Class XA, IO, 1.384%, 8/10/46 W	5,976,383	242,044
FRB Ser. 14-UBS4, Class XA, IO, 1.337%, 8/10/47 W	4,418,678	209,906
FRB Ser. 14-CR18, Class XA, IO, 1.308%, 7/15/47 W	3,521,943	135,736
FRB Ser. 14-CR17, Class XA, IO, 1.241%, 5/10/47 W	4,743,550	186,782
FRB Ser. 14-UBS6, Class XA, IO, 1.111%, 12/10/47 W	4,714,019	191,007
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.308%, 7/10/46 W	476,000	484,925
FRB Ser. 13-CR9, Class D, 4.399%, 7/10/45 W	337,000	288,473
FRB Ser. 06-C8, Class XS, IO, 0.641%, 12/10/46 W	2,195,090	80
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.221%, 5/15/38 W	116,654	236
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.44%, 4/15/50 W	678,000	672,943
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.516%, 8/10/44 W	1,128,000	1,161,904
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 1.175%, 5/10/43 W	71,814	6
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.846%, 6/10/47 W	895,000	890,146
FRB Ser. 13-GC10, Class XA, IO, 1.667%, 2/10/46 W	6,491,253	399,861
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.197%, 8/10/43 W	682,000	687,430
FRB Ser. 12-GC6, Class D, 5.84%, 1/10/45 W	97,000	95,788

64 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust 144A
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	$301,000	$313,571
FRB Ser. 12-GC6, Class E, 5.00%, 1/10/45 W	478,000	387,231
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.71%, 9/15/47 W	281,000	272,201
FRB Ser. 14-C19, Class XA, IO, 1.278%, 4/15/47 W	6,840,339	127,654
FRB Ser. 14-C25, Class XA, IO, 1.097%, 11/15/47 W	4,136,607	161,220
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 05-LDP5, Class F, 5.896%, 12/15/44 W	269,887	266,747
FRB Ser. 13-LC11, Class C, 3.958%, 4/15/46 W	296,000	289,511
FRB Ser. 13-LC11, Class XA, IO, 1.413%, 4/15/46 W	3,103,563	164,799
FRB Ser. 06-LDP8, Class X, IO, 0.286%, 5/15/45 W	2,521,641	3,411
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.312%, 5/15/45 W	553,000	488,697
FRB Ser. 13-C16, Class D, 5.177%, 12/15/46 W	206,000	205,968
FRB Ser. 12-LC9, Class D, 4.518%, 12/15/47 W	119,000	117,497
FRB Ser. 05-CB12, Class X1, IO, 0.404%, 9/12/37 W	621,967	832
FRB Ser. 06-LDP6, Class X1, IO, zero %, 4/15/43 W	188,411	2
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 05-C7,
Class XCL, IO, 0.537%, 11/15/40 W	466,521	1,282
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.217%, 4/20/48 W	672,000	616,271
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 1.081%, 8/12/39 W	188,458	132
FRB Ser. 05-MCP1, Class XC, IO, 0.001%, 6/12/43 W	247,311	7
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.137%, 5/15/44 W	2,832	407
FRB Ser. 06-C4, Class X, IO, 6.641%, 7/15/45 W	62,396	1,875
FRB Ser. 07-C5, Class X, IO, 6.194%, 12/15/49 W	252,736	158
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class C, 4.614%, 8/15/47 W	322,000	312,016
FRB Ser. 13-C7, Class C, 4.255%, 2/15/46 W	300,000	295,333
Ser. 12-C6, Class AS, 3.476%, 11/15/45	647,000	643,123
FRB Ser. 14-C17, Class XA, IO, 1.349%, 8/15/47 W	4,457,785	174,001
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.726%, 11/15/45 W	265,000	265,745
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	83,202	20,800
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.326%, 7/15/49 W	206,000	207,447
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	357,873	29,882
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.226%, 12/15/50 W	3,360,708	239,155
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class D, 5.05%, 5/10/63 W	319,000	297,524
FRB Ser. 12-C4, Class XA, IO, 1.792%, 12/10/45 W	952,306	50,310
FRB Ser. 12-C2, Class XA, IO, 1.488%, 5/10/63 W	13,002,353	523,845
Wachovia Bank Commercial Mortgage Trust FRB Ser. 05-C21,
Class D, 5.417%, 10/15/44 W	269,867	267,279

Dynamic Asset Allocation Conservative Fund 65

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.045%, 6/15/45 W	$356,391	$71
FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42 W	147,841	1
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.423%, 7/15/46 W	251,000	255,782
FRB Ser. 13-LC12, Class C, 4.423%, 7/15/46 W	409,000	388,745
Ser. 12-LC5, Class AS, 3.539%, 10/15/45	369,000	368,437
FRB Ser. 14-LC16, Class XA, IO, 1.498%, 8/15/50 W	4,940,227	251,458
FRB Ser. 16-LC25, Class XA, IO, 1.221%, 12/15/59 W	3,418,186	190,903
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.423%, 7/15/46 W	507,000	443,003
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	629,000	642,951
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	218,000	220,472
Ser. 12-C8, Class AS, 3.66%, 8/15/45	358,000	359,640
Ser. 13-C12, Class AS, 3.56%, 3/15/48	275,000	273,251
Ser. 13-C11, Class AS, 3.311%, 3/15/45	164,000	163,616
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.865%, 3/15/44 W	682,000	603,884
FRB Ser. 11-C5, Class C, 5.862%, 11/15/44 W	241,000	251,468
FRB Ser. 11-C5, Class E, 5.862%, 11/15/44 W	911,000	901,932
FRB Ser. 11-C2, Class D, 5.839%, 2/15/44 W	755,000	746,331
Ser. 11-C4, Class E, 5.397%, 6/15/44 W	208,000	195,727
FRB Ser. 12-C9, Class D, 4.94%, 11/15/45 W	291,000	275,732
FRB Ser. 13-C15, Class D, 4.621%, 8/15/46 W	153,000	131,522
FRB Ser. 12-C10, Class XA, IO, 1.716%, 12/15/45 W	2,238,829	117,444
FRB Ser. 12-C9, Class XB, IO, 0.844%, 11/15/45 W	6,676,000	172,908
		22,168,405
Residential mortgage-backed securities (non-agency) (1.1%)
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.30%), 2.516%, 9/25/45	161,187	154,901
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.011%, 5/25/35 W	486,031	498,111
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
2.805%, 8/25/46	186,138	165,502
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.785%, 6/25/46	606,692	563,918
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.495%, 11/20/35	515,256	504,250
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.406%, 8/25/46	763,593	645,236
FRB Ser. 05-27, Class 1A1, 2.217%, 8/25/35 W	124,667	106,092
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR
+ 5.15%), 7.366%, 11/25/28	280,000	332,003
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 8.116%, 10/25/28	931,750	1,078,569
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.916%, 4/25/28	1,091,407	1,268,106

66 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.766%, 4/25/28	$1,489,548	$1,690,261
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.216%, 7/25/25	233,618	259,944
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.516%, 2/25/25	125,283	138,036
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.466%, 4/25/29	50,000	56,877
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.216%, 5/25/25	247,456	271,760
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 3.016%, 2/25/34	455,593	443,168
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.539%, 2/25/35 W	178,266	181,678
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 3.041%, 8/25/34	300,028	300,028
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.89%, 8/26/47 W	100,000	97,382
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
3.266%, 10/25/34	290,000	294,614
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%),
3.066%, 5/25/47	592,909	510,624
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
2.396%, 1/25/37	220,682	207,732
Vericrest Opportunity Loan Transferee LXIII, LLC 144A Ser. 17-NP10,
Class A1, 3.00%, 10/25/47	304,586	300,931
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.124%, 9/25/35 W	375,846	377,954
FRB Ser. 05-AR12, Class 1A8, 4.022%, 10/25/35 W	646,149	645,067
FRB Ser. 04-AR3, Class A2, 3.949%, 6/25/34 W	355,556	362,692
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
3.176%, 7/25/45	294,686	291,857
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.616%, 8/25/45	364,973	361,469
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 05-AR4,
Class 1A3, 3.995%, 4/25/35 W	147,415	150,027
		12,258,789
Total mortgage-backed securities (cost $41,348,926)		$41,259,422

	Principal
ASSET-BACKED SECURITIES (0.9%)*	amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.016%, 11/25/50	$1,099,000	$1,099,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
3.112%, 4/24/19	2,311,000	2,311,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 9/24/19	1,610,000	1,610,000

Dynamic Asset Allocation Conservative Fund 67

	Principal
ASSET-BACKED SECURITIES (0.9%)* cont.	amount	Value
Station Place Securitization Trust 144A
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 7/24/19	$1,819,000	$1,819,000
FRB Ser. 17-6, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 11/24/18	1,898,000	1,898,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.816%, 1/25/46	1,026,961	1,021,723
Total asset-backed securities (cost $9,759,830)		$9,758,723

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.8%)*	amount	Value
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)	$210,000	$172,725
Argentina (Republic of) sr. unsec. unsub. notes 7.50%,
4/22/26 (Argentina)	1,465,000	1,307,513
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)	185,000	146,150
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)	180,000	149,886
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)	300,000	249,810
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)	685,000	689,281
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)	157,000	145,476
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	705,000	684,415
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)	615,000	516,600
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)	150,000	139,500
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	800,000	812,000
Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)	320,000	326,800
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	200,000	203,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)	200,000	224,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	825,000	813,656
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	200,000	194,250
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	315,000	287,438
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	1,000,000	960,000
Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)	200,000	199,133

68 Dynamic Asset Allocation Conservative Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.8%)* cont.	amount	Value
Turkey (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	$235,000	$218,844
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	795,000	781,839
Total foreign government and agency bonds and notes (cost $9,772,895)		$9,222,316

	Principal
COMMODITY LINKED NOTES (0.4%)*†††	amount	Value
Goldman Sachs International 144A notes zero %, 2019 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3)	$3,410,000	$4,509,466
Total commodity Linked Notes (cost $3,410,000)		$4,509,466

	Principal
SENIOR LOANS (0.2%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.408%, 12/15/24	$143,064	$144,162
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.596%, 6/21/24	182,688	183,746
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.962%, 11/17/22	140,000	142,800
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.251%, 5/5/24	42,655	42,904
Eagleclaw Midstream Ventures, LLC bank term loan FRN
(BBA LIBOR USD 3 Month + 4.25%), 6.492%, 6/30/24	99,244	97,714
Forterra Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.076%, 10/25/23	59,080	56,466
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.826%, 4/16/21	58,301	58,374
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.992%, 3/31/24	48,311	48,583
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.604%, 5/21/24	110,000	108,625
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.509%, 10/16/23	59,691	60,026
KCA Deutag Alpha, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 6.75%), 9.021%, 3/21/23	113,354	110,236
Keane Group Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.079%, 5/25/25	44,700	44,030
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.64%, 11/6/24	253,725	254,518
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 5.37%, 10/25/20	65,884	61,066
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.348%, 11/3/23	59,849	59,037
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.81%, 9/7/23	141,984	108,056
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.873%, 2/28/26	75,000	72,000
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 5.373%, 2/28/25	79,400	78,705
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.202%, 3/28/25	168,575	163,649
Total senior loans (cost $1,920,349)		$1,894,697

Dynamic Asset Allocation Conservative Fund 69

INVESTMENT COMPANIES (—%)*	Shares	Value
SPDR S&P 500 ETF Trust	424	$123,265
Total investment companies (cost $115,248)		$123,265

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	3,415	$95,654
Nine Point Energy 6.75% cv. pfd.	11	12,940
Total convertible preferred stocks (cost $73,389)		$108,594

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.00	$6,678,400	$6,678,400	$70,564
Total purchased options outstanding (cost $75,059)				$70,564

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$65,000	$61,995
Total convertible bonds and notes (cost $60,370)		$61,995

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	2,035	$53,521
Total preferred stocks (cost $50,875)		$53,521

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Halcon Resources Corp.	9/9/20	$14.04	722	$72
Total warrants (cost $—)				$72

	Principal amount/
SHORT-TERM INVESTMENTS (10.1%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.25% [d]	Shares	659,050	$659,050
Putnam Short Term Investment Fund 2.24% L	Shares	98,088,027	98,088,027
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.97% P	Shares	140,000	140,000
U.S. Treasury Bills 1.965%, 10/11/18 # ∆ §		$1,963,002	1,961,885
U.S. Treasury Bills 1.976%, 10/4/18 # ∆ §		4,371,000	4,370,263
U.S. Treasury Bills 1.997%, 10/25/18		2,001	1,997
U.S. Treasury Bills 2.017%, 11/1/18 # §		617,001	615,903
U.S. Treasury Bills 2.028%, 10/18/18 #		981,000	980,043
U.S. Treasury Bills 2.064%, 11/15/18 # ∆ §		2,527,000	2,520,425
U.S. Treasury Bills 2.073%, 11/8/18 # ∆ §		1,075,002	1,072,652
U.S. Treasury Bills 2.122%, 11/23/18 # §		101,000	100,686
U.S. Treasury Bills 2.127%, 12/6/18 #		12,001	11,954
U.S. Treasury Bills 2.150%, 12/13/18 # Φ		557,000	554,598
Total short-term investments (cost $111,077,894)			$111,077,483

TOTAL INVESTMENTS
Total investments (cost $1,074,142,887)	$1,141,191,328

70 Dynamic Asset Allocation Conservative Fund

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2017 through September 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,099,736,026.

†††The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $10,182,017 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $232,538 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Dynamic Asset Allocation Conservative Fund 71

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $116,474 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,436,496 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $31,828,734 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $120,041,812)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/17/18	$681,985	$678,734	$3,251
	British Pound	Buy	12/19/18	3,027,127	3,013,586	13,541
	Canadian Dollar	Buy	10/17/18	3,330	3,203	127
	Euro	Buy	12/19/18	2,299,222	2,349,570	(50,348)
	Hong Kong Dollar	Buy	11/19/18	265,265	264,998	267
	Japanese Yen	Sell	11/19/18	757,043	772,950	15,907
	New Zealand Dollar	Buy	10/17/18	787,404	790,262	(2,858)
	New Zealand Dollar	Sell	10/17/18	787,404	800,518	13,114
	Norwegian Krone	Sell	12/19/18	403,128	390,644	(12,484)
	Swedish Krona	Sell	12/19/18	737,363	723,671	(13,692)

72 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $120,041,812) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Barclays Bank PLC
	Australian Dollar	Buy	10/17/18	$1,887,204	$1,911,246	$(24,042)
	Australian Dollar	Sell	10/17/18	1,887,204	1,896,222	9,018
	British Pound	Sell	12/19/18	846,073	841,855	(4,218)
	Canadian Dollar	Buy	10/17/18	1,694,254	1,670,041	24,213
	Canadian Dollar	Sell	10/17/18	1,694,254	1,666,803	(27,451)
	Euro	Sell	12/19/18	3,503,760	3,512,004	8,244
	Japanese Yen	Sell	11/19/18	438,356	447,561	9,205
	New Zealand Dollar	Buy	10/17/18	841,498	836,217	5,281
	New Zealand Dollar	Sell	10/17/18	841,498	829,992	(11,506)
Citibank, N.A.
	Australian Dollar	Buy	10/17/18	836,107	858,879	(22,772)
	Canadian Dollar	Buy	10/17/18	1,116,104	1,092,752	23,352
	Canadian Dollar	Sell	10/17/18	1,116,104	1,113,379	(2,725)
	Danish Krone	Sell	12/19/18	345,993	346,981	988
	Euro	Sell	12/19/18	826,593	836,283	9,690
	Japanese Yen	Sell	11/19/18	2,347,937	2,401,128	53,191
	New Zealand Dollar	Buy	10/17/18	719,589	722,173	(2,584)
	New Zealand Dollar	Sell	10/17/18	719,589	731,673	12,084
	Swedish Krona	Sell	12/19/18	1,456,181	1,429,383	(26,798)
Credit Suisse International
	Australian Dollar	Buy	10/17/18	3,132,905	3,170,609	(37,704)
	Canadian Dollar	Buy	10/17/18	858,202	852,024	6,178
	Canadian Dollar	Sell	10/17/18	858,202	844,221	(13,981)
	Euro	Sell	12/19/18	1,200,448	1,204,246	3,798
	Japanese Yen	Sell	11/19/18	818,031	837,649	19,618
	New Zealand Dollar	Sell	10/17/18	402,519	390,763	(11,756)
	Swiss Franc	Sell	12/19/18	1,335	15,020	13,685
Goldman Sachs International
	Australian Dollar	Buy	10/17/18	5,011,290	5,064,949	(53,659)
	Australian Dollar	Sell	10/17/18	5,011,290	5,014,585	3,295
	British Pound	Sell	12/19/18	2,143,899	2,135,018	(8,881)
	Canadian Dollar	Buy	10/17/18	281,911	282,720	(809)
	Euro	Sell	12/19/18	1,832,693	1,837,744	5,051
	Indian Rupee	Buy	11/19/18	828,285	833,458	(5,173)
	Indian Rupee	Sell	11/19/18	828,285	821,833	(6,452)
	Japanese Yen	Buy	11/19/18	352,178	359,207	(7,029)
	New Zealand Dollar	Sell	10/17/18	667,948	664,468	(3,480)
	Norwegian Krone	Buy	12/19/18	5,208,711	5,035,381	173,330
	Swedish Krona	Buy	12/19/18	2,569,777	2,536,528	33,249
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/17/18	836,107	864,806	(28,699)
	British Pound	Sell	12/19/18	827,757	832,782	5,025
	Canadian Dollar	Buy	10/17/18	288,106	290,372	(2,266)
	Euro	Sell	12/19/18	1,663,354	1,680,704	17,350

Dynamic Asset Allocation Conservative Fund 73

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $120,041,812) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
HSBC Bank USA, National Association cont.
	Indonesian Rupiah	Buy	12/19/18	$823,097	$824,344	$(1,247)
	Indonesian Rupiah	Sell	12/19/18	826,079	821,427	(4,652)
	Japanese Yen	Sell	11/19/18	792,095	808,743	16,648
	New Zealand Dollar	Buy	10/17/18	1,581,040	1,578,406	2,634
	New Zealand Dollar	Sell	10/17/18	1,581,040	1,608,454	27,414
	Swedish Krona	Buy	12/19/18	776,346	787,350	(11,004)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/17/18	175,303	186,509	(11,206)
	British Pound	Buy	12/19/18	567,537	568,174	(637)
	Canadian Dollar	Sell	10/17/18	2,765,826	2,735,032	(30,794)
	Euro	Sell	12/19/18	2,197,198	2,203,280	6,082
	Japanese Yen	Sell	11/19/18	830,644	839,047	8,403
	New Zealand Dollar	Buy	10/17/18	1,649,850	1,674,279	(24,429)
	New Zealand Dollar	Sell	10/17/18	1,649,850	1,663,788	13,938
	Norwegian Krone	Buy	12/19/18	2,411,828	2,357,850	53,978
	Singapore Dollar	Buy	11/19/18	177,353	178,226	(873)
	Swedish Krona	Sell	12/19/18	2,090,644	2,048,414	(42,230)
	Swiss Franc	Buy	12/19/18	846,167	882,280	(36,113)
NatWest Markets PLC
	Australian Dollar	Buy	10/17/18	1,206,521	1,237,708	(31,187)
	Canadian Dollar	Buy	10/17/18	1,693,867	1,667,420	26,447
	Canadian Dollar	Sell	10/17/18	1,693,867	1,659,441	(34,426)
	Euro	Sell	12/19/18	271,129	271,795	666
	Japanese Yen	Sell	11/19/18	830,644	839,051	8,407
	New Zealand Dollar	Sell	10/17/18	836,592	840,728	4,136
	Norwegian Krone	Buy	12/19/18	416,146	417,180	(1,034)
	Swedish Krona	Sell	12/19/18	1,110,945	1,090,524	(20,421)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/17/18	616,056	658,701	(42,645)
	British Pound	Sell	12/19/18	587,947	585,681	(2,266)
	Canadian Dollar	Sell	10/17/18	388,557	381,977	(6,580)
	Euro	Sell	12/19/18	2,924,456	2,932,782	8,326
	Japanese Yen	Sell	11/19/18	1,253,554	1,286,695	33,141
	New Zealand Dollar	Sell	10/17/18	836,593	848,645	12,052
	Norwegian Krone	Buy	12/19/18	2,789,413	2,731,560	57,853
	Swedish Krona	Sell	12/19/18	798,154	784,581	(13,573)
UBS AG
	Australian Dollar	Buy	10/17/18	806,107	843,094	(36,987)
	British Pound	Sell	12/19/18	834,560	842,308	7,748
	Canadian Dollar	Buy	10/17/18	1,706,801	1,691,654	15,147
	Canadian Dollar	Sell	10/17/18	1,706,801	1,682,002	(24,799)
	Euro	Sell	12/19/18	2,810,862	2,822,632	11,770
	Japanese Yen	Buy	11/19/18	103,166	105,349	(2,183)

74 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $120,041,812) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
UBS AG cont.
	New Zealand Dollar	Sell	10/17/18	$1,175,405	$1,190,583	$15,178
	Norwegian Krone	Buy	12/19/18	932,138	903,287	28,851
WestPac Banking Corp.
	Australian Dollar	Buy	10/17/18	1,125,628	1,159,816	(34,188)
	New Zealand Dollar	Sell	10/17/18	295,856	299,220	3,364
Unrealized appreciation						844,235
Unrealized (depreciation)						(794,841)
Total						$49,394

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/18
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index (Short)	335	$33,057,783	$33,089,625	Dec-18	$(529,017)
Russell 2000 Index E-Mini (Long)	305	25,872,706	25,937,200	Dec-18	(320,025)
S&P 500 Index E-Mini (Long)	9	1,311,291	1,313,550	Dec-18	(756)
S&P 500 Index E-Mini (Short)	1,049	152,838,251	153,101,550	Dec-18	(1,230,231)
S&P Mid Cap 400 Index E-Mini (Long)	1	201,955	202,520	Dec-18	(1,022)
S&P Mid Cap 400 Index E-Mini (Short)	64	12,925,120	12,961,280	Dec-18	108,695
Tokyo Price Index (Long)	77	12,315,459	12,317,154	Dec-18	916,160
U.S. Treasury Bond 30 yr (Long)	121	17,000,500	17,000,500	Dec-18	(393,648)
U.S. Treasury Bond Ultra 30 yr (Long)	261	40,267,406	40,267,406	Dec-18	(1,219,881)
U.S. Treasury Bond Ultra 30 yr (Short)	3	462,844	462,844	Dec-18	13,416
U.S. Treasury Note 2 yr (Long)	462	97,359,282	97,359,282	Dec-18	(245,580)
U.S. Treasury Note 2 yr (Short)	43	9,061,578	9,061,578	Dec-18	21,414
U.S. Treasury Note 5 yr (Long)	893	100,441,571	100,441,571	Dec-18	(705,043)
U.S. Treasury Note 5 yr (Short)	34	3,824,203	3,824,203	Dec-18	26,494
U.S. Treasury Note 10 yr (Long)	317	37,653,656	37,653,657	Dec-18	(408,868)
U.S. Treasury Note Ultra 10 yr (Short)	27	3,402,000	3,402,000	Dec-18	47,055
Unrealized appreciation					1,133,234
Unrealized (depreciation)					(5,054,071)
Total					$(3,920,837)

WRITTEN OPTIONS OUTSTANDING at 9/30/18 (premiums $33,679)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.20	$6,678,400	$6,678,400	$31,669
Total				$31,669

Dynamic Asset Allocation Conservative Fund 75

TBA SALE COMMITMENTS OUTSTANDING at 9/30/18 (proceeds receivable $12,961,758)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.00%, 10/1/48	$7,000,000	10/11/18	$7,067,812
Federal National Mortgage Association, 3.00%, 10/1/48	3,000,000	10/11/18	2,870,391
Government National Mortgage Association, 3.50%, 10/1/48	3,000,000	10/18/18	2,982,188
Total			$12,920,391

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/18
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$57,672,100	$30,682 E	$(21,932)	12/19/20	3.05% —	3 month USD-	$8,749
				Semiannually	LIBOR-BBA —
					Quarterly
77,458,700	41,208 E	27,164	12/19/20	3 month USD-	3.05% —	(14,044)
				LIBOR-BBA —	Semiannually
				Quarterly
9,241,100	1,867 E	18,700	12/19/23	3 month USD-	3.10% —	20,566
				LIBOR-BBA —	Semiannually
				Quarterly
27,654,000	5,586 E	(56,012)	12/19/23	3.10% —	3 month USD-	(61,597)
				Semiannually	LIBOR-BBA —
					Quarterly
21,935,600	29,087 E	16,418	12/19/28	3 month USD-	3.15% —	45,505
				LIBOR-BBA —	Semiannually
				Quarterly
23,987,300	31,807 E	(18,497)	12/19/28	3.15% —	3 month USD-	(50,304)
				Semiannually	LIBOR-BBA —
					Quarterly
8,076,900	110,686 E	(43,972)	12/19/48	3 month USD-	3.20% —	66,714
				LIBOR-BBA —	Semiannually
				Quarterly
1,781,100	24,408 E	9,659	12/19/48	3.20% —	3 month USD-	(14,749)
				Semiannually	LIBOR-BBA —
					Quarterly
3,398,000	8,447	(45)	9/28/28	3.143% —	3 month USD-	(8,707)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(68,517)				$(7,867)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$6,383	$6,370	$—	1/12/42	4.00% (1 month	Synthetic TRS	$39
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

76 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$66,503	$66,317	$—	1/12/41	4.00% (1 month	Synthetic TRS	$367
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
19,599	19,544	—	1/12/41	4.00% (1 month	Synthetic TRS	108
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
449	449	—	1/12/38	6.50% (1 month	Synthetic TRS	6
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
100,381	100,080	—	1/12/40	4.50% (1 month	Synthetic MBX	(186)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
16,804	16,818	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(44)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
17,608	17,641	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(200)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,636	9,571	—	1/12/43	3.50% (1 month	Synthetic TRS	9
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
21,344	21,275	—	1/12/40	5.00% (1 month	Synthetic MBX	(40)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
611,805	609,744	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,238)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
193,218	193,298	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(445)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
197,060	196,396	—	1/12/41	5.00% (1 month	Synthetic MBX	(399)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
40,201,468	40,445,421	—	11/27/18	3 month USD-	Russell 1000 Total	(145,879)
				LIBOR-BBA plus	Return Index —
				0.35% — Quarterly	Quarterly

Dynamic Asset Allocation Conservative Fund 77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$47,779,301	$48,062,954	$—	11/27/18	(3 month USD-	A basket	$271,554
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.37%) —	common stocks —
				Quarterly	Quarterly *
Credit Suisse International
25,844	25,807	—	1/12/45	3.50% (1 month	Synthetic TRS	155
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
8,115	8,140	—	1/12/39	6.00% (1 month	Synthetic TRS	118
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,404	1,406	—	1/12/38	6.50% (1 month	Synthetic TRS	18
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,872	15,840	—	1/12/42	4.00% (1 month	Synthetic TRS	96
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,872	15,840	—	1/12/42	4.00% (1 month	Synthetic TRS	96
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
66,454	66,210	—	1/12/40	4.00% (1 month	Synthetic TRS	341
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,411	9,415	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(22)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
11,328	11,332	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(26)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
208,584	208,670	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(481)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Securities LLC
86,102	85,862	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(475)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

78 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC cont.
$38,128	$38,050	$—	1/12/42	(4.00%) 1 month	Synthetic TRS	$(231)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		272,907
Upfront premium (paid)		—		Unrealized (depreciation)		(149,666)
Total		$—		Total		$123,241

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	11,752	$1,326,149	2.76%
Alphabet, Inc. Class A	Communication Services	995	1,200,982	2.50%
Apple, Inc.	Information Technology	5,173	1,167,744	2.43%
Intuit, Inc.	Information Technology	4,595	1,044,828	2.17%
Humana, Inc.	Health Care	2,759	933,907	1.94%
TJX Cos., Inc. (The)	Consumer Discretionary	8,027	899,198	1.87%
American Express Co.	Financials	8,438	898,511	1.87%
McDonald’s Corp.	Consumer Discretionary	5,371	898,452	1.87%
Danaher Corp.	Health Care	8,035	873,076	1.82%
Pfizer, Inc.	Health Care	19,127	842,927	1.75%
Raytheon Co.	Industrials	4,071	841,297	1.75%
Texas Instruments, Inc.	Information Technology	7,747	831,131	1.73%
Occidental Petroleum Corp.	Energy	10,048	825,651	1.72%
Lowe’s Cos., Inc.	Consumer Discretionary	7,150	820,968	1.71%
Northrop Grumman Corp.	Industrials	2,496	792,103	1.65%
Exxon Mobil Corp.	Energy	9,130	776,221	1.62%
Cognizant Technology Solutions	Information Technology	9,875	761,880	1.59%
Corp. Class A
Constellation Brands, Inc. Class A	Consumer Staples	3,492	752,924	1.57%
Honeywell International, Inc.	Industrials	4,413	734,308	1.53%
PNC Financial Services Group, Inc.	Financials	5,355	729,276	1.52%
(The)
American Electric Power Co., Inc.	Utilities	9,744	690,668	1.44%
eBay, Inc.	Consumer Discretionary	19,958	659,013	1.37%
Norfolk Southern Corp.	Industrials	3,577	645,650	1.34%
Johnson & Johnson	Health Care	4,537	626,932	1.30%
Microsoft Corp.	Information Technology	5,454	623,774	1.30%
Baxter International, Inc.	Health Care	7,984	615,501	1.28%
Kimberly-Clark Corp.	Consumer Staples	5,405	614,188	1.28%
F5 Networks, Inc.	Information Technology	2,911	580,505	1.21%
NetApp, Inc.	Information Technology	6,530	560,892	1.17%
Walt Disney Co. (The)	Communication Services	4,777	558,670	1.16%

Dynamic Asset Allocation Conservative Fund 79

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Marathon Petroleum Corp.	Energy	6,870	$549,388	1.14%
Allstate Corp. (The)	Financials	5,443	537,199	1.12%
HP, Inc.	Information Technology	20,655	532,288	1.11%
Duke Energy Corp.	Utilities	6,586	526,977	1.10%
Fidelity National Information	Information Technology	4,677	510,081	1.06%
Services, Inc.
Verizon Communications, Inc.	Communication Services	9,086	485,104	1.01%
Sysco Corp.	Consumer Staples	6,604	483,764	1.01%
Ross Stores, Inc.	Consumer Discretionary	4,670	462,796	0.96%
General Dynamics Corp.	Industrials	2,206	451,543	0.94%
Facebook, Inc. Class A	Communication Services	2,636	433,495	0.90%
Harris Corp.	Industrials	2,511	424,901	0.88%
Merck & Co., Inc.	Health Care	5,785	410,408	0.85%
Kinder Morgan, Inc.	Energy	22,342	396,132	0.82%
Valero Energy Corp.	Energy	3,432	390,364	0.81%
Red Hat, Inc.	Information Technology	2,859	389,598	0.81%
Waste Management, Inc.	Industrials	4,306	389,132	0.81%
Fiserv, Inc.	Information Technology	4,705	387,614	0.81%
UnitedHealth Group, Inc.	Health Care	1,437	382,221	0.80%
Worldpay, Inc. Class A	Information Technology	3,716	376,273	0.78%
Zoetis, Inc.	Health Care	4,020	368,095	0.77%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$957	$14,000	$1,651	5/11/63	300 bp —	$(687)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,868	31,000	3,655	5/11/63	300 bp —	(1,771)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,828	62,000	7,310	5/11/63	300 bp —	(3,451)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	4	3,000	37	5/11/63	200 bp —	(32)
Index						Monthly
CMBX NA A.6	A/P	—	3,000	37	5/11/63	200 bp —	(37)
Index						Monthly
CMBX NA A.6	A/P	429	44,000	541	5/11/63	200 bp —	(97)
Index						Monthly
CMBX NA A.6	A/P	725	56,000	689	5/11/63	200 bp —	55
Index						Monthly
CMBX NA A.6	A/P	2,129	154,000	1,894	5/11/63	200 bp —	287
Index						Monthly
CMBX NA BB.6	BB/P	54,887	223,000	46,562	5/11/63	500 bp —	8,511
Index						Monthly
CMBX NA BB.7	BB/P	12,725	99,000	12,514	1/17/47	500 bp —	294
Index						Monthly

80 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA A.6	A/P	$4,736	$95,000	$1,169	5/11/63	200 bp —	$3,599
Index						Monthly
CMBX NA A.6	A/P	92,208	1,817,000	22,349	5/11/63	200 bp —	70,467
Index						Monthly
CMBX NA BBB–.6	BBB–/P	253	2,000	236	5/11/63	300 bp —	18
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,094	102,000	12,026	5/11/63	300 bp —	(881)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	43,632	552,000	31,133	1/17/47	300 bp —	12,776
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	192	3,000	37	5/11/63	200 bp —	157
Index						Monthly
CMBX NA A.6	A/P	1,584	52,000	640	5/11/63	200 bp —	962
Index						Monthly
CMBX NA A.6	A/P	444	59,000	726	5/11/63	200 bp —	(262)
Index						Monthly
CMBX NA A.6	A/P	7,315	142,000	1,747	5/11/63	200 bp —	5,615
Index						Monthly
CMBX NA A.6	A/P	9,523	145,000	1,784	5/11/63	200 bp —	7,788
Index						Monthly
CMBX NA A.6	A/P	10,374	210,000	2,583	5/11/63	200 bp —	7,861
Index						Monthly
CMBX NA A.6	A/P	8,351	270,000	3,321	5/11/63	200 bp —	5,120
Index						Monthly
CMBX NA A.6	A/P	12,141	387,000	4,760	5/11/63	200 bp —	7,510
Index						Monthly
CMBX NA A.6	A/P	20,305	399,000	4,908	5/11/63	200 bp —	15,530
Index						Monthly
CMBX NA A.6	A/P	28,986	481,000	5,916	5/11/63	200 bp —	23,230
Index						Monthly
CMBX NA A.7	A-/P	4,437	88,000	114	1/17/47	200 bp —	4,580
Index						Monthly
CMBX NA BBB–.6	BBB–/P	317	4,000	472	5/11/63	300 bp —	(153)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	545	8,000	943	5/11/63	300 bp —	(394)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,655	43,000	5,070	5/11/63	300 bp —	(393)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,226	46,000	5,423	5/11/63	300 bp —	(3,175)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,077	59,000	6,956	5/11/63	300 bp —	(3,849)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,992	71,000	8,371	5/11/63	300 bp —	(2,344)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,260	84,000	9,904	5/11/63	300 bp —	(601)
Index						Monthly

Dynamic Asset Allocation Conservative Fund 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$8,861	$105,000	$12,380	5/11/63	300 bp —	$(3,466)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,758	113,000	13,323	5/11/63	300 bp —	(3,509)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	23,742	195,000	22,991	5/11/63	300 bp —	849
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,992	597,000	70,386	5/11/63	300 bp —	(14,095)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	57,205	761,000	89,722	5/11/63	300 bp —	(32,136)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	5,300	62,000	3,497	1/17/47	300 bp —	1,834
Index						Monthly
CMBX NA BBB–.7	BBB–/P	5,793	68,000	3,835	1/17/47	300 bp —	1,991
Index						Monthly
CMBX NA BBB–.7	BBB–/P	22,289	283,000	15,961	1/17/47	300 bp —	6,469
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	12,922	61,000	12,737	5/11/63	500 bp —	236
Index						Monthly
CMBX NA A.6	A/P	241	4,000	49	5/11/63	200 bp —	193
Index						Monthly
CMBX NA A.6	A/P	1,020	31,000	381	5/11/63	200 bp —	649
Index						Monthly
CMBX NA A.6	A/P	3,176	62,000	763	5/11/63	200 bp —	2,434
Index						Monthly
CMBX NA A.6	A/P	530	64,000	787	5/11/63	200 bp —	(236)
Index						Monthly
CMBX NA A.6	A/P	3,764	85,000	1,046	5/11/63	200 bp —	2,747
Index						Monthly
CMBX NA A.6	A/P	7,140	141,000	1,734	5/11/63	200 bp —	5,453
Index						Monthly
CMBX NA A.6	A/P	11,264	182,000	2,239	5/11/63	200 bp —	9,086
Index						Monthly
CMBX NA A.6	A/P	3,515	204,000	2,509	5/11/63	200 bp —	1,073
Index						Monthly
CMBX NA A.6	A/P	9,475	208,000	2,558	5/11/63	200 bp —	6,986
Index						Monthly
CMBX NA A.6	A/P	16,418	279,000	3,432	5/11/63	200 bp —	13,079
Index						Monthly
CMBX NA A.6	A/P	12,675	387,000	4,760	5/11/63	200 bp —	8,044
Index						Monthly
CMBX NA A.6	A/P	12,158	402,000	4,945	5/11/63	200 bp —	7,347
Index						Monthly
CMBX NA A.6	A/P	11,875	414,000	5,092	5/11/63	200 bp —	6,921
Index						Monthly
CMBX NA A.6	A/P	14,522	440,000	5,412	5/11/63	200 bp —	9,257
Index						Monthly

82 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA A.6	A/P	$13,594	$483,000	$5,941	5/11/63	200 bp —	$7,814
Index						Monthly
CMBX NA A.6	A/P	24,160	531,000	6,531	5/11/63	200 bp —	17,805
Index						Monthly
CMBX NA A.6	A/P	35,837	741,000	9,114	5/11/63	200 bp —	26,970
Index						Monthly
CMBX NA A.7	A-/P	11,139	254,000	330	1/17/47	200 bp —	11,553
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,574	23,000	2,712	5/11/63	300 bp —	874
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,748	42,000	4,952	5/11/63	300 bp —	(183)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,823	43,000	5,070	5/11/63	300 bp —	(225)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,203	44,000	5,188	5/11/63	300 bp —	1,037
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,250	50,000	5,895	5/11/63	300 bp —	380
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,809	60,000	7,074	5/11/63	300 bp —	(235)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,843	62,000	7,310	5/11/63	300 bp —	(436)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,044	64,000	7,546	5/11/63	300 bp —	(470)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,154	86,000	10,139	5/11/63	300 bp —	(1,943)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	30,788	175,000	20,633	5/11/63	300 bp —	10,243
Index						Monthly
CMBX NA BBB–.6	BBB–/P	75,088	627,000	73,923	5/11/63	300 bp —	1,478
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	847	65,000	800	5/11/63	200 bp —	69
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,826	52,000	6,131	5/11/63	300 bp —	(279)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	12,034	87,000	10,257	5/11/63	300 bp —	1,821
Index						Monthly
CMBX NA A.6	A/P	122	13,000	160	5/11/63	200 bp —	(34)
Index						Monthly
CMBX NA A.6	A/P	982	19,000	234	5/11/63	200 bp —	754
Index						Monthly
CMBX NA A.6	A/P	447	40,000	492	5/11/63	200 bp —	(32)
Index						Monthly
CMBX NA A.6	A/P	608	44,000	541	5/11/63	200 bp —	82
Index						Monthly

Dynamic Asset Allocation Conservative Fund 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.6	BB/P	$17,681	$72,000	$15,034	5/11/63	500 bp —	$2,708
Index						Monthly
CMBX NA BB.6	BB/P	35,237	143,000	29,858	5/11/63	500 bp —	5,498
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,874	131,000	15,445	5/11/63	300 bp —	495
Index						Monthly
Upfront premium received		1,003,546		Unrealized appreciation			348,589
Upfront premium (paid)		—		Unrealized (depreciation)			(75,406)
Total		$1,003,546		Total			$273,183

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2018. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,357)	$183,000	$238	1/17/47	(200 bp) —	$(1,656)
					Monthly
CMBX NA BB.7 Index	(14,531)	72,000	9,101	1/17/47	(500 bp) —	(5,490)
					Monthly
CMBX NA BB.7 Index	(5,552)	34,000	4,298	1/17/47	(500 bp) —	(1,283)
					Monthly
CMBX NA BB.7 Index	(5,340)	34,000	4,298	1/17/47	(500 bp) —	(1,071)
					Monthly
CMBX NA BB.9 Index	(15,558)	101,000	13,978	9/17/58	(500 bp) —	(1,664)
					Monthly
CMBX NA BB.9 Index	(15,629)	101,000	13,978	9/17/58	(500 bp) —	(1,734)
					Monthly
CMBX NA BB.9 Index	(15,243)	99,000	13,702	9/17/58	(500 bp) —	(1,624)
					Monthly
CMBX NA BB.9 Index	(7,828)	50,000	6,920	9/17/58	(500 bp) —	(949)
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(91,784)	558,000	70,531	1/17/47	(500 bp) —	(21,717)
					Monthly
CMBX NA BB.7 Index	(38,184)	207,000	26,165	1/17/47	(500 bp) —	(12,192)
					Monthly
CMBX NA BB.7 Index	(2,136)	121,000	25,265	5/11/63	(500 bp) —	23,028
					Monthly

84 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BB.9 Index	$(24,742)	$155,000	$21,452	9/17/58	(500 bp) —	$(3,419)
					Monthly
CMBX NA BB.9 Index	(6,468)	42,000	5,813	9/17/58	(500 bp) —	(690)
					Monthly
CMBX NA BB.9 Index	(3,910)	25,000	3,460	9/17/58	(500 bp) —	(471)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(8,695)	85,000	17,748	5/11/63	(500 bp) —	8,982
					Monthly
CMBX NA BB.7 Index	(3,481)	23,000	2,907	1/17/47	(500 bp) —	(593)
					Monthly
CMBX NA BB.6 Index	(18,117)	124,000	25,891	5/11/63	(500 bp) —	7,671
					Monthly
CMBX NA BB.7 Index	(64,416)	381,000	48,158	1/17/47	(500 bp) —	(16,575)
					Monthly
CMBX NA BB.7 Index	(50,559)	249,000	31,474	1/17/47	(500 bp) —	(19,293)
					Monthly
CMBX NA BB.7 Index	(11,305)	69,000	8,722	1/17/47	(500 bp) —	(2,641)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(9,752)	61,000	7,710	1/17/47	(500 bp) —	(2,092)
					Monthly
CMBX NA BB.6 Index	(8,773)	61,000	12,737	5/11/63	(500 bp) —	3,913
					Monthly
CMBX NA BB.6 Index	(5,185)	39,000	8,143	5/11/63	(500 bp) —	2,926
					Monthly
CMBX NA BB.7 Index	(24,823)	145,000	18,328	1/17/47	(500 bp) —	(6,616)
					Monthly
CMBX NA BB.7 Index	(20,788)	128,000	16,179	1/17/47	(500 bp) —	(4,716)
					Monthly
CMBX NA BB.7 Index	(11,869)	61,000	7,710	1/17/47	(500 bp) —	(4,209)
					Monthly
CMBX NA BB.7 Index	(6,299)	35,000	4,424	1/17/47	(500 bp) —	(1,905)
					Monthly
CMBX NA BB.7 Index	(5,340)	34,000	4,298	1/17/47	(500 bp) —	(1,071)
					Monthly
CMBX NA BB.7 Index	(2,348)	15,000	1,896	1/17/47	(500 bp) —	(465)
					Monthly
CMBX NA BBB–.7 Index	(11,671)	174,000	9,814	1/17/47	(300 bp) —	(1,944)
					Monthly
CMBX NA BBB–.7 Index	(3,385)	46,000	2,594	1/17/47	(300 bp) —	(813)
					Monthly
CMBX NA BBB–.7 Index	(3,385)	46,000	2,594	1/17/47	(300 bp) —	(813)
					Monthly
CMBX NA BBB–.7 Index	(4,910)	44,000	2,482	1/17/47	(300 bp) —	(2,450)
					Monthly

Dynamic Asset Allocation Conservative Fund 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.7 Index	$(2,259)	$25,000	$1,410	1/17/47	(300 bp) —	$(862)
					Monthly
CMBX NA BBB–.7 Index	(2,409)	23,000	1,297	1/17/47	(300 bp) —	(1,124)
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(37,992)	219,000	27,682	1/17/47	(500 bp) —	(10,493)
					Monthly
CMBX NA BB.9 Index	(15,641)	100,000	13,840	9/17/58	(500 bp) —	(1,884)
					Monthly
CMBX NA BBB–.7 Index	(2,376)	29,000	1,636	1/17/47	(300 bp) —	(755)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(7,030)	69,000	3,892	1/17/47	(300 bp) —	(3,173)
					Monthly
CMBX NA BB.7 Index	(28,758)	143,000	18,075	1/17/47	(500 bp) —	(10,802)
					Monthly
CMBX NA BB.7 Index	(23,139)	120,000	15,168	1/17/47	(500 bp) —	(8,071)
					Monthly
CMBX NA BB.7 Index	(14,531)	72,000	9,101	1/17/47	(500 bp) —	(5,490)
					Monthly
Upfront premium received	—		Unrealized appreciation			46,520
Upfront premium (paid)	(657,498)		Unrealized (depreciation)			(162,810)
Total	$(657,498)		Total			$(116,290)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 31	B+/P	$(1,182,534)	$16,457,000	$1,203,583	12/20/23	500 bp —	$27,906
Index						Quarterly
NA IG Series 31	BBB+/P	(1,253,585)	71,280,000	1,377,557	12/20/23	100 bp —	133,871
Index						Quarterly
Total		$(2,436,119)					$161,777

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2018. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

86 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 31	$1,655,082	$23,050,000	$1,685,762	12/20/23	(500 bp) —	$(40,283)
Index					Quarterly
Total	$1,655,082					$(40,283)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Conservative Fund 87

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$18,554,917	$—	$—
Capital goods	37,792,996	—	—
Communication services	12,316,846	—	—
Conglomerates	2,890,290	—	—
Consumer cyclicals	71,386,833	—	—
Consumer staples	38,221,768	—	—
Energy	26,194,860	—	11,200
Financials	88,971,507	—	—
Government	10,300	—	—
Health care	64,942,158	—	—
Technology	105,883,744	—	—
Transportation	9,320,870	—	—
Utilities and power	17,115,578	1,585	—
Total common stocks	493,602,667	1,585	11,200

Asset-backed securities	—	9,758,723	—
Commodity linked notes	—	4,509,466	—
Convertible bonds and notes	—	61,995	—
Convertible preferred stocks	—	108,594	—
Corporate bonds and notes	—	263,822,754	7
Foreign government and agency bonds and notes	—	9,222,316	—
Investment companies	123,265	—	—
Mortgage-backed securities	—	41,259,422	—
Preferred stocks	53,521	—	—
Purchased options outstanding	—	70,564	—
Senior loans	—	1,894,697	—
U.S. government and agency mortgage obligations	—	205,612,997	—
Warrants	72	—	—
Short-term investments	98,228,027	12,849,456	—
Totals by level	$592,007,552	$549,172,569	$11,207

88 Dynamic Asset Allocation Conservative Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$49,394	$—
Futures contracts	(3,920,837)	—	—
Written options outstanding	—	(31,669)	—
TBA sale commitments	—	(12,920,391)	—
Interest rate swap contracts	—	60,650	—
Total return swap contracts	—	123,241	—
Credit default contracts	—	713,376	—
Totals by level	$(3,920,837)	$(12,005,399)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 89

Statement of assets and liabilities 9/30/18

ASSETS
Investment in securities, at value, including $646,114 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $975,395,810)	$1,042,444,251
Affiliated issuers (identified cost $98,747,077) (Notes 1 and 5)	98,747,077
Cash	19,266
Foreign currency (cost $90,954) (Note 1)	89,917
Dividends, interest and other receivables	5,279,668
Receivable for shares of the fund sold	11,588,955
Receivable for investments sold	1,027,313
Receivable for sales of delayed delivery securities (Note 1)	10,942,076
Receivable for variation margin on futures contracts (Note 1)	464,923
Receivable for variation margin on centrally cleared swap contracts (Note 1)	7,319
Unrealized appreciation on forward currency contracts (Note 1)	844,235
Unrealized appreciation on OTC swap contracts (Note 1)	668,016
Premium paid on OTC swap contracts (Note 1)	657,498
Prepaid assets	43,219
Total assets	1,172,823,733

LIABILITIES
Payable for investments purchased	722,178
Payable for purchases of delayed delivery securities (Note 1)	28,794,697
Payable for shares of the fund repurchased	25,892,761
Payable for compensation of Manager (Note 2)	475,137
Payable for custodian fees (Note 2)	57,946
Payable for investor servicing fees (Note 2)	234,047
Payable for Trustee compensation and expenses (Note 2)	223,951
Payable for administrative services (Note 2)	4,398
Payable for distribution fees (Note 2)	436,359
Payable for variation margin on futures contracts (Note 1)	31,538
Payable for variation margin on centrally cleared swap contracts (Note 1)	17,472
Unrealized depreciation on OTC swap contracts (Note 1)	387,882
Premium received on OTC swap contracts (Note 1)	1,003,546
Unrealized depreciation on forward currency contracts (Note 1)	794,841
Written options outstanding, at value (premiums $33,679) (Note 1)	31,669
TBA sale commitments, at value (proceeds receivable $12,961,758) (Note 1)	12,920,391
Collateral on securities loaned, at value (Note 1)	659,050
Collateral on certain derivative contracts, at value (Notes 1 and 9)	140,000
Other accrued expenses	259,844
Total liabilities	73,087,707

Net assets	$1,099,736,026

(Continued on next page)

90 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$994,965,832
Total distributable earnings (Note 1)	104,770,194
Total — Representing net assets applicable to capital shares outstanding	$1,099,736,026

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($485,386,676 divided by 44,713,096 shares)	$10.86
Offering price per class A share (100/94.25 of $10.86)*	$11.52
Net asset value and offering price per class B share ($15,589,256 divided by 1,447,981 shares)**	$10.77
Net asset value and offering price per class C share ($117,638,656 divided by 10,980,679 shares)**	$10.71
Net asset value and redemption price per class M share ($7,940,332 divided by 740,034 shares)	$10.73
Offering price per class M share (100/96.50 of $10.73)*	$11.12
Net asset value, offering price and redemption price per class P share
($120,496,269 divided by 11,061,431 shares)	$10.89
Net asset value, offering price and redemption price per class R share
($10,407,114 divided by 932,046 shares)	$11.17
Net asset value, offering price and redemption price per class R5 share
($5,650,989 divided by 518,621 shares)	$10.90
Net asset value, offering price and redemption price per class R6 share
($106,430,308 divided by 9,762,700 shares)	$10.90
Net asset value, offering price and redemption price per class Y share
($230,196,426 divided by 21,123,706 shares)	$10.90

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 91

Statement of operations Year ended 9/30/18

INVESTMENT INCOME
Interest (net of foreign tax of $2,145) (including interest income of $2,154,661 from investments
in affiliated issuers) (Note 5)	$21,976,234
Dividends (net of foreign tax of $322,553)	10,909,000
Securities lending (net of expenses) (Notes 1 and 5)	23,837
Total investment income	32,909,071

EXPENSES
Compensation of Manager (Note 2)	5,842,858
Investor servicing fees (Note 2)	1,447,185
Custodian fees (Note 2)	107,912
Trustee compensation and expenses (Note 2)	50,797
Distribution fees (Note 2)	2,803,763
Administrative services (Note 2)	32,922
Other	566,079
Total expenses	10,851,516
Expense reduction (Note 2)	(9,409)
Net expenses	10,842,107

Net investment income	22,066,964

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	49,519,990
Foreign currency transactions (Note 1)	(14,568)
Forward currency contracts (Note 1)	(2,680,688)
Futures contracts (Note 1)	(18,052,732)
Swap contracts (Note 1)	1,003,186
Written options (Note 1)	358,686
Net increase from payments by affiliates (Note 2)	3,101
Total net realized gain	30,136,975
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(16,042,480)
Assets and liabilities in foreign currencies	(5,911)
Forward currency contracts	(159,562)
Futures contracts	(2,708,825)
Swap contracts	1,061,491
Written options	(23,209)
Total change in net unrealized depreciation	(17,878,496)

Net gain on investments	12,258,479

Net increase in net assets resulting from operations	$34,325,443

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Conservative Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/18	Year ended 9/30/17
Operations
Net investment income	$22,066,964	$18,550,947
Net realized gain on investments
and foreign currency transactions	30,136,975	15,137,351
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(17,878,496)	37,271,064
Net increase in net assets resulting from operations	34,325,443	70,959,362
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(8,785,799)	(7,776,401)
Class B	(183,747)	(170,422)
Class C	(1,367,213)	(1,130,620)
Class M	(106,944)	(130,718)
Class P	(2,309,946)	(1,658,733)
Class R	(162,475)	(156,156)
Class R5	(123,481)	(8,702)
Class R6	(2,546,846)	(1,880,808)
Class Y	(4,659,815)	(3,773,039)
Net realized short-term gain on investments
Class A	(676,001)	—
Class B	(26,062)	—
Class C	(192,699)	—
Class M	(11,116)	—
Class P	(144,272)	—
Class R	(15,918)	—
Class R5	(8,492)	—
Class R6	(158,258)	—
Class Y	(323,178)	—
From net realized long-term gain on investments
Class A	(2,704,005)	(2,688,295)
Class B	(104,249)	(114,269)
Class C	(770,796)	(704,891)
Class M	(44,464)	(94,080)
Class P	(577,088)	(412,004)
Class R	(63,671)	(61,311)
Class R5	(33,966)	(3,296)
Class R6	(633,034)	(502,358)
Class Y	(1,292,710)	(951,385)
Increase (decrease) from capital share transactions (Note 4)	(31,540,551)	57,054,205
Total increase (decrease) in net assets	(25,241,353)	105,796,079

NET ASSETS
Beginning of year	1,124,977,379	1,019,181,300
End of year (Note 1)	$1,099,736,026	$1,124,977,379

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 93

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2018	$10.79	.21	.13	.34	(.19)	(.08)	(.27)	$10.86	3.17	$485,387.99		1.95	166
September 30, 2017	10.32	.18	.52	.70	(.17)	(.06)	(.23)	10.79	6.82	490,389	1.01	1.74	327
September 30, 2016	10.46	.15	.48	.63	(.19)	(.58)	(.77)	10.32	6.37	519,767	1.04[f]	1.44[f]	614
September 30, 2015	11.14	.15	.03	.18	(.19)	(.67)	(.86)	10.46	1.58	463,857	1.02	1.41	559
September 30, 2014	10.35	.20	.77	.97	(.18)	—	(.18)	11.14	9.45	431,523	1.03	1.83	583
Class B
September 30, 2018	$10.71	.13	.12	.25	(.11)	(.08)	(.19)	$10.77	2.33	$15,589	1.74	1.18	166
September 30, 2017	10.23	.10	.53	.63	(.09)	(.06)	(.15)	10.71	6.17	19,195	1.76	.98	327
September 30, 2016	10.39	.07	.47	.54	(.12)	(.58)	(.70)	10.23	5.43	21,084	1.79[f]	.68[f]	614
September 30, 2015	11.06	.07	.04	.11	(.11)	(.67)	(.78)	10.39	.94	20,513	1.77	.65	559
September 30, 2014	10.28	.12	.76	.88	(.10)	—	(.10)	11.06	8.58	23,367	1.78	1.08	583
Class C
September 30, 2018	$10.66	.13	.11	.24	(.11)	(.08)	(.19)	$10.71	2.25	$117,639	1.74	1.19	166
September 30, 2017	10.19	.10	.52	.62	(.09)	(.06)	(.15)	10.66	6.12	133,084	1.76	1.00	327
September 30, 2016	10.35	.07	.47	.54	(.12)	(.58)	(.70)	10.19	5.47	129,657	1.79[f]	.68[f]	614
September 30, 2015	11.02	.07	.04	.11	(.11)	(.67)	(.78)	10.35	.97	79,407	1.77	.66	559
September 30, 2014	10.25	.12	.75	.87	(.10)	—	(.10)	11.02	8.55	60,957	1.78	1.08	583
Class M
September 30, 2018	$10.67	.15	.13	.28	(.14)	(.08)	(.22)	$10.73	2.59	$7,940	1.49	1.44	166
September 30, 2017	10.20	.12	.52	.64	(.11)	(.06)	(.17)	10.67	6.34	9,561	1.51	1.14	327
September 30, 2016	10.35	.09	.48	.57	(.14)	(.58)	(.72)	10.20	5.83	16,801	1.54[f]	.93[f]	614
September 30, 2015	11.03	.10	.03	.13	(.14)	(.67)	(.81)	10.35	1.10	10,541	1.52	.91	559
September 30, 2014	10.26	.14	.76	.90	(.13)	—	(.13)	11.03	8.82	10,057	1.53	1.33	583
Class P
September 30, 2018	$10.83	.25	.13	.38	(.24)	(.08)	(.32)	$10.89	3.47	$120,496.60		2.35	166
September 30, 2017	10.35	.23	.52	.75	(.21)	(.06)	(.27)	10.83	7.31	102,483.61		2.19	327
September 30, 2016†	10.35	.01	.01	.02	(.02)	—	(.02)	10.35	.18*	71,630	.05*	.14*	614
Class R
September 30, 2018	$11.09	.19	.14	.33	(.17)	(.08)	(.25)	$11.17	2.91	$10,407	1.24	1.69	166
September 30, 2017	10.60	.16	.53	.69	(.14)	(.06)	(.20)	11.09	6.57	12,207	1.26	1.52	327
September 30, 2016	10.73	.12	.50	.62	(.17)	(.58)	(.75)	10.60	6.05	11,033	1.29[f]	1.16[f]	614
September 30, 2015	11.40	.13	.03	.16	(.16)	(.67)	(.83)	10.73	1.38	5,256	1.27	1.16	559
September 30, 2014	10.60	.18	.78	.96	(.16)	—	(.16)	11.40	9.07	5,786	1.28	1.58	583

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 95

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
September 30, 2018	$10.83	.24	.14	.38	(.23)	(.08)	(.31)	$10.90	3.45	$5,651.71		2.24	166
September 30, 2017	10.35	.19	.54	.73	(.19)	(.06)	(.25)	10.83	7.17	105.72		1.84	327
September 30, 2016	10.49	.18	.48	.66	(.22)	(.58)	(.80)	10.35	6.68	828	.73[f]	1.74[f]	614
September 30, 2015	11.16	.19	.04	.23	(.23)	(.67)	(.90)	10.49	1.98	237.73		1.71	559
September 30, 2014	10.38	.24[e]	.76	1.00	(.22)	—	(.22)	11.16	9.68	316.74		2.20[e]	583
Class R6
September 30, 2018	$10.84	.25	.12	.37	(.23)	(.08)	(.31)	$10.90	3.40	$106,430.64		2.31	166
September 30, 2017	10.35	.23	.52	.75	(.20)	(.06)	(.26)	10.84	7.36	113,578.65		2.16	327
September 30, 2016	10.50	.18	.48	.66	(.23)	(.58)	(.81)	10.35	6.64	71,314	.66[f]	1.78[f]	614
September 30, 2015	11.17	.20	.03	.23	(.23)	(.67)	(.90)	10.50	2.04	16,011.66		1.80	559
September 30, 2014	10.38	.24	.77	1.01	(.22)	—	(.22)	11.17	9.80	3,256.67		2.21	583
Class Y
September 30, 2018	$10.83	.24	.13	.37	(.22)	(.08)	(.30)	$10.90	3.39	$230,196.74		2.20	166
September 30, 2017	10.35	.21	.52	.73	(.19)	(.06)	(.25)	10.83	7.14	244,376.76		2.04	327
September 30, 2016	10.50	.17	.48	.65	(.22)	(.58)	(.80)	10.35	6.51	177,068	.79[f]	1.68[f]	614
September 30, 2015	11.17	.18	.04	.22	(.22)	(.67)	(.89)	10.50	1.92	133,945.77		1.66	559
September 30, 2014	10.38	.23	.77	1.00	(.21)	—	(.21)	11.17	9.69	77,419.78		2.07	583

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e The net investment income ratio and per share amount shown for the period ending September 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 97

Notes to financial statements 9/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2017 through September 30, 2018.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

98 Dynamic Asset Allocation Conservative Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Dynamic Asset Allocation Conservative Fund 99

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

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Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate

Dynamic Asset Allocation Conservative Fund 101

swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty

102 Dynamic Asset Allocation Conservative Fund

risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs

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resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $344,074 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $232,538 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $659,050 and the value of securities loaned amounted to $646,114.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, income on swap contracts

104 Dynamic Asset Allocation Conservative Fund

and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $728,218 to decrease undistributed net investment income, $220 to increase paid-in capital and $727,998 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$97,929,847
Unrealized depreciation	(34,155,821)
Net unrealized appreciation	63,774,026
Undistributed ordinary income	13,968,498
Undistributed long-term gain	27,087,474
Cost for federal income tax purposes	$1,061,491,066

For the fiscal year ended September 30, 2017, the fund had undistributed net investment income of $12,362,651.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.522% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Dynamic Asset Allocation Conservative Fund 105

During the reporting period, Putnam Management reimbursed the fund $3,101 for certain trades in connection with a settlement with the SEC. The effect of the reimbursement by Putnam Management of such amount had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$755,445	Class R	16,896
Class B	27,103	Class R5	7,113
Class C	198,908	Class R6	60,183
Class M	12,605	Class Y	358,341
Class P	10,591	Total	$1,447,185

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $5,772 under the expense offset arrangements and by $3,637 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $811, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %)

106 Dynamic Asset Allocation Conservative Fund

of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,223,625
Class B	1.00%	1.00%	175,607
Class C	1.00%	1.00%	1,288,516
Class M	1.00%	0.75%	61,253
Class R	1.00%	0.50%	54,762
Total			$2,803,763

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $96,783 and $2,341 from the sale of class A and class M shares, respectively, and received $6,418 and $5,904 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $153 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,692,389,490	$1,710,230,230
U.S. government securities (Long-term)	—	—
Total	$1,692,389,490	$1,710,230,230

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	8,381,885	$90,360,389	8,586,465	$89,488,138
Shares issued in connection with
reinvestment of distributions	1,071,567	11,622,526	954,798	9,880,273
	9,453,452	101,982,915	9,541,263	99,368,411
Shares repurchased	(10,172,752)	(109,985,130)	(14,493,201)	(150,187,107)
Net decrease	(719,300)	$(8,002,215)	(4,951,938)	$(50,818,696)

Dynamic Asset Allocation Conservative Fund 107

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	72,100	$774,526	254,875	$2,613,721
Shares issued in connection with
reinvestment of distributions	26,577	286,558	25,534	261,019
	98,677	1,061,084	280,409	2,874,740
Shares repurchased	(443,467)	(4,749,924)	(547,866)	(5,654,408)
Net decrease	(344,790)	$(3,688,840)	(267,457)	$(2,779,668)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	2,841,505	$30,354,104	3,351,968	$34,516,163
Shares issued in connection with
reinvestment of distributions	204,087	2,190,244	166,248	1,694,035
	3,045,592	32,544,348	3,518,216	36,210,198
Shares repurchased	(4,554,054)	(48,357,108)	(3,755,408)	(38,569,410)
Net decrease	(1,508,462)	$(15,812,760)	(237,192)	$(2,359,212)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	106,072	$1,134,438	245,767	$2,506,211
Shares issued in connection with
reinvestment of distributions	14,680	157,553	21,797	221,531
	120,752	1,291,991	267,564	2,727,742
Shares repurchased	(276,627)	(2,974,020)	(1,019,002)	(10,404,644)
Net decrease	(155,875)	$(1,682,029)	(751,438)	$(7,676,902)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class P	Shares	Amount	Shares	Amount
Shares sold	4,124,321	$44,816,941	5,142,063	$53,859,429
Shares issued in connection with
reinvestment of distributions	278,862	3,031,306	198,958	2,070,737
	4,403,183	47,848,247	5,341,021	55,930,166
Shares repurchased	(2,804,283)	(30,425,390)	(2,798,537)	(29,192,187)
Net increase	1,598,900	$17,422,857	2,542,484	$26,737,979

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	218,004	$2,423,419	369,519	$3,959,926
Shares issued in connection with
reinvestment of distributions	18,319	204,431	16,956	180,326
	236,323	2,627,850	386,475	4,140,252
Shares repurchased	(404,603)	(4,510,736)	(327,238)	(3,526,401)
Net increase (decrease)	(168,280)	$(1,882,886)	59,237	$613,851

108 Dynamic Asset Allocation Conservative Fund

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	628,567	$6,826,695	14,461	$151,861
Shares issued in connection with
reinvestment of distributions	15,244	165,939	1,164	11,998
	643,811	6,992,634	15,625	163,859
Shares repurchased	(134,897)	(1,460,363)	(85,938)	(899,081)
Net increase (decrease)	508,914	$5,532,271	(70,313)	$(735,222)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,462,995	$37,622,911	5,767,036	$59,912,281
Shares issued in connection with
reinvestment of distributions	306,627	3,338,138	228,784	2,383,166
	3,769,622	40,961,049	5,995,820	62,295,447
Shares repurchased	(4,488,872)	(48,848,171)	(2,402,105)	(25,227,225)
Net increase (decrease)	(719,250)	$(7,887,122)	3,593,715	$37,068,222

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	6,043,072	$65,642,275	10,613,227	$110,665,497
Shares issued in connection with
reinvestment of distributions	530,852	5,777,305	416,960	4,342,050
	6,573,924	71,419,580	11,030,187	115,007,547
Shares repurchased	(8,011,766)	(86,959,407)	(5,577,003)	(58,003,694)
Net increase (decrease)	(1,437,842)	$(15,539,827)	5,453,184	$57,003,853

At the close of the reporting period, the Putnam RetirementReady Funds owned 10.0% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/17	cost	proceeds	income	of 9/30/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$8,012,325	$76,677,392	$84,030,667	$105,677	$659,050
Putnam Short Term
Investment Fund**	135,891,108	266,183,390	303,986,471	2,154,661	98,088,027
Total Short-term
investments	$143,903,433	$342,860,782	$388,017,138	$2,260,338	$98,747,077

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Dynamic Asset Allocation Conservative Fund 109

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency options (contract amount)	$11,100,000
Written currency options (contract amount)	$8,400,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$214,300,000
Centrally cleared interest rate swap contracts (notional)	$240,400,000
OTC total return swap contracts (notional)	$86,300,000
OTC credit default contracts (notional)	$21,600,000
Centrally cleared credit default contracts (notional)	$110,200,000
Warrants (number of warrants)	700

110 Dynamic Asset Allocation Conservative Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$3,139,960*	Unrealized depreciation	$2,426,584*
Foreign exchange
contracts	Investments, Receivables	914,799	Payables	826,510
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	1,296,481*	Unrealized depreciation	2,226,930*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	282,052*	Unrealized depreciation	3,088,477*
Total		$5,633,292		$8,568,501

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$1,221,632	$1,221,632
Foreign exchange contracts	(243,275)	—	(2,680,688)	—	(2,923,963)
Equity contracts	—	(10,644,794)	—	(69,157)	(10,713,951)
Interest rate contracts	—	(7,407,938)	—	(149,289)	(7,557,227)
Total	$(243,275)	$(18,052,732)	$(2,680,688)	$1,003,186	$(19,973,509)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$81,178	$81,178
Foreign exchange
contracts	—	34,590	—	(159,562)	—	(124,972)
Equity contracts	(325)	—	(1,488,723)	—	1,020,877	(468,171)
Interest rate
contracts	—	—	(1,220,102)	—	(40,564)	(1,260,666)
Total	$(325)	$34,590	$(2,708,825)	$(159,562)	$1,061,491	$(1,772,631)

Dynamic Asset Allocation Conservative Fund 111

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$ 5,339	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,339
OTC Total return swap contracts*#	—	529	—	271,554	—	155	669	—	—	—	—	—	—	—	—	—	—	272,907
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	143	—	—	414	—	—	—	—	—	—	—	557
OTC Credit default contracts —
protection purchased*#	—	—	—	—	65,866	151,763	134,124	—	—	100,955	42,877	—	45,922	—	—	—	—	541,507
Centrally cleared credit default contracts§	—	—	1,980	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,980
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	464,923	—	—	—	—	—	464,923
Forward currency contracts#	46,207	55,961	—	99,305	—	43,279	214,925	69,071	82,401	—	—	—	—	39,656	111,372	78,694	3,364	844,235
Purchased options**#	—	—	—	—	—	—	70,564	—	—	—	—	—	—	—	—	—	—	70,564
Total Assets	$46,207	$56,490	$7,319	$370,859	$65,866	$195,197	$420,425	$69,071	$82,401	$101,369	$42,877	$464,923	$45,922	$39,656	$111,372	$78,694	$3,364	$2,202,012
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	13,519	—	—	—	—	—	—	—	—	—	—	—	—	—	—	13,519
OTC Total return swap contracts*#	—	2,153	—	146,278	—	—	529	—	—	706	—	—	—	—	—	—	—	149,666
OTC Credit default contracts —
protection sold*#	12,562	—	—	—	61,918	65,944	293,688	—	—	218,232	6,883	—	71,693	—	—	—	—	730,920
OTC Credit default contracts —
protection purchased*#	—	—	—	—	299	—	—	—	—	—	—	—	—	—	—	—	—	299
Centrally cleared credit default contracts§	—	—	3,953	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,953
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	31,538	—	—	—	—	—	31,538
Forward currency contracts#	79,382	67,217	—	54,879	—	63,441	85,483	47,868	146,282	—	—	—	—	87,068	65,064	63,969	34,188	794,841
Written options#	—	—	—	—	—	—	31,669	—	—	—	—	—	—	—	—	—	—	31,669
Total Liabilities	$91,944	$69,370	$17,472	$201,157	$62,217	$129,385	$411,369	$47,868	$146,282	$218,938	$6,883	$31,538	$71,693	$87,068	$65,064	$63,969	$34,188	$1,756,405
Total Financial and Derivative
Net Assets	$(45,737)	$(12,880)	$(10,153)	$169,702	$3,649	$65,812	$9,056	$21,203	$(63,881)	$(117,569)	$35,994	$433,385	$(25,771)	$(47,412)	$46,308	$14,725	$(30,824)	$445,607
Total collateral received (pledged)†##	$—	$(12,880)	$—	$80,000	$—	$60,000	$(39,904)	$—	$—	$(59,952)	$—	$—	$(21,993)	$—	$—	$—	$—
Net amount	$(45,737)	$—	$(10,153)	$89,702	$3,649	$5,812	$48,960	$21,203	$(63,881)	$(57,617)	$35,994	$433,385	$(3,778)	$(47,412)	$46,308	$14,725	$(30,824)

112 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 113

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received (including TBA
commitments)**	$—	$—	$—	$80,000	$—	$60,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$140,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$(110,689)	$—	$—	$—	$—	$(39,904)	$—	$—	$(176,426)	$—	$—	$(21,993)	$—	$—	$—	$—	$(349,012)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $10,182,017 and $1,436,496, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

114 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 115

PUTNAM ASSET ALLOCATION FUNDS
FORM N-1A
PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Amended and Restated Agreement and Declaration of Trust dated March 21, 2014--Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed on January 27, 2015.

(b)(1) Amended and Restated Bylaws dated as of October 17, 2014--Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed on January 27, 2015.

(b)(2) Amendment to Amended and Restated Bylaws dated as of April 22, 2016--Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on August 29, 2016.

(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights--Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed on January 27, 2015.

(c)(2) Portions of Bylaws Relating to Shareholders' Rights--Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed on January 27, 2015.

(d)(1) Management Contract with Putnam Investment Management, LLC dated February 27, 2014--Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed on January 27, 2015.

(d)(2) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated February 27, 2014; Schedule A amended as of October 27, 2016--Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on January 27, 2016.

(d)(3) Sub-Advisory Contract among Putnam Investment Management, LLC, Putnam Investments Limited and The Putnam Advisory Company, LLC dated February 27, 2014--Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed on January 27, 2015.

(e)(1) Amended and Restated Distributor’s Contract with Putnam Retail Management Limited Partnership dated July 1, 2013--Incorporated by reference to Post-

Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.

(e)(2)(i) Form of Dealer Sales Contract dated March 27, 2012--Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(e)(2)(ii) Schedule of Dealer Sales Contracts conforming in all material respects to the Form of Dealer Sales Contract filed as Exhibit (e)(2)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.

(e)(3)(i) Form of Financial Institution Sales Contract dated March 27, 2012--Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on June 27, 2012.

(e)(3)(ii) Schedule of Financial Institution Sales Contracts conforming in all material respects to the Form of Financial Institution Sales Contract filed as Exhibit (e)(3)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.

(f) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000--Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

(g)(1) Amended and Restated Custodian Agreement with Putnam Fiduciary Trust Company dated February 10, 2006--Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed on January 26, 2007.


(g)(2) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of July 24, 2017--Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement filed on January 26, 2018.


(g)(3) Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated August 1, 2013--Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.


(h)(1) Amended & Restated Investor Servicing Agreement – Open-End Funds with Putnam Investment Management, LLC and Putnam Investor Services, Inc. dated July 1, 2013; Appendix A amended as of July 24, 2017--Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement filed on January 26, 2018.


(h)(2) Letter of Indemnity with Putnam Investment Management, LLC dated December 18, 2003--Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.

(h)(3) Liability Insurance Allocation Agreement dated December 18, 2003--Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on January 28, 2005.


(h)(4) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; Appendix A amended as of July 24, 2017--Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement filed on January 26, 2018.


(h)(5) Amendment to Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated August 1, 2013--Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed on January 28, 2014.


(h)(6) Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated July 16, 2010; Schedules A and B amended as of September 15, 2017--Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement filed on January 26, 2018.


(h)(7) Credit Agreement with State Street Bank and Trust Company and certain other lenders dated September 24, 2015--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.

(h)(8) Joinder Agreement No. 1 to Credit Agreement with State Street Bank and Trust Company and certain other lenders dated August 29, 2016--Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration

Statement filed on January 27, 2016.

(h)(9) Amendment No. 1 to Credit Agreement with State Street Bank and Trust Company, dated September 22, 2016--Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on January 27, 2016.


(h)(10) Amendment No. 2 to Credit Agreement with State Street Bank and Trust Company, dated September 21, 2017--Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement filed on January 26, 2018.

(h)(11) Amendment No. 3 to Credit Agreement with State Street Bank and Trust Company, dated September 20, 2018.

(h)(12) Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated September 24, 2015--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.

(h)(13) First Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated August 29, 2016--Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on January 27, 2016.

(h)(14) Second Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 22, 2016--Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on January 27, 2016.

(h)(15) Third Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 21, 2017--Incorporated by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement filed on January 26, 2018.

(h)(16) Fourth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 20, 2018.

(h)(17)(i) Form of Indemnification Agreement dated March 18, 2016--Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on August 29, 2016.

(h)(17)(ii) Schedule of Indemnification Agreements conforming in all material respects to the Form of Indemnification Agreement filed as Exhibit (h)(17)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended--Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on August 29, 2016.

(h)(18) Expense Limitation Agreement with Putnam Investment Management, LLC (“PIM”) dated June 29, 2018.

(h)(19) Expense Limitation Agreement with Putnam Investor Services, Inc. (“PSERV”) dated June 29, 2018.


(i) Opinion of Ropes & Gray LLP, including consent--Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement filed on December 23, 1993.


(j)(1) Consent of Independent Registered Public Accounting Firm -- Growth Fund.

(j)(2) Consent of Independent Registered Public Accounting Firm -- Balanced Fund.

(j)(3) Consent of Independent Registered Public Accounting Firm -- Conservative Fund.


(k) Not applicable.

(l) Investment Letter from Putnam Investments, LLC to the Registrant--Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement filed on December 23, 1993.

(m)(1) Class A Distribution Plan and Agreement dated November 8, 1993--Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.

(m)(2) Class B Distribution Plan and Agreement dated November 8, 1993--Incorporated by reference to the Registrant's Initial Registration Statement filed on November 12, 1993.

(m)(3) Class C Distribution Plan and Agreement dated September 1, 1994--Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on January 30, 1995.

(m)(4) Class M Distribution Plan and Agreement dated January 30, 1995--Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on January 30, 1995.

(m)(5) Class R Distribution Plan and Agreement dated November 15, 2002--Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement filed on January 29, 2003.

(m)(6) Class T Distribution Plan and Agreement dated February 22, 2017--Incorporated by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement filed on February 24, 2017.

(m)(7)(i) Form of Dealer Service Agreement--Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on January 30, 1998.

(m)(7)(ii) Schedule of Dealer Service Agreements conforming in all material respects to the Form of Dealer Service Agreement filed as Exhibit (m)(7)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.

(m)(8)(i) Form of Financial Institution Service Agreement--Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on January 30, 1998.

(m)(8)(ii) Schedule of Financial Institution Service Agreements conforming in all material respects to the Form of Financial Institution Service Agreement filed as Exhibit (m)(8)(i) but which have not been filed as exhibits to the Registrant's Registration Statement in reliance on Rule 483(d)(2) under the Securities Act of 1933, as amended--Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed on January 27, 2016.


(n) Rule 18f-3 Plan dated November 1, 1999, as most recently amended November 16, 2018.


(p)(1) The Putnam Funds Code of Ethics dated July 2016--Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on August 29, 2016.

(p)(2) Putnam Investments Code of Ethics dated June 24, 2016--Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement filed on August 29, 2016.

Item 29. Persons Controlled by or Under Common Control with the Fund

The Registrant is not controlled by or under common control with any other person.

Item 30. Indemnification

Reference is made to Article VIII, sections 1 through 3, of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, (File No. 811-07121). In addition, the Registrant maintains a trustees and officers liability insurance policy under which the Registrant and its trustees and officers are named insureds. Certain service providers to the Registrant also have contractually agreed to indemnify and hold harmless the trustees against liability arising in connection with the service provider’s performance of services under the relevant agreement.

The Massachusetts business trusts comprising The Putnam Funds (each, a “Trust”) have also agreed to contractually indemnify each Trustee. The agreement between the Trusts and each Trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses to the fullest extent permitted by the Registrant’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws and the laws of The Commonwealth of Massachusetts, the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as now or hereafter in force, provides that each Trust severally shall indemnify and hold harmless the Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, unless the Trustee has been adjudicated in a final adjudication on the merits to have engaged in certain disabling conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and, therefore, is unenforceable.

Item 31. Business and Other Connections of the Investment Adviser

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Except as set forth below, the directors and officers of each of Putnam Investment Management, LLC, the Registrant’s investment adviser (the “Investment Adviser”), Putnam Investments Limited, investment sub-manager to certain Putnam funds (the “Sub-Manager”), and The Putnam Advisory Company, LLC, investment sub-adviser to certain Putnam funds, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of the Investment Adviser, Sub-Manager, or certain of the Investment Adviser’s corporate affiliates. Certain officers of the Investment Adviser serve as officers of some or all of the Putnam funds. The address of the Investment Adviser, its corporate affiliates other than the Sub-Manager, and the Putnam funds is

100 Federal Street, Boston, Massachusetts 02110. The address of the Sub-Manager is 16 St James’s Street, London, England, SW1A 1ER.


Name and Title	Non-Putnam business, profession, vocation or employment

N/A

Item 32. Principal Underwriter

(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant:

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George Putnam Balanced Fund, Putnam Asset Allocation Funds, Putnam California Tax Exempt Income Fund, Putnam Convertible Securities Fund, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Equity Fund, Putnam Funds Trust, Putnam Global Equity Fund, Putnam Global Health Care Fund, Putnam Global Income Trust, Putnam Global Natural Resources Fund, Putnam Global Utilities Fund, Putnam High Yield Fund, Putnam Income Fund, Putnam International Equity Fund, Putnam Investment Funds, Putnam Massachusetts Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Mortgage Recovery Fund, Putnam Mortgage Securities Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam RetirementReady® Funds, Putnam Sustainable Leaders Fund, Putnam Tax Exempt Income Fund, Putnam Tax-Free Income Trust and Putnam Variable Trust.


( b) The directors and officers of the Registrant's principal underwriter are listed below. Except as noted below, no officer of the Registrant’s principal underwriter is an officer of the Registrant.


The principal business address of each person listed below is 100 Federal Street, Boston, Massachusetts 02110.


Name	Position and Office with the Underwriter
Connolly, William T.	President
Ettinger, Robert D.	Vice President and Treasurer
Maher, Stephen B.	Assistant Treasurer
Burns, Robert T.*	Secretary
Ritter, Jesse D.	Assistant Secretary
Clark, James F.**	Vice President and Assistant Secretary
Trenchard, Mark C.***	Vice President

*Mr. Burns is Vice President and Chief Legal Officer of the Registrant.
**Mr. Clark is Chief Compliance Officer of the Registrant.
***Mr. Trenchard is Vice President and BSA Compliance Officer of the Registrant.

Item 33. Location of Accounts and Records


Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are the Registrant's Clerk, Michael J. Higgins; the Registrant's investment adviser, PIM; the Registrant's principal underwriter, Putnam Retail Management Limited Partnership (PRM); the Registrant's custodians, Putnam Fiduciary Trust Company (PFTC) and State Street Bank and Trust Company (which, in addition to its duties as custodian, also provides certain administrative, pricing and bookkeeping services); and the Registrant's transfer and dividend disbursing agent, Putnam Investor Services, Inc. The address of the Clerk, PIM, PRM, PFTC and Putnam Investor Services, Inc. is 100 Federal Street, Boston, Massachusetts 02110. State Street Bank and Trust Company is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.


Item 34. Management Services

None.

Item 35. Undertakings

None.

NOTICE

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A copy of the Amended and Restated Agreement and Declaration of Trust of Putnam Asset Allocation Funds is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.


POWER OF ATTORNEY


We, the undersigned Trustees of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint Kenneth R. Leibler, George Putnam, III, Jonathan S. Horwitz, Michael J. Higgins, Bryan Chegwidden, and James E. Thomas, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statements on Form N-1A of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.


WITNESS my hand and seal on the date set forth below.

Signature	Title	Date

/s/ Kenneth R. Leibler	Chair of the Board and Trustee	September 14, 2018
Kenneth R. Leibler

/s/ Robert L. Reynolds	President and Trustee	September 14, 2018
Robert L. Reynolds

/s/ Jonathan S. Horwitz	Executive Vice President, Principal	September 14, 2018
Jonathan S. Horwitz	Executive Officer, and Compliance
Liaison

/s/ Michael J. Higgins	Vice President, Treasurer, and Clerk	September 14, 2018
Michael J. Higgins

/s/ Janet C. Smith	Vice President, Principal Financial	September 14, 2018
Janet C. Smith	Officer, Principal Accounting
Officer, and Assistant Treasurer

/s/ Liaquat Ahamed		September 14, 2018
Liaquat Ahamed	Trustee

/s/ Ravi Akhoury	Trustee	September 14, 2018
Ravi Akhoury

/s/ Barbara M. Baumann	Trustee	September 14, 2018
Barbara M. Baumann

/s/ Katinka Domotorffy	Trustee	September 14, 2018
Katinka Domotorffy

/s/ Catharine Bond Hill	Trustee	September 14, 2018
Catharine Bond Hill

/s/ Paul L. Joskow	Trustee	September 14, 2018
Paul L. Joskow

/s/ Robert E. Patterson	Trustee	September 14, 2018
Robert E. Patterson

/s/ George Putnam, III	Trustee	September 14, 2018
George Putnam, III

/s/ Manoj P. Singh	Trustee	September 14, 2018
Manoj P. Singh

Schedule A

Putnam Asset Allocation Funds
Putnam California Tax Exempt Income Fund
Putnam Convertible Securities Fund
Putnam Diversified Income Trust
Putnam Equity Income Fund
Putnam Europe Equity Fund
Putnam Funds Trust
George Putnam Balanced Fund
Putnam Global Equity Fund
Putnam Global Health Care Fund
Putnam Global Income Trust
Putnam Global Natural Resources Fund
Putnam Global Utilities Fund
Putnam High Yield Fund
Putnam Income Fund
Putnam International Equity Fund
Putnam Investment Funds
Putnam Massachusetts Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Mortgage Securities Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam RetirementReady Funds
Putnam Sustainable Leaders Fund
Putnam Tax Exempt Income Fund
Putnam Tax-Free Income Trust
Putnam Variable Trust

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 25 th day of January, 2019.


Putnam Asset Allocation Funds

By: /s/ Jonathan S. Horwitz,
Executive Vice President, Principal Executive
Officer and Compliance Liaison

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title
Kenneth R. Leibler*	Chair, Board of Trustees

Robert L. Reynolds*	President and Trustee

Jonathan S. Horwitz*	Executive Vice President, Principal Executive
Officer and Compliance Liaison

Janet C. Smith*	Vice President, Principal Financial Officer, Principal
Accounting Officer and Assistant Treasurer

Liaquat Ahamed*	Trustee

Ravi Akhoury*	Trustee

Barbara M. Baumann*	Trustee

Katinka Domotorffy*	Trustee

Catharine Bond Hill*	Trustee

Paul L. Joskow*	Trustee

Robert E. Patterson*	Trustee

George Putnam, III*	Trustee

Manoj P. Singh*	Trustee

By: /s/ Jonathan S. Horwitz, as Attorney-in-Fact
January 25, 2019
* Signed pursuant to power of attorney filed herewith.

EXHIBIT INDEX


Item 28. Exhibits

(h)(11) Amendment No. 3 to Credit Agreement with State Street Bank and Trust Company, dated September 20, 2018.

(h)(16) Fourth Amendment to Amended and Restated Uncommitted Line of Credit Agreement with State Street Bank and Trust Company, dated September 20, 2018.

(h)(18) Expense Limitation Agreement with Putnam Investment Management, LLC (“PIM”) dated June 29, 2018.

(h)(19) Expense Limitation Agreement with Putnam Investor Services, Inc. (“PSERV”) dated June 29, 2018.

(j)(1) Consent of Independent Registered Public Accounting Firm -- Growth Fund.

(j)(2) Consent of Independent Registered Public Accounting Firm -- Balanced Fund.

(j)(3) Consent of Independent Registered Public Accounting Firm -- Conservative Fund.

(n) Rule 18f-3 Plan dated November 1, 1999, as most recently amended November 16, 2018.

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